UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03980

Morgan Stanley Institutional Fund Trust

(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York	10036
(Address of principal executive offices)	(Zip code)

John H. Gernon

522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)

Registrant's telephone number, including area code: 212-296-0289

Date of fiscal year end: September 30,

Date of reporting period: September 30, 2020

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Core Plus Fixed Income Portfolio

Annual Report

September 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	20
Statement of Operations	22
Statements of Changes in Net Assets	23
Financial Highlights	25
Notes to Financial Statements	30
Report of Independent Registered Public Accounting Firm	42
Investment Advisory Agreement Approval	43
Liquidity Risk Management Program	45
Federal Tax Notice	46
Privacy Notice	47
Trustee and Officer Information	49

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Core Plus Fixed Income Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2020

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Expense Example (unaudited)

Core Plus Fixed Income Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2020 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/20	Actual Ending Account Value 9/30/20	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Core Plus Fixed Income Portfolio Class I	$1,000.00	$1,081.30	$1,023.00	$2.08	$2.02	0.40%
Core Plus Fixed Income Portfolio Class A	1,000.00	1,079.30	1,021.25	3.90	3.79	0.75
Core Plus Fixed Income Portfolio Class L	1,000.00	1,077.80	1,020.00	5.19	5.05	1.00
Core Plus Fixed Income Portfolio Class C	1,000.00	1,075.30	1,017.80	7.47	7.26	1.44
Core Plus Fixed Income Portfolio Class IS	1,000.00	1,080.60	1,023.25	1.82	1.77	0.35

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 183/366 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Investment Overview (unaudited)

Core Plus Fixed Income Portfolio

The Fund seeks above-average total return over a market cycle of three to five years.

Performance

For the fiscal year ended September 30, 2020, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 6.27%, net of fees. The Fund's Class I shares underperformed against the Fund's benchmark, the Bloomberg Barclays U.S. Aggregate Index (the "Index"), which returned 6.98%.

Factors Affecting Performance

•  Government bond yields declined significantly over the period, particularly in the first quarter of 2020, in the U.S. and throughout the world. This slightly hurt relative performance because the Fund had a short duration position in the U.S. as rates fell. The portfolio had a long duration position in both emerging markets and non-U.S. developed markets, however, which helped relative performance as rates fell in those regions.

•  The Fund's exposure to Treasury inflation-protected securities (TIPS) hurt relative performance during the beginning of the first quarter 2020, and the position was subsequently closed out as inflation breakevens began to narrow.

•  Over the period, the portfolio's overweight to both investment grade and high yield corporate bonds contributed to relative performance given the significant rally during the second and third quarters of 2020.

•  The Fund was hurt by its exposure to emerging market debt, which lagged the initial recovery seen in the second quarter of 2020 after the market sell-off caused by the coronavirus pandemic.

•  Overall securitized positioning detracted from relative performance during the period, particularly in areas that were disproportionately affected by the lockdowns caused by the coronavirus. Exposure in areas such as asset-backed securities (ABS) and non-agency commercial mortgage-backed securities (CMBS) were the largest detractors in the sector. However, positioning in non-agency and agency residential mortgage-backed securities (RMBS) contributed to relative performance as these sub-sectors rallied significantly in the second and third quarters of 2020.

Management Strategies

•  We see little risk of government bond yields rising meaningfully anytime soon. Recent rises in yields during September 2020 appear to have been more technical in nature and/or related to shifting probabilities of who will be elected the next U.S. president. However, further declines in yields also seem unlikely, given that most central banks have now cut interest rates to as low as they feel comfortable doing. Nonetheless, further cuts and other policy innovations could still happen if there is a turn for the worse, so there is still a case, we believe, for owning high-quality government bonds as a hedge against further stress, even if much less than normal.

•  We remain constructive on corporate credit. Although we continue to hold a positive and upbeat view with regard to the evolution of the economy and credit spreads, risks remain. Rising infection rates, leading to larger and more aggressive lockdowns, could easily slow economies and upend our views. We do not think this is likely, as all governments seem to be adopting more selective, targeted lockdowns to deal with local issues. As long as local issues do not spread and/or hospitalization rates/mortality rates do not climb too much, economies should be fine. Vaccines continue to be the linchpin of a broader solution to get sectors of the economy like travel, leisure and entertainment back to semi-normal, thus allowing national incomes to return back to pre-COVID-19 levels.

•  In the securitized assets sector, we still have a positive fundamental credit outlook for U.S. residential and consumer credit conditions given various government support programs that have been put in place in response to the coronavirus pandemic. Additionally, mortgage fundamental performance has been generally positive so far, as loan delinquencies and forbearance requests continue to decline, and remain much lower than most market forecasts given current unemployment forecasts. National home prices are up almost 5% over the past year, fueled by record low mortgage rates and historically low housing supply.i We expect the U.S. housing market to remain stable and non-agency RMBS to continue to perform relatively well from a credit perspective in the near future.

i  Source: S&P CoreLogic Case Shiller U.S. National Home Price Index, September 29, 2020. The index measures U.S. residential real estate prices, tracking changes in the value of residential real estate nationally.

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Investment Overview (unaudited) (cont'd)

Core Plus Fixed Income Portfolio

•  We remain cautiously optimistic on emerging market debt in the near term on the back of continued global monetary and fiscal policy accommodation. A continued rebound in China growth, to the extent that spills over to the global economy, should also provide a further boost to risky assets, as well as any positive developments on coronavirus treatments and vaccines. On the other hand, our relatively constructive view on emerging market assets in the near term is tempered by less compelling valuations, increased volatility due to the upcoming U.S. presidential election, and some setbacks on the fight against the pandemic, as evidenced in increasing case counts in Europe and stricter lockdown measures imposed in several countries.

*  Minimum Investment

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class L, Class C and Class IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (where applicable).

Performance Compared to the Bloomberg Barclays U.S. Aggregate Index(1) and the Lipper Core Plus Bond Funds Index(2)

	Period Ended September 30, 2020 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(9)
Fund — Class I Shares w/o sales charges(4)	6.27%	6.73%	5.61%	7.17%
Fund — Class A Shares w/o sales charges(5)	5.91	6.35	5.27	4.95
Fund — Class A Shares with maximum 3.25% sales charges(5)	2.46	5.66	4.93	4.81
Fund — Class L Shares w/o sales charges(6)	5.63	6.08	—	4.93
Fund — Class C Shares w/o sales charges(7)	5.16	5.58	—	4.74
Fund — Class C Shares with maximum 1.00% deferred sales charges(7)	4.16	5.58	—	4.74
Fund — Class IS Shares w/o sales charges(8)	6.24	—	—	7.67
Bloomberg Barclays U.S. Aggregate Index	6.98	4.18	3.64	6.90
Lipper Core Plus Bond Funds Index	6.91	4.68	4.19	—

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The Bloomberg Barclays U.S. Aggregate Index tracks the performance of U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Core Plus Bond Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Core Plus Bond Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Core Plus Bond Funds classification.

(3)  Total returns for the Fund reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(4)  Commenced operations on November 14, 1984.

(5)  Commenced offering on November 7, 1996.

(6)  Commenced offering on April 27, 2012.

(7)  Commenced offering on April 30, 2015.

(8)  Commenced offering on June 15, 2018.

(9)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Indexes.

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Portfolio of Investments

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (97.8%)
Agency Adjustable Rate Mortgage (0.0%)
Federal Home Loan Mortgage Corporation, Conventional Pools: 12 Month USD LIBOR + 1.62%, 3.00%, 7/1/45	$52	$54
Agency Fixed Rate Mortgages (23.0%)
Federal Home Loan Mortgage Corporation,
Conventional Pools:
2.50%, 11/1/49	1,532	1,609
3.00%, 11/1/49 - 12/1/49	2,004	2,071
3.50%, 8/1/49	818	845
4.00%, 4/1/49 - 11/1/49	3,097	3,260
4.50%, 2/1/49	1,255	1,357
Gold Pools:
3.00%, 3/1/47 - 6/1/49	2,734	2,873
3.50%, 1/1/44 - 4/1/49	1,482	1,609
4.00%, 6/1/44 - 1/1/48	938	1,016
5.41%, 7/1/37 - 8/1/37	20	21
5.44%, 1/1/37 - 2/1/38	50	55
5.46%, 5/1/37 - 1/1/38	52	57
5.48%, 8/1/37 - 10/1/37	36	41
5.50%, 8/1/37 - 4/1/38	72	81
5.52%, 10/1/37	5	6
5.62%, 12/1/36 - 8/1/37	59	66
6.00%, 10/1/36 - 8/1/38	97	111
6.50%, 12/1/25 - 8/1/33	74	84
7.00%, 6/1/28 - 11/1/31	31	31
Federal National Mortgage Association,
Conventional Pools:
2.50%, 10/1/49 - 2/1/50	3,642	3,773
3.00%, 6/1/40 - 1/1/50	11,095	11,516
3.50%, 8/1/45 - 11/1/49	8,718	9,205
4.00%, 11/1/41 - 9/1/49	6,744	7,271
4.50%, 3/1/41 - 8/1/49	2,907	3,170
5.00%, 3/1/41	163	188
5.50%, 6/1/35 - 1/1/37	49	58
5.62%, 12/1/36	31	33
6.50%, 4/1/24 - 1/1/34	673	761
7.00%, 5/1/24 - 12/1/33	120	132
9.50%, 4/1/30	48	54
October TBA:
2.00%, 10/1/50 (a)	19,025	19,672
2.50%, 10/1/50 (a)	30,600	32,100
3.00%, 10/1/35 - 10/1/50(a)	62,460	65,440
3.50%, 10/1/50 (a)	24,000	25,306
Government National Mortgage Association,
Various Pools:
3.50%, 11/20/40 - 7/20/49	1,868	1,985
4.00%, 8/20/41 - 11/20/49	8,746	9,310
4.50%, 4/20/49 - 7/20/49	1,425	1,509
5.00%, 12/20/48 - 2/20/49	201	217
6.50%, 5/15/40	419	499
		207,392
	Face Amount (000)		Value (000)
Asset-Backed Securities (12.2%)
Aaset Trust,
3.84%, 5/15/39 (b)		$443	$418
Accredited Mortgage Loan Trust,
1 Month USD LIBOR + 0.60%, 0.75%, 4/25/34 (c)		686	677
Ajax Mortgage Loan Trust,
1.70%, 5/25/59 (b)		2,583	2,591
American Homes 4 Rent Trust,
6.07%, 10/17/52 (b)		601	674
AMSR 2019-SFR1 Trust,
2.77%, 1/19/39 (b)		3,100	3,293
Aqua Finance Trust,
3.47%, 7/16/40 (b)		900	930
Avant Loans Funding Trust,
4.65%, 4/15/26 (b)		850	832
5.00%, 11/17/25 (b)		525	527
BCMSC Trust,
7.51%, 1/15/29 (c)		1,474	1,422
Blackbird Capital Aircraft Lease Securitization Ltd.,
5.68%, 12/16/41 (b)		771	542
Cascade Funding Mortgage Trust,
5.60%, 4/25/30 (b)(c)		1,000	1,054
7.30%, 4/25/30 (b)(c)		2,000	2,115
Cascade MH Asset Trust,
4.00%, 11/25/44 (b)(c)		1,510	1,559
CFMT 2020-HB3 LLC,
6.28%, 5/25/30 (b)(c)		1,100	1,111
Conn's Receivables Funding LLC,
3.62%, 6/17/24 (b)		1,000	989
Consumer Loan Underlying Bond Credit Trust,
4.41%, 10/15/26 (b)		2,000	1,936
4.66%, 7/15/26 (b)		1,000	973
5.21%, 7/15/25 (b)		1,136	1,127
ContiMortgage Home Equity Loan Trust,
8.10%, 8/15/25		20	16
Diamond Resorts Owner Trust,
4.02%, 2/20/32 (b)		1,226	1,206
Fair Square Issuance Trust,
2.90%, 9/20/24 (b)		900	901
Fairstone Financial Issuance Trust I,
3.95%, 3/21/33 (b)	CAD	600	451
Falcon Aerospace Ltd.,
3.60%, 9/15/39 (b)		$962	887
FCI Funding 2019-1 LLC,
3.63%, 2/18/31 (b)		362	368
Foundation Finance Trust,
3.86%, 11/15/34 (b)		592	611
FREED ABS Trust,
3.19%, 11/18/26 (b)		2,000	1,987
3.87%, 6/18/26 (b)		800	802
4.52%, 6/18/27 (b)		1,004	1,016
4.61%, 10/20/25 (b)		969	972

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)		Value (000)
Asset-Backed Securities (cont'd)
GAIA Aviation Ltd.,
7.00%, 12/15/44 (b)		$1,274	$591
Goodgreen Trust,
5.53%, 4/15/55 (b)		2,895	2,932
Home Partners of America Trust,
1 Month USD LIBOR + 1.45%, 1.60%, 7/17/37 (b)(c)		2,200	2,181
Invitation Homes Trust,
1 Month USD LIBOR + 2.00%, 2.15%, 6/17/37 (b)(c)		2,500	2,514
1 Month USD LIBOR + 2.25%, 2.50%, 7/17/37 (b)(c)		132	131
JOL Air Ltd.,
4.95%, 4/15/44 (b)		241	175
Lunar Aircraft Ltd.,
3.38%, 2/15/45 (b)		468	438
MACH 1 Cayman Ltd.,
3.47%, 10/15/39 (b)		1,114	1,024
MAPS Ltd.,
4.21%, 5/15/43 (b)		580	539
METAL LLC,
4.58%, 10/15/42 (b)		623	473
MFA LLC,
3.35%, 11/25/47 (b)		613	616
3.88%, 5/25/48 (b)		874	874
4.16%, 7/25/48 (b)		660	662
Mosaic Solar Loan Trust,
2.10%, 4/20/46 (b)		1,045	1,071
Nationstar HECM Loan Trust,
2.82%, 9/25/30 (b)(c)		775	775
Navistar Financial Dealer Note Master Trust,
1 Month USD LIBOR + 2.90%, 3.05%, 7/25/25 (b)(c)		1,300	1,309
New Residential Advance Receivables Trust,
2.80%, 10/15/51 (b)		600	601
New Residential Mortgage LLC,
5.44%, 7/25/25 (b)		2,818	2,829
New Residential Mortgage LLC,
4.69%, 5/25/23 (b)		333	325
NewDay Funding PLC,
1 Month GBP LIBOR + 2.10%, 2.15%, 8/15/26 (b)(c)	GBP	500	637
Newtek Small Business Loan Trust,
1 Month USD LIBOR + 1.70%, 1.85%, 2/25/44 (b)(c)		$563	550
NRZ Excess Spread-Collateralized Notes,
4.37%, 1/25/23 (b)		332	328
4.59%, 2/25/23 (b)		603	583
5.44%, 6/25/25 (b)		2,671	2,696
NYCTL Trust,
2.19%, 11/10/32 (b)		1,297	1,315
	Face Amount (000)		Value (000)
Oxford Finance Funding LLC,
3.10%, 2/15/28 (b)		$1,000	$1,017
5.44%, 2/15/27 (b)		550	556
PNMAC GMSR Issuer Trust,
1 Month USD LIBOR + 2.35%, 2.50%, 4/25/23 (b)(c)		1,050	1,013
1 Month USD LIBOR + 2.65%, 2.80%, 8/25/25 (b)(c)		1,400	1,354
1 Month USD LIBOR + 2.85%, 3.00%, 2/25/23 (b)(c)		500	492
Pretium Mortgage Credit Partners I LLC,
2.86%, 5/27/59 (b)		2,009	2,004
Prosper Marketplace Issuance Trust,
3.20%, 2/17/26 (b)		1,150	1,155
3.59%, 7/15/25 (b)		1,250	1,259
4.87%, 6/17/24 (b)		120	120
5.50%, 10/15/24 (b)		2,000	1,972
PRPM LLC,
3.35%, 11/25/24 (b)		986	990
3.97%, 4/25/24 (b)		924	934
Raptor Aircraft Finance I LLC,
4.21%, 8/23/44 (b)		2,307	2,064
RCO V Mortgage LLC,
3.47%, 11/25/24 (b)		1,979	1,978
4.46%, 10/25/23 (b)		2	2
ReadyCap Lending Small Business Loan Trust,
Daily U.S. Prime Rate – 0.50%, 2.75%, 12/27/44 (b)(c)		828	774
Republic Finance Issuance Trust,
3.43%, 11/22/27 (b)		1,100	1,119
3.93%, 11/22/27 (b)		500	495
S-Jets Ltd.,
7.02%, 8/15/42 (b)		1,008	445
SFS Asset Securitization LLC,
4.24%, 6/10/25 (b)		2,137	2,133
SLM Student Loan Trust,
3 Month EURIBOR + 0.55%, 0.10%, 7/25/39 - 1/25/40 (c)	EUR	3,900	4,208
Small Business Lending Trust,
2.85%, 7/15/26 (b)		$292	287
Small Business Origination Loan Trust,
3.85%, 12/15/27 (c)	GBP	751	529
Sofi Consumer Loan Program Trust,
3.79%, 4/26/27 (b)		$600	616
4.02%, 8/25/27 (b)		200	203
Sprite 2017-1 Ltd.,
4.25%, 12/15/37 (b)		517	472
SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes,
2.77%, 10/15/52 (b)		1,000	992
START Ireland,
4.09%, 3/15/44 (b)		363	342
Start Ltd.,
4.09%, 5/15/43 (b)		1,308	1,222

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Asset-Backed Securities (cont'd)
Tricon American Homes Trust,
5.10%, 1/17/36 (b)	$1,500	$1,564
5.15%, 9/17/34 (b)	1,200	1,235
5.77%, 11/17/33 (b)	1,300	1,292
Upgrade Receivables Trust,
5.17%, 11/15/24 (b)	1,500	1,493
Upstart Securitization Trust,
3.73%, 9/20/29 (b)	1,700	1,695
5.00%, 8/20/25 (b)	59	59
Vantage Data Centers Issuer LLC,
4.07%, 2/16/43 (b)	390	404
VCAT LLC,
3.57%, 11/25/49 (b)(c)	1,078	1,077
3.67%, 8/25/50 (b)	2,944	2,949
Vericrest Opportunity Loan Trust,
3.18%, 10/25/49 (b)	979	982
3.35%, 9/25/49 (b)	1,415	1,419
Verizon Owner Trust,
1.94%, 4/22/24	1,700	1,741
VOLT LXXX LLC,
3.23%, 10/25/49 (b)	825	826
VOLT LXXXIII LLC,
3.33%, 11/26/49 (b)	1,597	1,604
VOLT LXXXV LLC,
3.23%, 1/25/50 (b)	1,201	1,205
VOLT LXXXVIII LLC,
2.98%, 3/25/50 (b)	1,834	1,834
		110,282
Collateralized Mortgage Obligations — Agency Collateral Series (0.4%)
Federal Home Loan Mortgage Corporation,
IO
2.83%, 8/25/48 (c)	5,484	1,153
Federal Home Loan Mortgage Corporation,
1 Month USD LIBOR + 4.35%, 4.51%, 12/25/26 (b)(c)	114	113
1 Month USD LIBOR + 5.05%, 5.21%, 7/25/23 (c)	99	96
1 Month USD LIBOR + 5.25%, 5.41%, 7/25/26 (b)(c)	46	47
IO
0.46%, 11/25/27 (c)	23,788	531
0.56%, 8/25/27 (c)	14,735	402
3.57%, 10/25/38 (c)	3,500	1,175
IO REMIC
6.00% - 1 Month USD LIBOR, 5.85%, 11/15/43 (d)	778	134
6.05% - 1 Month USD LIBOR, 5.90%, 4/15/39 (d)	236	4
IO STRIPS
7.50%, 12/15/29	21	4
	Face Amount (000)	Value (000)
Federal National Mortgage Association,
IO PAC REMIC
8.00%, 9/18/27	$64	$10
IO REMIC
6.00%, 7/25/33	50	7
IO STRIPS
6.50%, 9/25/29 - 12/25/29	277	39
8.00%, 4/25/24	31	1
8.50%, 10/25/25	21	3
9.00%, 11/25/26	21	2
REMIC
7.00%, 9/25/32	155	188
Government National Mortgage Association,
IO
5.00%, 2/16/41	161	29
IO PAC
6.15% - 1 Month USD LIBOR, 5.99%, 10/20/41 (d)	556	26
		3,964
Commercial Mortgage-Backed Securities (5.1%)
Bancorp Commercial Mortgage Trust,
1 Month USD LIBOR + 2.30%, 2.45%, 9/15/36 (b)(c)	1,400	1,297
BANK 2019-BNK21,
IO
1.00%, 10/17/52 (c)	14,956	970
Barclays Commercial Mortgage Trust,
IO
1.51%, 5/15/52 (c)	17,937	1,679
Benchmark Mortgage Trust,
3.76%, 7/15/53 (b)	2,000	2,017
IO
0.99%, 9/15/48 (b)(c)	31,000	1,482
BF 2019-NYT Mortgage Trust,
1 Month USD LIBOR + 1.70%, 1.85%, 12/15/35 (b)(c)	2,500	2,497
BXP Trust,
1 Month USD LIBOR + 3.00%, 3.15%, 11/15/34 (b)(c)	1,150	874
CG-CCRE Commercial Mortgage Trust,
1 Month USD LIBOR + 1.85%, 2.01%, 11/15/31 (b)(c)	761	712
Citigroup Commercial Mortgage Trust,
3.62%, 12/10/41 (b)	1,100	866
IO
0.98%, 11/10/48 (c)	2,632	76
1.04%, 9/10/58 (c)	4,588	168
COMM Mortgage Trust,
3.51%, 8/15/57 (b)(c)	1,400	1,327
5.46%, 8/10/46 (b)(c)	800	664
IO
0.14%, 7/10/45 (c)	12,527	26
0.88%, 10/10/47 (c)	3,198	73
1.15%, 7/15/47 (c)	3,021	93

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Commercial Mortgage-Backed Securities (cont'd)
CSWF 2018-TOP,
1 Month USD LIBOR + 1.45%, 1.60%, 8/15/35 (b)(c)	$2,240	$2,143
GS Mortgage Securities Trust,
4.90%, 8/10/46 (b)(c)	500	384
IO
0.87%, 9/10/47 (c)	5,124	122
1.40%, 10/10/48 (c)	5,012	245
InTown Hotel Portfolio Trust,
1 Month USD LIBOR + 2.05%, 2.20%, 1/15/33 (b)(c)	579	562
Jackson Park Trust LIC,
3.24%, 10/14/39 (b)(c)	1,700	1,624
JP Morgan Chase Commercial Mortgage Securities Trust,
IO
0.65%, 4/15/46 (c)	6,956	90
0.82%, 12/15/49 (c)	4,136	116
1.09%, 7/15/47 (c)	7,168	132
JPMBB Commercial Mortgage Securities Trust,
4.83%, 4/15/47 (b)(c)	775	684
IO
1.16%, 8/15/47 (c)	3,867	113
Manhattan West,
2.41%, 9/10/39 (b)(c)	1,500	1,468
MFT Trust,
3.39%, 8/10/40 (b)(c)	1,000	932
3.48%, 2/10/42 (b)(c)	800	746
MKT 2020-525M Mortgage Trust,
2.94%, 2/12/40 (b)(c)	1,000	908
Multifamily Connecticut Avenue Securities Trust,
1 Month USD LIBOR + 1.70%, 1.85%, 10/15/49 (b)(c)	473	454
1 Month USD LIBOR + 1.95%, 2.10%, 3/25/50 (b)(c)	2,992	2,917
Natixis Commercial Mortgage Securities Trust,
1 Month USD LIBOR + 2.20%, 2.35%, 7/15/36 (b)(c)	2,300	2,217
4.27%, 5/15/39(b)(c)	2,300	2,337
4.46%, 1/15/43 (b)(c)	800	802
4.56%, 2/15/39 (b)(c)	1,941	1,930
Olympic Tower 2017-OT Mortgage Trust,
3.57%, 5/10/39 (b)	2,900	3,128
SG Commercial Mortgage Securities Trust,
3.85%, 3/15/37 (b)(c)	1,900	1,740
4.66%, 2/15/41 (b)(c)	1,250	1,141
VMC Finance 2019-FL3 LLC,
1 Month USD LIBOR + 2.05%, 2.20%, 9/15/36 (b)(c)	1,603	1,551
Wells Fargo Commercial Mortgage Trust,
1 Month USD LIBOR + 1.74%, 1.89%, 2/15/37 (b)(c)	900	802
1 Month USD LIBOR + 2.21%, 2.36%, 1/15/35 (b)(c)	500	469
	Face Amount (000)	Value (000)
WFRBS Commercial Mortgage Trust,
3.50%, 8/15/47 (b)	$1,400	$1,010
4.28%, 5/15/45 (b)(c)	425	398
		45,986
Corporate Bonds (36.0%)
Energy (0.5%)
BP Capital Markets America, Inc.,
3.12%, 5/4/26	2,250	2,486
3.25%, 5/6/22	625	652
Midwest Connector Capital Co. LLC,
3.63%, 4/1/22 (b)(e)	400	403
Petrobras Global Finance BV,
6.75%, 6/3/50	710	770
		4,311
Finance (14.2%)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust,
4.13%, 7/3/23	1,150	1,174
Aflac, Inc.,
3.60%, 4/1/30	1,250	1,470
Air Lease Corp.,
2.30%, 2/1/25	1,325	1,305
American Express Co.,
4.20%, 11/6/25	1,625	1,884
American International Group, Inc.,
4.50%, 7/16/44	1,075	1,258
4.88%, 6/1/22	375	402
Aon Corp.,
2.20%, 11/15/22	1,250	1,294
AvalonBay Communities, Inc., Series G
2.95%, 5/11/26	375	416
Avolon Holdings Funding Ltd.,
2.88%, 2/15/25 (b)	1,750	1,607
Banco Bradesco SA,
3.20%, 1/27/25 (b)	2,790	2,838
Banco Santander Chile,
2.70%, 1/10/25 (b)	1,125	1,188
Banco Santander SA,
5.18%, 11/19/25	600	680
Bank of America Corp.,
2.59%, 4/29/31	1,275	1,360
2.68%, 6/19/41	603	619
3.19%, 7/23/30	475	523
4.24%, 4/24/38	94	115
4.25%, 10/22/26	2,288	2,653
MTN
4.00%, 1/22/25	1,055	1,176
Bank of Montreal,
3.80%, 12/15/32	1,675	1,868
Bank of New York Mellon Corp. (The), MTN
3.65%, 2/4/24	1,750	1,922

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
Banque Federative du Credit Mutuel SA,
3.75%, 7/20/23 (b)	$1,530	$1,661
BBVA USA,
3.50%, 6/11/21	800	815
Belrose Funding Trust,
2.33%, 8/15/30 (b)	2,800	2,773
BNP Paribas SA,
2.82%, 11/19/25 (b)	700	738
4.40%, 8/14/28 (b)	1,050	1,233
Boston Properties LP,
3.80%, 2/1/24	700	759
BPCE SA,
5.15%, 7/21/24 (b)	1,075	1,206
Brookfield Finance LLC,
3.45%, 4/15/50	1,350	1,325
Brookfield Finance, Inc.,
4.00%, 4/1/24	775	854
Brown & Brown, Inc.,
2.38%, 3/15/31	900	908
4.20%, 9/15/24	1,150	1,270
Canadian Imperial Bank of Commerce,
2.25%, 1/28/25	2,300	2,429
Capital One Bank USA NA,
3.38%, 2/15/23	925	979
Capital One Financial Corp.,
3.30%, 10/30/24	3,525	3,824
Chubb INA Holdings, Inc.,
1.38%, 9/15/30	2,275	2,253
Citigroup, Inc.,
2.57%, 6/3/31	425	446
2.67%, 1/29/31	4,375	4,614
2.98%, 11/5/30	932	1,009
5.30%, 5/6/44	50	67
6.68%, 9/13/43	70	108
Citizens Bank NA, MTN
2.55%, 5/13/21	250	253
CNO Financial Group, Inc.,
5.25%, 5/30/29	885	1,025
Cooperatieve Rabobank UA,
3.95%, 11/9/22	650	691
Credit Agricole SA,
3.75%, 4/24/23 (b)	1,175	1,260
Credit Suisse Group AG,
2.59%, 9/11/25 (b)	2,125	2,220
Crown Castle International Corp.,
3.30%, 7/1/30	950	1,041
4.15%, 7/1/50	725	832
CyrusOne LP/CyrusOne Finance Corp.,
2.90%, 11/15/24	200	212
Danske Bank A/S,
5.00%, 1/12/23 (b)	350	367
	Face Amount (000)	Value (000)
Deutsche Bank AG,
3.95%, 2/27/23	$850	$892
GE Capital International Funding Co. Unlimited Co.,
4.42%, 11/15/35	1,315	1,391
GLP Capital LP/GLP Financing II, Inc.,
3.35%, 9/1/24	1,900	1,934
Goldman Sachs Group, Inc. (The),
3.69%, 6/5/28	775	870
6.75%, 10/1/37	965	1,405
MTN
4.80%, 7/8/44	625	821
Grupo Aval Ltd.,
4.38%, 2/4/30 (b)	770	745
Harborwalk Funding Trust,
5.08%, 2/15/69 (b)	950	1,177
HSBC Holdings PLC,
4.25%, 3/14/24	2,325	2,494
HSBC USA, Inc.,
3.50%, 6/23/24	1,450	1,567
ING Bank N.V.,
5.80%, 9/25/23 (b)	204	229
Intercontinental Exchange, Inc.,
1.85%, 9/15/32	2,675	2,673
Intesa Sanpaolo SpA,
5.25%, 1/12/24	610	676
Itau Unibanco Holding SA,
2.90%, 1/24/23 (b)	3,100	3,140
Jefferies Finance LLC/JFIN Co-Issuer Corp.,
6.25%, 6/3/26 (b)	1,325	1,351
JPMorgan Chase & Co.,
3.70%, 5/6/30	3,750	4,310
4.13%, 12/15/26	1,600	1,862
Kimco Realty Corp.,
3.70%, 10/1/49	1,050	1,034
Lloyds Banking Group PLC,
3.57%, 11/7/28	250	274
4.38%, 3/22/28	1,525	1,770
Macquarie Bank Ltd.,
2.30%, 1/22/25 (b)(e)	1,700	1,802
Marsh & McLennan Cos., Inc.,
2.25%, 11/15/30	2,025	2,123
MassMutual Global Funding II,
3.40%, 3/8/26 (b)	1,040	1,175
MetLife, Inc.,
5.88%, 2/6/41	150	219
Metropolitan Life Global Funding I,
2.95%, 4/9/30 (b)	1,300	1,461
Mizuho Financial Group, Inc.,
2.63%, 4/12/21 (b)	600	607
MPT Operating Partnership LP/MPT Finance Corp.,
5.00%, 10/15/27	965	1,008

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
Nationwide Building Society,
3.96%, 7/18/30 (b)	$350	$396
4.30%, 3/8/29 (b)	1,550	1,753
4.36%, 8/1/24 (b)	500	543
New York Life Global Funding,
1.70%, 9/14/21 (b)	600	609
Oversea-Chinese Banking Corp. Ltd.,
1.83%, 9/10/30 (b)(e)	970	969
Pine Street Trust I,
4.57%, 2/15/29 (b)	575	669
PNC Financial Services Group, Inc. (The),
2.20%, 11/1/24	1,650	1,747
Progressive Corp. (The),
3.20%, 3/26/30	725	831
4.00%, 3/1/29	575	694
Quicken Loans LLC/Quicken Loans Co-Issuer, Inc.,
3.88%, 3/1/31 (b)	1,350	1,337
Realty Income Corp.,
3.25%, 10/15/22	400	420
Royal Bank of Scotland Group PLC,
3.88%, 9/12/23	875	939
Santander UK Group Holdings PLC,
3.57%, 1/10/23	2,400	2,481
Skandinaviska Enskilda Banken AB,
2.63%, 11/17/20 (b)	500	502
Societe Generale SA,
2.63%, 1/22/25 (b)	1,625	1,678
Standard Chartered PLC,
3.05%, 1/15/21 (b)	325	327
4.64%, 4/1/31 (b)	526	607
Syngenta Finance N.V.,
4.89%, 4/24/25 (b)	975	1,058
TD Ameritrade Holding Corp.,
3.63%, 4/1/25	500	561
Travelers Cos., Inc. (The),
3.75%, 5/15/46	800	941
UnitedHealth Group, Inc.,
2.88%, 3/15/23	1,025	1,086
3.75%, 7/15/25	1,675	1,914
University of Chicago (The), Series C
2.55%, 4/1/50	620	622
WEA Finance LLC/Westfield UK & Europe Finance PLC,
3.25%, 10/5/20 (b)	314	314
Wells Fargo & Co.,
2.57%, 2/11/31	500	526
2.88%, 10/30/30	675	726
5.01%, 4/4/51	1,000	1,376
		127,560
	Face Amount (000)		Value (000)
Industrials (19.2%)
AbbVie, Inc.,
3.20%, 11/21/29 (b)		$4,825	$5,337
Adobe, Inc.,
2.30%, 2/1/30		1,975	2,129
Air Liquide Finance SA,
1.75%, 9/27/21 (b)		450	456
Airbus SE,
0.00%, 6/14/21	EUR	800	933
Akamai Technologies, Inc.,
0.38%, 9/1/27		$371	431
Albertsons Cos., Inc./Safeway, Inc./ New Albertsons LP/Albertsons LLC,
3.50%, 2/15/23 (b)		700	712
Amazon.com, Inc.,
2.50%, 6/3/50		775	795
2.80%, 8/22/24		1,625	1,760
4.25%, 8/22/57		375	514
American Airlines Pass-Through Trust, Series AA
3.15%, 8/15/33		531	503
Amgen, Inc.,
2.45%, 2/21/30		1,925	2,045
2.77%, 9/1/53 (b)		600	578
4.66%, 6/15/51		75	98
Anheuser-Busch InBev Worldwide, Inc.,
4.60%, 4/15/48		725	867
4.75%, 1/23/29		725	886
5.55%, 1/23/49		1,125	1,517
Anthem, Inc.,
2.38%, 1/15/25		550	585
3.65%, 12/1/27		1,650	1,882
Apple, Inc.,
2.95%, 9/11/49		2,025	2,225
3.20%, 5/13/25		450	502
AT&T, Inc.,
2.25%, 2/1/32		1,950	1,957
3.50%, 9/15/53 (b)		652	633
3.65%, 9/15/59 (b)		1,375	1,358
Automatic Data Processing, Inc.,
1.25%, 9/1/30		2,250	2,225
BAT Capital Corp.,
3.56%, 8/15/27		2,100	2,271
Becton Dickinson and Co.,
2.89%, 6/6/22		600	621
Berry Global, Inc.,
4.50%, 2/15/26 (b)(e)		1,635	1,654
Boeing Co. (The),
3.95%, 8/1/59		850	771
5.15%, 5/1/30		1,700	1,916
Booking Holdings, Inc.,
0.90%, 9/15/21		275	293

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
BP Capital Markets PLC,
4.38%, 6/22/25 (f)	$700	$731
4.88%, 3/22/30 (f)	700	751
Braskem Netherlands Finance BV,
4.50%, 1/31/30 (b)	1,200	1,122
Campbell Soup Co.,
3.13%, 4/24/50	1,375	1,398
Canadian National Railway Co.,
2.45%, 5/1/50	900	898
Charter Communications Operating LLC/ Charter Communications Operating Capital,
2.80%, 4/1/31	1,250	1,304
Children's Health System of Texas,
2.51%, 8/15/50	800	762
Cigna Corp.,
2.40%, 3/15/30	2,150	2,234
3.05%, 10/15/27	350	390
CNH Industrial Capital LLC,
4.38%, 11/6/20 (e)	625	627
CNOOC Finance 2013 Ltd.,
3.00%, 5/9/23	540	567
Coca-Cola Femsa SAB de CV,
2.75%, 1/22/30	1,600	1,706
Comcast Corp.,
1.95%, 1/15/31	2,350	2,422
2.80%, 1/15/51	825	840
4.05%, 11/1/52	450	555
4.25%, 1/15/33	1,050	1,308
Concho Resources, Inc.,
4.85%, 8/15/48	575	634
Cummins, Inc.,
1.50%, 9/1/30	2,175	2,166
CVS Health Corp.,
1.75%, 8/21/30	425	416
3.75%, 4/1/30	1,182	1,352
5.05%, 3/25/48	1,275	1,633
5.13%, 7/20/45	425	539
Deere & Co.,
3.10%, 4/15/30	500	572
Dell International LLC/EMC Corp.,
6.02%, 6/15/26 (b)	1,475	1,734
Delta Air Lines, Inc., Series AA
3.20%, 10/25/25	1,050	1,049
Diageo Capital PLC,
2.13%, 10/24/24	1,475	1,566
Diamond Sports Group LLC/Diamond Sports Finance Co.,
6.63%, 8/15/27 (b)	700	365
Diamondback Energy, Inc.,
3.25%, 12/1/26	1,750	1,758
	Face Amount (000)		Value (000)
Duke University, Series 2020
2.83%, 10/1/55		$1,600	$1,700
Enbridge, Inc.,
2.50%, 1/15/25		925	974
Energy Transfer Operating LP,
2.90%, 5/15/25		1,575	1,586
Enterprise Products Operating LLC,
4.20%, 1/31/50		1,775	1,894
Equinix, Inc.,
1.55%, 3/15/28 (g)		1,675	1,681
Exxon Mobil Corp.,
3.10%, 8/16/49		1,225	1,257
Fiserv, Inc.,
2.65%, 6/1/30		500	539
Ford Motor Credit Co., LLC,
3.10%, 5/4/23		400	392
4.39%, 1/8/26		800	792
Fortune Brands Home & Security, Inc.,
4.00%, 9/21/23		675	739
Fox Corp.,
5.58%, 1/25/49		925	1,282
General Motors Co.,
6.60%, 4/1/36		200	244
General Motors Financial Co., Inc.,
3.85%, 1/5/28		800	842
4.35%, 1/17/27		1,825	1,985
Georgia-Pacific LLC,
2.30%, 4/30/30 (b)		1,525	1,622
Glencore Funding LLC,
4.13%, 3/12/24 (b)		2,375	2,576
Grifols SA,
2.25%, 11/15/27 (b)	EUR	800	934
HCA, Inc.,
5.50%, 6/15/47		$1,100	1,367
Heathrow Funding Ltd.,
4.88%, 7/15/23 (b)		525	538
Imperial Brands Finance PLC,
3.13%, 7/26/24 (b)		1,000	1,059
Intel Corp.,
3.25%, 11/15/49		1,500	1,686
International Business Machines Corp.,
3.30%, 5/15/26		2,750	3,099
J2 Global, Inc.,
1.75%, 11/1/26 (b)		825	734
Jazz Investments I Ltd.,
1.88%, 8/15/21		1,000	1,015
Johns Hopkins University, Series A
2.81%, 1/1/60		1,170	1,248
Kimberly-Clark de Mexico SAB de CV,
2.43%, 7/1/31 (b)		1,375	1,402

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Las Vegas Sands Corp.,
3.20%, 8/8/24	$850	$860
Level 3 Financing, Inc.,
3.40%, 3/1/27 (b)	1,275	1,376
Lowe's Cos., Inc.,
2.50%, 4/15/26	775	841
4.50%, 4/15/30	475	591
LYB International Finance III LLC,
4.20%, 5/1/50	550	616
Marriott Vacations Worldwide Corp.,
1.50%, 9/15/22	600	593
McLaren Health Care Corp., Series A
4.39%, 5/15/48	1,175	1,469
Methodist Hospital (The), Series 20A
2.71%, 12/1/50	1,520	1,526
Microsoft Corp.,
2.53%, 6/1/50	750	789
3.13%, 11/3/25	325	364
Mondelez International Holdings Netherlands BV,
2.25%, 9/19/24 (b)	2,925	3,081
Newcastle Coal Infrastructure Group Pty Ltd.,
4.40%, 9/29/27 (b)	1,375	1,371
Newmont Corp.,
2.25%, 10/1/30	1,150	1,190
3.70%, 3/15/23 (e)	39	41
NIKE, Inc.,
2.85%, 3/27/30	1,225	1,379
Nissan Motor Co. Ltd.,
3.04%, 9/15/23 (b)	1,325	1,344
Nuance Communications, Inc.,
1.00%, 12/15/35	425	619
Nvent Finance Sarl,
3.95%, 4/15/23	775	809
NVIDIA Corp.,
2.85%, 4/1/30	1,250	1,408
Occidental Petroleum Corp.,
3.20%, 8/15/26	160	127
5.55%, 3/15/26	925	839
Oracle Corp.,
2.50%, 4/1/25	1,900	2,039
4.00%, 7/15/46	1,050	1,249
Palo Alto Networks, Inc.,
0.75%, 7/1/23	515	582
Procter & Gamble Co. (The),
3.00%, 3/25/30	1,050	1,220
Pure Storage, Inc.,
0.13%, 4/15/23	170	165
Raytheon Technologies Corp.,
4.50%, 6/1/42	475	601
	Face Amount (000)		Value (000)
Resorts World Las Vegas LLC/RWLV Capital, Inc.,
4.63%, 4/16/29 (b)		$2,000	$1,889
Rockies Express Pipeline LLC,
3.60%, 5/15/25 (b)		2,125	2,088
Royalty Pharma PLC,
2.20%, 9/2/30 (b)		2,000	2,001
Shell International Finance BV,
3.25%, 5/11/25		1,150	1,273
Sherwin-Williams Co. (The),
2.30%, 5/15/30		1,850	1,937
2.95%, 8/15/29		625	689
Siemens Financieringsmaatschappij N.V.,
2.35%, 10/15/26 (b)		2,050	2,203
Sprint Spectrum Co., LLC/Sprint Spectrum Co., II LLC/Sprint Spectrum Co., III LLC,
3.36%, 3/20/23 (b)		847	858
Standard Industries, Inc.,
2.25%, 11/21/26 (b)	EUR	575	647
Starbucks Corp.,
3.80%, 8/15/25		$1,550	1,754
Sunoco Logistics Partners Operations LP,
3.90%, 7/15/26		750	771
T-Mobile USA, Inc.,
3.88%, 4/15/30 (b)		1,700	1,931
Target Corp.,
2.65%, 9/15/30		500	560
Telefonica Emisiones SA,
4.10%, 3/8/27		1,800	2,050
Teva Pharmaceutical Finance Netherlands III BV,
2.20%, 7/21/21		162	161
TJX Cos., Inc. (The),
3.88%, 4/15/30		1,625	1,930
Total Capital International SA,
2.88%, 2/17/22		500	517
Trimble, Inc.,
4.15%, 6/15/23		1,150	1,240
TSMC Global Ltd.,
0.75%, 9/28/25 (b)(e)		1,325	1,314
Twitter, Inc.,
0.25%, 6/15/24		1,000	1,118
1.00%, 9/15/21		1,433	1,428
Upjohn, Inc.,
4.00%, 6/22/50 (b)		725	778
Verint Systems, Inc.,
1.50%, 6/1/21		325	330
Verizon Communications, Inc.,
3.88%, 2/8/29		375	445
4.67%, 3/15/55		1,671	2,324
Visa, Inc.,
1.10%, 2/15/31		1,500	1,477
Volkswagen Group of America Finance LLC,
4.75%, 11/13/28 (b)		1,025	1,227

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
VTR Finance,
6.38%, 7/15/28 (b)	$1,050	$1,108
Walmart, Inc.,
3.70%, 6/26/28	250	296
4.05%, 6/29/48	200	262
Walt Disney Co. (The),
2.75%, 9/1/49	1,766	1,729
3.60%, 1/13/51	281	318
Weibo Corp.,
1.25%, 11/15/22	332	317
Western Midstream Operating LP,
4.10%, 2/1/25	1,200	1,145
Williams Cos., Inc. (The),
4.85%, 3/1/48	1,325	1,487
Zillow Group, Inc.,
2.00%, 12/1/21	637	1,237
		172,968
Utilities (2.1%)
Boston Gas Co.,
3.00%, 8/1/29 (b)	1,150	1,267
Calpine Corp.,
4.50%, 2/15/28 (b)	1,450	1,487
DTE Energy Co.,
2.95%, 3/1/30	800	859
Duke Energy Indiana LLC, Series YYY
3.25%, 10/1/49	450	503
Enel Finance International N.V.,
3.63%, 5/25/27 (b)	350	390
4.25%, 9/14/23 (b)	575	630
Entergy Louisiana LLC,
3.05%, 6/1/31	525	601
FirstEnergy Corp., Series C
3.40%, 3/1/50	1,300	1,269
Korea Hydro & Nuclear Power Co., Ltd.,
3.75%, 7/25/23 (b)	1,380	1,497
Mississippi Power Co.,
3.95%, 3/30/28	2,325	2,672
Northern States Power Co.,
2.90%, 3/1/50	825	887
Oglethorpe Power Corp.,
5.05%, 10/1/48	1,325	1,572
ONEOK, Inc.,
3.10%, 3/15/30	1,750	1,688
Pacific Gas and Electric Co.,
3.15%, 1/1/26 (e)	1,000	1,028
3.50%, 8/1/50	1,275	1,157
Xcel Energy, Inc.,
2.60%, 12/1/29	1,375	1,488
		18,995
		323,834
	Face Amount (000)		Value (000)
Mortgages — Other (9.5%)
Adjustable Rate Mortgage Trust,
3.90%, 6/25/35 (c)		$170	$168
Alternative Loan Trust,
1 Month USD LIBOR + 0.18%, 0.33%, 5/25/47 (c)		115	106
Banc of America Alternative Loan Trust,
1 Month USD LIBOR + 0.65%, 0.80%, 7/25/46 (c)		158	116
5.86%, 10/25/36		484	218
6.00%, 4/25/36		5	5
Banc of America Funding Trust,
5.25%, 7/25/37		78	77
Bear Stearns ARM Trust,
3.85%, 2/25/34 (c)		714	707
Bunker Hill Loan Depositary Trust,
1.72%, 2/25/55 (b)(c)		2,850	2,884
Cascade Funding Mortgage Trust,
4.00%, 10/25/68 (b)(c)		1,832	1,793
CFMT 2020-ABC1 LLC,
1.94%, 9/25/50 (b)(c)		4,325	4,325
ChaseFlex Trust,
6.00%, 2/25/37		672	424
Classic RMBS Trust,
3.06%, 8/16/49 (b)	CAD	2,068	1,561
E-MAC NL BV,
3 Month EURIBOR + 0.18%, 1.81%, 7/25/36 (c)	EUR	490	555
Eurosail BV,
3 Month EURIBOR + 1.80%, 1.36%, 10/17/40 (c)		700	803
Eurosail PLC,
3 Month GBP LIBOR + 0.95%, 1.01%, 6/13/45 (c)	GBP	674	851
Farringdon Mortgages No. 2 PLC,
3 Month GBP LIBOR + 1.50%, 1.58%, 7/15/47 (c)		209	267
Federal Home Loan Mortgage Corporation,
3.00%, 7/25/46 - 5/25/47		$3,214	3,279
3.50%, 5/25/45 - 5/25/47		1,430	1,484
3.88%, 5/25/45 (b)(c)		42	42
4.00%, 5/25/45		53	56
1 Month USD LIBOR + 2.35%, 2.50%, 4/25/30 (c)		956	966
1 Month USD LIBOR + 5.15%, 5.30%, 10/25/29 (c)		300	307
FMC GMSR Issuer Trust,
4.23%, 9/25/24 (b)(c)		1,900	1,864
5.07%, 5/25/24 (b)(c)		1,400	1,418
GCAT Trust,
2.65%, 10/25/68 (b)(c)		967	1,010
Grifonas Finance PLC,
6 Month EURIBOR + 0.28%, 0.00%, 8/28/39 (c)	EUR	359	407

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)		Value (000)
Mortgages — Other (cont'd)
HarborView Mortgage Loan Trust,
1 Month USD LIBOR + 0.19%, 0.35%, 1/19/38 (c)		$417	$379
Headlands Residential LLC,
3.97%, 6/25/24 (b)		500	504
IM Pastor 3 FTH,
3 Month EURIBOR + 0.14%, 0.00%, 3/22/43 (c)	EUR	521	548
JP Morgan Mortgage Trust,
3.79%, 6/25/37 (c)		$101	89
6.00%, 6/25/37		55	59
L1C 2020-1 LLC,
5.29%, 8/25/51 (b)		1,600	1,604
Landmark Mortgage Securities No. 1 PLC,
3 Month EURIBOR + 0.60%, 0.25%, 6/17/38 (c)	EUR	768	838
Lehman Mortgage Trust,
6.50%, 9/25/37		$701	366
LHOME Mortgage Trust,
3.23%, 10/25/24 (b)		675	677
4.58%, 10/25/23 (b)		1,000	1,018
New Residential Mortgage Loan Trust,
3.23%, 8/25/60 (b)		557	558
New Residential Mortgage Loan Trust,
4.00%, 9/25/57 (b)(c)		787	870
Newgate Funding PLC,
3 Month GBP LIBOR + 0.16%, 0.22%, 12/15/50 (c)	GBP	1,400	1,699
NRPL Trust,
4.25%, 7/25/67 (b)		$950	980
OBX 2020-EXP1 Trust,
3.50%, 2/25/60 (b)(c)		1,018	1,053
OBX Trust,
3.50%, 10/25/59 (b)(c)		809	834
Paragon Mortgages No. 13 PLC,
3 Month GBP LIBOR + 0.40%, 0.48%, 1/15/39 (c)	GBP	268	330
Paragon Mortgages No. 15 PLC,
3 Month EURIBOR + 0.54%, 0.06%, 12/15/39 (c)	EUR	800	850
Pepper Residential Securities Trust,
1 Month USD LIBOR + 0.93%, 1.08%, 3/12/61 (b)(c)		$1,536	1,531
Preston Ridge Partners LLC,
1.00%, 9/25/25		3,000	3,000
PRPM LLC,
3.50%, 10/25/24 (b)(c)		1,733	1,738
4.50%, 1/25/24 (b)		829	837
RMF Buyout Issuance Trust,
1.71%, 6/25/30 (b)(c)		1,987	1,993
2.15%, 6/25/30 (b)(c)		750	753
Rochester Financing No. 2 PLC,
3 Month GBP LIBOR + 2.75%, 2.80%, 6/18/45 (c)	GBP	750	966
	Face Amount (000)		Value (000)
Seasoned Credit Risk Transfer Trust,
3.00%, 9/25/55 - 2/25/59		$13,394	$14,599
4.00%, 7/25/56 (c)		450	453
4.00%, 8/25/56 (b)(c)		1,000	982
4.00%, 8/25/58 - 2/25/59		2,106	2,338
4.25%, 8/25/59 (b)(c)		2,700	2,626
4.50%, 6/25/57		2,196	2,464
4.75%, 7/25/56 - 6/25/57(b)(c)		1,408	1,397
4.75%, 10/25/58 (c)		1,300	1,259
Structured Asset Securities Corp. Reverse Mortgage Loan Trust,
1 Month USD LIBOR + 1.85%, 2.00%, 5/25/47 (b)(c)		1,466	1,231
TDA 27 FTA,
3 Month EURIBOR + 0.19%, 0.00%, 12/28/50 (c)	EUR	1,600	1,504
Toorak Mortgage Corp. Ltd.,
3.72%, 9/25/22		$2,000	2,044
TVC Mortgage Trust,
3.47%, 9/25/24 (b)		850	868
Verus Securitization Trust,
3.72%, 1/25/47 (b)(c)		265	267
Vista Point Securitization Trust,
1.76%, 3/25/65 (b)(c)		3,713	3,742
			85,541
Municipal Bonds (1.2%)
Chicago O'Hare International Airport, IL, O'Hare International Airport Revenue Series 2010B
6.40%, 1/1/40		255	381
City of New York, NY, Series G-1
5.97%, 3/1/36		270	391
Illinois State Toll Highway Authority, IL, Highway Revenue, Build America Bonds Series A
6.18%, 1/1/34		477	692
New York City Transitional Finance Authority Future Tax Secured Revenue, NY, Transitional Finance Authority Future Tax Secured Revenue Series A
5.27%, 5/1/27		320	393
Onondaga Civic Development Corp., NY,
3.07%, 12/1/55		2,925	3,028
Pennsylvania State University/The, PA, Series D
2.84%, 9/1/50		1,425	1,467
University of Virginia, VA,
2.26%, 9/1/50		1,550	1,519
Series C-1
2.97%, 9/1/49		1,440	1,627
Series C-2
2.97%, 9/1/49		1,020	1,157
			10,655

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)		Value (000)
Sovereign (7.4%)
Australia Government Bond,
2.75%, 11/21/28	AUD	15,150	$12,638
3.25%, 4/21/25		10,500	8,529
Banque Ouest Africaine de Developpement,
4.70%, 10/22/31 (b)		$1,240	1,304
Croatia Government International Bond,
1.50%, 6/17/31	EUR	1,307	1,595
Dominican Republic International Bond,
5.88%, 1/30/60 (b)		$2,310	2,195
Ecuador Government International Bond,
0.00%, 7/31/30 (b)		62	29
0.50%, 7/31/30 - 7/31/40(b)(h)		1,048	597
Egypt Government International Bond,
6.38%, 4/11/31 (b)	EUR	2,025	2,216
8.15%, 11/20/59 (b)		$470	440
8.88%, 5/29/50 (b)		410	407
Export-Import Bank of India,
3.25%, 1/15/30 (b)		670	678
3.88%, 2/1/28 (b)		505	532
Honduras Government International Bond,
5.63%, 6/24/30 (b)		350	376
Indonesia Treasury Bond,
8.25%, 5/15/29	IDR	33,797,000	2,481
8.38%, 3/15/34		19,717,000	1,427
Italy Buoni Poliennali Del Tesoro,
1.65%, 12/1/30 (b)	EUR	2,150	2,713
Mexican Bonos, Series M
8.50%, 5/31/29	MXN	70,000	3,746
Mexico Government International Bond,
3.25%, 4/16/30 (e)		$750	770
New Zealand Government Bond,
2.75%, 4/15/37	NZD	3,925	3,333
Nigeria Government International Bond,
9.25%, 1/21/49 (b)(e)		$1,620	1,614
Pertamina Persero PT,
6.50%, 11/7/48 (b)		1,325	1,769
Petroleos Mexicanos,
6.50%, 1/23/29		525	472
6.84%, 1/23/30 (b)		570	509
6.95%, 1/28/60 (b)		350	271
7.69%, 1/23/50 (b)		536	449
Qatar Government International Bond,
5.10%, 4/23/48 (b)		1,480	2,061
Republic of Austria Government Bond,
0.85%, 12/31/99 (b)	EUR	290	421
2.10%, 12/31/99 (b)		197	493
Republic of Belarus Ministry of Finance,
6.38%, 2/24/31 (b)		$1,150	1,079
Republic of South Africa Government Bond,
8.00%, 1/31/30	ZAR	67,793	3,699
	Face Amount (000)		Value (000)
Russian Foreign Bond — Eurobond,
5.63%, 4/4/42		$1,800	$2,411
Senegal Government International Bond,
6.25%, 5/23/33 (b)		705	698
Spain Government Bond,
1.25%, 10/31/30 (b)	EUR	3,525	4,545
			66,497
U.S. Treasury Security (1.2%)
U.S. Treasury Bond, 2.25%, 8/15/46		$9,000	10,656
Variable Rate Senior Loan Interests (1.8%)
American Airlines, Inc.,
2018 Term Loan B
1 Month USD LIBOR + 1.75%, 1.89%, 6/27/25 (c)		990	614
BWAY Holding Co.,
2017 Term Loan B
3 Month USD LIBOR + 3.25%, 3.52%, 4/3/24 (c)		990	933
Carrols Restaurant Group, Inc.,
Term Loan B
3 Month USD LIBOR + 3.25%, 3.40%, 4/30/26 (c)		990	945
Chemours Company (The),
2018 USD Term Loan B
1 Month USD LIBOR + 1.75%, 1.89%, 4/3/25 (c)		992	961
Core & Main LP,
2017 Term Loan B
3 Month USD LIBOR + 2.75%, 3.75%, 8/1/24 (c)		992	978
CPG International, Inc.,
2017 Term Loan
3 Month USD LIBOR + 3.75%, 4.75%, 5/5/24 (c)		218	218
DaVita, Inc.,
2020 Term Loan B
1 Month USD LIBOR + 1.75%, 1.90%, 8/12/26 (c)		993	977
Grifols Worldwide Operations USA, Inc.,
USD 2019 Term Loan B
1 Week USD LIBOR + 2.00%, 2.10%, 11/15/27 (c)		993	974
Hargray Communications Group, Inc.,
2017 Term Loan B
1 Month USD LIBOR + 3.00%, 4.00%, 5/16/24 (c)		992	988
Level 3 Financing Inc.,
2019 Term Loan B
1 Month USD LIBOR + 1.75%, 1.90%, 3/1/27 (c)		1,000	971
Lions Gate Capital Holdings LLC,
2018 Term Loan B
1 Month USD LIBOR + 2.25%, 2.40%, 3/24/25 (c)		990	958

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Variable Rate Senior Loan Interests (cont'd)
Medallion Midland Acquisition LLC,
1st Lien Term Loan
1 Month USD LIBOR + 3.25%, 4.25%, 10/30/24 (c)	$794	$752
Surf Holdings LLC,
USD Term Loan
3 Month USD LIBOR + 3.50%, 3.75%, 3/5/27 (c)	748	734
Surgery Center Holdings, Inc.,
2017 Term Loan B
1 Month USD LIBOR + 3.25%, 4.25%, 9/3/24 (c)	992	938
Univision Communications Inc.,
2020 Replacement Term Loan
1 Month USD LIBOR + 3.75%, 4.75%, 3/13/26 (c)	919	897
Verifone Systems, Inc.,
2018 1st Lien Term Loan
3 Month USD LIBOR + 4.00%, 4.25%, 8/20/25 (c)	992	892
Virgin Media Bristol LLC,
USD Term Loan N
1 Month USD LIBOR + 2.50%, 2.65%, 1/31/28 (c)	1,000	973
Ziggo Financing Partnership,
USD Term Loan I
1 Month USD LIBOR + 2.50%, 2.65%, 4/30/28 (c)	1,500	1,447
		16,150
Total Fixed Income Securities (Cost $861,411)		881,011
	Shares
Short-Term Investments (18.4%)
Securities held as Collateral on Loaned Securities (0.6%)
Investment Company (0.6%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $5,536)	5,535,980	5,536
Investment Company (17.2%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $154,471)	154,470,695	154,471
	Face Amount (000)
U.S. Treasury Security (0.3%)
U.S. Treasury Bill
0.16%, 1/28/21 (i)(j) (Cost $2,517)	$2,518	2,517
	Face Amount (000)		Value (000)
Sovereign (0.3%)
Egypt Treasury Bills,
13.60%, 3/2/21	EGP	3,600	$218
13.65%, 3/2/21		5,975	361
13.66%, 3/2/21		8,950	541
13.68%, 3/2/21		12,850	777
13.69%, 3/2/21		5,975	361
13.70%, 3/2/21		900	55
Total Sovereign (Cost $2,281)			2,313
Total Short-Term Investments (Cost $164,805)			164,837
Total Investments (116.2%) (Cost $1,026,216) Including $6,455 of Securities Loaned (k)(l)			1,045,848
Liabilities in Excess of Other Assets (–16.2%)			(145,685)
Net Assets (100.0%)			$900,163

(a)  Security is subject to delayed delivery.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Floating or variable rate securities: The rates disclosed are as of September 30, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(d)  Inverse Floating Rate Security — Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at September 30, 2020.

(e)  All or a portion of this security was on loan at September 30, 2020.

(f)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of September 30, 2020.

(g)  When-issued security.

(h)  Multi-step — Coupon rate changes in predetermined increments to maturity. Rate disclosed is as of September 30, 2020. Maturity date disclosed is the ultimate maturity date.

(i)  All or a portion of the security was pledged to cover margin requirements for swap agreements.

(j)  Rate shown is the yield to maturity at September 30, 2020.

(k)  Securities are available for collateral in connection with purchase of when issued security, securities purchased on a forward commitment basis, open foreign currency forward exchange contracts, futures contracts and swap agreements.

(l)  At September 30, 2020, the aggregate cost for federal income tax purposes is approximately $1,026,013,000. The aggregate gross unrealized appreciation is approximately $32,341,000 and the aggregate gross unrealized depreciation is approximately $13,142,000, resulting in net unrealized appreciation of approximately $19,199,000.

EURIBOR  Euro Interbank Offered Rate.

IO  Interest Only.

LIBOR  London Interbank Offered Rate.

MTN  Medium Term Note.

OAT  Obligations Assimilables du Trésor (French Treasury Obligation).

PAC  Planned Amortization Class.

REMIC  Real Estate Mortgage Investment Conduit.
The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

STRIPS  Separate Trading of Registered Interest and Principal of Securities.

TBA  To Be Announced.

USD  United States Dollar.

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at September 30, 2020:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Australia And New Zealand Banking Group	GBP	3,844		$5,082	12/1/20	$121
Bank of America NA	ZAR	62,674		$3,672	12/1/20	(43)
Barclays Bank PLC	NOK	20,771		$2,298	12/1/20	71
Barclays Bank PLC	NZD	4,865		$3,179	12/1/20	(39)
BNP Paribas SA	EUR	1,868	PLN	8,270	12/1/20	(53)
BNP Paribas SA		$2,168	MXN	46,126	12/1/20	(96)
Citibank NA	EUR	18,614		$22,183	12/1/20	332
Citibank NA	MXN	35,106		$1,578	12/1/20	2
Citibank NA		$3,865	RUB	292,585	12/1/20	(124)
Goldman Sachs International	RUB	292,585		$3,906	12/1/20	164
JPMorgan Chase Bank NA	CAD	5,739		$4,352	12/1/20	40
JPMorgan Chase Bank NA		$67	CAD	87	12/1/20	(1)
JPMorgan Chase Bank NA		$36	GBP	28	12/1/20	— @
UBS AG	CAD	78		$59	10/5/20	— @
UBS AG	AUD	29,604		$21,246	12/1/20	39
UBS AG	IDR	60,587,262		$4,086	12/1/20	37
UBS AG		$59	CAD	78	12/1/20	(— @)
UBS AG		$2,184	EUR	1,830	12/1/20	(36)
UBS AG		$4,697	NOK	41,220	12/1/20	(277)
						$137

Futures Contracts:

The Fund had the following futures contracts open at September 30, 2020:

	Number of Contracts	Expiration Date	Notional Amount (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 2 yr. Note	306	Dec-20		$61,200	$67,614	$33
U.S. Treasury 5 yr. Note	557	Dec-20		55,700	70,200	143
U.S. Treasury Long Bond	26	Dec-20		2,600	4,583	(21)
U.S. Treasury Ultra Bond	212	Dec-20		21,200	47,024	32
Short:
Euro OAT	27	Dec-20	EUR	(2,700)	(5,336)	(45)
German Euro 30 yr. Bond	4	Dec-20		(400)	(1,044)	(25)
German Euro Bund	43	Dec-20		(4,300)	(8,798)	(56)
U.S. Treasury 10 yr. Note	43	Dec-20		$(4,300)	(6,000)	(4)
U.S. Treasury 10 yr. Ultra Long Bond	104	Dec-20		(10,400)	(16,632)	(23)
						$34

Credit Default Swap Agreements:

The Fund had the following credit default swap agreements open at September 30, 2020:

Swap Counterparty and Reference Obligation	Credit Rating of Reference Obligation†	Buy/Sell Protection	Pay/Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Amount (000)	Value (000)	Upfront Payment Paid (Received) (000)	Unrealized Appreciation (Depreciation) (000)
Morgan Stanley & Co. LLC* CDX.NA.HY.33	NR	Buy	5.00%	Quarterly	12/20/24	$8,500	$(449)	$(699)	$250
Morgan Stanley & Co. LLC* CDX.NA.HY.34	NR	Buy	5.00	Quarterly	6/20/25	6,256	(297)	87	(384)
							$(746)	$(612)	$(134)

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

@  —  Value is less than $500.

†  —  Credit rating as issued by Standard & Poor's.

*  —  Cleared swap agreement, the broker is Morgan Stanley & Co., LLC.

NR  —  Not Rated.

OAT  —  Obligations Assimilables du Trésor (Treasury Obligation).

AUD  —  Australian Dollar

CAD  —  Canadian Dollar

EGP  —  Egyptian Pound

EUR  —  Euro

GBP  —  British Pound

IDR  —  Indonesian Rupiah

MXN  —  Mexican Peso

NOK  —  Norwegian Krone

NZD  —  New Zealand Dollar

PLN  —  Polish Zloty

RUB  —  Russian Ruble

USD  —  United States Dollar

ZAR  —  South African Rand

Portfolio Composition**

Classification	Percentage of Total Investments
Agency Fixed Rate Mortgages	19.9%
Industrials	16.6
Short-Term Investments	15.3
Finance	12.3
Other***	10.7
Asset-Backed Securities	10.6
Mortgages — Other	8.2
Sovereign	6.4
Total Investments	100.0	%****

**  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of September 30, 2020.

***  Industries and/or investment types representing less than 5% of total investments.

****  Does not include open long/short futures contracts with a value of approximately $227,231,000 and net unrealized appreciation of approximately $34,000. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $137,000 and does not include open swap agreements with net unrealized depreciation of approximately $134,000.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Core Plus Fixed Income Portfolio

Statement of Assets and Liabilities	September 30, 2020 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $866,209)	$885,841
Investment in Security of Affiliated Issuer, at Value (Cost $160,007)	160,007
Total Investments in Securities, at Value (Cost $1,026,216)	1,045,848
Foreign Currency, at Value (Cost $106)	105
Interest Receivable	4,197
Receivable for Variation Margin on Futures Contracts	2,516
Receivable for Fund Shares Sold	1,608
Receivable for Investments Sold	1,218
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	806
Tax Reclaim Receivable	11
Receivable from Affiliate	2
Receivable from Securities Lending Income	1
Other Assets	128
Total Assets	1,056,440
Liabilities:
Payable for Investments Purchased	147,849
Collateral on Securities Loaned, at Value	5,536
Payable for Fund Shares Redeemed	1,243
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	669
Due to Broker	270
Payable for Advisory Fees	239
Payable for Sub Transfer Agency Fees — Class I	82
Payable for Sub Transfer Agency Fees — Class A	21
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	2
Deferred Capital Gain Country Tax	90
Payable for Professional Fees	77
Payable for Administration Fees	59
Payable for Shareholder Services Fees — Class A	23
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	20
Payable for Custodian Fees	25
Payable for Transfer Agency Fees — Class I	3
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	1
Payable for Variation Margin on Swap Agreements	3
Other Liabilities	63
Total Liabilities	156,277
Net Assets	$900,163
Net Assets Consist of:
Paid-in-Capital	$852,762
Total Distributable Earnings	47,401
Net Assets	$900,163

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Core Plus Fixed Income Portfolio

Statement of Assets and Liabilities (cont'd)	September 30, 2020 (000)
CLASS I:
Net Assets	$662,724
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	55,635,559
Net Asset Value, Offering and Redemption Price Per Share	$11.91
CLASS A:
Net Assets	$114,387
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	9,589,291
Net Asset Value, Redemption Price Per Share	$11.93
Maximum Sales Load	3.25%
Maximum Sales Charge	$0.40
Maximum Offering Price Per Share	$12.33
CLASS L:
Net Assets	$812
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	67,955
Net Asset Value, Offering and Redemption Price Per Share	$11.94
CLASS C:
Net Assets	$25,989
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	2,194,670
Net Asset Value, Offering and Redemption Price Per Share	$11.84
CLASS IS:
Net Assets	$96,251
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	8,084,816
Net Asset Value, Offering and Redemption Price Per Share	$11.91
(1) Including: Securities on Loan, at Value:	$6,455

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Core Plus Fixed Income Portfolio

Statement of Operations	Year Ended September 30, 2020 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $72 of Foreign Taxes Withheld)	$23,074
Dividends from Security of Affiliated Issuer (Note G)	560
Dividends from Securities of Unaffiliated Issuers	39
Income from Securities Loaned — Net	19
Total Investment Income	23,692
Expenses:
Advisory Fees (Note B)	2,934
Sub Transfer Agency Fees — Class I	604
Sub Transfer Agency Fees — Class A	140
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	12
Administration Fees (Note C)	626
Shareholder Services Fees — Class A (Note D)	260
Distribution and Shareholder Services Fees — Class L (Note D)	4
Distribution and Shareholder Services Fees — Class C (Note D)	198
Registration Fees	169
Professional Fees	153
Custodian Fees (Note F)	98
Pricing Fees	85
Shareholder Reporting Fees	64
Transfer Agency Fees — Class I (Note E)	9
Transfer Agency Fees — Class A (Note E)	5
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	4
Transfer Agency Fees — Class IS (Note E)	2
Trustees' Fees and Expenses	14
Other Expenses	43
Expenses Before Non Operating Expenses	5,426
Bank Overdraft Expense	4
Total Expenses	5,430
Waiver of Advisory Fees (Note B)	(1,289)
Reimbursement of Class Specific Expenses — Class I (Note B)	(326)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(153)
Net Expenses	3,659
Net Investment Income	20,033
Realized Gain (Loss):
Investments Sold (Net of $36 of Capital Gain Country Tax)	25,672
Foreign Currency Forward Exchange Contracts	(1,592)
Foreign Currency Translation	(132)
Futures Contracts	2,428
Swap Agreements	1,009
Net Realized Gain	27,385
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Decrease in Deferred Capital Gain Country Tax of $38)	(123)
Foreign Currency Forward Exchange Contracts	(497)
Foreign Currency Translation	16
Futures Contracts	254
Swap Agreements	(134)
Net Change in Unrealized Appreciation (Depreciation)	(484)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	26,901
Net Increase in Net Assets Resulting from Operations	$46,934

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Core Plus Fixed Income Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2020 (000)	Year Ended September 30, 2019 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$20,033	$13,332
Net Realized Gain	27,385	3,415
Net Change in Unrealized Appreciation (Depreciation)	(484)	26,965
Net Increase in Net Assets Resulting from Operations	46,934	43,712
Dividends and Distributions to Shareholders:
Class I	(18,149)	(11,689)
Class A	(2,980)	(2,538)
Class L	(20)	(17)
Class C	(432)	(229)
Class IS	(2,603)	(— @)
Total Dividends and Distributions to Shareholders	(24,184)	(14,473)
Capital Share Transactions:(1)
Class I:
Subscribed	449,352	258,962
Distributions Reinvested	17,870	11,394
Redeemed	(278,475)	(93,324)
Class A:
Subscribed	59,971	57,507
Distributions Reinvested	2,980	2,538
Redeemed	(43,470)	(39,054)
Class L:
Exchanged	73	341
Distributions Reinvested	20	17
Redeemed	(24)	(150)
Class C:
Subscribed	15,394	9,758
Distributions Reinvested	427	225
Redeemed	(5,020)	(2,836)
Class IS:
Subscribed	102,407	—
Distributions Reinvested	2,250	— @
Redeemed	(11,558)	—
Net Increase in Net Assets Resulting from Capital Share Transactions	312,197	205,378
Total Increase in Net Assets	334,947	234,617
Net Assets:
Beginning of Period	565,216	330,599
End of Period	$900,163	$565,216

The accompanying notes are an integral part of the financial statements.
23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Core Plus Fixed Income Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended September 30, 2020 (000)	Year Ended September 30, 2019 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	38,635	23,170
Shares Issued on Distributions Reinvested	1,542	1,028
Shares Redeemed	(24,048)	(8,452)
Net Increase in Class I Shares Outstanding	16,129	15,746
Class A:
Shares Subscribed	5,160	5,169
Shares Issued on Distributions Reinvested	257	229
Shares Redeemed	(3,776)	(3,499)
Net Increase in Class A Shares Outstanding	1,641	1,899
Class L:
Shares Exchanged	6	31
Shares Issued on Distributions Reinvested	2	2
Shares Redeemed	(2)	(14)
Net Increase in Class L Shares Outstanding	6	19
Class C:
Shares Subscribed	1,325	873
Shares Issued on Distributions Reinvested	37	20
Shares Redeemed	(442)	(256)
Net Increase in Class C Shares Outstanding	920	637
Class IS:
Shares Subscribed	8,888	—
Shares Issued on Distributions Reinvested	194	— @@
Shares Redeemed	(998)	—
Net Increase in Class IS Shares Outstanding	8,084	— @@

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Financial Highlights

Core Plus Fixed Income Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$11.58		$10.84		$11.17		$11.22		$10.18
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.31		0.37		0.34		0.32		0.34
Net Realized and Unrealized Gain (Loss)	0.40		0.78		(0.38)		(0.02)		1.11
Total from Investment Operations	0.71		1.15		(0.04)		0.30		1.45
Distributions from and/or in Excess of:
Net Investment Income	(0.30)		(0.41)		(0.29)		(0.35)		(0.41)
Net Realized Gain	(0.08)		—		—		—		—
Total Distributions	(0.38)		(0.41)		(0.29)		(0.35)		(0.41)
Net Asset Value, End of Period	$11.91		$11.58		$10.84		$11.17		$11.22
Total Return(3)	6.27%		10.83	%(4)	(0.36)%		2.79	%(5)	14.80	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$662,724		$457,610		$257,605		$265,958		$193,976
Ratio of Expenses Before Expense Limitation	0.64%		0.67%		0.70%		0.73%		0.74%
Ratio of Expenses After Expense Limitation	0.40	%(7)	0.41	%(7)	0.40	%(7)	0.40	%(7)	0.43	%(7)(8)
Ratio of Expenses After Expense Limitation Excluding Non-Operating Expenses	0.40	%(7)	N/A		N/A		N/A		N/A
Ratio of Net Investment Income	2.63	%(7)	3.29	%(7)	3.09	%(7)	2.94	%(7)	3.31	%(7)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.02%		0.01%		0.02%		0.02%		0.01%
Portfolio Turnover Rate	287%		217%		248%		350%		262%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Performance was positively impacted by approximately 0.20% due to the receipt of proceeds from the settlement of a class action suit involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class I shares would have been approximately 10.63%.

(5)  Performance was positively impacted by approximately 0.46% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 2.33%.

(6)  Performance was positively impacted by approximately 7.72% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 7.08%.

(7)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(8)  Effective January 4, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.42% for Class I shares. Prior to January 4, 2016, the maximum ratio was 0.52% for Class I shares.

The accompanying notes are an integral part of the financial statements.
25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Financial Highlights

Core Plus Fixed Income Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$11.60		$10.85		$11.18		$11.23		$10.19
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.27		0.33		0.30		0.28		0.30
Net Realized and Unrealized Gain (Loss)	0.40		0.79		(0.38)		(0.02)		1.12
Total from Investment Operations	0.67		1.12		(0.08)		0.26		1.42
Distributions from and/or in Excess of:
Net Investment Income	(0.26)		(0.37)		(0.25)		(0.31)		(0.38)
Net Realized Gain	(0.08)		—		—		—		—
Total Distributions	(0.34)		(0.37)		(0.25)		(0.31)		(0.38)
Net Asset Value, End of Period	$11.93		$11.60		$10.85		$11.18		$11.23
Total Return(3)	5.91%		10.49	%(4)	(0.70)%		2.43	%(5)	14.31	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$114,387		$92,191		$65,647		$60,874		$24,071
Ratio of Expenses Before Expense Limitation	0.92%		0.97%		1.00%		1.02%		1.15%
Ratio of Expenses After Expense Limitation	0.74	%(7)	0.75	%(7)	0.75	%(7)	0.75	%(7)	0.76	%(7)(8)
Ratio of Expenses After Expense Limitation Excluding Non-Operating Expenses	0.74	%(7)	N/A		N/A		N/A		N/A
Ratio of Net Investment Income	2.29	%(7)	2.96	%(7)	2.73	%(7)	2.58	%(7)	2.82	%(7)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.02%		0.01%		0.02%		0.02%		0.02%
Portfolio Turnover Rate	287%		217%		248%		350%		262%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  Performance was positively impacted by approximately 0.20% due to the receipt of proceeds from the settlement of a class action suit involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class A shares would have been approximately 10.29%.

(5)  Performance was positively impacted by approximately 0.46% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class A shares would have been approximately 1.97%.

(6)  Performance was positively impacted by approximately 7.76% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class A shares would have been approximately 6.55%.

(7)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(8)  Effective January 4, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.77% for Class A shares. Prior to January 4, 2016, the maximum ratio was 0.87% for Class A shares.

The accompanying notes are an integral part of the financial statements.
26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Financial Highlights

Core Plus Fixed Income Portfolio

	Class L
	Year Ended September 30,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$11.61		$10.86		$11.17		$11.23		$10.18
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.24		0.30		0.27		0.26		0.28
Net Realized and Unrealized Gain (Loss)	0.40		0.78		(0.37)		(0.03)		1.12
Total from Investment Operations	0.64		1.08		(0.10)		0.23		1.40
Distributions from and/or in Excess of:
Net Investment Income	(0.23)		(0.33)		(0.21)		(0.29)		(0.35)
Net Realized Gain	(0.08)		—		—		—		—
Total Distributions	(0.31)		(0.33)		(0.21)		(0.29)		(0.35)
Net Asset Value, End of Period	$11.94		$11.61		$10.86		$11.17		$11.23
Total Return(3)	5.63%		10.12	%(4)	(0.95)%		2.16	%(5)	14.10	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$812		$720		$464		$1,138		$841
Ratio of Expenses Before Expense Limitation	1.37%		1.45%		1.41%		1.35%		1.82%
Ratio of Expenses After Expense Limitation	1.00	%(7)	1.01	%(7)	1.00	%(7)	1.00	%(7)	1.03	%(7)(8)
Ratio of Expenses After Expense Limitation Excluding Non-Operating Expenses	1.00	%(7)	N/A		N/A		N/A		N/A
Ratio of Net Investment Income	2.04	%(7)	2.70	%(7)	2.46	%(7)	2.37	%(7)	2.65	%(7)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.02%		0.01%		0.02%		0.02%		0.01%
Portfolio Turnover Rate	287%		217%		248%		350%		262%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Performance was positively impacted by approximately 0.20% due to the receipt of proceeds from the settlement of a class action suit involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class L shares would have been approximately 9.92%.

(5)  Performance was positively impacted by approximately 0.46% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class L shares would have been approximately 1.70%.

(6)  Performance was positively impacted by approximately 7.76% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class L shares would have been approximately 6.34%.

(7)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(8)  Effective January 4, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.02% for Class L shares. Prior to January 4, 2016, the maximum ratio was 1.12% for Class L shares.

The accompanying notes are an integral part of the financial statements.
27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Financial Highlights

Core Plus Fixed Income Portfolio

	Class C
	Year Ended September 30,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$11.52		$10.77		$11.10		$11.17		$10.16
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.18		0.25		0.22		0.20		0.22
Net Realized and Unrealized Gain (Loss)	0.41		0.78		(0.37)		(0.03)		1.12
Total from Investment Operations	0.59		1.03		(0.15)		0.17		1.34
Distributions from and/or in Excess of:
Net Investment Income	(0.19)		(0.28)		(0.18)		(0.24)		(0.33)
Net Realized Gain	(0.08)		—		—		—		—
Total Distributions	(0.27)		(0.28)		(0.18)		(0.24)		(0.33)
Net Asset Value, End of Period	$11.84		$11.52		$10.77		$11.10		$11.17
Total Return(3)	5.16%		9.70	%(4)	(1.39)%		1.57	%(5)	13.52	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$25,989		$14,684		$6,873		$4,890		$3,528
Ratio of Expenses Before Expense Limitation	1.62%		1.68%		1.73%		1.74%		2.00%
Ratio of Expenses After Expense Limitation	1.43	%(7)	1.46	%(7)	1.50	%(7)	1.50	%(7)	1.51	%(7)(8)
Ratio of Expenses After Expense Limitation Excluding Non-Operating Expenses	1.43	%(7)	N/A		N/A		N/A		N/A
Ratio of Net Investment Income	1.60	%(7)	2.23	%(7)	2.01	%(7)	1.86	%(7)	2.04	%(7)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.02%		0.01%		0.02%		0.02%		0.02%
Portfolio Turnover Rate	287%		217%		248%		350%		262%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  Performance was positively impacted by approximately 0.20% due to the receipt of proceeds from the settlement of a class action suit involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class C shares would have been approximately 9.50%.

(5)  Performance was positively impacted by approximately 0.46% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class C shares would have been approximately 1.11%.

(6)  Performance was positively impacted by approximately 7.75% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class C shares would have been approximately 5.77%.

(7)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(8)  Effective January 4, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.52% for Class C shares. Prior to January 4, 2016, the maximum ratio was 1.62% for Class C shares.

The accompanying notes are an integral part of the financial statements.
28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Financial Highlights

Core Plus Fixed Income Portfolio

	Class IS
	Year Ended September 30,				Period from June 15, 2018(1) to
Selected Per Share Data and Ratios	2020		2019		September 30, 2018
Net Asset Value, Beginning of Period	$11.58		$10.84		$10.85
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.31		0.37		0.10
Net Realized and Unrealized Gain (Loss)	0.41		0.78		(0.04)
Total from Investment Operations	0.72		1.15		0.06
Distributions from and/or in Excess of:
Net Investment Income	(0.31)		(0.41)		(0.07)
Net Realized Gain	(0.08)		—		—
Total Distributions	(0.39)		(0.41)		(0.07)
Net Asset Value, End of Period	$11.91		$11.58		$10.84
Total Return(3)	6.24%		10.89	%(4)	0.56	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$96,251		$11		$10
Ratio of Expenses Before Expense Limitation	0.54%		18.96%		18.71	%(7)
Ratio of Expenses After Expense Limitation	0.35	%(5)	0.35	%(5)	0.35	%(5)(7)
Ratio of Expenses After Expense Limitation Excluding Non-Operating Expenses	0.35	%(5)	N/A		N/A
Ratio of Net Investment Income	2.67	%(5)	3.33	%(5)	3.17	%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.02%		0.01%		0.02	%(7)
Portfolio Turnover Rate	287%		217%		248	%(6)

(1)  Commencement of Offering.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Performance was positively impacted by approximately 0.20% due to the receipt of proceeds from the settlement of a class action suit involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class IS shares would have been approximately 10.69%.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("Trust'') is registered under the Investment Company Act of 1940, as amended (the "Act''), as an open-end management investment company. The Trust is comprised of twelve separate, active funds (individually referred to as a "Fund," collectively as the "Funds"). The Trust applies investment company accounting and reporting guidance. All Funds are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Core Plus Fixed Income Portfolio. The Fund seeks above-average total return over a market cycle of three to five years. The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS.

The Fund has suspended offering Class L shares for sale to all investors. Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In March 2017, the Financial Accounting Standards Board ("FASB") issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be accreted to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The adoption resulted in a change in accounting principle, since the Fund had historically amortized such premiums to maturity for U.S. GAAP. Accordingly, the Fund has adopted ASU 2017-08 to amend the premium amortization period for certain purchased callable debt securities with non-contingent call features to the earliest call date. It is impracticable to evaluate the effect on individual prior periods, therefore the Fund applied the amendments on a modified retrospective basis by recognizing a cumulative effect adjustment that decreased the beginning of period cost of investments and increased the unrealized appreciation on investments of approximately $5,000.

This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on total accumulated earnings (loss) or the net asset value of the Fund. With respect to the Fund's results of operations, amortization of premium to first call date accelerates amortization with the intent of more closely aligning the recognition of income on such bonds with the economics of the instrument.

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting ("ASU 2020-04"), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate ("LIBOR") and other IBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (2) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (3) over-the-counter ("OTC") swaps may be valued by an outside pricing service approved by the Trustees or quotes from a broker or dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange; (4) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Trust's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser has formed a Valuation Committee whose members are approved by the

Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2020:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgage	$—	$54	$—	$54
Agency Fixed Rate Mortgages	—	207,392	—	207,392
Asset-Backed Securities	—	110,282	—	110,282
Collateralized Mortgage Obligations — Agency Collateral Series	—	3,964	—	3,964
Commercial Mortgage- Backed Securities	—	45,986	—	45,986
Corporate Bonds	—	323,834	—	323,834
Mortgages — Other	—	85,541	—	85,541
Municipal Bonds	—	10,655	—	10,655
Sovereign	—	66,497	—	66,497
U.S. Treasury Security	—	10,656	—	10,656
Variable Rate Senior Loan Interests	—	16,150	—	16,150
Total Fixed Income Securities	—	881,011	—	881,011
Short-Term Investments
Investment Company	160,007	—	—	160,007
Sovereign	—	2,313	—	2,313
U.S. Treasury Securities	—	2,517	—	2,517
Total Short-Term Investments	160,007	4,830	—	164,837
Foreign Currency Forward Exchange Contracts	—	806	—	806
Futures Contracts	208	—	—	208
Credit Default Swap Agreement	—	250	—	250
Total Assets	160,215	886,897	—	1,047,112
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(669)	—	(669)
Futures Contracts	(174)	—	—	(174)
Credit Default Swap Agreement	—	(384)	—	(384)
Total Liabilities	(174)	(1,053)	—	(1,227)
Total	$160,041	$885,844	$—	$1,045,885

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

Swaps: The Fund may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Fund's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Fund may be either the buyer or seller in a credit default swap. Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

Upfront payments paid or received by the Fund will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of September 30, 2020:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$806
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	208	(a)
Swap Agreements	Variation Margin on Swap Agreement	Credit Risk	250	(a)
Total			$1,264

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(669)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	(174	)(a)
Swap Agreements	Variation Margin on Swap Agreement	Credit Risk	(384	)(a)
Total			$(1,227)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2020 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(1,592)
Interest Rate Risk	Futures Contracts	2,428
Credit Risk	Swap Agreements	1,009
	Total	$1,845
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(497)
Interest Rate Risk	Futures Contracts	254
Credit Risk	Swap Agreements	(134)
	Total	$(377)

At September 30, 2020, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contracts	$806	$(669)

(b) Excludes exchange-traded derivatives.

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of September 30, 2020:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)(d)	Net Amount (not less than $0) (000)
Australia And New Zealand Banking Group	$121	$—	$—	$121
Barclays Bank PLC	71	(39)	—	32
Citibank NA	334	(124)	(210)	0
Goldman Sachs International	164	—	—	164
JPMorgan Chase Bank NA	40	(1)	—	39
UBS AG	76	(76)	—	0
Total	$806	$(240)	$(210)	$356

(d) In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
Bank of America NA	$43	$—	$—	$43
Barclays Bank PLC	39	(39)	—	0
BNP Paribas SA	149	—	—	149
Citibank NA	124	(124)	—	0
JPMorgan Chase Bank NA	1	(1)	—	0
UBS AG	313	(76)	—	237
Total	$669	$(240)	$—	$429

For the year ended September 30, 2020, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$124,397,000
Futures Contracts:
Average monthly notional value	$323,287,000
Swap Agreements:
Average monthly notional amount	$10,245,000

5.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of September 30, 2020:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$6,455	(e)	$—	$(6,455	)(f)(g)	$0

(e) Represents market value of loaned securities at year end.

(f) The Fund received cash collateral of approximately $5,536,000, which was subsequently invested in Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $1,058,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(g) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of September 30, 2020:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Corporate Bonds	$4,747	$—	$—	$—	$4,747
Sovereign	789	—	—	—	789
Total	$5,536	$—	$—	$—	$5,536
Total Borrowings	$5,536	$—	$—	$—	$5,536
Gross amount of recognized liabilities for securities lending transactions					$5,536

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

6.  When-Issued/Delayed Delivery Securities: The Fund purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

7.  Indemnifications: The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities.

Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $1 billion	Over $1 billion
0.375%	0.300%

For the year ended September 30, 2020, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.19% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.42% for Class I shares, 0.77% for Class A shares, 1.02% for Class L shares, 1.52% for Class C shares and 0.37% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended September 30, 2020, approximately $1,289,000 of advisory fees were waived and approximately $329,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

38

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Trust's Distributor of Fund shares pursuant to a Distribution Agreement. The Trust has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Trust's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Trust pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2020, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $653,794,000 and $372,705,000, respectively. For the year ended September 30, 2020, purchases and sales of long-term U.S. Government securities were approximately $1,840,548,000 and $1,809,093,000, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended September 30, 2020, advisory fees paid were reduced by approximately $153,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended September 30, 2020 is as follows:

Affiliated Investment Company	Value September 30, 2019 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$57,949	$604,747	$502,689	$560
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value September 30, 2020 (000)
Liquidity Funds	$—	$—	$160,007

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended September 30, 2020, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of

39

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended September 30, 2020 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2020 and 2019 was as follows:

2020 Distributions Paid From:		2019 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$21,516	$2,668	$14,473	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended September 30, 2020.

At September 30, 2020, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$25,539	$2,687

I. Credit Facility: The Trust and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended September 30, 2020, the Fund did not have any borrowings under the Facility.

J. Other: At September 30, 2020, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 46.4%.

K. Market Risk: Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

40

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

L. LIBOR Risk: The Fund's investments, payment obligations and financing terms may be based on floating rates, such as London Interbank Offer Rate ("LIBOR"), Euro Interbank Offered Rate and other similar types of reference rates (each, a "Reference Rate"). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings from each other within certain financial markets. On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority ("FCA"), which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after the end of 2021. This announcement and any additional regulatory or market changes may have an adverse impact on the Fund or its investments.

In advance of 2022, regulators and market participants are currently engaged in identifying successor Reference Rates ("Alternative Reference Rates"). Additionally, prior to the end of 2021, it is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to the Fund. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of Alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by the Fund or on its overall financial condition or results of operations.

41

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Core Plus Fixed Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Core Plus Fixed Income Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund Trust (the "Trust")), including the portfolio of investments, as of September 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund Trust) at September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
November 24, 2020

42

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2019, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's contractual management fee was higher than but close to its peer group averages and actual management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's performance, management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which includes a breakpoint. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

43

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

As part of the Board's review, the Board received information from management on the impact of COVID-19 on the firm generally and the Adviser and the Fund in particular including, among other information, the pandemic's current and expected impact on the Fund's performance and operations.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

44

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Trustees (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on April 22-23, 2020, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from December 1, 2018, through December 31, 2019, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

45

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2020.

The Fund designated and paid approximately $2,668,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended September 30, 2020. The Fund designated up to a maximum of approximately $6,442,000 as qualifying as interest-related dividends.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

46

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

47

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affilies include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

48

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; Formerly, Director of BP p.l.c. (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1953	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1955	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

49

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1957	Trustee	Since January 2015	Chairman, Opus Capital Group (since January 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008); Member, Service Provider Committee (2005-2008) and Director of Best Transport (2006-2019).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); Director, Rubicorn Investments (since February 2019); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	87	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

50

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1958	Trustee	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1960	Trustee	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1947	Chair of the Board and Trustee	Chair of the Boards since August 2020 and Trustee since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Chairperson of the Governance Committee; Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2019) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

51

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

52

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. However, the holdings for each money market fund are posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund Trust, which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

53

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2020 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTCPFIANN
3298732 EXP 11.30.21

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Corporate Bond Portfolio

Annual Report

September 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	15
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	19
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	34
Investment Advisory Agreement Approval	35
Liquidity Risk Management Program	37
Privacy Notice	38
Trustee and Officer Information	40

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Corporate Bond Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2020

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Expense Example (unaudited)

Corporate Bond Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2020 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/20	Actual Ending Account Value 9/30/20	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Corporate Bond Portfolio Class I	$1,000.00	$1,120.40	$1,021.50	$3.71	$3.54	0.70%
Corporate Bond Portfolio Class A	1,000.00	1,117.60	1,019.85	5.45	5.20	1.03
Corporate Bond Portfolio Class L	1,000.00	1,116.50	1,017.95	7.46	7.11	1.41
Corporate Bond Portfolio Class C	1,000.00	1,114.20	1,016.00	9.51	9.07	1.80

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 183/366 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Investment Overview (unaudited)

Corporate Bond Portfolio

The Fund seeks above-average total return over a market cycle of three to five years.

Performance

For the fiscal year ended September 30, 2020, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 8.19%, net of fees. The Fund's Class I shares outperformed against the Fund's benchmark, the Bloomberg Barclays U.S. Corporate Index (the "Index"), which returned 7.90%.

Factors Affecting Performance

•  The final quarter of 2019 provided a remarkable ending to a remarkable year. The world's issues seemed to vanish as financial markets rallied. Credit markets enjoyed meaningful tightening in their spreads. The Index spread fell 22 basis points (bps) to end December 2019 at 93 bps over government bonds, its tightest level of the year (and 60 bps tighter than where they started the year).i Risk was rewarded, as lower quality and longer maturity bonds performed the best. The key drivers of tighter spreads were (1) a reported agreement on a U.S.-China "phase one" trade deal, (2) a victory for the Tories in the U.K. election reducing Brexit uncertainty, (3) macroeconomic data continuing a stabilization trend, (4) minimal negative corporate news, and (5) low supply in a period of strong demand.

•  The virus-induced economic shutdown and the decline in oil prices hit credit markets with a double whammy in the first quarter of 2020, leading to historically poor performance of corporate bonds. The Index spread widened by 179 bps to end March 2020 at 272 bps over government bonds.i The stressed liquidity conditions in the market could be seen in the flattening of the spread curve, as shorter maturity corporate bonds, which are often viewed as a cash surrogate, widened the most. The 1- to 3-year portion of the Index widened by 218 bps, versus "only" 138 bps for long-maturity corporate bonds in the first quarter of 2020.i BBB-rated bonds underperformed their higher-rated counterparts, as worries about ratings downgrades to high yield credit swept the market.

•  Markets enjoyed a historic bounce back in the second quarter of 2020, after a volatile COVID-19 and lockdown-driven first quarter. Equities rallied and credit spreads moved tighter. Spreads on the Index ended the second quarter at 150 bps over government bonds, after gapping as wide as 373 bps on March 23, 2020, during the peak of the crisis.i Spreads were only 57 bps wider in the year-to-date through June 30, 2020.i During the second quarter, financials outperformed non-financials, and a continued theme of beta compression helped BBB-rated bonds outperform A-rated credits. Additionally, given the Federal Reserve's (Fed) support to stabilize the credit markets amid coronavirus-related impacts, the short end of the yield curve outperformed the long end.

•  The market continued to recover during the third quarter of 2020, though it ran out of steam in September amid a pickup in virus cases and uncertainty surrounding the prospect of another stimulus package ahead of the U.S. election. The Index tightened 14 bps in the third quarter to end at 136 bps over government bonds.i The Index produced total returns of 1.54% during the third quarter, bringing year-to-date returns to 6.64%. Lower quality outperformed as BBB-rated bonds tightened 21 bps.i Third quarter 2020 investment grade bond issuance was $371 billion, up 17% year-over-year.ii This increase was primarily driven by the strong issuance activity observed in August and September 2020, which offset the slowdown in July. Third quarter 2020 supply was down sharply from $692 billion in the second quarter of 2020 and $480 billion in the first quarter of 2020.ii Nevertheless, year-to-date through September 2020, investment grade bond issuance reached $1.54 trillion, which is $290 billion above the prior full-year record high of $1.25 trillion.ii We would note that the first wave of supply specifically addressed liquidity needs, while the second wave of supply was driven by issuers taking advantage of improving market conditions and historically low rates.

•  In terms of positioning, we have not actively changed the portfolio's key risk positions. As of September 30, 2020, the Fund is positioned to be modestly underweight credit risk as a whole. The portfolio's largest overweight remains financials, which contributed positively to returns over the period. The Fund's underweight positioning to the consumer non-cyclical and capital goods sectors also

i  Source: Bloomberg Barclays.

ii  Source: JP Morgan. Data as September 30, 2020.

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020 (unaudited)

Investment Overview (cont'd)

Corporate Bond Portfolio

contributed positively to returns. Overall positioning in energy and communications detracted from returns, as did exposure to airlines.

•  Small allocations to off-index sectors also contributed significantly over the period. The Fund's allocation to high yield bonds contributed positively to returns as several fallen angels rallied over the period. Exposure to convertible bonds was also particularly beneficial as convertible bond performance has been a leader among fixed income categories, largely due to the rise in equity volatility. As volatility rises, embedded equity options become more valuable.

•  While we had reduced BBB-rated industrial exposure back in 2019 on valuation grounds, recently we have been selectively increasing our exposure to this space at attractive valuations. In addition, while high-level exposures may not look very different, we were quite active at a more idiosyncratic security level. We were very active in the new issue market, especially in the second quarter of 2020 when supply was especially elevated and new issue concessions remained higher.

Management Strategies

•  We remain cautiously optimistic on investment grade corporate debt on the back of continued global monetary and fiscal policy accommodation. On the other hand, our relatively constructive view is tempered by less compelling valuations, increased volatility due to the upcoming U.S. presidential election, and some setbacks on the fight against the pandemic, as evidenced in increasing case counts in Europe and stricter lockdown measures imposed in several countries. Our base case reflects the consensus view that the coronavirus is transitory and monetary policy is credit risk friendly, likely driving spreads tighter in the medium term and offering investors yield advantages but limited capital gain.

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020 (unaudited)

Investment Overview (cont'd)

Corporate Bond Portfolio

*  Minimum Investment

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class L and Class C shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the Bloomberg Barclays U.S. Corporate Index(1) and the Lipper Corporate Debt Funds BBB-Rated Index(2)

	Period Ended September 30, 2020 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Fund — Class I Shares w/o sales charges(4)	8.19%	7.77%	6.12%	6.51%
Fund — Class A Shares w/o sales charges(5)	7.88	7.43	5.84	4.86
Fund — Class A Shares with maximum 3.25% sales charges(5)	4.38	6.72	5.49	4.67
Fund — Class L Shares w/o sales charges(6)	7.47	7.05	5.47	5.27
Fund — Class C Shares w/o sales charges(7)	7.09	6.60	—	5.40
Fund — Class C Shares with maximum 1.00% deferred sales charges(7)	6.09	6.60	—	5.40
Bloomberg Barclays U.S. Corporate Index	7.90	5.98	5.14	6.89
Lipper Corporate Debt Funds BBB-Rated Index	6.95	5.83	5.12	6.49

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The Bloomberg Barclays U.S. Corporate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers that meet specified maturity, liquidity and quality requirements.The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Corporate Debt Funds BBB-Rated Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Corporate Debt Funds BBB-Rated Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Corporate Debt Funds BBB-Rated Funds classification.

(3)  Total returns for the Fund reflect expenses waived and/or reimbursed, if applicable, by the Adviser and Distributor. Without such waivers and/or reimbursements, total returns would have been lower.

(4)  Commenced operations on August 31, 1990.

(5)  Commenced offering on May 20, 2002.

(6)  Commenced offering on June 16, 2008.

(7)  Commenced offering on April 30, 2015.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Indexes.

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Portfolio of Investments

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (96.1%)
Corporate Bonds (96.1%)
Communications (0.2%)
Vodafone Group PLC
5.13%, 6/19/59	$250	$321
Energy (0.4%)
Equinor ASA
3.70%, 4/6/50	300	346
Midwest Connector Capital Co. LLC
3.63%, 4/1/22 (a)(b)	375	378
		724
Finance (35.3%)
Aflac, Inc.,
3.60%, 4/1/30	350	412
Air Lease Corp.,
2.50%, 3/1/21	650	654
3.75%, 6/1/26	600	611
Alexandria Real Estate Equities, Inc.,
1.88%, 2/1/33	325	319
American Express Co.,
4.20%, 11/6/25	550	638
American International Group, Inc.,
4.25%, 3/15/29	300	352
Aon Corp.,
2.20%, 11/15/22	300	311
2.80%, 5/15/30	500	543
Arch Capital Group Ltd.,
3.64%, 6/30/50	300	324
Avolon Holdings Funding Ltd.,
2.88%, 2/15/25 (a)	550	505
Banco de Credito del Peru
2.70%, 1/11/25 (a)	325	339
Banco Santander Chile
2.70%, 1/10/25 (a)	425	449
Bank of America Corp.,
2.59%, 4/29/31	400	427
2.68%, 6/19/41	1,436	1,474
3.19%, 7/23/30	125	138
4.24%, 4/24/38	341	416
4.25%, 10/22/26	475	551
7.75%, 5/14/38	175	290
Barclays PLC
2.85%, 5/7/26	1,225	1,275
BBVA USA,
2.50%, 8/27/24	325	339
3.50%, 6/11/21	975	993
Belrose Funding Trust
2.33%, 8/15/30 (a)	1,200	1,189
Berkshire Hathaway Finance Corp.,
1.85%, 3/12/30	475	498
BNP Paribas SA
4.40%, 8/14/28 (a)	850	998
	Face Amount (000)	Value (000)
BPCE SA
5.15%, 7/21/24 (a)	$1,025	$1,150
Brookfield Finance LLC
3.45%, 4/15/50	250	245
Brookfield Finance, Inc.,
3.90%, 1/25/28	325	362
4.00%, 4/1/24	300	331
4.85%, 3/29/29	150	179
Brown & Brown, Inc.,
2.38%, 3/15/31	650	655
4.20%, 9/15/24	325	359
Capital One Financial Corp.,
3.30%, 10/30/24	1,625	1,763
3.75%, 3/9/27	125	139
Chubb INA Holdings, Inc.,
1.38%, 9/15/30	1,050	1,040
Citigroup, Inc.,
1.68%, 5/15/24	375	384
2.57%, 6/3/31	225	236
2.67%, 1/29/31	1,674	1,766
2.98%, 11/5/30	428	463
4.45%, 9/29/27	1,025	1,190
CNO Financial Group, Inc.,
5.25%, 5/30/29	260	301
Commerzbank AG
8.13%, 9/19/23 (a)	550	625
Credit Agricole SA
4.13%, 1/10/27 (a)	250	287
Credit Suisse Group AG
2.59%, 9/11/25 (a)	675	705
Crown Castle International Corp.,
4.15%, 7/1/50	200	229
3.30%, 7/1/30	575	630
CubeSmart
2.00%, 2/15/31	775	766
CyrusOne LP/CyrusOne Finance Corp.,
2.90%, 11/15/24	100	106
Danske Bank A/S,
3.00%, 9/20/22 (a)	425	433
5.00%, 1/12/23 (a)	200	210
Deutsche Bank AG,
3.15%, 1/22/21	625	629
3.70%, 5/30/24	100	105
Discover Financial Services
3.95%, 11/6/24	625	688
Duke Realty LP
1.75%, 7/1/30	775	773
Equitable Financial Life Global Funding
1.40%, 7/7/25 - 8/27/27 (a)	1,000	1,016
ERP Operating LP
4.63%, 12/15/21	600	624
Federal Realty Investment Trust
3.63%, 8/1/46	225	225

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
Five Corners Funding Trust II
2.85%, 5/15/30 (a)	$750	$807
GE Capital International Funding Co., Unlimited Co.,
4.42%, 11/15/35	486	514
General Electric Co.,
MTN
5.88%, 1/14/38	400	469
Global Atlantic Fin Co.,
4.40%, 10/15/29 (a)	925	965
GLP Capital LP/GLP Financing II, Inc.,
4.00%, 1/15/30	350	363
Goldman Sachs Group, Inc. (The),
3.69%, 6/5/28	250	281
MTN
4.80%, 7/8/44	275	361
6.75%, 10/1/37	950	1,383
Grupo Aval Ltd.,
4.38%, 2/4/30 (a)	625	604
Hartford Financial Services Group, Inc. (The),
2.80%, 8/19/29	775	843
High Street Funding Trust I
4.11%, 2/15/28 (a)	850	980
HSBC Holdings PLC
2.63%, 11/7/25	625	652
4.29%, 9/12/26	750	838
4.38%, 11/23/26	625	690
ING Groep N.V.,
4.63%, 1/6/26 (a)	1,000	1,175
Intercontinental Exchange, Inc.,
1.85%, 9/15/32	950	949
Itau Unibanco Holding SA
2.90%, 1/24/23 (a)	850	861
JPMorgan Chase & Co.,
2.52%, 4/22/31	175	187
2.96%, 5/13/31	1,200	1,291
3.70%, 5/6/30	2,450	2,816
JPMorgan Chase Bank NA
0.00%, 8/7/22	200	254
Kemper Corp.,
2.40%, 9/30/30	500	496
Kilroy Realty LP
2.50%, 11/15/32	200	195
3.05%, 2/15/30	150	157
Kimco Realty Corp.,
3.70%, 10/1/49	275	271
LeasePlan Corp.,
2.88%, 10/24/24 (a)	675	697
Lloyds Banking Group PLC
3.57%, 11/7/28	425	466
Macquarie Bank Ltd.,
3.62%, 6/3/30 (a)	800	852
	Face Amount (000)	Value (000)
Marsh & McLennan Cos., Inc.,
2.25%, 11/15/30	$875	$917
MDC GMTN BV
4.50%, 11/7/28 (a)	425	510
MetLife, Inc.,
5.88%, 2/6/41	350	511
Metropolitan Life Global Funding I
2.95%, 4/9/30 (a)	350	393
National Australia Bank Ltd.,
2.33%, 8/21/30 (a)(b)	850	843
National Securities Clearing Corp.,
1.50%, 4/23/25 (a)	450	464
Nationwide Building Society
4.30%, 3/8/29 (a)	275	311
4.36%, 8/1/24 (a)	500	543
Oversea-Chinese Banking Corp. Ltd.,
1.83%, 9/10/30 (a)(b)	390	390
Pine Street Trust I
4.57%, 2/15/29 (a)	375	436
PNC Financial Services Group, Inc. (The),
2.20%, 11/1/24	675	715
Progressive Corp. (The),
3.20%, 3/26/30	450	516
4.00%, 3/1/29	75	91
Prologis LP
1.25%, 10/15/30	1,050	1,029
Quicken Loans LLC/ Quicken Loans Co-Issuer, Inc.,
3.88%, 3/1/31 (a)	290	287
Royal Bank of Scotland Group PLC
3.88%, 9/12/23	1,075	1,154
Santander UK Group Holdings PLC
4.80%, 11/15/24	575	634
Santander UK PLC
5.00%, 11/7/23 (a)	369	404
Shinhan Bank Co., Ltd.,
4.00%, 4/23/29 (a)	600	676
Shinhan Financial Group Co. Ltd.,
1.35%, 1/10/26 (a)	460	461
Societe Generale SA
2.63%, 1/22/25 (a)	625	645
SVB Financial Group
3.13%, 6/5/30	400	447
Synchrony Financial
4.25%, 8/15/24	175	190
Syngenta Finance N.V.,
4.89%, 4/24/25 (a)	300	325
TD Ameritrade Holding Corp.,
3.30%, 4/1/27	325	365
Transurban Finance Co. Pty Ltd.,
2.45%, 3/16/31 (a)	800	817
UnitedHealth Group, Inc.,
3.70%, 8/15/49	700	839

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

	Face Amount (000)		Value (000)
Finance (cont'd)
Wells Fargo & Co.,
2.41%, 10/30/25		$225	$236
2.57%, 2/11/31		475	500
2.88%, 10/30/30		525	565
3.07%, 4/30/41		525	552
			69,842
Industrials (51.5%)
Abbott Laboratories
1.15%, 1/30/28		1,125	1,135
AbbVie, Inc.,
3.20%, 11/21/29 (a)		1,525	1,687
4.25%, 11/21/49 (a)		700	835
Activision Blizzard, Inc.,
2.50%, 9/15/50		425	398
Adobe, Inc.,
2.30%, 2/1/30		525	566
Air Products and Chemicals, Inc.,
2.80%, 5/15/50		425	456
Airbus SE
0.00%, 6/14/21	EUR	300	350
Akamai Technologies, Inc.,
0.38%, 9/1/27		$344	400
Aker BP ASA
4.75%, 6/15/24 (a)		575	591
Alaska Airlines 2020-1 Class A Pass Through Trust
4.80%, 2/15/29 (a)		325	342
Alphabet, Inc.,
1.10%, 8/15/30		475	474
Altria Group, Inc.,
3.88%, 9/16/46		175	180
Amazon.com, Inc.,
2.50%, 6/3/50		325	334
4.25%, 8/22/57		500	685
American Airlines Pass-Through Trust,
Series AA
3.15%, 8/15/33		676	641
Amgen, Inc.,
2.45%, 2/21/30		675	717
2.77%, 9/1/53 (a)		200	193
4.66%, 6/15/51		25	33
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.,
3.65%, 2/1/26		425	477
Anheuser-Busch InBev Worldwide, Inc.,
4.60%, 4/15/48		150	179
5.55%, 1/23/49		1,100	1,484
Anthem, Inc.,
2.38%, 1/15/25		275	293
3.65%, 12/1/27		450	513
Apple, Inc.,
2.95%, 9/11/49		1,100	1,209
	Face Amount (000)	Value (000)
APT Pipelines Ltd.,
4.20%, 3/23/25 (a)	$300	$331
AstraZeneca PLC
1.38%, 8/6/30	525	512
AT&T, Inc.,
2.25%, 2/1/32	1,225	1,230
3.30%, 2/1/52	225	215
3.50%, 9/15/53 (a)	445	432
3.55%, 9/15/55 (a)	177	172
3.65%, 9/15/59 (a)	778	768
4.50%, 3/9/48	22	25
Automatic Data Processing, Inc.,
1.25%, 9/1/30	850	841
Aviation Capital Group LLC
4.38%, 1/30/24 (a)	475	473
BAT Capital Corp.,
3.56%, 8/15/27	675	730
3.73%, 9/25/40	525	529
BEST BUY Co., Inc.,
1.95%, 10/1/30	625	622
Boeing Co. (The),
3.25%, 2/1/35	150	141
3.90%, 5/1/49	225	208
3.95%, 8/1/59	175	159
5.15%, 5/1/30	500	563
Booking Holdings, Inc.,
0.90%, 9/15/21	225	240
Boston Scientific Corp.,
2.65%, 6/1/30	975	1,037
BP Capital Markets PLC
4.38%, 12/31/99 (c)	500	522
4.88%, 12/31/99 (c)	525	563
Braskem Netherlands Finance BV
4.50%, 1/31/30 (a)	340	318
Bristol-Myers Squibb Co.,
3.40%, 7/26/29	575	671
4.25%, 10/26/49	75	99
4.35%, 11/15/47	125	166
Broadcom, Inc.,
4.15%, 11/15/30	650	732
Burlington Northern Santa Fe LLC
4.40%, 3/15/42	75	94
4.55%, 9/1/44	610	798
Campbell Soup Co.
3.13%, 4/24/50	450	457
Canadian National Railway Co.,
2.45%, 5/1/50	375	374
Canadian Natural Resources Ltd.,
2.95%, 1/15/23	650	676
Caterpillar, Inc.,
3.25%, 9/19/49	225	253

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Charter Communications Operating LLC/ Charter Communications Operating Capital
2.80%, 4/1/31	$375	$391
5.75%, 4/1/48	275	344
Chevron Corp.,
2.24%, 5/11/30	750	798
Cigna Corp.,
2.40%, 3/15/30	375	390
3.05%, 10/15/27	150	167
3.88%, 10/15/47	125	139
4.80%, 7/15/46	125	157
Cimarex Energy Co.,
3.90%, 5/15/27	475	479
4.38%, 3/15/29 (b)	425	440
Clorox Co. (The),
1.80%, 5/15/30	525	542
Coca-Cola Femsa SAB de CV
2.75%, 1/22/30	600	640
Comcast Corp.,
1.95%, 1/15/31	575	593
2.80%, 1/15/51	375	382
3.75%, 4/1/40	175	206
4.05%, 11/1/52	725	895
4.25%, 1/15/33	375	467
Conagra Brands, Inc.,
4.85%, 11/1/28	375	459
Concho Resources, Inc.,
4.85%, 8/15/48	250	275
Cummins, Inc.,
2.60%, 9/1/50	375	369
CVS Health Corp.,
1.75%, 8/21/30	275	269
3.75%, 4/1/30	787	900
5.05%, 3/25/48	200	256
5.13%, 7/20/45	75	95
Daimler Finance North America LLC
2.70%, 6/14/24 (a)	325	344
Dell International LLC/EMC Corp.,
4.90%, 10/1/26 (a)	750	849
Delta Air Lines, Inc.,
Series AA
3.20%, 10/25/25	450	450
3.63%, 3/15/22	475	467
Diamond Sports Group LLC/Diamond Sports Finance Co.,
6.63%, 8/15/27 (a)	200	104
Diamondback Energy, Inc.,
3.25%, 12/1/26	700	703
Dollar General Corp.,
4.13%, 4/3/50	325	387
DP World PLC
5.63%, 9/25/48 (a)	500	572
	Face Amount (000)		Value (000)
DuPont de Nemours, Inc.,
5.32%, 11/15/38		$225	$286
Embraer Netherlands Finance BV
5.40%, 2/1/27		330	314
Enbridge, Inc.
3.13%, 11/15/29		150	160
Energy Transfer Operating LP
5.00%, 5/15/50		175	163
Enterprise Products Operating LLC
3.95%, 1/31/60		125	124
4.20%, 1/31/50		575	613
4.80%, 2/1/49		250	290
Equinix, Inc.,
1.55%, 3/15/28 (d)		600	602
Exxon Mobil Corp.,
3.10%, 8/16/49		200	205
Fiserv, Inc.,
2.65%, 6/1/30		250	270
Ford Motor Credit Co., LLC
4.39%, 1/8/26		725	718
Fortune Brands Home & Security, Inc.,
4.00%, 9/21/23		475	520
Fox Corp.,
5.58%, 1/25/49		225	312
General Mills, Inc.,
2.88%, 4/15/30		925	1,017
General Motors Co.,
6.60%, 4/1/36		325	396
6.75%, 4/1/46		150	185
General Motors Financial Co., Inc.,
3.85%, 1/5/28		75	79
4.35%, 1/17/27		175	190
Georgia-Pacific LLC
2.30%, 4/30/30 (a)		675	718
Glencore Funding LLC
2.50%, 9/1/30 (a)		600	585
4.13%, 3/12/24 (a)		325	353
Global Payments, Inc.,
2.90%, 5/15/30		725	777
Grifols SA
2.25%, 11/15/27 (a)	EUR	200	234
HCA, Inc.,
5.50%, 6/15/47		$350	435
Home Depot, Inc. (The),
2.95%, 6/15/29		300	339
3.13%, 12/15/49		75	84
3.30%, 4/15/40		200	228
3.35%, 4/15/50		200	233
Hormel Foods Corp.
1.80%, 6/11/30		400	414
Hyundai Capital America
2.38%, 2/10/23 (a)		500	514
3.00%, 2/10/27 (a)		775	803

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Imperial Brands Finance PLC
3.13%, 7/26/24 (a)	$800	$847
Industrias Penoles SAB de CV
4.75%, 8/6/50 (a)	250	259
Intel Corp.,
3.25%, 11/15/49	700	787
International Business Machines Corp.,
4.15%, 5/15/39	700	860
Inversiones CMPC SA
3.85%, 1/13/30	200	219
J2 Global, Inc.
1.75%, 11/1/26 (a)	270	240
JetBlue Pass Through Trust Series AA
2.75%, 11/15/33	494	486
John Deere Capital Corp.,
2.45%, 1/9/30	775	844
Johnson Controls International plc/ Tyco Fire & Security Finance SCA
1.75%, 9/15/30	400	403
Kimberly-Clark de Mexico SAB de CV
2.43%, 7/1/31 (a)	275	280
Kinder Morgan, Inc.,
5.20%, 3/1/48	325	382
Lam Research Corp.,
3.13%, 6/15/60	300	322
Las Vegas Sands Corp.,
3.20%, 8/8/24	925	936
Level 3 Financing, Inc.,
3.40%, 3/1/27 (a)	625	674
Lowe's Cos., Inc.,
2.50%, 4/15/26	575	624
4.50%, 4/15/30	225	280
Marathon Petroleum Corp.,
4.70%, 5/1/25	300	340
4.75%, 12/15/23	1,125	1,235
Mars, Inc.,
3.20%, 4/1/30 (a)	300	343
McDonald's Corp.,
1.45%, 9/1/25	650	671
Microsoft Corp.,
2.40%, 8/8/26	675	738
2.53%, 6/1/50	625	658
4.45%, 11/3/45	325	460
Mondelez International, Inc.,
2.75%, 4/13/30	675	736
MPLX LP
5.20%, 12/1/47	100	110
NetApp, Inc.,
1.88%, 6/22/25	1,175	1,219
Newcastle Coal Infrastructure Group Pty Ltd.,
4.40%, 9/29/27 (a)	1,125	1,121
	Face Amount (000)		Value (000)
Newmont Corp.,
2.25%, 10/1/30		$425	$440
5.45%, 6/9/44		225	321
NIKE, Inc.,
3.38%, 3/27/50		400	470
Nissan Motor Co. Ltd.,
3.04%, 9/15/23 (a)		650	659
NOVA Chemicals Corp.,
4.88%, 6/1/24 (a)		300	299
Nuance Communications, Inc.,
1.00%, 12/15/35		251	366
Nutrition & Biosciences, Inc.,
2.30%, 11/1/30 (a)		250	252
Nvent Finance Sarl
3.95%, 4/15/23		1,075	1,122
NVIDIA Corp.,
3.50%, 4/1/50		425	501
NXP BV/NXP Funding LLC/NXP USA, Inc.,
3.40%, 5/1/30 (a)		875	961
Occidental Petroleum Corp.,
3.50%, 8/15/29		200	154
Oracle Corp.,
3.60%, 4/1/50		125	142
3.85%, 4/1/60		275	327
4.00%, 11/15/47		475	565
Patterson-UTI Energy, Inc.,
3.95%, 2/1/28		126	98
PayPal Holdings, Inc.,
2.30%, 6/1/30		684	725
2.85%, 10/1/29		202	223
Phillips 66
2.15%, 12/15/30		275	268
POSCO
4.00%, 8/1/23 (a)		475	511
Prosus NV
3.68%, 1/21/30 (a)		200	216
Pure Storage, Inc.,
0.13%, 4/15/23		55	54
Q-Park Holding I BV
1.50%, 3/1/25 (a)	EUR	150	161
Raytheon Technologies Corp.,
4.50%, 6/1/42		$450	570
Resorts World Las Vegas LLC/ RWLV Capital, Inc.,
4.63%, 4/16/29 (a)(b)		500	472
Rockies Express Pipeline LLC
3.60%, 5/15/25 (a)		400	393
Roper Technologies, Inc.,
1.00%, 9/15/25		600	602
Ross Stores, Inc.,
4.80%, 4/15/30		950	1,159
Royalty Pharma PLC
2.20%, 9/2/30 (a)		750	750

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

	Face Amount (000)		Value (000)
Industrials (cont'd)
Sabine Pass Liquefaction LLC
4.50%, 5/15/30 (a)		$1,200	$1,355
Saudi Arabian Oil Co.,
3.50%, 4/16/29 (a)		500	551
Shell International Finance BV
3.13%, 11/7/49		400	411
Sherwin-Williams Co. (The),
2.30%, 5/15/30		775	811
2.95%, 8/15/29		175	193
3.30%, 5/15/50		150	159
Sigma Finance Netherlands BV
4.88%, 3/27/28 (a)		200	221
Silgan Holdings, Inc.,
2.25%, 6/1/28	EUR	200	229
Smithfield Foods, Inc.,
3.00%, 10/15/30 (a)		$75	75
5.20%, 4/1/29 (a)		775	907
Sprint Spectrum Co., LLC/Sprint Spectrum Co., II LLC/Sprint Spectrum Co., III LLC
4.74%, 9/20/29 (a)		400	434
5.15%, 9/20/29 (a)		550	649
Standard Industries, Inc.,
2.25%, 11/21/26 (a)	EUR	100	113
Sunoco Logistics Partners Operations LP
3.90%, 7/15/26		$275	283
4.00%, 10/1/27		325	332
T-Mobile USA, Inc.,
3.88%, 4/15/30 (a)		400	454
4.50%, 4/15/50 (a)		400	481
Tencent Holdings Ltd.,
3.60%, 1/19/28 (a)		675	744
TJX Cos., Inc.,
4.50%, 4/15/50		450	583
Transcontinental Gas Pipe Line Co. LLC
3.25%, 5/15/30 (a)		450	487
Transportadora de Gas Internacional SA ESP
5.55%, 11/1/28 (a)		400	453
TSMC Global Ltd.,
0.75%, 9/28/25 (a)(b)		550	545
TWDC Enterprises 18 Corp.,
Series B
7.00%, 3/1/32		75	113
Twitter, Inc.
1.00%, 9/15/21		280	279
Union Pacific Corp.,
3.25%, 2/5/50		550	610
Upjohn, Inc.,
4.00%, 6/22/50 (a)		500	536
Verint Systems, Inc.,
1.50%, 6/1/21		225	228
	Face Amount (000)	Value (000)
Verizon Communications, Inc.,
3.88%, 2/8/29	$650	$771
4.33%, 9/21/28	300	364
4.67%, 3/15/55	200	278
5.01%, 4/15/49	775	1,120
Visa, Inc.,
2.70%, 4/15/40	225	244
Walmart, Inc.,
3.70%, 6/26/28	625	740
Walt Disney Co. (The),
2.75%, 9/1/49	784	768
3.60%, 1/13/51	331	374
Western Midstream Operating LP
4.10%, 2/1/25	375	358
Williams Cos., Inc. (The),
4.85%, 3/1/48	200	224
5.10%, 9/15/45	225	253
Zillow Group, Inc.,
2.00%, 12/1/21	205	398
		101,796
Utilities (8.7%)
Avangrid, Inc.,
3.80%, 6/1/29	625	724
Boston Gas Co.,
3.00%, 8/1/29 (a)	525	579
4.49%, 2/15/42 (a)	125	155
Cleveland Electric Illuminating Co. (The),
4.55%, 11/15/30 (a)	250	299
Consorcio Transmantaro SA
4.70%, 4/16/34 (a)	400	474
Consumers Energy Co.,
2.50%, 5/1/60	325	307
3.50%, 8/1/51	275	323
DTE Electric Co.,
3.95%, 3/1/49	450	569
Duke Energy Corp.,
2.45%, 6/1/30	875	925
Duke Energy Indiana LLC
Series YYY
3.25%, 10/1/49	250	280
Duke Energy Progress LLC
3.45%, 3/15/29	550	635
Enel Finance International N.V.,
6.00%, 10/7/39 (a)	200	273
Entergy Arkansas LLC
3.50%, 4/1/26	458	519
Entergy Louisiana LLC
3.05%, 6/1/31	75	86
FirstEnergy Corp.,
Series C
3.40%, 3/1/50	450	439

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Utilities (cont'd)
Interstate Power and Light Co.,
2.30%, 6/1/30	$350	$370
3.50%, 9/30/49	175	194
Liberty Utilities Finance GP 1
2.05%, 9/15/30 (a)	875	865
Mississippi Power Co.,
3.95%, 3/30/28	575	661
NextEra Energy Capital Holdings, Inc.,
2.25%, 6/1/30	1,050	1,090
NiSource, Inc.,
1.70%, 2/15/31	500	493
2.95%, 9/1/29	400	435
Northern States Power Co.,
2.90%, 3/1/50	275	296
Oglethorpe Power Corp.,
5.05%, 10/1/48	325	385
ONEOK, Inc.,
3.10%, 3/15/30	725	699
Pacific Gas and Electric Co.,
3.15%, 1/1/26 (b)	175	180
3.30%, 8/1/40	225	208
3.50%, 8/1/50	200	181
PacifiCorp
2.70%, 9/15/30	825	908
Public Service Co. of Colorado
Series 34
3.20%, 3/1/50	275	313
Southern California Edison Co.,
4.00%, 4/1/47	250	269
Southern Co. (The),
4.40%, 7/1/46	850	1,010
Virginia Electric and Power Co.,
Series A
2.88%, 7/15/29	825	928
Series B
3.30%, 12/1/49 (b)	350	407
Xcel Energy, Inc.,
2.60%, 12/1/29	775	839
		17,318
Total Fixed Income Securities (Cost $181,198)		190,001
	Shares	Value (000)
Short-Term Investments (5.5%)
Securities held as Collateral on Loaned Securities (1.6%)
Investment Company (1.6%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $3,247)	3,247,060	$3,247
Investment Company (2.9%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $5,785)	5,785,051	5,785
	Face Amount (000)
U.S. Treasury Security (1.0%)
U.S. Treasury Bill
0.16%, 1/28/21 (e)(f) (Cost $1,864)	$1,865	1,864
Total Short-Term Investments (Cost $10,896)		10,896
Total Investments (101.6%) (Cost $192,094) Including $3,559 of Securities Loaned (g)(h)		200,897
Liabilities in Excess of Other Assets (–1.6%)		(3,071)
Net Assets (100.0%)		$197,826

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  All or a portion of this security was on loan at September 30, 2020.

(c)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of September 30, 2020.

(d)  When-issued security.

(e)  Rate shown is the yield to maturity at September 30, 2020.

(f)  All or a portion of the security was pledged to cover margin requirements for futures contracts and swap agreement.

(g)  Securities are available for collateral in connection with purchase of a when-issued security, open foreign currency forward exchange contract, open futures contracts and swap agreement.

(h)  At September 30, 2020, the aggregate cost for federal income tax purposes is approximately $192,153,000. The aggregate gross unrealized appreciation is approximately $10,284,000 and the aggregate gross unrealized depreciation is approximately $1,540,000, resulting in net unrealized appreciation of approximately $8,744,000.

MTN  Medium Term Note.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

Foreign Currency Forward Exchange Contract:

The Fund had the following foreign currency forward exchange contract open at September 30, 2020:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)	Delivery Date	Unrealized Appreciation (000)
Citibank NA	EUR	954	$1,137	12/1/20	$17

Futures Contracts:

The Fund had the following futures contracts open at September 30, 2020:

	Number of Contracts	Expiration Date	Notional Amount (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 2 yr. Note	80	Dec-20		$16,000	$17,677	$8
U.S. Treasury 5 yr. Note	74	Dec-20		7,400	9,326	13
U.S. Treasury Long Bond	94	Dec-20		9,400	16,570	(137)
U.S. Treasury Ultra Bond	13	Dec-20		1,300	2,884	2
Short:
German Euro Bund	2	Dec-20	EUR	(200)	(409)	(3)
German Euro BOBL	1	Dec-20		(100)	(158)	(— @)
U.S. Treasury 10 yr. Ultra Long Bond	221	Dec-20		$(22,100)	(35,343)	(66)
U.S. Treasury 10 yr. Note	17	Dec-20		(1,700)	(2,372)	(2)
						$(185)

Credit Default Swap Agreement:

The Fund had the following credit default swap agreement open at September 30, 2020:

Swap Counterparty and Reference Obligation	Credit Rating of Reference Obligation†	Buy/Sell Protection	Pay/Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Amount (000)	Value (000)	Upfront Payment (Received) (000)	Unrealized Appreciation (000)
Morgan Stanley & Co. LLC* CDX.NA.HY.33	NR	Buy	5.00%	Quarterly	12/20/24	$1,224	$(65)	$(117)	$52

@    Value is less than $500.

†    Credit rating as issued by Standard & Poor's.

*    Cleared swap agreement, the broker is Morgan Stanley & Co., LLC.

NR    Not rated.

EUR    Euro

Portfolio Composition**

Classification	Percentage of Total Investments
Industrials	51.5%
Finance	35.3
Utilities	8.8
Short-Term Investments	3.9
Other***	0.5
Total Investments	100.0	%****

**  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of September 30, 2020.

***  Industries and/or investment types representing less than 5% of total investments.

****  Does not include open long/short futures contracts with a value of approximately $84,739,000 and net unrealized depreciation of approximately $185,000. Does not include an open foreign currency forward exchange contract with total unrealized appreciation of approximately $17,000. Does not include an open swap agreement with total unrealized appreciation of approximately $52,000.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Corporate Bond Portfolio

Statement of Assets and Liabilities	September 30, 2020 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $183,062)	$191,865
Investment in Security of Affiliated Issuer, at Value (Cost $9,032)	9,032
Total Investments in Securities, at Value (Cost $192,094)	200,897
Foreign Currency, at Value (Cost $3)	3
Cash	4
Interest Receivable	1,544
Receivable for Investments Sold	1,438
Receivable for Fund Shares Sold	971
Unrealized Appreciation on Foreign Currency Forward Exchange Contract	17
Receivable for Variation Margin on Futures Contracts	1
Receivable from Affiliate	—	@
Receivable from Securities Lending Income	—	@
Other Assets	63
Total Assets	204,938
Liabilities:
Collateral on Securities Loaned, at Value	3,247
Payable for Investments Purchased	2,894
Payable for Fund Shares Redeemed	622
Payable for Advisory Fees	98
Payable for Professional Fees	74
Payable for Trustees' Fees and Expenses	42
Payable for Transfer Agency Fees — Class I	27
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	1
Deferred Capital Gain Country Tax	26
Payable for Sub Transfer Agency Fees — Class I	16
Payable for Sub Transfer Agency Fees — Class A	1
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Administration Fees	13
Payable for Custodian Fees	12
Payable for Shareholder Services Fees — Class A	1
Payable for Distribution and Shareholder Services Fees — Class L	1
Payable for Distribution and Shareholder Services Fees — Class C	2
Payable for Variation Margin on Swap Agreements	2
Other Liabilities	32
Total Liabilities	7,112
Net Assets	$197,826
Net Assets Consist of:
Paid-in-Capital	$182,545
Total Distributable Earnings	15,281
Net Assets	$197,826

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Corporate Bond Portfolio

Statement of Assets and Liabilities (cont'd)	September 30, 2020 (000)
CLASS I:
Net Assets	$182,070
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	13,497,545
Net Asset Value, Offering and Redemption Price Per Share	$13.49
CLASS A:
Net Assets	$10,807
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	800,252
Net Asset Value, Redemption Price Per Share	$13.50
Maximum Sales Load	3.25%
Maximum Sales Charge	$0.45
Maximum Offering Price Per Share	$13.95
CLASS L:
Net Assets	$1,727
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	127,985
Net Asset Value, Offering and Redemption Price Per Share	$13.49
CLASS C:
Net Assets	$3,222
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	240,314
Net Asset Value, Offering and Redemption Price Per Share	$13.41
(1) Including: Securities on Loan, at Value:	$3,559

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Corporate Bond Portfolio

Statement of Operations	Year Ended September 30, 2020 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $—@ of Foreign Taxes Withheld)	$4,803
Dividends from Security of Affiliated Issuer (Note G)	24
Income from Securities Loaned — Net	6
Total Investment Income	4,833
Expenses:
Advisory Fees (Note B)	569
Professional Fees	171
Transfer Agency Fees — Class I (Note E)	116
Transfer Agency Fees — Class A (Note E)	3
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	3
Administration Fees (Note C)	121
Sub Transfer Agency Fees — Class I	97
Sub Transfer Agency Fees — Class A	8
Sub Transfer Agency Fees — Class L	1
Sub Transfer Agency Fees — Class C	2
Registration Fees	65
Shareholder Services Fees — Class A (Note D)	20
Distribution and Shareholder Services Fees — Class L (Note D)	8
Distribution and Shareholder Services Fees — Class C (Note D)	23
Custodian Fees (Note F)	44
Shareholder Reporting Fees	37
Pricing Fees	32
Trustees' Fees and Expenses	7
Other Expenses	26
Total Expenses	1,355
Reimbursement of Class Specific Expenses — Class I (Note B)	(213)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Waiver of Advisory Fees (Note B)	(9)
Waiver of Shareholder Servicing Fees — Class A (Note D)	(8)
Rebate from Morgan Stanley Affiliate (Note G)	(5)
Net Expenses	1,118
Net Investment Income	3,715
Realized Gain (Loss):
Investments Sold (Net of $5 of Capital Gain Country Tax)	7,930
Foreign Currency Forward Exchange Contracts	(76)
Foreign Currency Translation	(1)
Futures Contracts	353
Swap Agreements	(971)
Net Realized Gain	7,235
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Decrease in Deferred Capital Gain Country Tax of $11)	193
Foreign Currency Forward Exchange Contract	17
Foreign Currency Translation	(— @)
Futures Contracts	(21)
Swap Agreements	546
Net Change in Unrealized Appreciation (Depreciation)	735
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	7,970
Net Increase in Net Assets Resulting from Operations	$11,685

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Corporate Bond Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2020 (000)	Year Ended September 30, 2019 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$3,715	$3,980
Net Realized Gain	7,235	1,004
Net Change in Unrealized Appreciation (Depreciation)	735	9,503
Net Increase in Net Assets Resulting from Operations	11,685	14,487
Dividends and Distributions to Shareholders:
Class I	(3,443)	(4,270)
Class A	(177)	(176)
Class L	(32)	(48)
Class C	(36)	(77)
Total Dividends and Distributions to Shareholders	(3,688)	(4,571)
Capital Share Transactions:(1)
Class I:
Subscribed	76,817	19,935
Distributions Reinvested	3,197	3,813
Redeemed	(27,783)	(19,161)
Class A:
Subscribed	7,693	3,735
Distributions Reinvested	176	175
Redeemed	(3,877)	(2,440)
Class L:
Exchanged	—	83
Distributions Reinvested	32	48
Redeemed	(67)	(93)
Class C:
Subscribed	2,884	1,752
Distributions Reinvested	36	77
Redeemed	(2,601)	(1,396)
Net Increase in Net Assets Resulting from Capital Share Transactions	56,507	6,528
Total Increase in Net Assets	64,504	16,444
Net Assets:
Beginning of Period	133,322	116,878
End of Period	$197,826	$133,322
(1) Capital Share Transactions:
Class I:
Shares Subscribed	5,836	1,647
Shares Issued on Distributions Reinvested	246	318
Shares Redeemed	(2,162)	(1,607)
Net Increase in Class I Shares Outstanding	3,920	358
Class A:
Shares Subscribed	582	303
Shares Issued on Distributions Reinvested	14	14
Shares Redeemed	(296)	(199)
Net Increase in Class A Shares Outstanding	300	118
Class L:
Shares Exchanged	—	8
Shares Issued on Distributions Reinvested	2	4
Shares Redeemed	(5)	(8)
Net Increase (Decrease) in Class L Shares Outstanding	(3)	4
Class C:
Shares Subscribed	221	150
Shares Issued on Distributions Reinvested	3	6
Shares Redeemed	(204)	(113)
Net Increase in Class C Shares Outstanding	20	43

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Financial Highlights

Corporate Bond Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$12.78		$11.80		$12.32		$12.33		$10.80
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.32		0.40		0.39		0.34		0.37
Net Realized and Unrealized Gain (Loss)	0.72		1.04		(0.58)		0.01		1.51
Total from Investment Operations	1.04		1.44		(0.19)		0.35		1.88
Distributions from and/or in Excess of:
Net Investment Income	(0.33)		(0.46)		(0.33)		(0.36)		(0.35)
Net Asset Value, End of Period	$13.49		$12.78		$11.80		$12.32		$12.33
Total Return(3)	8.19%		12.64%		(1.60)%		2.95	%(4)	17.79	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$182,070		$122,450		$108,809		$37,993		$31,873
Ratio of Expenses Before Expense Limitation	0.86%		1.01%		0.97%		1.26%		1.28%
Ratio of Expenses After Expense Limitation	0.70	%(6)	0.70	%(6)	0.70	%(6)	0.70	%(6)	0.69	%(6)
Ratio of Net Investment Income	2.49	%(6)	3.34	%(6)	3.29	%(6)	2.85	%(6)	3.28	%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.01%
Portfolio Turnover Rate	133%		64%		37%		33%		41%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Performance was positively impacted by approximately 0.85% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 2.10%.

(5)  Performance was positively impacted by approximately 9.01% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 8.78%.

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Financial Highlights

Corporate Bond Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$12.80		$11.81		$12.32		$12.34		$10.81
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.29		0.37		0.33		0.30		0.32
Net Realized and Unrealized Gain (Loss)	0.70		1.04		(0.56)		(0.00	)(3)	1.53
Total from Investment Operations	0.99		1.41		(0.23)		0.30		1.85
Distributions from and/or in Excess of:
Net Investment Income	(0.29)		(0.42)		(0.28)		(0.32)		(0.32)
Net Asset Value, End of Period	$13.50		$12.80		$11.81		$12.32		$12.34
Total Return(4)	7.88%		12.25%		(1.87)%		2.54	%(5)	17.41	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$10,807		$6,400		$4,496		$7,911		$6,916
Ratio of Expenses Before Expense Limitation	1.10%		1.21%		1.29%		1.62%		1.51%
Ratio of Expenses After Expense Limitation	0.99	%(7)	0.99	%(7)	1.01	%(7)	1.05	%(7)	0.99	%(7)
Ratio of Net Investment Income	2.20	%(7)	3.04	%(7)	2.78	%(7)	2.50	%(7)	2.78	%(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.01%
Portfolio Turnover Rate	133%		64%		37%		33%		41%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  Performance was positively impacted by approximately 0.85% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class A shares would have been approximately 1.69%.

(6)  Performance was positively impacted by approximately 8.97% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class A shares would have been approximately 8.44%.

(7)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Financial Highlights

Corporate Bond Portfolio

	Class L
	Year Ended September 30,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$12.79		$11.79		$12.30		$12.32		$10.79
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.24		0.32		0.29		0.26		0.30
Net Realized and Unrealized Gain (Loss)	0.70		1.04		(0.56)		(0.00	)(3)	1.51
Total from Investment Operations	0.94		1.36		(0.27)		0.26		1.81
Distributions from and/or in Excess of:
Net Investment Income	(0.24)		(0.36)		(0.24)		(0.28)		(0.28)
Net Asset Value, End of Period	$13.49		$12.79		$11.79		$12.30		$12.32
Total Return(4)	7.47%		11.82%		(2.19)%		2.20	%(5)	17.06	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,727		$1,671		$1,499		$1,749		$2,151
Ratio of Expenses Before Expense Limitation	1.39%		1.49%		1.56%		1.80%		1.75%
Ratio of Expenses After Expense Limitation	1.38	%(7)	1.38	%(7)	1.38	%(7)	1.34	%(7)	1.33	%(7)
Ratio of Net Investment Income	1.84	%(7)	2.67	%(7)	2.45	%(7)	2.20	%(7)	2.64	%(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.01%		0.01%
Portfolio Turnover Rate	133%		64%		37%		33%		41%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Performance was positively impacted by approximately 0.84% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class L shares would have been approximately 1.36%.

(6)  Performance was positively impacted by approximately 9.05% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class L shares would have been approximately 8.01%.

(7)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Financial Highlights

Corporate Bond Portfolio

	Class C
	Year Ended September 30,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$12.71		$11.72		$12.25		$12.27		$10.77
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.18		0.27		0.25		0.21		0.22
Net Realized and Unrealized Gain (Loss)	0.71		1.03		(0.57)		0.00	(3)	1.53
Total from Investment Operations	0.89		1.30		(0.32)		0.21		1.75
Distributions from and/or in Excess of:
Net Investment Income	(0.19)		(0.31)		(0.21)		(0.23)		(0.25)
Net Asset Value, End of Period	$13.41		$12.71		$11.72		$12.25		$12.27
Total Return(4)	7.09%		11.34%		(2.64)%		1.81	%(5)	16.47	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,222		$2,801		$2,074		$1,084		$126
Ratio of Expenses Before Expense Limitation	1.90%		2.01%		2.15%		2.82%		4.45%
Ratio of Expenses After Expense Limitation	1.80	%(7)	1.80	%(7)	1.80	%(7)	1.80	%(7)	1.79	%(7)
Ratio of Net Investment Income	1.42	%(7)	2.24	%(7)	2.10	%(7)	1.71	%(7)	1.90	%(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.01%
Portfolio Turnover Rate	133%		64%		37%		33%		41%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  Performance was positively impacted by approximately 0.85% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class C shares would have been approximately 0.96%.

(6)  Performance was positively impacted by approximately 8.85% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class C shares would have been approximately 7.62%.

(7)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("Trust'') is registered under the Investment Company Act of 1940, as amended (the "Act''), as an open-end management investment company. The Trust is comprised of twelve separate, active funds (individually referred to as a "Fund," collectively as the "Funds"). The Trust applies investment company accounting and reporting guidance. All Funds are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Corporate Bond Portfolio. The Fund seeks above-average total return over a market cycle of three to five years. The Fund offers four classes of shares — Class I, Class A, Class L and Class C.

The Fund has suspended offering Class L shares for sale to all investors. Class L shareholders of the Fund do not have the option to purchasing additional Class L shares. However, existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In March 2017, the Financial Accounting Standards Board ("FASB") issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be accreted to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The adoption resulted in a change in accounting principle, since the Fund had historically amortized such premiums to maturity for U.S. GAAP. Accordingly, the Fund has adopted ASU 2017-08 to amend the premium amortization period for certain purchased callable debt securities with non-contingent call features to the earliest call date. It is impracticable to evaluate the effect on individual prior periods, therefore the Fund applied the amendments on a modified retrospective basis by recognizing a cumulative effect adjustment that decreased the beginning of period cost of investments and increased the unrealized appreciation on investments of approximately $1,000.

This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on total accumulated earnings (loss) or the net asset value of the Fund. With respect to the Fund's results of operations, amortization of premium to first call date accelerates amortization with the intent of more closely aligning the recognition of income on such bonds with the economics of the instrument.

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting ("ASU 2020-04"), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate ("LIBOR") and other IBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's

23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (2) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (3) over-the-counter ("OTC") swaps may be valued by an outside pricing service approved by the Trustees or quotes from a broker or dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange; (4) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Trust's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser has formed a Valuation Committee whose members are approved by the

Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2020:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Corporate Bonds	$—	$190,001	$—	$190,001
Short-Term Investments
Investment Company	9,032	—	—	9,032
U.S. Treasury Security	—	1,864	—	1,864
Total Short-Term Investments	9,032	1,864	—	10,896
Foreign Currency Forward Exchange Contract	—	17	—	17
Futures Contracts	23	—	—	23
Credit Default Swap Agreement	—	52	—	52
Total Assets	9,055	191,934	—	200,989
Liabilities:
Futures Contracts	(208)	—	—	(208)
Total	$8,847	$191,934	$—	$200,781

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currency, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Swaps: The Fund may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Fund's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Fund may be either the buyer or seller in a credit default swap. Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss.

Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

Upfront payments paid or received by the Fund will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of September 30, 2020:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$17
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	23	(a)
Swap Agreement	Variation Margin on Swap Agreement	Credit Risk	52	(a)
Total			$92
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	$(208	)(a)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2020 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk Foreign Currency Forward	Exchange Contracts	$(76)
Interest Rate Risk	Futures Contracts	353
Credit Risk	Swap Agreements	90
Interest Rate Risk	Swap Agreements	(1,061)
Total		$(694)

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk Foreign Currency Forward	Exchange Contracts	$17
Interest Rate Risk	Futures Contracts	(21)
Credit Risk	Swap Agreements	52
Interest Rate Risk	Swap Agreements	494
Total		$542

At September 30, 2020, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contracts	$17	$—

(b) Excludes exchange-traded derivatives.

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of September 30, 2020:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Citibank NA	$17	$—	$—	$17

For the year ended September 30, 2020, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$840,000
Futures Contracts:
Average monthly notional value	$72,277,000
Swap Agreements:
Average monthly notional amount	$4,444,000

5.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and
29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of September 30, 2020:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$3,559	(d)	$—	$(3,559	)(e)(f)	$0

(d) Represents market value of loaned securities at year end.

(e) The Fund received cash collateral of approximately $3,247,000 which was subsequently invested in Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $393,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(f) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of September 30, 2020:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Corporate Bonds	$3,247	$—	$—	$—	$3,247
Total Borrowings	$3,247	$—	$—	$—	$3,247
Gross amount of recognized liabilities for securities lending transactions					$3,247

6.  When-Issued/Delayed Delivery Securities: The Fund purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

7.  Indemnifications: The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.375% of the average daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.70% for Class I shares, 1.05% for Class A shares, 1.52% for Class L shares and 1.80% for Class C shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended September 30, 2020, approximately $9,000 of advisory fees were waived and approximately $215,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Trust's Distributor of Fund shares pursuant to a Distribution Agreement. The Trust has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares. The Distributor has agreed to waive the 12b-1 fees on Class A shares of the Fund to the extent it exceeds 0.15% of the average daily net assets of such shares on an annualized basis. For the year ended September 30, 2020, this waiver amounted to approximately $8,000.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Trust's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Trust pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2020, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $251,198,000 and $195,731,000, respectively. There were no purchases and sales of long-term

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

U.S. Government securities for the year ended September 30, 2020.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended September 30, 2020, advisory fees paid were reduced by approximately $5,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended September 30, 2020 is as follows:

Affiliated Investment Company	Value September 30, 2019 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$6,412	$85,236	$82,616	$24
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value September 30, 2020 (000)
Liquidity Funds	$—	$—	$9,032

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended September 30, 2020, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended September 30, 2020 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2020 and 2019 was as follows:

2020 Distributions Paid From: Ordinary Income (000)	2019 Distributions Paid From: Ordinary Income (000)
$3,688	$4,571

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended September 30, 2020.

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

At September 30, 2020, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$2,479	$4,127

During the year ended September 30, 2020, the Fund utilized capital loss carryforwards for U. S. federal income tax purposes of approximately $1,265,000.

I. Credit Facility: The Trust and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended September 30, 2020, the Fund did not have any borrowings under the Facility.

J. Other: At September 30, 2020, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 47.5%.

K. Market Risk: Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

L. LIBOR Risk: The Fund's investments, payment obligations and financing terms may be based on floating rates, such as London Interbank Offer Rate ("LIBOR"), Euro Interbank Offered Rate and other similar types of reference rates (each, a "Reference Rate"). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings from each other within certain financial markets. On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority ("FCA"), which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after the end of 2021. This announcement and any additional regulatory or market changes may have an adverse impact on the Fund or its investments.

In advance of 2022, regulators and market participants are currently engaged in identifying successor Reference Rates ("Alternative Reference Rates"). Additionally, prior to the end of 2021, it is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to the Fund. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of Alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by the Fund or on its overall financial condition or results of operations.

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Corporate Bond Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Corporate Bond Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund Trust (the "Trust")), including the portfolio of investments, as of September 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund Trust) at September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
November 24, 2020

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2019, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. When a fund's management fee and/or its total expense ratio are higher than its peers, the Board and the Adviser discuss the reasons for this and, where appropriate, they discuss possible waivers and/or caps. The Board noted that the Fund's management fee was lower than its peer group average and total expense ratio was higher than its peer group average. After discussion, the Board concluded that the Fund's (i) performance and management fee were competitive with its peer group averages and (ii) total expense ratio was acceptable.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

As part of the Board's review, the Board received information from management on the impact of COVID-19 on the firm generally and the Adviser and the Fund in particular including, among other information, the pandemic's current and expected impact on the Fund's performance and operations.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Trustees (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on April 22-23, 2020, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from December 1, 2018, through December 31, 2019, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

38

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

39

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; Formerly, Director of BP p.l.c. (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1953	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1955	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

40

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1957	Trustee	Since January 2015	Chairman, Opus Capital Group (since January 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008); Member, Service Provider Committee (2005-2008) and Director of Best Transport (2006-2019).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); Director, Rubicorn Investments (since February 2019); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	87	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

41

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1958	Trustee	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1960	Trustee	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1947	Chair of the Board and Trustee	Chair of the Boards since August 2020 and Trustee since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Chairperson of the Governance Committee; Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2019) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

42

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

43

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. However, the holdings for each money market fund are posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund Trust, which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

44

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2020 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTCBANN
3298799 EXP 11.30.21

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Discovery Portfolio

Annual Report

September 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	28
Investment Advisory Agreement Approval	29
Liquidity Risk Management Program	31
Federal Tax Notice	32
Privacy Notice	33
Trustee and Officer Information	35

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Discovery Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2020

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Expense Example (unaudited)

Discovery Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2020 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/20	Actual Ending Account Value 9/30/20	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Discovery Portfolio Class I	$1,000.00	$2,121.70	$1,021.40	$5.62	$3.64	0.72%
Discovery Portfolio Class A	1,000.00	2,119.00	1,020.10	7.64	4.95	0.98
Discovery Portfolio Class L	1,000.00	2,114.40	1,017.65	11.44	7.41	1.47
Discovery Portfolio Class C	1,000.00	2,111.70	1,016.35	13.46	8.72	1.73
Discovery Portfolio Class IS	1,000.00	2,122.80	1,021.90	4.84	3.13	0.62

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 183/366 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Investment Overview (unaudited)

Discovery Portfolio

The Fund seeks long-term capital growth.

Performance

For the fiscal year ended September 30, 2020, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 115.34%, net of fees. The Fund's Class I shares outperformed against the Fund's benchmark, the Russell Midcap® Growth Index (the "Index"), which returned 23.23%.

Please keep in mind that triple-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  U.S. stocks posted a positive return despite enduring an economic shock and bear market correction caused by a global pandemic. Stock prices fell sharply in February and March 2020 as the measures to contain the spread of COVID-19 stifled economic activity, disrupted supply chains and caused significant job losses. The U.S. government and the Federal Reserve (FED) intervened with aggressive emergency relief, which helped stabilize financial markets. By May, progress toward reducing the coronavirus infection rate allowed the U.S. economy to gradually reopen, leading to a quicker-than-expected rebound in many facets of the economy over the subsequent months. Additionally, COVID-19 vaccine and treatment research was received positively, although the timeline was still uncertain. After recouping all the losses since the February-March 2020 sell-off, the market retreated in September. Investors were unnerved by evidence that the economic recovery was losing momentum amid still high unemployment rates, expiring government aid and an uptick in virus infection rates. Political uncertainty also contributed to increased market volatility due to concerns about a contested presidential election.

•  Counterpoint Global seeks high quality companies, which we define primarily as those with sustainable competitive advantages. We manage concentrated portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. The value added or detracted in any period of time will result from stock selection, given our philosophy and process.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. The portfolio outperformed the benchmark this reporting period due favorable stock selection and sector allocations.

•  Mid-cap growth stocks advanced 23.23% in the 12-month period, as measured by the Index. Health care, information technology and consumer discretionary were the top performing sectors in the Index, while energy and utilities were the only sectors with negative returns. Against this backdrop, our team continued to focus on stock selection and the long-term outlook for companies in the portfolio.

•  Information technology drove the majority of the portfolio's outperformance this period, primarily due to favorable stock selection. Software and IT services companies were among the largest positive contributors. Investor sentiment broadly remains positive across businesses in the software industry that facilitate virtual collaboration, support distributed workforces, and enable enterprises to improve efficiency, enhance agility, and make more informed data-driven business decisions. Together with the information technology sector, strong stock selection in the consumer discretionary, health care and communication services sectors drove nearly all of the Fund's relative outperformance in the period.

•  Given the Fund's strong outperformance in the period, there were few meaningful detractors from relative performance. An overweight in communication services had a modestly adverse impact on performance, although it was more than offset by the gain from our stock selection in the sector. Stock selection in industrials was another detractor, but the relatively small loss was outweighed by the positive contribution from the Fund's underweight in industrials.

Management Strategies

•  As a team, we believe having a market outlook can be an anchor. Our focus is on assessing company prospects over a five-year horizon and owning a portfolio of unique companies whose market value can increase significantly for underlying fundamental reasons.

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Investment Overview (unaudited) (cont'd)

Discovery Portfolio

•  We seek to invest primarily in high-quality established and emerging companies with sustainable competitive advantages, strong free-cash-flow yields and favorable returns on invested capital trends. We focus on long-term growth rather than short-term events, with our stock selection informed by rigorous fundamental analysis.

*  Minimum Investment

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class L, Class C and Class IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (where applicable).

Performance Compared to the Russell Midcap® Growth Index(1) and the Lipper Mid-Cap Growth Funds Index(2)

	Period Ended September 30, 2020 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(9)
Fund — Class I Shares w/o sales charges(4)	115.34%	31.15%	18.91%	15.04%
Fund — Class A Shares w/o sales charges(5)	114.87	30.78	18.59	13.54
Fund — Class A Shares with maximum 5.25% sales charges(5)	103.63	29.37	17.95	13.28
Fund — Class L Shares w/o sales charges(6)	113.70	30.06	—	21.14
Fund — Class C Shares w/o sales charges(8)	113.21	—	—	43.19
Fund — Class C Shares with maximum 1.00% deferred sales charges(8)	112.21	—	—	43.19
Fund — Class IS Shares w/o sales charges(7)	115.65	31.24	—	21.64
Russell Midcap® Growth Index	23.23	15.53	14.55	10.99
Lipper Mid-Cap Growth Funds Index	23.13	15.38	13.44	10.49

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities in the Russell 1000® Index, which in turn consists of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Mid-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Mid-Cap Growth Funds classification. The index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Mid-Cap Growth Funds classification.

(3)  Total returns for the Fund reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(4)  Commenced operations on March 30, 1990.

(5)  Commenced offering on January 31, 1997.

(6)  Commenced offering on June 14, 2012.

(7)  Commenced offering on September 13, 2013.

(8)  Commenced offering on May 31, 2017.

(9)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Indexes.

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Portfolio of Investments

Discovery Portfolio

	Shares	Value (000)
Common Stocks (96.0%)
Biotechnology (1.3%)
Alnylam Pharmaceuticals, Inc. (a)	79,156	$11,525
Exact Sciences Corp. (a)	188,930	19,261
Moderna, Inc. (a)	149,889	10,605
		41,391
Electronic Equipment, Instruments & Components (0.8%)
Cognex Corp.	361,745	23,550
Entertainment (5.2%)
Roku, Inc. (a)	228,706	43,179
Spotify Technology SA (a)	364,158	88,334
Zynga, Inc., Class A (a)	3,220,311	29,369
		160,882
Health Care Equipment & Supplies (4.1%)
DexCom, Inc. (a)	236,822	97,625
Penumbra, Inc. (a)	143,420	27,878
		125,503
Health Care Providers & Services (3.9%)
Covetrus, Inc. (a)	3,250,807	79,319
Guardant Health, Inc. (a)	378,653	42,326
		121,645
Health Care Technology (6.6%)
Agilon Health Topco, Inc.(a)(b)(c) (acquisition cost — $2,693; acquired 11/7/18)	7,122	3,980
GoodRx Holdings, Inc., Class A (a)	693,802	38,575
Livongo Health, Inc. (a)	102,166	14,309
Veeva Systems, Inc., Class A (a)	519,191	145,991
		202,855
Information Technology Services (24.3%)
Adyen N.V. (Netherlands) (a)	26,758	49,355
Fastly, Inc., Class A (a)	1,603,677	150,232
MongoDB, Inc. (a)	613,383	142,004
Okta, Inc. (a)	661,621	141,488
Snowflake, Inc., Class A (a)(d)	41,917	10,521
Square, Inc., Class A (a)	648,961	105,489
Twilio, Inc., Class A (a)	607,839	150,191
		749,280
Interactive Media & Services (10.5%)
Pinterest, Inc., Class A (a)	1,432,990	59,483
Snap, Inc., Class A (a)	2,031,805	53,051
Twitter, Inc. (a)	2,280,490	101,482
Zillow Group, Inc., Class C (a)	537,721	54,627
ZoomInfo Technologies, Inc., Class A (a)	1,282,411	55,131
		323,774
Internet & Direct Marketing Retail (7.5%)
Chewy, Inc., Class A (a)	656,001	35,968
Farfetch Ltd., Class A (a)	1,895,848	47,700
Overstock.com, Inc. (a)	647,488	47,040
Wayfair, Inc., Class A (a)	344,941	100,381
		231,089
	Shares	Value (000)
Leisure Products (2.9%)
Peloton Interactive, Inc., Class A (a)	894,051	$88,726
Life Sciences Tools & Services (5.2%)
10X Genomics, Inc., Class A (a)	1,294,492	161,397
Metals & Mining (0.1%)
Royal Gold, Inc.	34,063	4,093
Oil, Gas & Consumable Fuels (0.1%)
Texas Pacific Land Trust	8,482	3,830
Pharmaceuticals (1.2%)
Royalty Pharma PLC, Class A (United Kingdom)	906,521	38,137
Semiconductors & Semiconductor Equipment (0.7%)
Teradyne, Inc.	268,507	21,336
Software (17.2%)
Alteryx, Inc., Class A (a)	484,263	54,988
Coupa Software, Inc. (a)	308,470	84,595
Datadog, Inc., Class A (a)	661,139	67,542
DocuSign, Inc. (a)	210,832	45,379
Nuance Communications, Inc. (a)	448,132	14,874
Slack Technologies, Inc., Class A (a)	2,500,217	67,156
Trade Desk, Inc. (The), Class A (a)	211,702	109,827
Unity Software, Inc. (a)	158,672	13,849
Zoom Video Communications, Inc., Class A (a)	155,855	73,269
		531,479
Specialty Retail (4.4%)
Carvana Co. (a)	613,287	136,800
Total Common Stocks (Cost $1,965,846)		2,965,767
Preferred Stocks (0.1%)
Internet & Direct Marketing Retail (0.1%)
Overstock.com, Inc. Series A-1 (a)(d) (Cost $337)	44,025	2,774
Short-Term Investments (3.0%)
Securities held as Collateral on Loaned Securities (0.4%)
Investment Company (0.3%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	9,033,000	9,033
	Face Amount (000)
Repurchase Agreements (0.1%)
Barclays Capital, Inc., (0.06%, dated 9/30/20, due 10/1/20; proceeds $1,365; fully collateralized by a U.S. Government obligation; 2.13% due 5/15/22; valued at $1,393)	$1,365	1,365
Merrill Lynch & Co., Inc., (0.05%, dated 9/30/20, due 10/1/20; proceeds $170; fully collateralized by U.S. Government obligations; 1.50% due 10/31/24; valued at $174)	170	170

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Portfolio of Investments (cont'd)

Discovery Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
Merrill Lynch & Co., Inc., (0.06%, dated 9/30/20, due 10/1/20; proceeds $525; fully collateralized by U.S. Government obligations; 1.50% due 10/31/24; valued at $536)	$525	$525
		2,060
Total Securities held as Collateral on Loaned Securities (Cost $11,093)		11,093
	Shares
Investment Company (2.6%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $80,688)	80,688,078	80,688
Total Short-Term Investments (Cost $91,781)		91,781
Total Investments Excluding Purchased Options (99.1%) (Cost $2,057,964)		3,060,322
Total Purchased Options Outstanding (0.1%) (Cost $7,331)		3,218
Total Investments (99.2%) (Cost $2,065,295) Including $10,527 of Securities Loaned (e)(f)		3,063,540
Other Assets in Excess of Liabilities (0.8%)		24,969
Net Assets (100.0%)		$3,088,509

(a)  Non-income producing security.

(b)  At September 30, 2020, the Fund held a fair valued security valued at approximately $3,980,000, representing 0.1% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Trust's (as defined herein) Trustees.

(c)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at September 30, 2020 amounts to approximately $3,980,000 and represents 0.1% of net assets.

(d)  All or a portion of this security was on loan at September 30, 2020.

(e)  The approximate fair value and percentage of net assets, $49,355,000 and 1.6%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(f)  At September 30, 2020, the aggregate cost for federal income tax purposes is approximately $2,081,996,000. The aggregate gross unrealized appreciation is approximately $1,025,503,000 and the aggregate gross unrealized depreciation is approximately $43,959,000, resulting in net unrealized appreciation of approximately $981,544,000.

Call Options Purchased:

The Fund had the following call options purchased open at September 30, 2020:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)	Premiums Paid (000)	Unrealized Depreciation (000)
BNP Paribas	USD/CNH	CNH	7.99	Sep-21	451,174,389	451,174	$1,654	$2,732	$(1,078)
Royal Bank of Scotland	USD/CNH	CNH	7.75	Jan-21	197,985,615	197,986	124	865	(741)
Royal Bank of Scotland	USD/CNH	CNH	8.06	Jul-21	437,306,829	437,307	1,197	2,319	(1,122)
Royal Bank of Scotland	USD/CNH	CNH	8.48	May-21	226,595,778	226,596	243	1,415	(1,172)
							$3,218	$7,331	$(4,113)

CNH  —  Chinese Yuan Renminbi Offshore

USD  —  United States Dollar

Portfolio Composition*

Classification	Percentage of Total Investments
Information Technology Services	24.6%
Other**	22.5
Software	17.4
Interactive Media & Services	10.6
Internet & Direct Marketing Retail	7.7
Health Care Technology	6.6
Life Sciences Tools & Services	5.3
Entertainment	5.3
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of September 30, 2020.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Discovery Portfolio

Statement of Assets and Liabilities	September 30, 2020 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $1,975,574)	$2,973,819
Investment in Security of Affiliated Issuer, at Value (Cost $89,721)	89,721
Total Investments in Securities, at Value (Cost $2,065,295)	3,063,540
Foreign Currency, at Value (Cost $1)	1
Cash from Securities Lending	—	@
Receivable for Investments Sold	36,234
Receivable for Fund Shares Sold	11,577
Receivable from Securities Lending Income	11
Receivable from Affiliate	1
Other Assets	405
Total Assets	3,111,769
Liabilities:
Collateral on Securities Loaned, at Value	11,093
Payable for Fund Shares Redeemed	3,726
Due to Broker	3,605
Payable for Advisory Fees	3,143
Payable for Investments Purchased	718
Payable for Shareholder Services Fees — Class A	260
Payable for Distribution and Shareholder Services Fees — Class L	8
Payable for Distribution and Shareholder Services Fees — Class C	24
Payable for Sub Transfer Agency Fees — Class I	111
Payable for Sub Transfer Agency Fees — Class A	111
Payable for Sub Transfer Agency Fees — Class L	1
Payable for Sub Transfer Agency Fees — Class C	2
Payable for Administration Fees	186
Payable for Professional Fees	73
Payable for Trustees' Fees and Expenses	41
Payable for Transfer Agency Fees — Class I	5
Payable for Transfer Agency Fees — Class A	10
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	2
Payable for Custodian Fees	12
Other Liabilities	127
Total Liabilities	23,260
Net Assets	$3,088,509
Net Assets Consist of:
Paid-in-Capital	$1,858,166
Total Distributable Earnings	1,230,343
Net Assets	$3,088,509

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Discovery Portfolio

Statement of Assets and Liabilities (cont'd)	September 30, 2020 (000)
CLASS I:
Net Assets	$1,282,828
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	33,590,570
Net Asset Value, Offering and Redemption Price Per Share	$38.19
CLASS A:
Net Assets	$1,403,660
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	46,919,963
Net Asset Value, Redemption Price Per Share	$29.92
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.66
Maximum Offering Price Per Share	$31.58
CLASS L:
Net Assets	$14,173
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	551,764
Net Asset Value, Offering and Redemption Price Per Share	$25.69
CLASS C:
Net Assets	$33,781
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,175,437
Net Asset Value, Offering and Redemption Price Per Share	$28.74
CLASS IS:
Net Assets	$354,067
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	9,145,401
Net Asset Value, Offering and Redemption Price Per Share	$38.72
(1) Including: Securities on Loan, at Value:	$10,527

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Discovery Portfolio

Statement of Operations	Year Ended September 30, 2020 (000)
Investment Income:
Income from Securities Loaned — Net	$1,706
Dividends from Securities of Unaffiliated Issuers (Net of $5 of Foreign Taxes Withheld)	505
Dividends from Security of Affiliated Issuer (Note G)	192
Total Investment Income	2,403
Expenses:
Advisory Fees (Note B)	7,000
Shareholder Services Fees — Class A (Note D)	1,470
Distribution and Shareholder Services Fees — Class L (Note D)	73
Distribution and Shareholder Services Fees — Class C (Note D)	131
Sub Transfer Agency Fees — Class I	591
Sub Transfer Agency Fees — Class A	640
Sub Transfer Agency Fees — Class L	6
Sub Transfer Agency Fees — Class C	12
Administration Fees (Note C)	1,120
Registration Fees	358
Professional Fees	214
Shareholder Reporting Fees	135
Transfer Agency Fees — Class I (Note E)	20
Transfer Agency Fees — Class A (Note E)	42
Transfer Agency Fees — Class L (Note E)	5
Transfer Agency Fees — Class C (Note E)	3
Transfer Agency Fees — Class IS (Note E)	7
Custodian Fees (Note F)	39
Trustees' Fees and Expenses	23
Pricing Fees	3
Other Expenses	51
Expenses Before Non Operating Expenses	11,943
Bank Overdraft Expense	9
Total Expenses	11,952
Rebate from Morgan Stanley Affiliate (Note G)	(147)
Net Expenses	11,805
Net Investment Loss	(9,402)
Realized Gain (Loss):
Investments Sold	256,448
Foreign Currency Translation	(5)
Net Realized Gain	256,443
Change in Unrealized Appreciation (Depreciation):
Investments	953,720
Foreign Currency Translation	(— @)
Net Change in Unrealized Appreciation (Depreciation)	953,720
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	1,210,163
Net Increase in Net Assets Resulting from Operations	$1,200,761

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Discovery Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2020 (000)	Year Ended September 30, 2019 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(9,402)	$(2,925)
Net Realized Gain	256,443	134,151
Net Change in Unrealized Appreciation (Depreciation)	953,720	(123,664)
Net Increase in Net Assets Resulting from Operations	1,200,761	7,562
Dividends and Distributions to Shareholders:
Class I	(37,434)	(47,434)
Class A	(47,691)	(56,202)
Class L	(1,239)	(1,904)
Class C	(1,011)	(138)
Class IS	(14,656)	(15,697)
Total Dividends and Distributions to Shareholders	(102,031)	(121,375)
Capital Share Transactions:(1)
Class I:
Subscribed	724,696	233,979
Distributions Reinvested	37,394	47,059
Redeemed	(344,262)	(169,311)
Class A:
Subscribed	894,159	269,839
Distributions Reinvested	47,483	55,847
Redeemed	(380,841)	(167,362)
Class L:
Exchanged	117	28
Distributions Reinvested	1,231	1,883
Redeemed	(1,927)	(1,677)
Class C:
Subscribed	18,597	7,204
Distributions Reinvested	1,003	136
Redeemed	(2,622)	(1,047)
Class IS:
Subscribed	138,795	51,205
Distributions Reinvested	14,656	15,694
Redeemed	(82,016)	(18,561)
Net Increase in Net Assets Resulting from Capital Share Transactions	1,066,463	324,916
Total Increase in Net Assets	2,165,193	211,103
Net Assets:
Beginning of Period	923,316	712,213
End of Period	$3,088,509	$923,316

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Discovery Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended September 30, 2020 (000)	Year Ended September 30, 2019 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	26,530	11,358
Shares Issued on Distributions Reinvested	1,994	2,875
Shares Redeemed	(13,746)	(8,473)
Net Increase in Class I Shares Outstanding	14,778	5,760
Class A:
Shares Subscribed	37,384	15,741
Shares Issued on Distributions Reinvested	3,226	4,208
Shares Redeemed	(18,715)	(10,392)
Net Increase in Class A Shares Outstanding	21,895	9,557
Class L:
Shares Exchanged	6	2
Shares Issued on Distributions Reinvested	97	160
Shares Redeemed	(123)	(123)
Net Increase (Decrease) in Class L Shares Outstanding	(20)	39
Class C:
Shares Subscribed	833	448
Shares Issued on Distributions Reinvested	71	10
Shares Redeemed	(145)	(70)
Net Increase in Class C Shares Outstanding	759	388
Class IS:
Shares Subscribed	4,897	2,482
Shares Issued on Distributions Reinvested	772	949
Shares Redeemed	(3,009)	(902)
Net Increase in Class IS Shares Outstanding	2,660	2,529

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Financial Highlights

Discovery Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$19.92		$23.30		$22.30		$31.85		$35.96
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.15)		(0.05)		(0.07)		0.05		0.03
Net Realized and Unrealized Gain	20.73		0.35		7.99		1.99		0.18
Total from Investment Operations	20.58		0.30		7.92		2.04		0.21
Distributions from and/or in Excess of:
Net Realized Gain	(2.31)		(3.68)		(6.92)		(11.59)		(4.32)
Net Asset Value, End of Period	$38.19		$19.92		$23.30		$22.30		$31.85
Total Return(3)	115.34%		4.71%		47.85%		16.16%		0.19%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,282,828		$374,736		$304,179		$242,140		$563,397
Ratio of Expenses Before Expense Limitation	0.74%		0.74%		0.72%		0.72%		0.74%
Ratio of Expenses After Expense Limitation	0.73	%(4)	0.73	%(4)	0.71	%(4)	0.72	%(4)	0.73	%(4)
Ratio of Expenses After Expense Limitation Excluding Non-Operating Expenses	0.73	%(4)	0.73	%(4)	0.71	%(4)	0.71	%(4)	N/A
Ratio of Net Investment Income (Loss)	(0.57	)%(4)	(0.27	)%(4)	(0.35	)%(4)	0.21	%(4)	0.09	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.01%		0.00	%(5)
Portfolio Turnover Rate	65%		116%		86%		59%		23%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation would have been 0.005% higher and the Ratio of Net Investment Income would have been 0.005% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Financial Highlights

Discovery Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$16.12		$19.71		$19.92		$29.86		$34.06
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.17)		(0.09)		(0.11)		(0.03)		(0.05)
Net Realized and Unrealized Gain	16.28		0.18		6.82		1.68		0.17
Total from Investment Operations	16.11		0.09		6.71		1.65		0.12
Distributions from and/or in Excess of:
Net Realized Gain	(2.31)		(3.68)		(6.92)		(11.59)		(4.32)
Net Asset Value, End of Period	$29.92		$16.12		$19.71		$19.92		$29.86
Total Return(3)	114.87%		4.40%		47.36%		15.85%		(0.12)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,403,660		$403,285		$304,921		$289,123		$480,488
Ratio of Expenses Before Expense Limitation	1.01%		1.00%		1.02%		1.01%		1.00%
Ratio of Expenses After Expense Limitation	1.00	%(4)	0.99	%(4)	1.01	%(4)	1.01	%(4)	0.99	%(4)
Ratio of Expenses After Expense Limitation Excluding Non-Operating Expenses	1.00	%(4)	0.99	%(4)	1.01	%(4)	1.00	%(4)	N/A
Ratio of Net Investment Loss	(0.82	)%(4)	(0.52	)%(4)	(0.65	)%(4)	(0.17	)%(4)	(0.17	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.01%		0.00	%(5)
Portfolio Turnover Rate	65%		116%		86%		59%		23%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation would have been less than 0.005% higher and the Ratio of Net Investment Loss would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Financial Highlights

Discovery Portfolio

	Class L
	Year Ended September 30,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$14.21		$17.96		$18.79		$29.01		$33.39
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.21)		(0.15)		(0.18)		(0.16)		(0.22)
Net Realized and Unrealized Gain	14.00		0.08		6.27		1.53		0.16
Total from Investment Operations	13.79		(0.07)		6.09		1.37		(0.06)
Distributions from and/or in Excess of:
Net Realized Gain	(2.31)		(3.68)		(6.92)		(11.59)		(4.32)
Net Asset Value, End of Period	$25.69		$14.21		$17.96		$18.79		$29.01
Total Return(3)	113.70%		3.90%		46.73%		15.07%		(0.73)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$14,173		$8,124		$9,572		$8,091		$9,874
Ratio of Expenses Before Expense Limitation	1.50%		1.51%		1.51%		1.64%		1.61%
Ratio of Expenses After Expense Limitation	1.49	%(4)	1.50	%(4)	1.50	%(4)	1.63	%(4)	1.60	%(4)
Ratio of Expenses After Expense Limitation Excluding Non-Operating Expenses	1.49	%(4)	1.50	%(4)	1.50	%(4)	1.63	%(4)	N/A
Ratio of Net Investment Loss	(1.27	)%(4)	(1.06	)%(4)	(1.15	)%(4)	(0.85	)%(4)	(0.76	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.01%		0.00	%(5)
Portfolio Turnover Rate	65%		116%		86%		59%		23%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses After Expense Limitation would have been less than 0.005% higher and the Ratio of Net Investment Loss would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Financial Highlights

Discovery Portfolio

	Class C
	Year Ended September 30,						Period from May 31, 2017(1) to
Selected Per Share Data and Ratios	2020		2019		2018		September 30, 2017
Net Asset Value, Beginning of Period	$15.67		$19.42		$19.85		$19.34
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.32)		(0.22)		(0.29)		(0.09)
Net Realized and Unrealized Gain	15.70		0.15		6.78		0.60
Total from Investment Operations	15.38		(0.07)		6.49		0.51
Distributions from and/or in Excess of:
Net Realized Gain	(2.31)		(3.68)		(6.92)		—
Net Asset Value, End of Period	$28.74		$15.67		$19.42		$19.85
Total Return(3)	113.21%		3.55%		46.08%		2.64	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$33,781		$6,518		$536		$10
Ratio of Expenses Before Expense Limitation	1.75%		1.84%		3.69%		15.31	%(7)
Ratio of Expenses After Expense Limitation	1.74	%(4)	1.83	%(4)	1.89	%(4)	1.90	%(4)(7)
Ratio of Expenses After Expense Limitation Excluding Non-Operating Expenses	1.74	%(4)	1.83	%(4)	1.89	%(4)	1.90	%(4)(7)
Ratio of Net Investment Loss	(1.59	)%(4)	(1.32	)%(4)	(1.58	)%(4)	(1.34	)%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.00	%(5)(7)
Portfolio Turnover Rate	65%		116%		86%		59	%(6)

(1)  Commencement of Offering.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Financial Highlights

Discovery Portfolio

	Class IS
	Year Ended September 30,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$20.15		$23.50		$22.43		$31.94		$36.03
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.12)		(0.04)		(0.06)		0.04		0.07
Net Realized and Unrealized Gain	21.00		0.37		8.05		2.04		0.16
Total from Investment Operations	20.88		0.33		7.99		2.08		0.23
Distributions from and/or in Excess of:
Net Realized Gain	(2.31)		(3.68)		(6.92)		(11.59)		(4.32)
Net Asset Value, End of Period	$38.72		$20.15		$23.50		$22.43		$31.94
Total Return(3)	115.65%		4.77%		47.89%		16.24%		0.25%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$354,067		$130,653		$93,005		$63,225		$219,255
Ratio of Expenses Before Expense Limitation	0.64%		0.64%		0.66%		0.65%		0.62%
Ratio of Expenses After Expense Limitation	0.63	%(4)	0.63	%(4)	0.65	%(4)	0.65	%(4)	0.61	%(4)
Ratio of Expenses After Expense Limitation Excluding Non-Operating Expenses	0.63	%(4)	0.63	%(4)	0.65	%(4)	0.65	%(4)	N/A
Ratio of Net Investment Income (Loss)	(0.44	)%(4)	(0.18	)%(4)	(0.30	)%(4)	0.18	%(4)	0.22	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.01%		0.00	%(5)
Portfolio Turnover Rate	65%		116%		86%		59%		23%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses After Expense Limitation would have been less than 0.005% higher and the Ratio of Net Investment Income would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("Trust'') is registered under the Investment Company Act of 1940, as amended (the "Act''), as an open-end management investment company. The Trust is comprised of twelve separate, active funds (individually referred to as a "Fund," collectively as the "Funds"). The Trust applies investment company accounting and reporting guidance. All Funds are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Discovery Portfolio. The Fund seeks long-term capital growth. The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS.

The Fund has suspended offering of Class L shares for sale to all investors. Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (4) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (5) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at

18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Trust's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2020:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Biotechnology	$41,391	$—	$—	$41,391
Electronic Equipment, Instruments & Components	23,550	—	—	23,550
Entertainment	160,882	—	—	160,882
Health Care Equipment & Supplies	125,503	—	—	125,503
Health Care Providers & Services	121,645	—	—	121,645
Health Care Technology	198,875	—	3,980	202,855
Information Technology Services	699,925	49,355	—	749,280
Interactive Media & Services	323,774	—	—	323,774
Internet & Direct Marketing Retail	231,089	—	—	231,089
Leisure Products	88,726	—	—	88,726
Life Sciences Tools & Services	161,397	—	—	161,397
Metals & Mining	4,093	—	—	4,093
Oil, Gas & Consumable Fuels	3,830	—	—	3,830
Pharmaceuticals	38,137	—	—	38,137
Semiconductors & Semiconductor Equipment	21,336	—	—	21,336
Software	531,479	—	—	531,479
Specialty Retail	136,800	—	—	136,800
Total Common Stocks	2,912,432	49,355	3,980	2,965,767
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Preferred Stocks
Internet & Direct Marketing Retail	$2,774	$—	$—	$2,774
Call Options Purchased	—	3,218	—	3,218
Short-Term Investments
Investment Company	89,721	—	—	89,721
Repurchase Agreements	—	2,060	—	2,060
Total Short-Term Investments	89,721	2,060	—	91,781
Total Assets	$3,004,927	$54,633	$3,980	$3,063,540

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stock (000)
Beginning Balance	$2,832
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	1,148
Realized gains (losses)	—
Ending Balance	$3,980
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2020	$1,148

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of September 30, 2020:

	Fair Value at September 30, 2020 (000)	Valuation Technique	Unobservable Input	Amount*	Impact to Valuation from an Increase in Input**
Common Stock	$3,980	Discounted Cash Flow	Weighted Average Cost of Capital	12.5%	Decrease
			Perpetual Growth Rate	3.5%	Increase
		Market Comparable Companies	Enterprise Value/ Revenue	1.1x	Increase
			Discount for Lack of Marketability	12.0%	Decrease

*  Amount is indicative of the weighted average.

**  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on invest-

ments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to

21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of September 30, 2020:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Purchased Options	Investments, at Value (Purchased Options)	Currency Risk	$3,218	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2020 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(3,178)(b)

(b) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(2,754)(c)

(c) Amounts are included in Investments in the Statement of Operations.

At September 30, 2020, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Purchased Options	$3,218	(a)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of September 30, 2020:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities(a) (000)	Financial Instrument (000)	Collateral Received(e) (000)	Net Amount (not less than $0) (000)
BNP Paribas	$1,654	$—	$(1,654)	$0
Royal Bank of Scotland	1,564	—	(1,564)	0
Total	$3,218	$—	$(3,218)	$0

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(e) In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

For the year ended September 30, 2020, the approximate average monthly amount outstanding for each derivative type is as follows:

Options Purchased:
Average monthly notional amount	710,671,000

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair

23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of September 30, 2020:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$10,527	(f)	$—	$(10,527	)(g)(h)	$0

(f)  Represents market value of loaned securities at year end.

(g)  The Fund received cash collateral of approximately $11,093,000, which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments.

(h)  The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of September 30, 2020:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$11,087	$—	$—	$—	$11,087
Preferred Stocks	6	—	—	—	6
Total	$11,093	$—	$—	$—	$11,093
Total Borrowings	$11,093	$—	$—	$—	$11,093
Gross amount of recognized liabilities for securities lending transactions					$11,093

7.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

8.  Indemnifications: The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

9.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

10.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.50% of the average daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.80% for Class I shares, 1.15% for Class A shares, 1.65% for Class L shares, 1.90% for Class C shares and 0.73% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate.

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee,

accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Trust's Distributor of Fund shares pursuant to a Distribution Agreement. The Trust has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Trust's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Trust pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust.

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2020, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $1,768,319,000 and $900,098,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended September 30, 2020.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended September 30, 2020, advisory fees paid were reduced by approximately $147,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended September 30, 2020 is as follows:

Affiliated Investment Company	Value September 30, 2019 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$66,220	$1,261,759	$1,238,258	$192
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value September 30, 2020 (000)
Liquidity Funds	$—	$—	$89,721

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with

Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended September 30, 2020, the Fund engaged in cross-trade purchases of approximately $1,439,000.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended September 30, 2020 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2020 and 2019 was as follows:

2020 Distributions Paid From:		2019 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$21,323	$80,708	$10,731	$110,644

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, due to tax adjustments related to real estate investment trusts sold by the Fund, resulted in the following reclassifications among the components of net assets at September 30, 2020:

Total Distributable Earnings (000)	Paid-in- Capital (000)
$150	$(150)

At September 30, 2020, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$56,162	$192,756

I. Credit Facility: The Trust and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended September 30, 2020, the Fund did not have any borrowings under the Facility.

J. Other: At September 30, 2020, the Fund had record owners of 10% or greater. Investment activities of these sharehold-

ers could have a material impact on the Fund. The aggregate percentage of such owners was 40.1%.

K. Market Risk: Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Discovery Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Discovery Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund Trust (the "Trust")), including the portfolio of investments, as of September 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund Trust) at September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
November 24, 2020
28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2019, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one-, three-, and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's performance, management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

As part of the Board's review, the Board received information from management on the impact of COVID-19 on the firm generally and the Adviser and the Fund in particular including, among other information, the pandemic's current and expected impact on the Fund's performance and operations.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Trustees (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on April 22-23, 2020, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from December 1, 2018, through December 31, 2019, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2020. For corporate shareholders, 4.49% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $80,708,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended September 30, 2020. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $1,217,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; Formerly, Director of BP p.l.c. (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1953	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1955	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1957	Trustee	Since January 2015	Chairman, Opus Capital Group (since January 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008); Member, Service Provider Committee (2005-2008) and Director of Best Transport (2006-2019).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); Director, Rubicorn Investments (since February 2019); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	87	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1958	Trustee	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1960	Trustee	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1947	Chair of the Board and Trustee	Chair of the Boards since August 2020 and Trustee since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Chairperson of the Governance Committee; Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2019) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

38

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. However, the holdings for each money market fund are posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund Trust, which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

39

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2020 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTMCGANN
3298674 EXP 11.30.21

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Global Strategist Portfolio

Annual Report

September 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Shareholders' Letter	2
Consolidated Expense Example	3
Investment Overview	4
Consolidated Portfolio of Investments	9
Consolidated Statement of Assets and Liabilities	51
Consolidated Statement of Operations	53
Consolidated Statements of Changes in Net Assets	54
Consolidated Financial Highlights	56
Notes to Consolidated Financial Statements	61
Report of Independent Registered Public Accounting Firm	74
Investment Advisory Agreement Approval	75
Liquidity Risk Management Program	77
Federal Tax Notice	78
Privacy Notice	79
Trustee and Officer Information	81

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Global Strategist Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2020

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Consolidated Expense Example (unaudited)

Global Strategist Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2020 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/20	Actual Ending Account Value 9/30/20	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Strategist Portfolio Class I	$1,000.00	$1,209.90	$1,021.45	$3.92	$3.59	0.71%
Global Strategist Portfolio Class A	1,000.00	1,208.00	1,019.95	5.58	5.10	1.01
Global Strategist Portfolio Class L	1,000.00	1,204.50	1,017.30	8.49	7.77	1.54
Global Strategist Portfolio Class C	1,000.00	1,202.60	1,015.95	9.97	9.12	1.81
Global Strategist Portfolio Class IS	1,000.00	1,209.60	1,021.55	3.81	3.49	0.69

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 183/366 (to reflect the most recent one-half year period).

**  Annualized.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Investment Overview (unaudited)

Global Strategist Portfolio

The Fund seeks above-average total return over a market cycle of three to five years.

Performance

For the fiscal year ended September 30, 2020, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 5.93%, net of fees. The Fund's Class I shares underperformed against the Fund's primary benchmark, the MSCI All Country World Index, which returned 10.44%, and underperformed the Customized MSIM Global Allocation Index (the "Customized Index"), which returned 9.26%.

Factors Affecting Performance1

•  In the 12 months ended September 30, 2020, equities outperformed bonds and commodities, with the MSCI All Country World Index (ACWI) up +10.4%, the J.P. Morgan Global Government Bond Index up +6.7%, and the S&P GSCI Index, a broad index of commodity prices, down –27.8%.2 (Except where noted, equity market returns are represented by the MSCI regional or country index and are calculated in U.S. dollars [USD].)

•  Global markets ended 2019 on a strong risk-on note, propelled by stabilizing economic data, subdued inflation, news of a U.S.-China phase one trade deal, and 75 basis points of Federal Reserve (Fed) easing. Then the COVID-19 pandemic began spreading, causing major economies around the world to grind to a near-halt and global markets to sell off, prompting policy makers to come out forcefully with fiscal and monetary support in the spring and summer of 2020. Policy support, coupled with gradual economic reopening, eventually led to improving growth and sharply rebounding markets for the remainder of the fiscal year ending in September 2020.

•  Global equities rose +10.4% for the fiscal year overall, but experienced substantial volatility on the way (MSCI ACWI in USD). After rising by

+11.9% from September 30, 2019, to February 19, 2020, global equity prices fell by over one third in the next 33 days, before rebounding by +48% from March 23 to September 30, 2020 (MSCI ACWI in USD). The VIX Index climbed above 80 in early March 2020, a level it has not reached since 2008, with the S&P 500 Index subsequently experiencing its best two-quarter performance since 2009. U.S. equities led other regions (S&P 500 Index +15.1% in the fiscal year period), supported by bold government stimulus and positive economic surprises. Positive performance was driven in particular by U.S. mega-cap and growth stocks that have dominated for much of the last market cycle. The S&P 500 tech and consumer discretionary sectors were up +48.6% and 40.0%, respectively, while the energy and financials sectors were down –45.3% and –12.5%. Eurozone equities were the weakest regionally (Eurostoxx 50 Index –8.6% in euro terms). While data there was surprising positively in the fourth quarter of 2019, the region was hit relatively early by the COVID-19 virus. The region managed to contain the virus quickly with aggressive lockdowns and many individual countries announced fiscal stimulus plans, but coordinated policy support proved to be more difficult to achieve, and the region began to experience a second wave by early fall 2020, prompting fears of renewed shutdowns. Emerging markets rose in line with the global index (MSCI Emerging Markets Index in USD +10.5%), despite difficulty containing the virus, aided in part by a weaker U.S. dollar and overall risk-on sentiment.

•  Prices on relatively safe government bonds rose +6.7%, with gains primarily coming at the height of COVID-19 fears in the first quarter of 2020 (J.P. Morgan Global Government Bond Index). Even as economic data improved, U.S. sovereign bond yields did not rise with equity prices in the second and third quarters of 2020, reflecting lingering investor caution as COVID-19 cases remained

1  Certain of the Fund's investment themes may, in whole or part, be implemented through the use of derivatives, including the purchase and sale of futures, options, swaps, structured investments (including commodity-linked notes) and other related instruments and techniques. The Fund may also invest in foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. The Fund may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. As a result, the use of derivatives had a material effect on the Fund's performance during the period.

2  Data sources used in preparation of this commentary include FactSet and Bloomberg LP. data as of September 30, 2020.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

elevated globally. The yield curve steepened: the U.S. 10-year Treasury yield fell –98 basis points to 0.68% while the 2-year fell –127 basis points to 0.13%. Riskier spreads followed a similar pattern to equities, widening sharply in the first quarter of 2020 then rebounding with overall sentiment in the second and third quarters. U.S. high yield bonds suffered a major sell-off before the U.S. announced a comprehensive economic support package that included support for high yield markets. Spreads shot upward from about 375 basis points in September 2019 to 1100 basis points on March 23, 2020, before settling back down to 517 basis points by the end of the fiscal year (Bloomberg Barclays U.S. Corporate High Yield Index), ending September 2020 about 140 basis points wider than their pre-COVID levels. Emerging market hard currency bond spreads nearly roundtripped during the year: rising from 338 to 662 basis points on March 23, 2020, then falling back down to end the fiscal year just below 400 basis points (J.P. Morgan Emerging Markets Bond Index Global).

•  Commodity prices overall collapsed –27.8% (S&P GSCI Index), driven by oil prices. Brent oil prices fell from $60 per barrel to just over $21 per barrel, as the OPEC+ alliance (between the Organization of Petroleum Exporting Countries and key oil-producing non-OPEC members) broke down and Saudi Arabia increased production amid a collapse in global demand. Prices reached their lowest point when concerns about oversupply and storage limitations caused WTI oil futures for May delivery to fall to –$37.63 per barrel before rebounding. Oil prices managed to rebound by over 90% (entirely in the second quarter of 2020), ending the fiscal year just above $40 per barrel. Gold has been among the best performing assets during the fiscal year, given its role as a relatively safe asset, and rose +28.1%.

•  The U.S. dollar weakened by –5.5%, despite a temporary spike amid funding concerns in late March 2020. From the March peak, the U.S. dollar has now fallen by –8.9%, given stabilizing global economic data and aggressive U.S. fiscal and monetary activism. Relatively safe reserve currencies were the largest gainers versus the U.S. dollar, with the Swiss franc up +8.4% and the euro up +7.5%. The renminbi began appreciating in June 2020, and rose +5.3% versus the U.S. dollar for the fiscal year, as China's ability to contain the virus and its post-COVID economic rebound both beat expectations and its macro policy remained supportive. However, emerging market currencies overall depreciated during the fiscal year (J.P. Morgan Emerging Market Currency Index –10%). The weakest were the Turkish lira, which fell –27%; the Brazilian real, which was down –26%; and the Argentine peso, which fell –25%.

•  Regarding the Fund's overall performance relative to the Customized Index, the Fund's asset allocation mix of an average overweight in equities, an underweight in fixed income and an overweight in cash had a negative impact on performance.

•  Active positions within equities contributed negatively to performance. Detractors included positions in our Value Recovery theme, such as overweight value stocks vs. anti-value, low-volatility and momentum stocks in the U.S. and Europe. In addition, an overweight position in Japanese real estate relative to Japanese equities and an overweight position in European domestic stocks relative to U.S. equities also detracted from performance. However, these losses were partially offset by gains from an overweight position in U.S. homebuilders and housing stocks relative to U.S. equities, an overweight position in U.S. equity volatility (beta hedged), and an underweight position in Australian banks relative to developed market equities and banks.

•  Active positions within fixed income contributed positively to performance. Contributors during the period included an overweight position in U.S. 10-year inflation breakeven rates and an overweight position in Greek 10-year bonds versus French, Italian and Spanish 10-year bonds. Detractors during the period included an underweight position in U.S. 30-year Treasuries and an overweight position in Mexican 10-year bonds relative to U.S. 10-year Treasuries.

•  Active positions within commodities had a positive impact on performance, as overweight positions in gold and oil contributed to performance.

•  Active currency positions (implemented via currency forwards and futures) negatively impacted performance. Overweight positions in the Mexican

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

peso and in the British pound, both relative to the U.S. dollar, and in the Brazilian real relative to emerging market currencies detracted from performance. These losses were partially offset by gains from our overweight positions in defensive currencies (Swiss franc, euro, British pound and Japanese yen) and in the Chinese renminbi, both relative to the U.S. dollar, and in the Argentine peso relative to emerging market currencies.

Management Strategies

•  We expect continued steady improvement in economic activity, as the impact of the virus subsides and as economic stimulus remains strong. In spite of the near-term risks of rolling second waves and some renewed lockdowns, between now and mid-2021 we expect a gradual return to some semblance of normalcy. We enter the fourth quarter of 2020 with a modest tactical overweight to global equities. We think bonds are at risk in a recovery, and express this view via a curve steepener position. We have re-established a significant overweight in value stocks vs. low volatility and anti-value stocks in the U.S., and remain overweight underpriced recovery plays, such as U.S. housing stocks, global industrials and auto manufacturers, as well as developed market hotel stocks. We are also underweight certain COVID "winners" and U.S. initial public offering stocks. Key risks to our views are mostly to the downside, and include the increasing likelihood of a second wave and the lack of a vaccine by early 2021. Other downside risks that we are watching include a fiscal cliff, a Democratic sweep, and worsening U.S.-China relations. Upside risks are greater fiscal activism and/or a weaker U.S. dollar.

•  We are neutral duration, but hold a curve steepener position. As economies reopen and fiscal stimulus increases, we believe a curve steepener is likely to benefit from a growth and inflation recovery. Positive carry makes a long-end curve steepener more attractive relative to an outright underweight position in Treasuries. We believe recessionary fundamentals are more than fully priced in government bonds, and going forward we expect the U.S. 10-year Treasury yield to rise modestly from 0.77% to 1.1% by the second half of 2020. We believe U.S. growth will come in at –2.4% in 2020 and +6.7% in 2021 (versus consensus expectations of –4.0% in 2020 and +3.7% in 2021). In addition, we believe inflation will rebound modestly faster than consensus forecasts in a period of extreme monetary policy accommodation, with core personal consumption expenditures coming in at 1.8% in 12 months versus consensus expectation of 1.6% by third quarter 2021. Elsewhere in fixed income, we are overweight U.S. TIPS (Treasury inflation-protected securities) vs. Treasuries. Rates markets are pricing in approximately 1.5% U.S. core inflation over the next 10 years. As economic activity rebounds, we expect resilient aggregate demand, given massive fiscal and monetary stimulus, to be met with shrunken supply as the labor market recovers more gradually. Deficit spending will necessitate some form of financial repression, with higher inflation likely being a major part of this.

•  We are modestly overweight U.S. equities. While valuations in absolute terms are very high at 21.9x forward price-to-earnings for U.S. equities, U.S. stocks are still somewhat cheap relative to bonds (equity risk premium 4.58%), and we expect the equity risk premium could overshoot in a recovery, compressing beyond normalized levels of around 4.2%, closer to 3.5%, as the equity risk premium tends to overshoot during recoveries. Fundamentals are supportive: a strong earnings per share (EPS) rebound is currently underway, and should continue with reopenings and an eventual normalization. While U.S. EPS is likely to be down by –21% for the year, we expect that full year 2021 EPS will grow by +25% year-over-year, in line with consensus expectations.

•  We are overweight value stocks vs. low volatility and anti-value stocks in the U.S., where value is still near the cheapest it has ever been, and positioning is extreme. For example, U.S. value stocks are –39% cheap to their long-term median relative valuation to anti-value, compared with 40% in March 2000. The expected bottoming in economic activity should benefit value stocks relative to anti-value and low volatility stocks.

•  We believe the U.S. dollar is in the early stages of a multi-year bear market. While better growth in the U.S., coupled with global economic uncertainty, have buoyed the U.S. dollar's role as a relative safe-haven asset and caused it to appreciate versus other

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

reserve currencies, the U.S. dollar remains expensive, and is facing headwinds in the medium term. We expect the dollar to depreciate approximately 10% over the next 12 to 18 months.

•  We are overweight commodities, via gold and oil. We believe that the medium-term outlook for gold continues to be favorable as the fiscal response to the COVID-19 outbreak has been to flood the economy with money, while the Fed has promised to keep interest rates at zero for a prolonged period, even after inflation has risen. Historically, money printing and negative real interest rates have been extremely favorable for gold on a forward-looking basis, and we expect the same to hold true going forward. Our end-2021 forecast is for gold above $2,100 per ounce. We expect oil prices will increase to $60 per barrel by mid-2021 from around $40 today, as demand recovers and oil inventories fall back to pre-COVID-19 levels. Nearer-term risks to the downside include moderating demand in the event of slowing global mobility, and the possibility that OPEC+ reverses current production cuts early next year.

*  Minimum Investment

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class L, Class C and Class IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (where applicable).

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

Performance Compared to the MSCI All Country World Index(1), the Customized MSIM Global Allocation Index(2) and the Lipper Flexible Portfolio Funds Index(3)

	Period Ended September 30, 2020 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(10)
Fund — Class I Shares w/o sales charges(5)	5.93%	6.76%	6.80%	7.07%
Fund — Class A Shares w/o sales charges(6)	5.65	6.42	6.48	6.04
Fund — Class A Shares with maximum 5.25% sales charges(6)	0.09	5.29	5.91	5.80
Fund — Class L Shares w/o sales charges(7)	5.10	5.89	—	5.12
Fund — Class C Shares w/o sales charges(8)	4.81	5.57	—	3.08
Fund — Class C Shares with maximum 1.00% deferred sales charges(8)	3.81	5.57	—	3.08
Fund — Class IS Shares w/o sales charges(9)	6.02	6.81	—	4.56
MSCI All Country World Index	10.44	10.30	8.55	7.67
Customized MSIM Global Allocation Index	9.26	7.77	5.91	—
Lipper Flexible Portfolio Funds Index	11.52	8.56	7.56	6.93

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The MSCI All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Returns, including periods prior to January 1, 2001, are calculated using the return data of the MSCI All Country World Index (gross dividends) through December 31, 2000 and the return data of the MSCI All Country World Index (net dividends) after December 31, 2000. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Customized MSIM Global Allocation Index is a performance linked benchmark comprised of 60% MSCI All Country World Index and 40% Bloomberg Barclays Global Aggregate Index for periods after May 31, 2017. Prior to May 31, 2017, the Customized MSIM Global Allocation Index consisted of 60% MSCI All Country World Index (benchmark that measures the equity market performance of developed and emerging markets), 30% Bloomberg Barclays Global Aggregate Index (benchmark that provides a broadbased measure of the global investment grade fixed-rate debt markets), 5% S&P GSCI Light Energy Index (benchmark for investment performance in the energy commodity market) and 5% ICE BofA U.S. Dollar 1-Month LIBID Average Index (benchmark that tracks the performance of a basket of synthetic assets paying LIBID to a stated maturity). The Customized MSIM Global Allocation Index was added as the Fund benchmark on October 2, 2013 and is provided for comparative purposes only. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Flexible Portfolio Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Flexible Portfolio Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Flexible Portfolio Funds classification.

(4)  Total returns for the Fund reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(5)  Commenced operations on December 31, 1992.

(6)  Commenced offering on November 1, 1996.

(7)  Commenced offering on April 27, 2012.

(8)  Commenced offering on April 30, 2015.

(9)  Commenced offering on May 29, 2015.

(10)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Indexes.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Consolidated Portfolio of Investments

Global Strategist Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (40.2%)
Agency Adjustable Rate Mortgage (0.0%)
United States (0.0%)
Federal Home Loan Mortgage Corporation,
Conventional Pool:,
12 Month USD LIBOR + 1.62%, 3.00%, 7/1/45	$67	$69
Agency Fixed Rate Mortgages (3.6%)
United States (3.6%)
Federal Home Loan Mortgage Corporation,
Conventional Pool:
4.50%, 1/1/49	305	331
Gold Pools:
3.50%, 1/1/44 - 6/1/45	906	991
4.50%, 1/1/49	70	74
6.50%, 5/1/32 - 7/1/32	28	30
7.50%, 5/1/35	3	4
Federal National Mortgage Association,
Conventional Pools:
3.00%, 7/1/49	654	680
3.50%, 3/1/47	118	127
4.00%, 4/1/45 - 9/1/45	862	948
4.50%, 3/1/41 - 11/1/44	186	207
5.00%, 1/1/41 - 3/1/41	447	514
6.00%, 1/1/38	3	4
6.50%, 12/1/29	9	10
7.00%, 2/1/31	54	56
7.50%, 8/1/37	6	7
October TBA:
2.00%, 10/1/50 (a)	1,000	1,034
3.00%, 10/1/35 - 10/1/50 (a)	5,400	5,657
3.50%, 10/1/50 (a)	2,000	2,109
Government National Mortgage Association,
Various Pools:
4.00%, 8/20/41 - 11/20/42	251	276
4.50%, 6/20/49	121	127
5.00%, 2/20/49 - 6/20/49	366	392
5.50%, 8/15/39	16	18
		13,596
Asset-Backed Securities (0.5%)
United States (0.5%)
Freed ABS Trust,
3.06%, 3/18/27 (b)	300	300
New Century Home Equity Loan Trust,
1 Month USD LIBOR + 1.35%, 1.50%, 3/25/33 (c)	205	203
NovaStar Mortgage Funding Trust,
1 Month USD LIBOR + 1.58%, 1.72%, 12/25/34 (c)	200	197
Renaissance Home Equity Loan Trust,
1 Month USD LIBOR + 0.76%, 0.91%, 12/25/32 (c)	227	219
	Face Amount (000)		Value (000)
SASCO Mortgage Loan Trust,
1 Month USD LIBOR + 2.18%, 2.32%, 5/25/34 (c)		$360	$360
SLM Student Loan Trust,
3 Month EURIBOR + 0.55%, 0.10%, 7/25/39 (c)	EUR	450	501
			1,780
Collateralized Mortgage Obligations — Agency Collateral Series (0.0%)
United States (0.0%)
Federal Home Loan Mortgage Corporation
IO REMIC,
6.05% - 1 Month USD LIBOR, 5.90%, 4/15/39 (d)		$15	—	@
Commercial Mortgage-Backed Securities (0.5%)
United Kingdom (0.1%)
Taurus 2018-2 UK DAC,
3 Month GBP LIBOR + 1.10%, 1.17%, 5/22/28 (c)	GBP	231	291
United States (0.4%)
Ashford Hospitality Trust,
1 Month USD LIBOR + 1.85%, 2.00%, 6/15/35 (b)(c)		$250	227
COMM Mortgage Trust,
3.28%, 1/10/46		305	318
4.88%, 7/15/47 (b)(c)		152	121
Federal Home Loan Mortgage Corporation,
2.79%, 1/25/22		69	71
2.97%, 10/25/21		82	84
JP Morgan Chase Commercial Mortgage Securities Trust,
4.39%, 7/15/46 (b)		29	29
UBS-Barclays Commercial Mortgage Trust,
3.53%, 5/10/63		255	263
WFRBS Commercial Mortgage Trust,
4.14%, 10/15/57 (b)(c)		362	317
5.19%, 9/15/46 (b)(c)		375	225
			1,655
			1,946
Corporate Bonds (10.9%)
Australia (0.2%)
Macquarie Bank Ltd.,
6.63%, 4/7/21 (b)		270	278
Macquarie Group Ltd.,
4.15%, 3/27/24 (b)		125	134
Transurban Finance Co. Pty Ltd.,
2.00%, 8/28/25		350	433
			845
Belgium (0.1%)
Anheuser-Busch InBev SA,
2.75%, 3/17/36	EUR	350	481
Canada (0.6%)
Enbridge, Inc.,
2.50%, 1/15/25		$200	210
Province of British Columbia Canada,
2.00%, 10/23/22		780	808

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Canada (cont'd)
Province of Ontario Canada,
2.30%, 6/15/26		$780	$852
Royal Bank of Canada,
2.75%, 2/1/22		350	362
			2,232
Chile (0.1%)
Banco del Estado de Chile,
2.67%, 1/8/21 (b)		300	302
China (0.1%)
Baidu, Inc.,
2.88%, 7/6/22		200	206
Colombia (0.2%)
Ecopetrol SA,
5.88%, 9/18/23		710	782
Denmark (0.1%)
Danske Bank A/S,
5.00%, 1/12/23 (b)		200	210
France (0.7%)
Banque Federative du Credit Mutuel SA,
0.75%, 7/17/25	EUR	400	486
BNP Paribas SA,
1.13%, 6/11/26		485	591
BPCE SA,
5.15%, 7/21/24 (b)		$725	813
Orange SA,
5.00%, 10/1/26 (e)	EUR	250	347
TOTAL SA,
2.71%, 12/29/49 (e)		100	121
3.88%, 12/29/49 (e)		250	307
			2,665
Germany (0.8%)
Bayer US Finance II LLC,
3.88%, 12/15/23 (b)		$675	738
Daimler Finance North America LLC,
2.70%, 6/14/24 (b)		325	344
Deutsche Telekom International Finance BV,
3.60%, 1/19/27 (b)		625	701
Kreditanstalt fuer Wiederaufbau,
1.13%, 9/15/32	EUR	640	870
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen,
6.00%, 5/26/41		400	486
			3,139
Hong Kong (0.1%)
CK Hutchison International 16 Ltd.,
1.88%, 10/3/21 (b)		$200	202
India (0.2%)
ONGC Videsh Vankorneft Pte Ltd.,
3.75%, 7/27/26		820	856
	Face Amount (000)		Value (000)
Ireland (0.1%)
Avolon Holdings Funding Ltd.,
2.88%, 2/15/25 (b)		$250	$230
Israel (0.0%)
Teva Pharmaceutical Finance Netherlands III BV,
2.20%, 7/21/21		82	81
Korea, Republic of (0.3%)
Korea Electric Power Corp.,
2.50%, 6/24/24 (b)		610	646
Korea Hydro & Nuclear Power Co., Ltd.,
3.75%, 7/25/23 (b)		510	553
			1,199
Netherlands (0.3%)
ASR Nederland N.V.,
5.00%, 9/30/24 (e)	EUR	425	554
Cooperatieve Rabobank UA,
3.95%, 11/9/22		$250	266
Series G 3.75%, 11/9/20	EUR	300	353
			1,173
Saudi Arabia (0.1%)
Saudi Arabian Oil Co.,
3.50%, 4/16/29		$490	540
Spain (0.4%)
Banco Santander SA,
3.13%, 1/19/27	EUR	400	521
5.18%, 11/19/25		$600	680
CaixaBank SA,
0.75%, 4/18/23	EUR	400	477
			1,678
Switzerland (0.3%)
Syngenta Finance N.V.,
4.44%, 4/24/23 (b)		$200	212
UBS Group Funding Switzerland AG,
3.49%, 5/23/23 (b)		900	939
			1,151
United Arab Emirates (0.1%)
ADCB Finance Cayman Ltd.,
4.00%, 3/29/23 (b)		200	213
United Kingdom (1.0%)
BAT Capital Corp.,
3.56%, 8/15/27		525	568
BP Capital Markets PLC,
2.50%, 11/6/22		275	286
HSBC Holdings PLC,
2.63%, 11/7/25		525	547
4.25%, 3/14/24		400	429
Lloyds Banking Group PLC,
2.44%, 2/5/26		350	363
Nationwide Building Society,
3.77%, 3/8/24 (b)		300	319
4.36%, 8/1/24 (b)		200	217

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
United Kingdom (cont'd)
NGG Finance PLC,
5.63%, 6/18/73	GBP	200	$292
Royal Bank of Scotland Group PLC,
3.88%, 9/12/23		$750	805
			3,826
United States (5.1%)
AbbVie, Inc.,
3.20%, 11/21/29 (b)		300	332
Air Lease Corp.,
2.30%, 2/1/25		300	295
Amazon.com, Inc.,
4.25%, 8/22/57		175	240
American International Group, Inc.,
4.88%, 6/1/22		400	429
American Tower Corp.,
2.40%, 3/15/25		200	212
AT&T, Inc.,
1.80%, 9/5/26	EUR	400	505
Bank of America Corp.MTN,
4.00%, 1/22/25		$825	920
Boeing Co. (The),
5.15%, 5/1/30		525	592
Burlington Northern Santa Fe LLC,
4.55%, 9/1/44		195	255
Campbell Soup Co.,
2.38%, 4/24/30		200	208
Capital One Financial Corp.,
3.30%, 10/30/24		325	353
Charter Communications Operating LLC/ Charter Communications Operating Capital,
5.75%, 4/1/48		175	219
Chubb INA Holdings, Inc.,
0.88%, 6/15/27	EUR	400	482
Cigna Corp.,
2.40%, 3/15/30		$75	78
3.88%, 10/15/47		200	223
Citigroup, Inc.,
2.57%, 6/3/31		50	52
2.67%, 1/29/31		156	165
2.98%, 11/5/30		94	102
5.50%, 9/13/25		425	504
Comcast Corp.,
1.95%, 1/15/31		400	412
3.40%, 4/1/30		125	145
Crown Castle International Corp.,
3.30%, 7/1/30		125	137
CVS Health Corp.,
3.75%, 4/1/30		50	57
4.10%, 3/25/25		73	83
Deere & Co.,
3.10%, 4/15/30		100	114
	Face Amount (000)		Value (000)
Diamondback Energy, Inc.,
2.88%, 12/1/24		$425	$431
Emerson Electric Co.,
1.25%, 10/15/25	EUR	450	560
Energy Transfer Operating LP,
2.90%, 5/15/25		$600	604
Enterprise Products Operating LLC,
3.95%, 1/31/60		100	99
Ford Motor Credit Co. LLC,
3.09%, 1/9/23		300	295
Fox Corp.,
4.71%, 1/25/29		175	210
GE Capital International Funding Co. Unlimited Co.,
4.42%, 11/15/35		250	264
Georgia-Pacific LLC,
2.30%, 4/30/30 (b)		325	346
Goldman Sachs Group, Inc. (The),
2.88%, 10/31/22		350	358
HCA, Inc.,
5.50%, 6/15/47		100	124
HSBC USA, Inc.,
3.50%, 6/23/24		100	108
JPMorgan Chase & Co.,
3.70%, 5/6/30		200	230
Las Vegas Sands Corp.,
3.20%, 8/8/24		75	76
3.50%, 8/18/26		125	127
Level 3 Financing, Inc.,
3.40%, 3/1/27 (b)		425	459
McDonald's Corp.MTN,
3.38%, 5/26/25		275	306
Metropolitan Life Global Funding I,
2.95%, 4/9/30 (b)		425	478
Newmont Corp.,
3.70%, 3/15/23		26	27
NextEra Energy Capital Holdings, Inc.,
2.25%, 6/1/30		325	337
2.75%, 5/1/25		450	487
NIKE, Inc.,
2.85%, 3/27/30		275	309
NiSource, Inc.,
3.60%, 5/1/30		175	200
NVIDIA Corp.,
2.85%, 4/1/30		275	310
Occidental Petroleum Corp.,
3.20%, 8/15/26		40	32
5.55%, 3/15/26		350	318
Oracle Corp.,
2.95%, 4/1/30		350	392
3.40%, 7/8/24		175	192
Pacific Gas and Electric Co.,
2.50%, 2/1/31		300	286

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
United States (cont'd)
PepsiCo, Inc.,
2.63%, 4/28/26	EUR	400	$538
Prologis Euro Finance LLC,
1.88%, 1/5/29		300	392
Synchrony Bank,
3.00%, 6/15/22		$875	903
Target Corp.,
2.65%, 9/15/30		125	140
TJX Cos., Inc. (The),
3.88%, 4/15/30		350	416
Union Pacific Corp.,
3.95%, 9/10/28		190	225
Verizon Communications, Inc.,
4.67%, 3/15/55	EUR	196	273
Walt Disney Co. (The),
2.65%, 1/13/31		$350	379
Wells Fargo & Co.,
2.57%, 2/11/31		350	368
2.88%, 10/30/30		175	188
5.01%, 4/4/51		300	413
			19,314
			41,325
Mortgages — Other (0.6%)
Netherlands (0.1%)
E-MAC NL 2006-II BV,
3 Month EURIBOR + 0.13%, 0.77%, 1/25/39 (c)	EUR	242	262
United Kingdom (0.1%)
Great Hall Mortgages No 1 PLC,
3 Month EURIBOR + 0.25% 0.00%, 6/18/38 (c)	EUR	200	220
United States (0.4%)
Banc of America Alternative Loan Trust,
5.86%, 10/25/36		$27	12
6.00%, 4/25/36		1	1
ChaseFlex Trust,
6.00%, 2/25/37		23	15
Federal Home Loan Mortgage Corporation,
3.00%, 9/25/45 - 5/25/47		810	829
3.50%, 5/25/45 - 7/25/46		313	322
4.00%, 5/25/45		32	33
GSR Mortgage Loan Trust,
5.75%, 1/25/37		11	10
Lehman Mortgage Trust,
6.50%, 9/25/37		19	10
Seasoned Credit Risk Transfer Trust,
3.00%, 7/25/58 - 10/25/58		385	422
4.00%, 10/25/58		46	51
			1,705
			2,187
	Face Amount (000)		Value (000)
Sovereign (22.1%)
Australia (1.1%)
Australia Government Bond,
0.25%, 11/21/25	AUD	2,480	$1,767
2.50%, 5/21/30		1,790	1,487
2.75%, 11/21/29		830	699
3.00%, 3/21/47		340	315
			4,268
Austria (0.1%)
Republic of Austria Government Bond,
0.00%, 2/20/30 (b)	EUR	260	315
2.10%, 12/31/99 (b)		60	150
			465
Belgium (0.4%)
Kingdom of Belgium Government Bond,
0.90%, 6/22/29 (b)		120	157
1.70%, 6/22/50 (b)		350	561
1.90%, 6/22/38 (b)		550	849
			1,567
Canada (1.4%)
Canadian Government Bond,
2.25%, 6/1/29	CAD	4,970	4,289
Province of Quebec Canada,
1.35%, 5/28/30		$860	884
			5,173
Chile (0.1%)
Chile Government International Bond,
3.50%, 1/25/50		320	366
China (1.3%)
China Development Bank,
3.07%, 3/10/30	CNY	4,900	682
China Government Bond,
3.13%, 11/21/29		20,150	2,945
3.86%, 7/22/49		6,000	883
Sinopec Group Overseas Development 2013 Ltd.,
2.63%, 10/17/20	EUR	300	352
			4,862
Denmark (0.1%)
Denmark Government Bond,
0.50%, 11/15/27	DKK	2,190	370
Finland (0.1%)
Finland Government Bond,
1.13%, 4/15/34 (b)	EUR	270	374
France (1.0%)
French Republic Government Bond OAT,
0.00%, 11/25/29		2,220	2,680
2.00%, 5/25/48 (b)		680	1,147
			3,827

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Germany (1.0%)
Bundesrepublik Deutschland Bundesanleihe,
0.25%, 2/15/29		$1,580	$1,990
4.25%, 7/4/39		210	464
State of North Rhine-Westphalia Germany,
1.65%, 2/22/38		940	1,406
			3,860
Greece (2.6%)
Hellenic Republic Government Bond,
3.75%, 1/30/28		6,812	9,676
Hong Kong (0.1%)
Hong Kong Government International Bond,
2.50%, 5/28/24 (b)		$250	264
Hungary (0.0%)
Hungary Government Bond,
3.00%, 8/21/30	HUF	17,000	59
Indonesia (0.3%)
Indonesia Government International Bond,
1.75%, 4/24/25	EUR	440	533
Indonesia Treasury Bond,
6.13%, 5/15/28	IDR	2,681,000	174
8.25%, 5/15/29		1,320,000	97
8.38%, 3/15/34		3,345,000	242
			1,046
Italy (1.1%)
Italy Buoni Poliennali Del Tesoro,
1.40%, 5/26/25 (b)	EUR	199	244
1.75%, 7/1/24		1,875	2,336
1.80%, 3/1/41 (b)		260	320
2.45%, 9/1/50 (b)		910	1,241
			4,141
Japan (4.0%)
Japan Government Ten Year Bond,
0.10%, 6/20/26 - 6/20/29	JPY	650,000	6,237
Japan Government Thirty Year Bond,
0.30%, 6/20/46		214,000	1,924
0.40%, 9/20/49		108,000	975
1.70%, 6/20/33		267,000	3,024
2.00%, 9/20/40		253,000	3,132
			15,292
Korea, Republic of (0.2%)
Export-Import Bank of Korea,
2.38%, 6/25/24		$510	540
Korea International Bond,
2.00%, 6/19/24		350	367
			907
Malaysia (0.4%)
Malaysia Government Bond,
3.96%, 9/15/25	MYR	2,600	675
Petronas Capital Ltd.,
3.50%, 3/18/25 (b)		$675	743
			1,418
	Face Amount (000)		Value (000)
Mexico (2.5%)
Mexican Bonos,
7.50%, 6/3/27	MXN	12,000	$604
Series M 7.75%, 5/29/31		5,000	255
8.50%, 5/31/29		156,000	8,349
Mexico Government International Bond,
4.50%, 4/22/29		$330	371
Petroleos Mexicanos,
6.95%, 1/28/60 (b)		95	73
			9,652
Netherlands (0.4%)
Nederlandse Waterschapsbank,
1.00%, 5/28/30 (b)		376	378
Netherlands Government Bond,
0.00%, 7/15/30 (b)		700	854
2.75%, 1/15/47 (b)		70	144
			1,376
New Zealand (0.3%)
New Zealand Government Bond,
2.75%, 4/15/37	NZD	1,360	1,155
3.00%, 4/20/29		130	105
			1,260
Nigeria (0.1%)
Africa Finance Corp.,
4.38%, 4/17/26 (b)		$200	216
Norway (0.0%)
Norway Government Bond,
1.38%, 8/19/30 (b)	NOK	790	91
Poland (0.1%)
Republic of Poland Government Bond,
2.50%, 7/25/27	PLN	820	233
Portugal (0.1%)
Portugal Obrigacoes do Tesouro OT,
0.70%, 10/15/27 (b)	EUR	390	480
Russia (0.1%)
Russian Federal Bond — OFZ,
7.95%, 10/7/26	RUB	21,000	302
Spain (0.7%)
Spain Government Bond,
1.25%, 10/31/30(b)	EUR	1,490	1,921
2.70%, 10/31/48 (b)		300	497
3.45%, 7/30/66 (b)		80	163
			2,581
Supernational (1.0%)
European Investment Bank,
0.20%, 7/15/24		690	835
International Bank for Reconstruction & Development,
SOFR + 0.43%, 0.51%, 8/19/27 (c)	AUD	1,170	1,168
2.20%, 2/27/24		2,190	1,662
			3,665

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Sweden (0.1%)
Sweden Government Bond,
0.75%, 5/12/28	SEK	1,590	$190
1.00%, 11/12/26		1,350	163
			353
United Kingdom (1.4%)
United Kingdom Gilt,
0.63%, 10/22/50	GBP	900	1,115
1.63%, 10/22/28		1,000	1,450
3.50%, 1/22/45		820	1,702
4.25%, 9/7/39		450	953
			5,220
			83,364
U.S. Treasury Securities (2.0%)
United States (2.0%)
U.S. Treasury Bonds,
1.13%, 5/15/40		$2,740	2,703
1.25%, 5/15/50		690	656
2.50%, 2/15/45		1,180	1,456
3.13%, 5/15/48		2,000	2,788
			7,603
Total Fixed Income Securities (Cost $142,514)			151,870
	Shares
Common Stocks (45.6%)
Australia (1.4%)
AGL Energy Ltd.		3,105	30
Alumina Ltd.		11,583	12
Amcor PLC CDI		5,265	58
AMP Ltd.		13,865	13
Ampol Ltd.		1,264	22
APA Group		5,005	37
Aristocrat Leisure Ltd.		2,418	53
ASX Ltd.		868	51
Aurizon Holdings Ltd.		9,285	29
AusNet Services		9,851	13
Australia & New Zealand Banking Group Ltd.		15,161	189
Bank of Queensland Ltd.		2,383	10
Bendigo & Adelaide Bank Ltd.		2,958	13
BHP Group Ltd.		53,401	1,380
Boral Ltd.		5,651	19
Brambles Ltd.		7,217	55
Challenger Ltd.		3,033	8
CIMIC Group Ltd. (f)		518	7
Coca-Cola Amatil Ltd.		2,891	20
Cochlear Ltd.		257	37
Coles Group Ltd.		5,061	62
Commonwealth Bank of Australia		7,509	346
Computershare Ltd.		2,205	20
Crown Resorts Ltd.		1,777	11
CSL Ltd.		1,929	398
Dexus REIT		4,383	28
	Shares	Value (000)
Domino's Pizza Enterprises Ltd.	310	$18
Flight Centre Travel Group Ltd. (f)	309	3
Fortescue Metals Group Ltd.	32,294	379
Goodman Group REIT	8,162	106
GPT Group (The) REIT	8,494	24
Harvey Norman Holdings Ltd.	2,912	9
Incitec Pivot Ltd.	8,227	12
Insurance Australia Group Ltd.	10,672	34
James Hardie Industries PLC CDI	2,025	49
Lend Lease Group REIT	2,601	21
Macquarie Group Ltd.	1,407	122
Medibank Pvt Ltd.	12,422	22
Mirvac Group REIT	16,831	26
National Australia Bank Ltd.	14,203	182
Newcrest Mining Ltd.	3,382	77
Oil Search Ltd.	6,410	12
OneMarket Ltd. (f)	390	—
Orica Ltd.	1,765	20
Origin Energy Ltd.	7,892	24
Qantas Airways Ltd. (f)	1,836	5
QBE Insurance Group Ltd.	7,227	45
Ramsay Health Care Ltd.	626	30
REA Group Ltd.	267	21
Rio Tinto Ltd.	1,881	128
Santos Ltd.	8,312	29
Scentre Group REIT	24,135	38
Seek Ltd.	1,574	24
Shopping Centres Australasia Property Group REIT	60	—	@
Sonic Healthcare Ltd.	1,897	45
South32 Ltd.	23,497	35
Stockland REIT	12,198	33
Suncorp Group Ltd.	5,829	36
Sydney Airport	5,187	22
Tabcorp Holdings Ltd.	9,164	22
Telstra Corp., Ltd.	19,211	38
TPG Telecom Ltd. (f)	1,809	10
Transurban Group	9,194	94
Treasury Wine Estates Ltd.	3,452	22
Tuas Ltd. (f)	904	—	@
Vicinity Centres REIT	15,698	16
Vocus Group Ltd. (f)	2,924	8
Wesfarmers Ltd.	5,061	162
Westpac Banking Corp.	15,168	184
Woodside Petroleum Ltd.	3,690	47
Woolworths Group Ltd.	5,985	157
		5,312
Austria (0.0%)
IMMOFINANZ AG (f)	332	5
voestalpine AG	1,205	32
		37

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Belgium (0.1%)
Ageas	751	$31
Anheuser-Busch InBev SA N.V.	3,075	166
Colruyt SA	239	15
Groupe Bruxelles Lambert SA	320	29
KBC Group N.V.	1,004	50
Proximus SADP	606	11
Solvay SA	296	25
Telenet Group Holding N.V.	212	8
UCB SA	499	57
Umicore SA	746	31
		423
Brazil (0.1%)
Vale SA	43,500	458
Canada (1.7%)
Agnico Eagle Mines Ltd.	1,200	96
Alimentation Couche-Tard, Inc., Class B	4,262	148
AltaGas Ltd.	1,100	13
ARC Resources Ltd.	1,445	6
Atco Ltd., Class I	600	17
Bank of Montreal	3,398	199
Bank of Nova Scotia (The)	5,711	237
Barrick Gold Corp. (NYSE)	3,432	96
Barrick Gold Corp. (LSE)	4,090	114
Bausch Health Cos., Inc. (f)	1,400	22
BCE, Inc.	1,100	46
Blackberry Ltd. (f)	2,420	11
Bombardier, Inc., Class B (f)	9,698	2
Brookfield Asset Management, Inc., Class A	5,819	193
CAE, Inc.	1,300	19
Cameco Corp.	1,934	20
Canadian Imperial Bank of Commerce	1,738	130
Canadian National Railway Co.	3,676	391
Canadian Natural Resources Ltd.	5,229	84
Canadian Pacific Railway Ltd.	1,100	335
Canadian Tire Corp., Ltd., Class A	600	60
Canadian Utilities Ltd., Class A	1,000	24
CCL Industries, Inc., Class B	1,200	46
Cenovus Energy, Inc.	3,569	14
CGI, Inc. (f)	1,200	81
CI Financial Corp.	1,200	15
Constellation Software, Inc.	100	111
Crescent Point Energy Corp.	2,613	3
Dollarama, Inc.	2,000	77
Eldorado Gold Corp. (f)	738	8
Element Fleet Management Corp.	1,938	16
Emera, Inc.	500	21
Empire Co., Ltd., Class A	1,100	32
Enbridge, Inc.	4,747	139
Fairfax Financial Holdings Ltd.	100	29
Finning International, Inc.	1,100	17
First Quantum Minerals Ltd.	3,394	30
Fortis, Inc.	1,934	79
	Shares	Value (000)
Franco-Nevada Corp.	1,100	$154
George Weston Ltd.	631	46
Gildan Activewear, Inc.	1,300	26
Great-West Lifeco, Inc.	1,300	25
H&R Real Estate Investment Trust REIT	1,100	8
Husky Energy, Inc.	1,698	4
Hydro One Ltd.	1,200	25
IA Financial Corp., Inc.	800	28
IGM Financial, Inc.	700	16
Imperial Oil Ltd.	1,256	15
Intact Financial Corp.	1,000	107
Inter Pipeline Ltd.	1,545	15
Keyera Corp.	1,200	18
Kinross Gold Corp. (f)	5,514	49
Linamar Corp.	500	15
Loblaw Cos., Ltd.	1,373	72
Magna International, Inc.	6,210	284
Manulife Financial Corp.	9,483	132
Methanex Corp.	700	17
Metro, Inc.	1,200	58
National Bank of Canada	1,400	70
Nutrien Ltd.	3,369	132
Onex Corp.	700	31
Open Text Corp.	1,200	51
Pembina Pipeline Corp.	2,558	54
Peyto Exploration & Development Corp.	1,200	2
Power Corp. of Canada	3,012	59
PrairieSky Royalty Ltd.	977	6
Restaurant Brands International, Inc.	1,200	69
RioCan Real Estate Investment Trust REIT	1,100	12
Rogers Communications, Inc., Class B	1,442	57
Royal Bank of Canada	6,967	489
Saputo, Inc.	1,400	35
Seven Generations Energy Ltd., Class A (f)	1,600	4
Shaw Communications, Inc., Class B	1,934	35
SmartCentres Real Estate Investment Trust REIT	600	9
SNC-Lavalin Group, Inc.	1,100	18
Sun Life Financial, Inc.	2,905	118
Suncor Energy, Inc.	8,088	99
TC Energy Corp.	4,062	171
Teck Resources Ltd., Class B	3,009	42
TELUS Corp.	2,100	37
Thomson Reuters Corp.	1,389	111
Toronto-Dominion Bank (The)	8,709	403
Tourmaline Oil Corp.	1,200	15
Trisura Group Ltd. (f)	27	2
Turquoise Hill Resources Ltd. (f)	5,340	5
Vermilion Energy, Inc.	800	2
West Fraser Timber Co., Ltd.	600	28
Wheaton Precious Metals Corp.	2,031	100
Yamana Gold, Inc.	3,962	22
		6,383

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
China (0.2%)
BAIC Motor Corp., Ltd. H Shares (g)	24,336	$10
Brilliance China Automotive Holdings Ltd. (g)	42,831	41
BYD Co., Ltd. H Shares (f)	9,734	157
China Common Rich Renewable Energy Investments Ltd. (f)	42,000	—
Dongfeng Motor Group Co., Ltd. H Shares (g)	35,043	22
Fuyao Glass Industry Group Co. Ltd. (g)	7,787	29
Geely Automobile Holdings Ltd. (g)	91,449	183
Great Wall Motor Co., Ltd. H Shares (g)	48,645	62
Guangzhou Automobile Group Co., Ltd. H Shares (g)	42,831	36
NIO, Inc. ADR (f)	12,065	256
Wharf Holdings Ltd. (The) (g)	13,200	26
		822
Denmark (0.4%)
AP Moller — Maersk A/S Series A	14	21
AP Moller — Maersk A/S Series B	29	46
Carlsberg A/S Series B	55	7
Coloplast A/S Series B	66	10
Danske Bank A/S (f)	3,140	42
Drilling Co of 1972 A/S/The (f)	104	2
DSV A/S	1,791	291
Novo Nordisk A/S Series B	10,114	701
Novozymes A/S Series B	1,439	90
Vestas Wind Systems A/S	1,810	293
		1,503
Finland (0.3%)
Elisa Oyj	601	35
Fortum Oyj	1,836	37
Kone Oyj, Class B	1,416	124
Metso Outotec Oyj	2,033	14
Neles Oyj	473	6
Neste Oyj	1,646	87
Nokia Oyj (f)	24,585	96
Nokian Renkaat Oyj	10,529	298
Nordea Bank Abp (f) (OMXH)	194	2
Nordea Bank Abp (f) (SSE)	14,028	107
Orion Oyj, Class B	439	20
Sampo Oyj, Class A	1,873	74
Stora Enso Oyj, Class R	2,345	37
UPM-Kymmene Oyj	2,245	68
Wartsila Oyj Abp	1,880	15
		1,020
France (2.2%)
Accor SA (f)	16,287	456
Aeroports de Paris (ADP)	122	12
Air Liquide SA	1,936	307
Airbus SE (f)	2,412	175
Alstom SA (f)	631	31
Amundi SA (f)	245	17
ArcelorMittal (f)	2,718	36
	Shares	Value (000)
Arkema SA	279	$30
Atos SE (f)	393	32
AXA SA	7,969	147
BioMerieux	172	27
BNP Paribas SA (f)	4,613	167
Bollore SA	3,563	13
Bouygues SA	876	30
Bureau Veritas SA (f)	1,088	25
Capgemini SE	660	85
Carrefour SA	2,338	37
Casino Guichard Perrachon SA (f)	226	5
Cie de Saint-Gobain (f)	2,095	88
Cie Generale des Etablissements Michelin SCA	16,395	1,760
CNP Assurances (f)	694	9
Covivio REIT	137	10
Credit Agricole SA (f)	4,654	41
Danone SA	2,491	161
Dassault Aviation SA (f)	11	9
Dassault Systemes SE	537	100
Edenred	915	41
Eiffage SA (f)	301	25
Electricite de France SA	2,348	25
Engie SA (f)	7,578	101
EssilorLuxottica SA (f)	851	116
Eurazeo SE (f)	194	10
Eurofins Scientific SE (f)	46	36
Eutelsat Communications SA	722	7
Faurecia SE (f)	1,443	62
Gecina SA REIT	195	26
Getlink SE (f)	1,904	26
Hermes International	130	112
ICADE REIT	137	8
Iliad SA	107	20
Imerys SA	153	6
Ingenico Group SA (f)	243	38
Ipsen SA	155	16
JCDecaux SA (f)	304	5
Kering SA	313	208
Klepierre SA REIT	902	13
L'Oreal SA (BSRM)	1,040	338
Lagardere SCA (f)	490	12
Legrand SA	1,087	87
LVMH Moet Hennessy Louis Vuitton SE	1,154	540
Natixis SA (f)	3,881	9
Orange SA	8,178	85
Pernod Ricard SA	887	141
Peugeot SA (f)	11,226	204
Publicis Groupe SA	854	28
Remy Cointreau SA	95	17
Renault SA (f)	787	20
Rexel SA (f)	1,228	15
Safran SA (f)	1,368	135
Sanofi	4,584	459

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
France (cont'd)
Schneider Electric SE	2,332	$290
SCOR SE (f)	706	20
SEB SA	94	15
SES SA	1,501	11
Societe BIC SA	117	6
Societe Generale SA (f)	3,139	42
Sodexo SA	378	27
STMicroelectronics N.V.	2,775	85
Suez	1,805	33
Teleperformance	239	74
Thales SA	439	33
TOTAL SA	9,675	332
Ubisoft Entertainment SA (f)	260	23
Unibail-Rodamco-Westfield REIT	408	15
Unibail-Rodamco-Westfield REIT CDI	2,974	5
Valeo SA	4,424	136
Veolia Environnement SA	2,032	44
Vinci SA	2,076	173
Vivendi SA	4,239	118
Wendel SA	115	10
Worldline SA (f)	156	13
		8,306
Germany (1.9%)
1&1 Drillisch AG	229	5
Adidas AG (f)	769	248
Allianz SE (Registered)	1,840	353
BASF SE	3,783	230
Bayer AG (Registered)	3,413	211
Bayerische Motoren Werke AG	6,488	471
Bayerische Motoren Werke AG (Preference)	1,086	59
Beiersdorf AG	416	47
Brenntag AG	639	41
Commerzbank AG (f)	4,353	21
Continental AG	2,116	229
Covestro AG	662	33
Daimler AG (Registered)	17,105	923
Deutsche Bank AG (Registered) (f)	8,417	71
Deutsche Boerse AG	772	135
Deutsche Lufthansa AG (Registered) (f)	974	8
Deutsche Post AG (Registered)	3,982	181
Deutsche Telekom AG (Registered)	13,693	228
Deutsche Wohnen SE	1,453	73
E.ON SE	9,245	102
Evonik Industries AG	668	17
Fraport AG Frankfurt Airport Services Worldwide (f)	171	7
Fresenius Medical Care AG & Co., KGaA	888	75
Fresenius SE & Co., KGaA	1,711	78
Fuchs Petrolub SE (Preference)	287	15
GEA Group AG	721	25
Hannover Rueck SE (Registered)	245	38
HeidelbergCement AG	623	38
	Shares	Value (000)
Henkel AG & Co., KGaA	429	$40
Henkel AG & Co., KGaA (Preference)	738	77
Hochtief AG	79	6
Hugo Boss AG	264	7
Infineon Technologies AG	4,808	136
K+S AG (Registered)	780	5
KION Group AG	294	25
LANXESS AG	377	22
Linde PLC (f)	1,188	281
Merck KGaA	531	77
METRO AG	736	7
MTU Aero Engines AG	213	35
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	636	162
OSRAM Licht AG (f)	408	24
Porsche Automobil Holding SE (Preference) (f)	3,000	179
ProSiebenSat.1 Media SE (Registered) (f)	968	13
Puma SE (f)	261	24
QIAGEN N.V. (f)	896	47
RTL Group SA (f)	159	6
RWE AG	2,186	82
SAP SE	4,031	628
Schaeffler AG (Preference)	1,000	6
Siemens AG (Registered)	3,170	400
Symrise AG	512	71
Telefonica Deutschland Holding AG	3,079	8
thyssenKrupp AG (f)	1,787	9
Uniper SE	829	27
United Internet AG (Registered)	503	19
Volkswagen AG (f)	592	104
Volkswagen AG (Preference) (f)	3,582	576
Vonovia SE	2,015	138
Wirecard AG (f)	496	—	@
Zalando SE (f)	465	43
		7,246
Greece (0.0%)
National Bank of Greece SA (f)	9	—	@
Hong Kong (0.5%)
AIA Group Ltd.	52,200	519
ASM Pacific Technology Ltd.	1,000	10
Bank of East Asia Ltd. (The)	6,994	13
BOC Hong Kong Holdings Ltd.	18,500	49
Cathay Pacific Airways Ltd. (f)	5,000	3
CK Asset Holdings Ltd.	12,364	61
CK Hutchison Holdings Ltd.	11,364	69
CK Infrastructure Holdings Ltd.	4,000	19
CLP Holdings Ltd.	7,500	70
First Pacific Co., Ltd.	10,000	3
Galaxy Entertainment Group Ltd.	10,000	68
Hang Lung Group Ltd.	5,000	11
Hang Lung Properties Ltd.	10,000	25
Hang Seng Bank Ltd.	3,800	56
Henderson Land Development Co., Ltd.	7,644	28
The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Hong Kong (cont'd)
HK Electric Investments & HK Electric Investments Ltd.	12,500	$13
HKT Trust & HKT Ltd.	11,000	15
Hong Kong & China Gas Co., Ltd.	51,561	75
Hong Kong Exchanges & Clearing Ltd.	5,440	256
Hongkong Land Holdings Ltd.	5,600	21
Hysan Development Co., Ltd.	4,000	12
I-CABLE Communications Ltd. (f)	7,559	—	@
Jardine Matheson Holdings Ltd.	1,000	40
Kerry Properties Ltd.	3,500	9
Link REIT	9,882	81
Melco Resorts & Entertainment Ltd. ADR	900	15
MGM China Holdings Ltd.	3,600	4
MTR Corp., Ltd.	7,392	37
New World Development Co. Ltd.	7,841	38
NWS Holdings Ltd.	8,000	6
Pacific Century Premium Developments Ltd. (f)	2,160	1
PCCW Ltd.	21,000	13
Power Assets Holdings Ltd.	6,500	34
Sands China Ltd.	11,600	45
Shangri-La Asia Ltd. (f)	8,000	6
Sino Land Co., Ltd.	17,725	21
SJM Holdings Ltd.	9,000	11
Sun Hung Kai Properties Ltd.	7,004	90
Swire Pacific Ltd., Class A	2,000	10
Swire Properties Ltd.	5,550	15
Techtronic Industries Co., Ltd.	6,500	86
WH Group Ltd.	39,500	32
Wharf Real Estate Investment Co., Ltd.	12,200	50
Wynn Macau Ltd. (f)	8,000	13
Yue Yuen Industrial Holdings Ltd.	4,000	6
		2,059
Ireland (0.1%)
AIB Group PLC (f)	3,316	3
Bank of Ireland Group PLC (f)	3,768	7
CRH PLC	3,431	124
Flutter Entertainment PLC (f)	332	53
Kerry Group PLC, Class A	645	83
		270
Italy (0.5%)
Assicurazioni Generali SpA	5,058	71
Atlantia SpA (f)	1,869	29
CNH Industrial N.V. (f)	4,274	33
Davide Campari-Milano	2,426	26
Enel SpA	33,642	292
Eni SpA	10,436	81
EXOR N.V.	444	24
Ferrari N.V.	2,394	439
Fiat Chrysler Automobiles N.V. (f)	21,806	268
Intesa Sanpaolo SpA (f)	55,945	105
Leonardo SpA	1,685	10
	Shares	Value (000)
Mediobanca Banca di Credito Finanziario SpA	2,344	$18
Pirelli & C SpA (f)	79,275	340
Poste Italiane SpA	2,151	19
Prysmian SpA	852	25
Recordati SpA	449	23
Snam SpA	9,450	49
Telecom Italia SpA	71,769	29
Tenaris SA	1,951	10
Terna Rete Elettrica Nazionale SpA	5,867	41
UniCredit SpA (f)	8,182	68
UnipolSai Assicurazioni SpA	4,062	11
		2,011
Japan (1.8%)
Aisin Seiki Co., Ltd.	2,726	87
Bridgestone Corp.	60,061	1,899
Denso Corp.	6,909	303
Honda Motor Co., Ltd.	25,588	608
Isuzu Motors Ltd.	9,145	80
JTEKT Corp.	2,820	22
Koito Manufacturing Co., Ltd.	1,752	89
Mazda Motor Corp.	8,756	51
Mitsubishi Motors Corp. (f)	8,756	19
NGK Spark Plug Co., Ltd.	2,336	41
Nissan Motor Co., Ltd. (f)	37,848	134
Stanley Electric Co., Ltd.	1,947	56
Subaru Corp.	9,729	189
Sumitomo Electric Industries Ltd.	11,676	131
Sumitomo Rubber Industries Ltd.	21,831	203
Toyo Tire Corp.	11,400	185
Toyoda Gosei Co., Ltd.	1,168	27
Toyota Industries Corp.	2,531	160
Toyota Motor Corp.	33,275	2,208
Yamaha Motor Co., Ltd.	4,378	64
Yokohama Rubber Co., Ltd. (The)	13,857	197
		6,753
Netherlands (0.6%)
ABN Amro Bank N.V. CVA	1,755	15
Aegon N.V.	7,272	19
AerCap Holdings N.V. (f)	600	15
Akzo Nobel N.V.	923	93
Altice Europe N.V. (f)	2,239	11
ASML Holding N.V.	1,629	602
Basic-Fit N.V. (f)	3,193	76
Boskalis Westminster (f)	373	8
Coca-Cola European Partners PLC	900	35
Heineken Holding N.V.	475	37
Heineken N.V.	1,070	95
ING Groep N.V. (f)	16,088	115
Koninklijke Ahold Delhaize N.V.	5,421	160
Koninklijke DSM N.V.	746	123
Koninklijke KPN N.V.	14,131	33
Koninklijke Philips N.V. (f)	3,947	186

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Netherlands (cont'd)
Koninklijke Vopak N.V.	288	$16
NN Group N.V.	1,251	47
Randstad N.V. (f)	485	25
Unilever N.V.	6,720	408
Wolters Kluwer N.V.	1,242	106
		2,225
New Zealand (0.1%)
Auckland International Airport Ltd. (f)	8,426	41
Contact Energy Ltd.	6,107	27
Fletcher Building Ltd. (f)	5,762	15
Mercury NZ Ltd.	5,917	20
Meridian Energy Ltd.	10,965	36
Ryman Healthcare Ltd.	3,227	30
Spark New Zealand Ltd.	15,294	48
		217
Norway (0.1%)
Akastor ASA (f)	892	1
Aker Carbon Capture AS (f)	669	—	@
Aker Offshore Wind Holding AS (f)	669	—	@
Aker Solutions ASA (f)	892	1
DNB ASA (f)	4,504	63
Equinor ASA	5,009	71
Kvaerner ASA (f)	816	1
Norsk Hydro ASA (f)	5,242	14
Orkla ASA	3,898	39
REC Silicon ASA (f)	649	—	@
Seadrill Ltd. (f)	1	—	@
Subsea 7 SA (f)	1,189	9
Telenor ASA	6,190	104
Yara International ASA	776	30
		333
Poland (0.0%)
Jeronimo Martins SGPS SA	2,786	45
Portugal (0.0%)
Galp Energia SGPS SA	2,600	24
Pharol SGPS SA (Registered) (f)	11,120	2
		26
South Africa (0.0%)
Nedbank Group Ltd.	633	4
Old Mutual Ltd.	19,716	12
		16
Spain (0.3%)
ACS Actividades de Construccion y Servicios SA	1,049	24
Aena SME SA (f)	277	38
Amadeus IT Group SA	1,807	100
Banco Bilbao Vizcaya Argentaria SA	27,331	76
Banco de Sabadell SA	22,275	8
Banco Santander SA (f)	66,432	124
Bankia SA	4,118	6
Bankinter SA	2,774	12
CaixaBank SA	14,871	32
	Shares	Value (000)
Enagas SA	939	$22
Endesa SA	1,308	35
Ferrovial SA	2,034	49
Grifols SA	1,228	35
Iberdrola SA	23,703	292
Industria de Diseno Textil SA	4,465	123
International Consolidated Airlines Group SA	2,565	3
Mapfre SA	4,445	7
Melia Hotels International SA (f)	14,735	54
Naturgy Energy Group SA	1,452	29
Red Electrica Corp., SA	1,793	34
Repsol SA	5,281	36
Siemens Gamesa Renewable Energy SA	1,000	27
Telefonica SA	18,669	64
Telepizza Group SA (f)	156	1
		1,231
Sweden (0.5%)
Alfa Laval AB (f)	1,371	30
Assa Abloy AB, Class B	4,670	109
Atlas Copco AB, Class A	3,100	148
Atlas Copco AB, Class B	1,804	75
Boliden AB	1,251	37
Electrolux AB, Class B	1,108	26
Electrolux Professional AB (f)	1,099	4
Epiroc AB, Class A	3,100	45
Epiroc AB, Class B	1,919	27
Essity AB, Class B (f)	2,848	96
Getinge AB, Class B	1,110	24
Hennes & Mauritz AB, Class B	4,306	74
Hexagon AB, Class B (f)	1,192	90
Husqvarna AB, Class B	1,961	22
ICA Gruppen AB	390	20
Industrivarden AB, Class C (f)	834	22
Investor AB, Class B	2,152	141
Kinnevik AB	1,152	47
L E Lundbergforetagen AB, Class B (f)	382	19
Lundin Energy AB	864	17
Millicom International Cellular SA SDR	327	10
Modern Times Group MTG AB, Class B (f)	44	1
Nordic Entertainment Group AB, Class B (f)	44	2
Sandvik AB (f)	5,141	101
Securitas AB, Class B (f)	1,445	22
Skandinaviska Enskilda Banken AB, Class A (f)	7,057	63
Skanska AB, Class B (f)	1,569	33
SKF AB, Class B	1,759	36
Svenska Handelsbanken AB, Class A (f)	6,968	58
Swedbank AB, Class A (f)	4,171	65
Swedish Match AB	836	68
Tele2 AB, Class B	1,653	23
Telefonaktiebolaget LM Ericsson, Class B	14,612	160
Telia Co., AB	11,968	49
Volvo AB, Class B (f)	7,191	138
		1,902

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Switzerland (1.7%)
ABB Ltd. (Registered)	15,641	$398
Adecco Group AG (Registered)	627	33
Alcon, Inc. (f)	1,967	111
Cie Financiere Richemont SA (Registered)	2,222	149
Credit Suisse Group AG (Registered)	7,378	74
Geberit AG (Registered)	375	222
Givaudan SA (Registered)	44	190
Idorsia Ltd. (f)	503	13
Julius Baer Group Ltd.	1,051	45
Kuehne & Nagel International AG (Registered)	337	65
LafargeHolcim Ltd. (Registered) (f) (Euronext)	1,910	87
LafargeHolcim Ltd. (Registered) (f) (SIX)	166	8
Lonza Group AG (Registered)	235	145
Nestle SA (Registered)	16,332	1,944
Novartis AG (Registered)	10,107	877
Roche Holding AG (Genusschein)	2,751	942
SGS SA (Registered)	26	70
Siemens Energy AG (f)	1,585	43
Sonova Holding AG (Registered) (f)	435	110
Swatch Group AG (The)	159	37
Swiss Re AG	615	46
Swisscom AG (Registered)	311	165
Transocean Ltd. (f)	1,913	2
UBS Group AG (Registered)	12,706	142
Zurich Insurance Group AG	1,085	378
		6,296
United Kingdom (2.6%)
3i Group PLC	4,619	59
Admiral Group PLC	956	32
Anglo American PLC	5,995	145
Antofagasta PLC	1,915	25
Ashtead Group PLC	2,395	86
Associated British Foods PLC	1,697	41
AstraZeneca PLC	5,702	623
Auto Trader Group PLC	4,887	36
Aviva PLC	19,475	72
Babcock International Group PLC	1,273	4
BAE Systems PLC	15,137	94
Barclays PLC (f)	76,403	96
Barratt Developments PLC	4,717	29
Berkeley Group Holdings PLC	608	33
BHP Group PLC	9,893	211
BP PLC	87,860	254
British American Tobacco PLC	10,120	363
British Land Co., PLC (The) REIT	4,658	20
BT Group PLC	40,614	51
Bunzl PLC	1,590	51
Burberry Group PLC	2,099	42
Capita PLC (f)	3,863	2
Carnival PLC	906	12
Centrica PLC	25,312	13
	Shares	Value (000)
Coca-Cola HBC AG (f)	913	$23
Compass Group PLC	7,054	106
ConvaTec Group PLC	6,675	15
Croda International PLC	608	49
DCC PLC	425	33
Diageo PLC	11,181	384
Direct Line Insurance Group PLC	6,389	22
Dixons Carphone PLC	5,049	6
easyJet PLC	789	5
Experian PLC	4,522	170
Ferguson PLC	1,176	118
Fresnillo PLC	1,140	18
G4S PLC (f)	6,550	17
GlaxoSmithKline PLC	22,079	414
Glencore PLC (f)	55,105	114
Hammerson PLC REIT (f)	793	—	@
Hargreaves Lansdown PLC	1,243	25
Hikma Pharmaceuticals PLC	684	23
HSBC Holdings PLC	90,206	353
IMI PLC	1,324	18
Imperial Brands PLC	4,161	74
InterContinental Hotels Group PLC (f)	10,109	531
Intertek Group PLC	781	64
Intu Properties PLC REIT (f)	5,299	—	@
Investec PLC	3,345	6
ITV PLC	17,090	15
J Sainsbury PLC	7,901	20
Johnson Matthey PLC	911	28
Kingfisher PLC	10,186	39
Land Securities Group PLC REIT	3,515	24
Legal & General Group PLC	28,615	70
Lloyds Banking Group PLC (f)	321,808	109
London Stock Exchange Group PLC	1,537	176
M&G PLC	11,531	24
Marks & Spencer Group PLC	8,120	10
Mediclinic International PLC	1,879	7
Meggitt PLC	3,776	13
Melrose Industries PLC (f)	17,615	26
Micro Focus International PLC (f)	1,468	5
Mondi PLC	1,740	37
National Grid PLC	15,212	175
Next PLC	680	52
Ninety One PLC (f)	1,672	4
Paragon Offshore PLC (f)(h)	303	—
Pearson PLC	3,983	28
Persimmon PLC	1,445	46
Provident Financial PLC (f)	917	2
Prudential PLC	11,586	166
Quilter PLC	7,967	13
Reckitt Benckiser Group PLC	3,018	294
RELX PLC (Euronext N.V.)	4,935	110
RELX PLC (LSE)	5,143	115
Rio Tinto PLC	19,351	1,164

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United Kingdom (cont'd)
Rolls-Royce Holdings PLC	7,917	$13
Royal Bank of Scotland Group PLC (f)	17,032	23
Royal Dutch Shell PLC, Class A	20,099	251
Royal Dutch Shell PLC, Class B	16,836	204
Royal Mail PLC	4,551	14
RSA Insurance Group PLC	4,901	29
Sage Group PLC (The)	5,214	49
Schroders PLC	603	21
Segro PLC REIT	4,773	57
Severn Trent PLC	1,169	37
Smith & Nephew PLC	4,215	83
Smiths Group PLC	1,878	33
SSE PLC	4,827	75
St. James's Place PLC	2,509	30
Standard Chartered PLC (f)	15,915	73
Standard Life Aberdeen PLC	11,117	32
Tate & Lyle PLC	2,231	19
Taylor Wimpey PLC	15,388	22
Tesco PLC	40,719	112
Travis Perkins PLC	1,211	17
TUI AG	2,220	8
Unilever PLC	5,697	351
United Utilities Group PLC	3,244	36
Vodafone Group PLC	119,724	159
Weir Group PLC (The)	1,065	17
Whitbread PLC (f)	9,590	262
Wm Morrison Supermarkets PLC	10,067	22
WPP PLC	6,145	48
		9,851
United States (28.5%)
3M Co.	5,110	819
Abbott Laboratories	4,134	450
AbbVie, Inc.	4,194	367
ABIOMED, Inc. (f)	164	45
Accenture PLC, Class A	1,455	329
Activision Blizzard, Inc.	1,693	137
Acuity Brands, Inc.	238	24
Adobe, Inc. (f)	1,227	602
Advance Auto Parts, Inc.	249	38
Advanced Micro Devices, Inc. (f)	2,301	189
AES Corp.	2,045	37
Affiliated Managers Group, Inc.	283	19
Aflac, Inc.	1,834	67
Agilent Technologies, Inc.	817	82
AGNC Investment Corp. REIT	1,484	21
Air Products & Chemicals, Inc.	579	172
Akamai Technologies, Inc. (f)	476	53
Albemarle Corp.	264	24
Alexandria Real Estate Equities, Inc. REIT	197	32
Alexion Pharmaceuticals, Inc. (f)	496	57
Align Technology, Inc. (f)	170	56
	Shares	Value (000)
Alkermes PLC (f)	449	$7
Alleghany Corp.	51	27
Allegion PLC	822	81
Alliance Data Systems Corp.	268	11
Alliant Energy Corp.	540	28
Allstate Corp. (The)	869	82
Ally Financial, Inc.	1,301	33
Alnylam Pharmaceuticals, Inc. (f)	243	35
Alphabet, Inc., Class A (f)	659	966
Alphabet, Inc., Class C (f)	813	1,195
Altice USA, Inc., Class A (f)	1,477	38
Altria Group, Inc.	4,325	167
Amazon.com, Inc. (f)	1,068	3,363
Amcor PLC	3,738	41
AMERCO	63	22
Ameren Corp.	569	45
American Airlines Group, Inc.	292	4
American Electric Power Co., Inc.	1,253	102
American Express Co.	1,633	164
American Financial Group, Inc.	267	18
American International Group, Inc.	2,047	56
American Tower Corp. REIT	1,064	257
American Water Works Co., Inc.	443	64
Ameriprise Financial, Inc.	278	43
AmerisourceBergen Corp.	458	44
AMETEK, Inc.	1,914	190
Amgen, Inc.	1,433	364
Amphenol Corp., Class A	640	69
Analog Devices, Inc.	987	115
Annaly Capital Management, Inc. REIT	4,134	29
ANSYS, Inc. (f)	196	64
Anthem, Inc.	584	157
AO Smith Corp.	1,315	69
Aon PLC	546	113
Apache Corp.	1,119	11
Apple, Inc.	43,128	4,995
Applied Materials, Inc.	2,190	130
Aptiv PLC	4,774	438
Aramark	768	20
Arch Capital Group Ltd. (f)	1,319	39
Archer-Daniels-Midland Co.	1,259	59
Arconic Corp. (f)	357	7
Arista Networks, Inc. (f)	185	38
Arrow Electronics, Inc. (f)	293	23
Arthur J Gallagher & Co.	550	58
Assurant, Inc.	217	26
AT&T, Inc.	16,732	477
Athene Holding Ltd., Class A (f)	470	16
Atmos Energy Corp.	215	21
Autodesk, Inc. (f)	579	134
Autoliv, Inc.	1,452	106
Automatic Data Processing, Inc.	1,047	146
AutoZone, Inc. (f)	87	102

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
AvalonBay Communities, Inc. REIT	389	$58
Avery Dennison Corp.	202	26
Axalta Coating Systems Ltd. (f)	738	16
Baker Hughes Co.	1,508	20
Ball Corp.	841	70
Bank of America Corp.	21,264	512
Bank of New York Mellon Corp. (The)	2,049	70
Baxter International, Inc.	1,230	99
Becton Dickinson & Co.	559	130
Berkshire Hathaway, Inc., Class B (f)	2,908	619
Best Buy Co., Inc.	539	60
Biogen, Inc. (f)	493	140
BioMarin Pharmaceutical, Inc. (f)	528	40
BlackRock, Inc.	220	124
Boeing Co. (The)	4,663	771
Booking Holdings, Inc. (f)	158	270
BorgWarner, Inc.	3,728	144
Boston Properties, Inc. REIT	545	44
Boston Scientific Corp. (f)	3,263	125
Brighthouse Financial, Inc. (f)	268	7
Bristol-Myers Squibb Co.	5,422	327
Broadcom, Inc.	873	318
Broadridge Financial Solutions, Inc.	207	27
Brown-Forman Corp., Class B	787	59
Bunge Ltd.	493	23
Burlington Stores, Inc. (f)	232	48
Cabot Oil & Gas Corp.	1,385	24
Cadence Design Systems, Inc. (f)	600	64
Camden Property Trust REIT	341	30
Campbell Soup Co.	484	23
Capital One Financial Corp.	1,147	82
Capri Holdings Ltd. (f)	511	9
Cardinal Health, Inc.	654	31
CarMax, Inc. (f)	496	46
Carnival Corp.	1,368	21
Carrier Global Corp.	7,717	236
Caterpillar, Inc.	4,927	735
Cboe Global Markets, Inc.	291	26
CBRE Group, Inc., Class A (f)	1,032	48
CDK Global, Inc.	334	15
CDW Corp.	412	49
Celanese Corp.	241	26
Centene Corp. (f)	1,662	97
CenterPoint Energy, Inc.	1,575	30
CenturyLink, Inc.	2,906	29
Cerner Corp.	849	61
CF Industries Holdings, Inc.	766	24
CH Robinson Worldwide, Inc.	1,194	122
Charles Schwab Corp. (The)	2,768	100
Charter Communications, Inc., Class A (f)	453	283
Chemours Co. (The)	464	10
Cheniere Energy, Inc. (f)	512	24
	Shares	Value (000)
Chevron Corp.	4,373	$315
Chipotle Mexican Grill, Inc. (f)	92	114
Choice Hotels International, Inc.	2,634	226
Chubb Ltd.	1,120	130
Church & Dwight Co., Inc.	567	53
Cigna Corp.	821	139
Cimarex Energy Co.	254	6
Cincinnati Financial Corp.	447	35
Cintas Corp.	790	263
Cisco Systems, Inc.	10,142	399
CIT Group, Inc.	277	5
Citigroup, Inc.	5,393	232
Citizens Financial Group, Inc.	1,348	34
Citrix Systems, Inc.	260	36
Clorox Co. (The)	246	52
CME Group, Inc.	964	161
CMS Energy Corp.	608	37
Coca-Cola Co. (The)	9,534	471
Cognex Corp.	495	32
Cognizant Technology Solutions Corp., Class A	1,326	92
Colgate-Palmolive Co.	1,880	145
Comcast Corp., Class A	10,430	482
Comerica, Inc.	532	20
CommScope Holding Co., Inc. (f)	568	5
Conagra Brands, Inc.	1,109	40
Concho Resources, Inc.	510	23
ConocoPhillips	2,586	85
Consolidated Edison, Inc.	841	65
Constellation Brands, Inc., Class A	482	91
Continental Resources, Inc.	331	4
Cooper Cos., Inc. (The)	177	60
Cooper Tire & Rubber Co.	3,800	120
Copart, Inc. (f)	1,882	198
Corning, Inc.	1,838	60
Corteva, Inc.	1,710	49
CoStar Group, Inc. (f)	452	384
Costco Wholesale Corp.	1,043	370
Coty, Inc., Class A	960	3
Crown Castle International Corp. REIT	1,081	180
Crown Holdings, Inc. (f)	378	29
CSX Corp.	6,637	515
Cummins, Inc.	1,390	294
CVS Health Corp.	2,939	172
Danaher Corp.	1,463	315
Darden Restaurants, Inc.	329	33
DaVita, Inc. (f)	335	29
Deere & Co.	2,594	575
Dell Technologies, Inc., Class C (f)	441	30
Delta Air Lines, Inc.	1,508	46
DENTSPLY SIRONA, Inc.	780	34
Devon Energy Corp.	1,335	13
DexCom, Inc. (f)	227	94
Diamondback Energy, Inc.	541	16

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Digital Realty Trust, Inc. REIT	536	$79
Discover Financial Services	855	49
Discovery, Inc., Class A (f)	441	10
Discovery, Inc., Class C (f)	1,144	22
DISH Network Corp., Class A (f)	705	20
DocuSign, Inc. (f)	164	35
Dollar General Corp.	523	110
Dollar Tree, Inc. (f)	536	49
Dominion Energy, Inc.	1,933	153
Domino's Pizza, Inc.	236	100
Dover Corp.	1,357	147
Dow, Inc.	1,705	80
DR Horton, Inc.	42,058	3,181
Dropbox, Inc., Class A (f)	571	11
DTE Energy Co.	446	51
Duke Energy Corp.	1,686	149
Duke Realty Corp. REIT	968	36
DuPont de Nemours, Inc.	1,674	93
DXC Technology Co.	728	13
E*Trade Financial Corp.	865	43
Eagle Materials, Inc.	1,057	91
East West Bancorp, Inc.	492	16
Eastman Chemical Co.	377	29
Eaton Corp., PLC	3,658	373
Eaton Vance Corp.	305	12
eBay, Inc.	2,047	107
Ecolab, Inc.	522	104
Edison International	849	43
Edwards Lifesciences Corp. (f)	1,844	147
Elanco Animal Health, Inc. (f)	780	22
Electronic Arts, Inc. (f)	663	86
Eli Lilly & Co.	2,154	319
Emerson Electric Co.	5,338	350
Entergy Corp.	471	46
EOG Resources, Inc.	1,348	48
EPAM Systems, Inc. (f)	192	62
Equifax, Inc.	1,006	158
Equinix, Inc. REIT	185	141
Equitable Holdings, Inc.	831	15
Equity Lifestyle Properties, Inc. REIT	470	29
Equity Residential REIT	1,006	52
Erie Indemnity Co., Class A	90	19
ESC Seventy Seven (f)(h)	275	—
Essex Property Trust, Inc. REIT	232	47
Estee Lauder Cos., Inc. (The), Class A	564	123
Everest Re Group Ltd.	243	48
Evergy, Inc.	600	30
Eversource Energy	825	69
Exact Sciences Corp. (f)	351	36
Exelon Corp.	2,235	80
Expedia Group, Inc.	325	30
Expeditors International of Washington, Inc.	1,531	139
	Shares	Value (000)
Extended Stay America, Inc. (Units) (i)	8,667	$104
Extra Space Storage, Inc. REIT	249	27
Exxon Mobil Corp.	9,719	334
F5 Networks, Inc. (f)	206	25
Facebook, Inc., Class A (f)	5,617	1,471
Factset Research Systems, Inc.	235	79
Fastenal Co.	4,976	224
Federal Realty Investment Trust REIT	262	19
FedEx Corp.	2,126	535
Fidelity National Financial, Inc.	8,119	254
Fidelity National Information Services, Inc.	1,316	194
Fifth Third Bancorp	1,902	41
First American Financial Corp.	3,114	159
First Republic Bank	456	50
FirstEnergy Corp.	1,279	37
Fiserv, Inc. (f)	1,388	143
FleetCor Technologies, Inc. (f)	203	48
Flex Ltd. (f)	1,600	18
FLIR Systems, Inc.	370	13
Flowserve Corp.	355	10
Fluor Corp.	378	3
FMC Corp.	264	28
Ford Motor Co.	69,775	465
Fortinet, Inc. (f)	415	49
Fortive Corp.	2,598	198
Fortune Brands Home & Security, Inc.	1,324	115
Fox Corp., Class A	1,128	31
Fox Corp., Class B (f)	504	14
Franklin Resources, Inc.	866	18
Freeport-McMoRan, Inc.	3,192	50
Gap, Inc. (The)	778	13
Garmin Ltd.	264	25
Gartner, Inc. (f)	217	27
General Dynamics Corp.	2,134	295
General Electric Co.	75,774	472
General Mills, Inc.	1,301	80
General Motors Co.	22,925	678
Genuine Parts Co.	508	48
Gilead Sciences, Inc.	2,884	182
Global Payments, Inc.	644	114
Globe Life, Inc.	274	22
GoDaddy, Inc., Class A (f)	507	39
Goldman Sachs Group, Inc. (The)	864	174
Goodyear Tire & Rubber Co. (The)	16,600	127
GrubHub, Inc. (f)	308	22
H&R Block, Inc.	722	12
Halliburton Co.	2,560	31
Hanesbrands, Inc.	1,149	18
Harley-Davidson, Inc.	452	11
Hartford Financial Services Group, Inc. (The)	963	35
Hasbro, Inc.	317	26
HCA Healthcare, Inc.	556	69
HD Supply Holdings, Inc. (f)	1,527	63

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Healthpeak Properties, Inc. REIT	1,491	$40
HEICO Corp.	494	52
HEICO Corp., Class A	698	62
Helmerich & Payne, Inc.	278	4
Henry Schein, Inc. (f)	520	31
Hershey Co. (The)	422	60
Hess Corp.	551	23
Hewlett Packard Enterprise Co.	3,956	37
Hilton Worldwide Holdings, Inc.	15,279	1,304
HollyFrontier Corp.	465	9
Hologic, Inc. (f)	543	36
Home Depot, Inc. (The)	2,632	731
Honeywell International, Inc.	6,193	1,019
Hormel Foods Corp.	643	31
Host Hotels & Resorts, Inc. REIT	2,194	24
Howmet Aerospace, Inc.	3,864	65
HP, Inc.	3,524	67
Humana, Inc.	264	109
Huntington Bancshares, Inc.	3,152	29
Huntington Ingalls Industries, Inc.	474	67
Hyatt Hotels Corp., Class A	6,219	332
IAC/InterActiveCorp (f)	174	21
IDEX Corp.	606	111
IDEXX Laboratories, Inc. (f)	205	81
IHS Markit Ltd.	3,231	254
Illinois Tool Works, Inc.	2,829	547
Illumina, Inc. (f)	517	160
Incyte Corp. (f)	550	49
Ingersoll Rand, Inc. (f)	2,854	102
Ingredion, Inc.	334	25
Intel Corp.	10,277	532
Intercontinental Exchange, Inc.	1,310	131
International Business Machines Corp.	2,121	258
International Flavors & Fragrances, Inc.	256	31
International Paper Co.	830	34
Interpublic Group of Cos., Inc. (The)	1,136	19
Intuit, Inc.	609	199
Intuitive Surgical, Inc. (f)	211	150
Invesco Ltd.	1,270	14
Invitation Homes, Inc. REIT	1,368	38
Ionis Pharmaceuticals, Inc. (f)	364	17
IPG Photonics Corp. (f)	229	39
IQVIA Holdings, Inc. (f)	498	78
Iron Mountain, Inc. REIT	797	21
Jack Henry & Associates, Inc.	170	28
Jacobs Engineering Group, Inc.	1,204	112
Jazz Pharmaceuticals PLC (f)	207	30
JB Hunt Transport Services, Inc.	759	96
Jefferies Financial Group, Inc.	788	14
JM Smucker Co. (The)	202	23
Johnson & Johnson	6,215	925
Johnson Controls International PLC	6,802	278
	Shares	Value (000)
Jones Lang LaSalle, Inc.	179	$17
JPMorgan Chase & Co.	7,716	743
Juniper Networks, Inc.	1,112	24
Kansas City Southern	856	155
KB Home	10,455	401
Kellogg Co.	601	39
KeyCorp	2,947	35
Keysight Technologies, Inc. (f)	459	45
Kimberly-Clark Corp.	809	119
Kimco Realty Corp. REIT	1,385	16
Kinder Morgan, Inc.	4,644	57
KKR & Co., Inc., Class A	1,199	41
KLA Corp.	468	91
Knight-Swift Transportation Holdings, Inc.	1,142	46
Kohl's Corp.	471	9
Kraft Heinz Co. (The)	1,555	47
Kroger Co. (The)	1,880	64
L Brands, Inc.	701	22
L3Harris Technologies, Inc.	1,968	334
Laboratory Corp. of America Holdings (f)	247	47
Lam Research Corp.	426	141
Lamb Weston Holdings, Inc.	520	34
Las Vegas Sands Corp.	825	38
Lear Corp.	1,176	128
Leggett & Platt, Inc.	352	14
Leidos Holdings, Inc.	490	44
Lennar Corp., Class A	34,748	2,838
Lennox International, Inc.	435	119
Liberty Broadband Corp., Class C (f)	176	25
Liberty Global PLC, Class A (f)	543	11
Liberty Global PLC Series C (f)	1,349	28
Liberty Media Corp-Liberty SiriusXM, Class A (f)	305	10
Liberty Media Corp-Liberty SiriusXM, Class C (f)	490	16
Liberty Media Corp.-Liberty Formula One, Class C (f)	713	26
Lincoln National Corp.	717	22
Linde PLC	1,335	318
Live Nation Entertainment, Inc. (f)	521	28
LKQ Corp. (f)	988	27
Lockheed Martin Corp.	2,196	842
Loews Corp.	788	27
Louisiana-Pacific Corp.	3,078	91
Lowe's Cos., Inc.	1,866	309
Lululemon Athletica, Inc. (f)	185	61
LyondellBasell Industries N.V., Class A	632	45
M&T Bank Corp.	261	24
M/I Homes, Inc. (f)	3,281	151
Macerich Co. (The) REIT	313	2
Macy's, Inc.	848	5
ManpowerGroup, Inc.	307	23
Marathon Oil Corp.	2,355	10
Marathon Petroleum Corp.	1,560	46
Markel Corp. (f)	39	38

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
MarketAxess Holdings, Inc.	232	$112
Marriott International, Inc., Class A	18,263	1,691
Marriott Vacations Worldwide Corp.	2,040	185
Marsh & McLennan Cos., Inc.	1,274	146
Martin Marietta Materials, Inc.	1,945	458
Marvell Technology Group Ltd.	1,389	55
Masco Corp.	9,738	537
Mastercard, Inc., Class A	2,238	757
Match Group, Inc. (f)	491	54
Maxim Integrated Products, Inc.	560	38
McCormick & Co., Inc.	232	45
McDonald's Corp.	1,716	377
McKesson Corp.	467	70
MDC Holdings, Inc.	6,968	328
Medtronic PLC	3,165	329
MercadoLibre, Inc. (f)	252	273
Merck & Co., Inc.	5,959	494
Meritage Homes Corp. (f)	4,219	466
MetLife, Inc.	1,860	69
Mettler-Toledo International, Inc. (f)	89	86
MGIC Investment Corp.	9,571	85
MGM Resorts International	1,497	33
Microchip Technology, Inc.	526	54
Micron Technology, Inc. (f)	2,597	122
Microsoft Corp.	16,844	3,543
Mid-America Apartment Communities, Inc. REIT	205	24
Middleby Corp. (The) (f)	195	17
Mohawk Industries, Inc. (f)	2,141	209
Molson Coors Brewing Co., Class B	567	19
Mondelez International, Inc., Class A	3,207	184
MongoDB, Inc. (f)	216	50
Monster Beverage Corp. (f)	1,039	83
Moody's Corp.	504	146
Mosaic Co. (The)	1,262	23
Motorola Solutions, Inc.	476	75
MSCI, Inc.	197	70
Mylan N.V. (f)	1,492	22
Nasdaq, Inc.	208	26
National Oilwell Varco, Inc.	1,144	10
National Retail Properties, Inc. REIT	471	16
Nektar Therapeutics (f)	510	8
NetApp, Inc.	767	34
Netflix, Inc. (f)	1,063	532
Newell Brands, Inc.	1,337	23
Newmont Corp.	1,884	120
News Corp., Class A	1,155	16
NextEra Energy, Inc.	1,206	335
Nielsen Holdings PLC	3,506	50
NIKE, Inc., Class B	2,936	369
NiSource, Inc.	1,126	25
Noble Energy, Inc.	1,470	13
Nordson Corp.	372	71
	Shares	Value (000)
Nordstrom, Inc.	302	$4
Norfolk Southern Corp.	2,145	459
Northern Trust Corp.	532	41
Northrop Grumman Corp.	1,470	464
NortonLifeLock, Inc.	1,848	39
Norwegian Cruise Line Holdings Ltd. (f)	763	13
NRG Energy, Inc.	790	24
Nucor Corp.	856	38
NVIDIA Corp.	1,308	708
NVR, Inc. (f)	449	1,833
NXP Semiconductors N.V.	1,400	175
O'Reilly Automotive, Inc. (f)	171	79
Occidental Petroleum Corp.	2,563	26
OGE Energy Corp.	706	21
Okta, Inc. (f)	167	36
Old Dominion Freight Line, Inc.	981	177
Omnicom Group, Inc.	583	29
ON Semiconductor Corp. (f)	1,315	29
ONEOK, Inc.	1,349	35
Oracle Corp.	5,849	349
Otis Worldwide Corp.	3,858	241
Ovintiv, Inc.	909	7
Owens Corning	3,787	261
PACCAR, Inc.	2,991	255
Packaging Corp. of America	332	36
Palo Alto Networks, Inc. (f)	233	57
Parker Hannifin Corp.	1,043	211
Parsley Energy, Inc., Class A	795	7
Paychex, Inc.	840	67
Paycom Software, Inc. (f)	176	55
PayPal Holdings, Inc. (f)	2,565	505
Pentair PLC	1,495	68
People's United Financial, Inc.	1,279	13
PepsiCo, Inc.	3,280	455
PerkinElmer, Inc.	196	25
Perrigo Co., PLC	349	16
Pfizer, Inc.	13,122	482
Philip Morris International, Inc.	3,668	275
Phillips 66	1,097	57
Pinnacle West Capital Corp.	300	22
Pioneer Natural Resources Co.	496	43
Plains GP Holdings LP, Class A (f)	437	3
PNC Financial Services Group, Inc. (The)	1,051	116
Polaris, Inc.	199	19
PPG Industries, Inc.	521	64
PPL Corp.	1,665	45
Principal Financial Group, Inc.	773	31
Procter & Gamble Co. (The)	5,819	809
Progressive Corp. (The)	1,365	129
ProLogis, Inc. REIT	1,698	171
Prudential Financial, Inc.	1,033	66
PTC, Inc. (f)	299	25
Public Service Enterprise Group, Inc.	1,287	71

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Public Storage REIT	454	$101
Pulte Group, Inc.	30,126	1,395
PVH Corp.	262	16
Qorvo, Inc. (f)	230	30
QUALCOMM, Inc.	2,727	321
Quest Diagnostics, Inc.	275	31
Qurate Retail, Inc.	1,288	9
Ralph Lauren Corp.	282	19
Raymond James Financial, Inc.	345	25
Raytheon Technologies Corp.	12,999	748
Realty Income Corp. REIT	772	47
Regency Centers Corp. REIT	490	19
Regeneron Pharmaceuticals, Inc. (f)	185	104
Regions Financial Corp.	2,972	34
Reinsurance Group of America, Inc.	320	30
RenaissanceRe Holdings Ltd.	250	42
Republic Services, Inc.	1,904	178
ResMed, Inc.	409	70
Robert Half International, Inc.	1,072	57
Rockwell Automation, Inc.	974	215
Rollins, Inc.	1,482	80
Roper Technologies, Inc.	798	315
Ross Stores, Inc.	975	91
Royal Caribbean Cruises Ltd.	530	34
S&P Global, Inc.	577	208
Sabre Corp.	766	5
salesforce.com, Inc. (f)	1,907	479
SBA Communications Corp. REIT	198	63
Schlumberger Ltd.	3,173	49
Scotts Miracle-Gro Co. (The), Class A	1,559	238
Seagate Technology PLC	777	38
Sealed Air Corp.	448	17
Seattle Genetics, Inc. (f)	202	40
SEI Investments Co.	358	18
Sempra Energy	570	67
Sensata Technologies Holding PLC (f)	1,468	63
ServiceNow, Inc. (f)	546	265
Sherwin-Williams Co. (The)	191	133
Signature Bank	247	20
Simon Property Group, Inc. REIT	787	51
Sirius XM Holdings, Inc.	4,812	26
Skyline Champion Corp. (f)	1,565	42
Skyworks Solutions, Inc.	507	74
SL Green Realty Corp. REIT	295	14
Snap, Inc., Class A (f)	1,877	49
Snap-On, Inc.	554	82
Southern Co. (The)	2,484	135
Southwest Airlines Co.	1,338	50
Spectrum Brands Holdings, Inc.	14	1
Spirit AeroSystems Holdings, Inc., Class A	270	5
Splunk, Inc. (f)	427	80
Square, Inc., Class A (f)	818	133
	Shares	Value (000)
SS&C Technologies Holdings, Inc.	496	$30
Stanley Black & Decker, Inc.	1,410	229
Starbucks Corp.	2,890	248
State Street Corp.	825	49
Steel Dynamics, Inc.	773	22
STERIS PLC	203	36
Stewart Information Services Corp.	636	28
Stryker Corp.	897	187
Sun Communities, Inc. REIT	206	29
SVB Financial Group (f)	239	58
Synchrony Financial	1,850	48
Synopsys, Inc. (f)	430	92
Sysco Corp.	1,109	69
T Rowe Price Group, Inc.	533	68
T-Mobile US, Inc. (f)	1,047	120
Take-Two Interactive Software, Inc. (f)	199	33
Tapestry, Inc.	793	12
Targa Resources Corp.	703	10
Target Corp.	1,194	188
TD Ameritrade Holding Corp.	793	31
TE Connectivity Ltd.	877	86
TechnipFMC PLC	1,303	8
Teledyne Technologies, Inc. (f)	216	67
Teleflex, Inc.	163	55
Tesla, Inc. (f)	1,145	491
Texas Instruments, Inc.	2,190	313
Textron, Inc.	2,130	77
Thermo Fisher Scientific, Inc.	1,039	459
Tiffany & Co.	184	21
TJX Cos., Inc. (The)	2,906	162
Toll Brothers, Inc.	13,700	667
Tractor Supply Co.	218	31
Trane Technologies PLC	2,090	253
TransDigm Group, Inc.	526	250
TransUnion	1,749	147
Travelers Cos., Inc. (The)	530	57
Trimble, Inc. (f)	579	28
TripAdvisor, Inc.	281	6
Truist Financial Corp.	3,002	114
Twilio, Inc., Class A (f)	200	49
Twitter, Inc. (f)	1,662	74
Tyson Foods, Inc., Class A	648	39
Uber Technologies, Inc. (f)	6,645	242
UDR, Inc. REIT	774	25
UFP Industries, Inc.	1,586	90
UGI Corp.	519	17
Ulta Beauty, Inc. (f)	197	44
Under Armour, Inc., Class A (f)	545	6
Under Armour, Inc., Class C (f)	559	5
Union Pacific Corp.	6,007	1,183
United Airlines Holdings, Inc. (f)	332	12
United Parcel Service, Inc., Class B	6,017	1,003
United Rentals, Inc. (f)	606	106

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
UnitedHealth Group, Inc.	2,225	$694
Universal Health Services, Inc., Class B	192	21
Unum Group	748	13
US Bancorp	3,538	127
Vail Resorts, Inc.	241	52
Valero Energy Corp.	962	42
Varian Medical Systems, Inc. (f)	219	38
Veeva Systems, Inc., Class A (f)	245	69
Ventas, Inc. REIT	963	40
VEREIT, Inc. REIT	2,918	19
VeriSign, Inc. (f)	182	37
Verisk Analytics, Inc.	1,437	266
Verizon Communications, Inc.	9,531	567
Vertex Pharmaceuticals, Inc. (f)	606	165
VF Corp.	872	61
ViacomCBS, Inc., Class B	1,402	39
Visa, Inc., Class A	4,131	826
Vistra Energy Corp.	1,275	24
VMware, Inc., Class A (f)	194	28
Vornado Realty Trust REIT	505	17
Voya Financial, Inc.	512	25
Vulcan Materials Co.	4,075	552
Walgreens Boots Alliance, Inc.	1,920	69
Walmart, Inc.	3,203	448
Walt Disney Co. (The)	4,089	507
Waste Connections, Inc.	2,261	235
Waste Management, Inc.	3,831	434
Waters Corp. (f)	252	49
Watsco, Inc.	1,058	246
Wayfair, Inc., Class A (f)	214	62
WEC Energy Group, Inc.	820	79
Wells Fargo & Co.	10,017	235
Welltower, Inc. REIT	970	53
Western Digital Corp.	813	30
Western Union Co. (The)	1,332	29
Westinghouse Air Brake Technologies Corp.	1,622	100
Westlake Chemical Corp.	232	15
WestRock Co.	786	27
Weyerhaeuser Co. REIT	1,846	53
Whirlpool Corp.	219	40
Williams Cos., Inc. (The)	2,736	54
Willis Towers Watson PLC	257	54
Workday, Inc., Class A (f)	438	94
WP Carey, Inc. REIT	486	32
WR Berkley Corp.	519	32
WW Grainger, Inc.	407	145
Wyndham Hotels & Resorts, Inc.	4,039	204
Wynn Resorts Ltd.	338	24
Xcel Energy, Inc.	1,325	91
Xerox Holdings Corp.	721	14
Xilinx, Inc.	585	61
XPO Logistics, Inc. (f)	854	72
	Shares	Value (000)
Xylem, Inc.	1,696	$143
Yum! Brands, Inc.	787	72
Zebra Technologies Corp., Class A (f)	186	47
Zillow Group, Inc., Class C (f)	339	34
Zimmer Biomet Holdings, Inc.	520	71
Zions Bancorp NA	502	15
Zoetis, Inc.	1,104	183
		107,783
Total Common Stocks (Cost $134,372)		172,528
Preferred Stock (0.0%)
United States (0.0%)
Qurate Retail, Inc. (f) (Cost $5)	41	4
	No. of Rights
Right (0.0%)
United States (0.0%)
Bristol-Myers Squibb Co. (f) (Cost $5)	2,295	5
	No. of Warrants
Warrants (0.0%)
France (0.0%)
CGG SA, expires 2/21/22 (f) (Cost $—)	59	—	@
United States (0.0%)
Occidental Petroleum Corp., expires 8/3/27 (f) (Cost $2)	357	1
Total Warrants (Cost $2)		1
	Shares
Short-Term Investments (13.1%)
Investment Company (11.7%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $44,327)	44,327,016	44,327
	Face Amount (000)
U.S. Treasury Security (1.4%)
U.S. Treasury Bill,
0.16%, 1/28/21 (j)(k) (Cost $5,153)	$5,156	5,154
Total Short-Term Investments (Cost $49,480)		49,481
Total Investments (98.9%) (Cost $326,378) (l)(m)(n)		373,889
Other Assets in Excess of Liabilities (1.1%)		4,231
Net Assets (100.0%)		$378,120

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Security is subject to delayed delivery.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

(c)  Floating or variable rate securities: The rates disclosed are as of September 30, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Consolidated Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Consolidated Portfolio of Investments.

(d)  Inverse Floating Rate Security — Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at September 30, 2020.

(e)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of September 30, 2020.

(f)  Non-income producing security.

(g)  Security trades on the Hong Kong exchange.

(h)  At September 30, 2020, the Fund held fair valued securities valued at $0, representing 0.0% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Trust's (as defined herein) Trustees.

(i)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

(j)  All or a portion of the security was pledged to cover margin requirements for swap agreements.

(k)  Rate shown is the yield to maturity at September 30, 2020.

(l)  Securities are available for collateral in connection with securities purchased on a forward commitment basis, foreign currency forward exchange contracts, futures contracts and swap agreements.

(m)  The approximate fair value and percentage of net assets, $57,630,000 and 15.2%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Consolidated Financial Statements.

(n)  At September 30, 2020, the aggregate cost for federal income tax purposes is approximately $336,492,000. The aggregate gross unrealized appreciation is approximately $54,120,000 and the aggregate gross unrealized depreciation is approximately $14,087,000, resulting in net unrealized appreciation of approximately $40,033,000.

@  Value is less than $500.

ADR  American Depositary Receipt.

CDI  CHESS Depositary Interest.

CVA  Certificaten Van Aandelen.

EURIBOR  Euro Interbank Offered Rate.

Euronext  Euronext Paris Exchange.

Euronext N.V.  Euronext Amsterdam Stock Market.

IO  Interest Only.

LIBOR  London Interbank Offered Rate.

LSE  London Stock Exchange.

MTN  Medium Term Note.

NYSE  New York Stock Exchange.

OAT  Obligations Assimilables du Trésor (French Treasury Obligation).

OFZ  Obilgatsyi Federal'novo Zaima (Russian Federal Loan Obligation).

OMXH  Helsinki Stock Exchange.

REIT  Real Estate Investment Trust.

REMIC  Real Estate Mortgage Investment Conduit.

SDR  Swedish Depositary Receipt.

SIX  Swiss Exchange.

SOFR  Secured Overnight Financing Rate.

SSE  Stockholm Stock Exchange.

TBA  To Be Announced.

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at September 30, 2020:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Australia And New Zealand Banking Group		$952	GBP	720	12/1/20	$(23)
Bank of America NA		$154	CZK	3,385	12/1/20	(7)
Bank of America NA	CNH	10,096		$1,481	12/17/20	(— @)
Bank of America NA	PLN	252		$67	12/17/20	2
Bank of America NA		$304	ILS	1,040	12/17/20	(— @)
Bank of Montreal	HUF	11,918		$39	12/17/20	1
Bank of New York Mellon	EUR	381		$452	12/17/20	5
Barclays Bank PLC	EUR	320		$383	12/1/20	8
Barclays Bank PLC	EUR	202		$237	12/1/20	— @
Barclays Bank PLC	NZD	1,513		$989	12/1/20	(12)
Barclays Bank PLC		$6,655	JPY	708,528	12/1/20	68
Barclays Bank PLC	COP	2,621,457		$705	12/17/20	23
Barclays Bank PLC	EUR	81		$96	12/17/20	1
Barclays Bank PLC		$1,654	CNY	11,353	12/17/20	5
BNP Paribas SA	JPY	43,263		$410	12/1/20	(— @)
BNP Paribas SA		$156	COP	577,465	12/1/20	(6)
BNP Paribas SA		$155	PEN	545	12/1/20	(3)
BNP Paribas SA		$509	THB	15,946	12/1/20	(6)
BNP Paribas SA	CAD	55		$42	12/17/20	— @

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Foreign Currency Forward Exchange Contracts: (cont'd)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
BNP Paribas SA	CZK	3,331		$145	12/17/20	$—	@
BNP Paribas SA	EUR	241		$283	12/17/20	—	@
BNP Paribas SA	HKD	685		$88	12/17/20	(—	@)
BNP Paribas SA	INR	52,093		$703	12/17/20	2
BNP Paribas SA	JPY	70,072		$665	12/17/20	—	@
BNP Paribas SA	KRW	839,646		$708	12/17/20	(10)
BNP Paribas SA	NZD	172		$115	12/17/20	2
BNP Paribas SA	RUB	48,037		$636	12/17/20	23
BNP Paribas SA	RUB	14,337		$183	12/17/20	—	@
BNP Paribas SA	SEK	234		$27	12/17/20	1
BNP Paribas SA	TRY	41		$5	12/17/20	—	@
BNP Paribas SA	TWD	1,768		$61	12/17/20	—	@
BNP Paribas SA		$206	EUR	177	12/17/20	1
BNP Paribas SA		$1,170	GBP	910	12/17/20	5
BNP Paribas SA		$163	HKD	1,261	12/17/20	(—	@)
BNP Paribas SA		$19	IDR	285,595	12/17/20	—	@
BNP Paribas SA		$11	PEN	39	12/17/20	(—	@)
Citibank NA	CNH	1,055		$153	12/1/20	(2)
Citibank NA	MXN	16,024		$720	12/1/20	1
Citibank NA		$7,331	EUR	6,152	12/1/20	(110)
Citibank NA		$353	SGD	482	12/1/20	—	@
Citibank NA		$77	CZK	1,734	12/17/20	(2)
Citibank NA		$140	ILS	479	12/17/20	(—	@)
Citibank NA		$7	THB	223	12/17/20	(—	@)
Commonwealth Bank of Australia	EUR	149		$176	12/17/20	2
Commonwealth Bank of Australia	NZD	41		$28	12/17/20	—	@
Credit Suisse International	EUR	103		$122	12/17/20	1
Goldman Sachs International	MYR	960		$230	12/1/20	(—	@)
Goldman Sachs International	RUB	13,367		$178	12/1/20	7
Goldman Sachs International		$92	HUF	27,675	12/1/20	(3)
Goldman Sachs International		$1,644	KRW	1,947,574	12/1/20	22
Goldman Sachs International		$297	MXN	6,381	12/1/20	(11)
Goldman Sachs International		$154	RUB	11,405	12/1/20	(8)
Goldman Sachs International	CLP	468,992		$613	12/17/20	15
Goldman Sachs International	EUR	2,213		$2,628	12/17/20	29
Goldman Sachs International	GBP	130		$169	12/17/20	—	@
Goldman Sachs International	JPY	20,686		$196	12/17/20	—	@
Goldman Sachs International		$7,987	BRL	42,301	12/17/20	(471)
Goldman Sachs International		$226	CHF	205	12/17/20	(3)
Goldman Sachs International		$93	CZK	2,104	12/17/20	(2)
JPMorgan Chase Bank NA		$108	AUD	151	10/6/20	(—	@)
JPMorgan Chase Bank NA	AUD	151		$109	12/1/20	—	@
JPMorgan Chase Bank NA	CAD	278		$211	12/1/20	2
JPMorgan Chase Bank NA		$827	CHF	746	12/1/20	(16)
JPMorgan Chase Bank NA		$600	CNH	4,085	12/1/20	—	@
JPMorgan Chase Bank NA		$517	EUR	442	12/1/20	3
JPMorgan Chase Bank NA		$227	GBP	169	12/1/20	(8)
JPMorgan Chase Bank NA		$13	GBP	10	12/1/20	—	@
JPMorgan Chase Bank NA		$85	PLN	317	12/1/20	(3)
JPMorgan Chase Bank NA		$355	SEK	3,093	12/1/20	(9)
JPMorgan Chase Bank NA	CAD	258		$196	12/17/20	2
JPMorgan Chase Bank NA	EUR	2,261		$2,684	12/17/20	29
JPMorgan Chase Bank NA	NOK	474		$52	12/17/20	2
JPMorgan Chase Bank NA		$190	GBP	147	12/17/20	1
JPMorgan Chase Bank NA	ZAR	10		$1	12/17/20	—	@
JPMorgan Chase Bank NA	CNH	2,595		$373	8/12/21	(2)
JPMorgan Chase Bank NA		$589	CNH	4,185	8/12/21	16
JPMorgan Chase Bank NA		$10,322	CNH	73,272	8/12/21	268
State Street Bank and Trust Co.	AUD	100		$73	12/17/20	1
UBS AG	GBP	378		$487	10/5/20	—	@

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Foreign Currency Forward Exchange Contracts: (cont'd)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
UBS AG		$61	CAD	81	10/5/20	$	(—	@)
UBS AG	AUD	2,789		$2,002	12/1/20		4
UBS AG	AUD	125		$92	12/1/20		3
UBS AG	AUD	2,461		$1,752	12/1/20		(12)
UBS AG	CAD	81		$61	12/1/20		—	@
UBS AG	DKK	379		$60	12/1/20		1
UBS AG	EUR	230		$273	12/1/20		2
UBS AG		$3,966	CNH	27,457	12/1/20		67
UBS AG		$487	GBP	378	12/1/20		(—	@)
UBS AG		$26	JPY	2,746	12/1/20		(—	@)
UBS AG		$52	NOK	454	12/1/20		(3)
UBS AG		$154	RON	625	12/2/20		(4)
UBS AG	DKK	370		$59	12/17/20		1
UBS AG	EUR	4,789		$5,686	12/17/20		62
UBS AG	HKD	644		$83	12/17/20		(—	@)
UBS AG	HUF	224,528		$743	12/17/20		20
UBS AG	JPY	311,401		$2,956	12/17/20		(—	@)
UBS AG	MXN	210,435		$9,882	12/17/20		447
UBS AG	MXN	4,751		$213	12/17/20		—	@
UBS AG	SGD	172		$127	12/17/20		—	@
UBS AG	TRY	5,704		$738	12/17/20		16
UBS AG		$156	AUD	217	12/17/20		(—	@)
UBS AG		$1,552	CHF	1,406	12/17/20		(23)
UBS AG		$231	MXN	5,242	12/17/20		5
UBS AG	ZAR	13,023		$785	12/17/20		14
							$431

Futures Contracts:

The Fund had the following futures contracts open at September 30, 2020:

	Number of Contracts	Expiration Date	Notional Amount (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
Long:
100 oz Gold Future (United States)	20	Dec-20		$2	$3,791	$21
MSCI Emerging Market E Mini (United States)	81	Dec-20		4	4,409	1
NASDAQ 100 E Mini (United States)	9	Dec-20		— @	2,053	54
NYMEX WTI Crude Oil Futures (United States)	46	Nov-21		46	1,984	5
S&P 500 E Mini Index (United States)	145	Dec-20		8	24,302	119
SGX MSCI Singapore (Singapore)	30	Oct-20	SGD	3	621	3
U.S. Treasury 2 yr. Note (United States)	16	Dec-20		$3,200	3,535	2
U.S. Treasury Ultra Long Bond (United States)	79	Dec-20		7,900	12,634	10
Short:
Euro Stoxx 50 Index (Germany)	92	Dec-20	EUR	(1)	(3,445)	101
FTSE 100 Index (United Kingdom)	2	Dec-20	GBP	— @	(151)	5
German Euro BTP (Germany)	47	Dec-20	EUR	(4,700)	(8,132)	(103)
NIKKEI 225 Index (Japan)	46	Dec-20	JPY	(23)	(5,074)	(50)
U.S. Treasury 10 yr. Note (United States)	31	Dec-20		$(3,100)	(4,326)	(— @)
U.S. Treasury 10 yr. Ultra Long Bond (United States)	11	Dec-20		(1,100)	(1,759)	(4)
U.S. Treasury 5 yr. Note (United States)	9	Dec-20		(900)	(1,134)	(2)
U.S. Treasury Ultra Long Bond (United States)	39	Dec-20		(3,900)	(8,651)	71
						$233

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Interest Rate Swap Agreements:

The Fund had the following interest rate swap agreements open at September 30, 2020:

Swap Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Fixed Rate	Payment Frequency Paid/ Received	Maturity Date	Notional Amount (000)		Value (000)		Upfront Payment Paid (000)	Unrealized Appreciation (000)
JPMorgan Chase Bank NA	3 Month KORIBOR	Pay	1.83%	Quarterly/Quarterly	6/14/27	KRW	1,400,000	$71		$—	$71
Morgan Stanley & US CPI All Urban Co. LLC*	Consumers Index	Receive	1.24	Semi-Annual/Quarterly	3/30/30		$1,286	79		—	79
Morgan Stanley & US CPI All Urban Co. LLC*	Consumers Index	Receive	1.27	Semi-Annual/Quarterly	3/30/30		4,644	266		—	266
Morgan Stanley & US CPI All Urban Co. LLC*	Consumers Index	Receive	1.30	Semi-Annual/Quarterly	3/30/30		1,286	70		—	70
Morgan Stanley & US CPI All Urban Co. LLC*	Consumers Index	Receive	1.18	Semi-Annual/Quarterly	3/31/30		2,143	144		—	144
Morgan Stanley & US CPI All Urban Co. LLC*	Consumers Index	Receive	1.31	Semi-Annual/Quarterly	4/28/30		790	43		—	43
Morgan Stanley & US CPI All Urban Co. LLC*	Consumers Index	Receive	1.37	Semi-Annual/Quarterly	5/29/30		628	34		—	34
Morgan Stanley & US CPI All Urban Co. LLC*	Consumers Index	Receive	1.75	Semi-Annual/Quarterly	7/30/30		318	9		—	9
Morgan Stanley & US CPI All Urban Co. LLC*	Consumers Index	Receive	1.96	Semi-Annual/Quarterly	8/28/30		591	—	@	—	—	@
								$716		$—	$716

Total Return Swap Agreements:

The Fund had the following total return swap agreements open at September 30, 2020:

Swap Counterparty	Index	Pay/Receive Total Return of Referenced Index	Floating Rate	Payment Frequency	Maturity Date	Notional Amount (000)		Value (000)	Upfront Payment Paid (000)	Unrealized Appreciation (Depreciation) (000)
Barclays Bank PLC	Barclays Custom Covid-19 Basket Index††	Pay	3 Month USD LIBOR plus 0.11%	Quarterly	9/9/21		$978	$(65)	$—	$(65)
BNP Paribas SA	MSCI Emerging Markets Index	Receive	3 Month USD LIBOR plus 0.28%	Quarterly	1/26/21		21,336	147	—	147
BNP Paribas SA	BNP Custom U.S. Banks Index††	Receive	3 Month USD LIBOR plus 0.15%	Quarterly	9/16/21		886	(56)	—	(56)
BNP Paribas SA	BNP Custom IPO Basket Index††	Pay	3 Month USD LIBOR plus 1.00%	Quarterly	9/24/21		252	(23)	—	(23)
BNP Paribas SA	BNP Custom IPO Basket Index††	Pay	3 Month USD LIBOR plus 1.00%	Quarterly	9/24/21		588	(65)	—	(65)
JPMorgan Chase Bank NA	MSCI Japan Net Total Return Index	Receive	3 Month USD LIBOR plus 0.15%	Quarterly	2/10/21		16,602	806	—	806
JPMorgan Chase Bank NA	JPM EMU Growth Index††	Pay	3 Month EUR EURIBOR plus 0.05%	Quarterly	5/14/21	EUR	2,519	95	—	95
JPMorgan Chase Bank NA	JPM EMU Low Vol Index††	Pay	3 Month EUR EURIBOR plus 0.05%	Quarterly	5/14/21		2,494	148	—	148
JPMorgan Chase Bank NA	JPM EMU Value Index††	Receive	3 Month EUR EURIBOR plus 0.14%	Quarterly	5/14/21		5,241	(524)	—	(524)

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Total Return Swap Agreements: (cont'd)

Swap Counterparty	Index	Pay/Receive Total Return of Referenced Index	Floating Rate	Payment Frequency	Maturity Date	Notional Amount (000)	Value (000)	Upfront Payment Paid (000)	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank NA	JPM U.S. SPX 1500 Low Vol Index††	Pay	3 Month USD LIBOR plus 0.10%	Quarterly	5/14/21	$3,937	$158	$—	$158
JPMorgan Chase Bank NA	JPM U.S. SPX 1500 Low Vol Index††	Pay	3 Month USD LIBOR plus 0.10%	Quarterly	5/14/21	3,912	157	—	157
JPMorgan Chase Bank NA	JPM U.S. SPX 1500 Low Vol Index††	Pay	3 Month USD LIBOR plus 0.10%	Quarterly	5/14/21	3,844	154	—	154
JPMorgan Chase Bank NA	JPM U.S. SPX 1500 Low Vol Index††	Pay	3 Month USD LIBOR plus 0.10%	Quarterly	5/14/21	313	(8)	—	(8)
JPMorgan Chase Bank NA	JPM U.S. SPX 1500 Value Index††	Receive	3 Month USD LIBOR plus 0.10%	Quarterly	5/14/21	4,172	(280)	—	(280)
JPMorgan Chase Bank NA	JPM U.S. SPX 1500 Value Index††	Receive	3 Month USD LIBOR plus 0.10%	Quarterly	5/14/21	4,075	(273)	—	(273)
JPMorgan Chase Bank NA	JPM U.S. SPX 1500 Value Index††	Receive	3 Month USD LIBOR plus 0.10%	Quarterly	5/14/21	3,828	(257)	—	(257)
JPMorgan Chase Bank NA	JPM U.S. SPX 1500 Value Index††	Receive	3 Month USD LIBOR plus 0.10%	Quarterly	5/14/21	427	16	—	16
JPMorgan Chase Bank NA	JPM U.S. SPX 500 Growth Index††	Pay	3 Month USD LIBOR plus 0.10%	Quarterly	5/14/21	9,097	83	—	83
JPMorgan Chase Bank NA	JPM U.S. SPX 500 Growth Index††	Pay	3 Month USD LIBOR plus 0.10%	Quarterly	5/14/21	69	(2)	—	(2)
JPMorgan Chase Bank NA	JPM U.S. SPX 500 Low Vol Index††	Pay	3 Month USD LIBOR plus 0.10%	Quarterly	5/14/21	8,382	16	—	16
JPMorgan Chase Bank NA	JPM U.S. SPX 500 Value Index††	Receive	3 Month USD LIBOR plus 0.10%	Quarterly	5/14/21	18,207	(902)	—	(902)
JPMorgan Chase Bank NA	JPM U.S. SPX 500 Value Index††	Receive	3 Month USD LIBOR plus 0.10%	Quarterly	5/14/21	89	3	—	3
JPMorgan Chase Bank NA	JPM IPO Index††	Pay	3 Month USD LIBOR plus 1.24%	Quarterly	9/1/21	1,237	162	—	162
							$(510)	$—	$(510)

††  See tables below for details of the equity basket holdings underlying the swap.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

The following table represents the equity basket holdings underlying the total return swap with Barclays Custom Covid-19 Basket Index as of September 30, 2020:

Security Description	Shares	Value (000)	Index Weight
Barclays Custom Covid-19 Basket Index
Atlassian Corp. PLC-Class A	25,005	$4,546	8.98%
Citrix Systems, Inc.	32,328	4,452	8.80
Crowdstrike Holdings, Inc. — A	35,167	4,829	9.54
Everbridge, Inc.	33,302	4,187	8.27
Netflix, Inc.	8,645	4,323	8.54
Okta, Inc.	21,771	4,656	9.20
Ringcentral Inc. — Class A	16,250	4,462	8.82
Roku, Inc.	27,234	5,142	10.17
Slack Technologies, Inc. — Class A	146,722	3,941	7.79
Zoom Video Communications — A	11,920	5,604	11.08
Zscaler, Inc.	31,686	4,458	8.81
Total		$50,600	100.00%

The following table represents the equity basket holdings underlying the total return swap with BNP Custom U.S. Banks Index as of September 30, 2020:

Security Description	Shares	Value (000)	Index Weight
BNP Custom U.S. Banks Index
Bank of America Corp.	308,343	$7,428	21.41%
CIT Group, Inc.	3,298	58	0.17
Citigroup, Inc.	79,236	3,416	9.85
Citizens Financial Group	15,687	397	1.14
Comerica, Inc.	5,287	202	0.58
East West Bancorp, Inc.	4,961	162	0.47
Fifth Third Bancorp	25,079	535	1.54
First Republic Bank	5,750	627	1.81
Huntington Bancshares, Inc.	35,695	327	0.94
JPMorgan Chase & Co.	110,953	10,681	30.80
Keycorp	34,389	410	1.18
M & T Bank Corp.	4,440	409	1.18
People'S United Financial	13,619	140	0.40
PNC Financial Services Group	15,425	1,695	4.89
Regions Financial Corp.	34,597	399	1.15
Signature Bank	1,907	158	0.46
SVB Financial Group	1,793	431	1.24
Truist Financial Corp.	45,852	1,745	5.03
US Bancorp	51,605	1,850	5.33
Wells Fargo & Co.	146,120	3,435	9.90
Zions Bancorp NA	6,245	182	0.53
Total		$34,687	100.00%

The following table represents the equity basket holdings underlying the total return swap with BNP Custom IPO Basket Index as of September 30, 2020:

Security Description	Shares	Value (000)	Index Weight
BNP Custom IPO Basket Index
Berkeley Lights, Inc.	1,878	$143	13.15%
Duck Creek Technologies, Inc.	5,023	228	20.93
Li Auto Inc — ADR	21,351	371	34.04
Oak Street Health, Inc.	4,323	231	21.18
Vertex, Inc. — Class A	5,073	117	10.70
Total		$1,090	100.00%

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

The following table represents the equity basket holdings underlying the total return swap with JPM EMU Growth Index as of September 30, 2020:

Security Description	Shares	Value (000)	Index Weight
JPM EMU Growth Index
Adyen N.V.	121	$224	2.27%
Air Liquide SA	1,245	198	2.01
Airbus SE	2,785	203	2.06
Amundi SA	2,767	195	1.98
Beiersdorf AG	1,726	196	1.99
Biomerieux	1,272	200	2.03
Cellnex Telecom SA	3,347	204	2.07
Davide Campari-Milano N.V.	20,698	226	2.30
Delivery Hero SE	1,747	201	2.04
Deutsche Bank Ag-Registered	22,658	191	1.94
Deutsche Boerse AG	1,119	197	2.00
Deutsche Wohnen SE	4,237	212	2.16
E.On SE	17,599	194	1.98
Elia Group SA	1,968	196	2.00
Ferrari N.V.	1,129	207	2.11
Ferrovial SA	8,424	205	2.08
Finecobank SPA	13,970	192	1.96
Galapagos N.V.	1,082	154	1.56
Gea Group AG	5,579	196	2.00
Getlink SE	13,590	185	1.88
Groupe Bruxelles Lambert SA	2,306	208	2.11
Hannover Rueck SE	1,206	187	1.90
Hermes International	257	222	2.25
Iberdrola SA	16,004	197	2.00
Iliad SA	1,046	193	1.96
Just Eat Takeaway	1,866	209	2.13
Knorr-Bremse AG	1,755	207	2.10
Koninklijke Dsm N.V.	1,341	221	2.24
L'Oreal	638	208	2.11
Muenchener Rueckver AG	758	192	1.96
Nemetschek SE	2,752	202	2.05
Pernod Ricard SA	1,183	189	1.92
Prosus N.V.	2,108	194	1.98
Sartorius AG-Vorzug	539	221	2.25
Sartorius Stedim Biotech	661	228	2.31
Scout24 AG	2,398	209	2.13
Siemens Gamesa Renewable Energy	8,649	234	2.38
Symrise AG	1,640	227	2.31
Teamviewer AG	3,758	186	1.89
Teleperformance	695	215	2.18
Terna SPA	28,262	198	2.01
Ubisoft Entertainment	2,467	223	2.26
Umicore	4,434	185	1.88
Vonovia SE	3,146	216	2.20
Vopak	3,826	216	2.19
Wendel	2,153	195	1.99
Wolters Kluwer	2,588	221	2.25
Zalando SE	2,771	260	2.64
Total		$9,839	100.00%

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

The following table represents the equity basket holdings underlying the total return swap with JPM EMU Low Vol Index as of September 30, 2020:

Security Description	Shares	Value (000)	Index Weight
JPM EMU Low Vol Index
Ageas	5,626	$230	2.36%
Air Liquide SA	1,299	206	2.12
Akzo Nobel N.V.	2,291	232	2.39
Allianz SE-REG	1,022	196	2.01
Alstom	3,842	191	1.97
Asml Holding N.V.	597	220	2.26
Assicurazioni Generali	14,543	205	2.11
Dassault Systemes SA	1,186	222	2.28
Deutsche Boerse AG	1,168	205	2.11
Eni SPA	24,582	193	1.98
Essilorluxottica	1,676	228	2.34
Ferrovial SA	8,790	214	2.20
Getlink SE	14,181	193	1.98
Groupe Bruxelles Lambert SA	2,406	217	2.23
Hannover Rueck SE	1,258	195	2.00
Heineken Holding N.V.	2,540	198	2.03
Henkel AG & Co. KGaA	2,508	235	2.41
Hermes International	268	231	2.38
Iberdrola SA	16,700	206	2.11
ICADE	3,331	187	1.92
Koninklijke Dsm N.V.	1,399	231	2.37
Koninklijke Kpn N.V.	84,259	198	2.04
Legrand SA	2,780	222	2.28
L'Oreal	666	217	2.23
Lvmh Moet Hennessy Louis Vui	497	233	2.39
Mapfre SA	116,773	183	1.88
Merck KGaA	1,649	241	2.47
Michelin	2,047	220	2.26
Muenchener Rueckver AG-REG	791	201	2.06
Pernod Ricard SA	1,234	197	2.02
Prosus N.V.	2,200	203	2.08
Proximus	10,718	196	2.01
Recordati Industria Chimica	4,043	207	2.13
Red Electrica Corporacion SA	11,279	212	2.17
Sanofi	2,052	205	2.11
SAP SE	1,347	210	2.15
Schneider Electric SE	1,822	226	2.33
Snam SPA	41,110	211	2.17
Symrise AG	1,711	237	2.43
Teleperformance	725	224	2.30
Terna SPA	29,491	206	2.12
Total SE	5,716	196	2.01
UCB SA	1,712	195	2.00
Vinci SA	2,447	205	2.11
Vonovia SE	3,283	225	2.32
Wolters Kluwer	2,701	231	2.37
Total		$9,736	100.00%

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

The following table represents the equity basket holdings underlying the total return swap with JPM EMU Value Index as of September 30, 2020:

Security Description	Shares	Value (000)	Index Weight
JPM EMU Value Index
ACS Actividades Cons Y Serv	8,932	$203	2.08%
Aercap Holdings N.V.	7,450	188	1.93
Atlantia SPA	12,945	204	2.10
Atos SE	2,448	197	2.03
Banco Bilbao Vizcaya Argenta	65,842	183	1.88
Banco Santander SA	96,583	181	1.86
Bayer AG-REG	3,067	192	1.97
Bayerische Motoren Werke AG	3,191	232	2.38
Bayerische Motoren Werke-Pref	2,022	111	1.14
BNP Paribas	5,058	184	1.89
Bouygues SA	5,727	199	2.04
Capgemini SE	1,635	210	2.16
Carrefour SA	13,335	214	2.20
Casino Guichard Perrachon	7,639	186	1.91
CNP Assurances	17,147	215	2.21
Compagnie De Saint Gobain	5,492	232	2.39
Credit Agricole SA	21,423	188	1.93
Deutsche Telekom AG-REG	6,206	104	1.07
EIFFAGE	2,368	194	1.99
ENGIE	15,072	202	2.07
Fresenius Medical Care AG	2,352	199	2.04
Fresenius SE & Co. KGaA	4,188	191	1.96
Heidelbergcement AG	3,716	228	2.35
Hochtief AG	2,581	201	2.07
Ipsen	2,090	219	2.26
Klepierre	13,140	185	1.90
Koninklijke Ahold Delhaize N	7,273	215	2.21
Lanxess AG	4,001	230	2.37
Leonardo SPA	32,386	190	1.95
Metro AG	22,526	225	2.31
Natixis	86,353	195	2.00
Naturgy Energy Group SA	11,352	228	2.34
Nokia Oyj	41,949	165	1.69
Omv AG	6,546	180	1.85
Orange	8,968	93	0.96
Peugeot SA	12,871	234	2.40
Pirelli & C SPA	51,777	222	2.29
Publicis Groupe	6,331	205	2.10
Raiffeisen Bank International	12,234	187	1.93
Repsol SA	26,793	180	1.85
Societe Generale SA	13,903	184	1.90
Solvay SA	2,689	232	2.38
Stora Enso Oyj-R SHS	16,447	258	2.65
Suez	16,050	297	3.06
Telefonica SA	49,821	172	1.76
Unibail-Rodamco-Westfield	4,298	159	1.63
Uniper SE	5,963	193	1.98
Volkswagen AG	1,292	226	2.32
Volkswagen AG-Pref	1,367	220	2.26
Total		$9,732	100.00%

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

The following table represents the equity basket holdings underlying the total return swap with JPM U.S. SPX 1500 Low Vol Index as of September 30, 2020:

Security Description	Shares	Value (000)	Index Weight
JPM U.S. SPX 1500 Low Vol Index
Abbott Laboratories	520	$57	0.57%
Agilent Technologies, Inc.	528	53	0.54
Air Products & Chemicals, Inc.	188	56	0.56
Akamai Technologies, Inc.	463	51	0.52
Alexandria Real Estate Equity	297	48	0.48
Allstate Corp.	544	51	0.52
American Express Co.	560	56	0.56
American Tower Corp.	204	49	0.50
Amerisafe, Inc.	825	47	0.48
Amerisourcebergen Corp.	501	49	0.49
Amgen, Inc.	212	54	0.54
Amphenol Corp. — Cl A	487	53	0.53
Analog Devices, Inc.	449	52	0.53
Aptargroup, Inc.	441	50	0.50
Arthur J Gallagher & Co.	493	52	0.52
At&T, Inc.	1,767	50	0.51
Atmos Energy Corp.	497	48	0.48
Autozone, Inc.	43	51	0.51
Badger Meter, Inc.	817	53	0.54
Baxter International, Inc.	630	51	0.51
Booking Holdings, Inc.	32	54	0.55
Brady Corp. — Cl A	1,118	45	0.45
Broadcom, Inc.	163	59	0.61
Brookline BanCorp, Inc.	5,476	47	0.48
Brown & Brown, Inc.	1,150	52	0.52
Cable One, Inc.	28	53	0.53
Cabot Oil & Gas Corp.	2,738	48	0.48
Carrier Global Corp.	1,895	58	0.58
CDW Corp.	446	53	0.54
Cerner Corp.	761	55	0.55
Chemed Corp.	104	50	0.50
Chevron Corp.	617	44	0.45
Cisco Systems, Inc.	1,110	44	0.44
City Holding Co.	837	48	0.49
Cme Group, Inc.	321	54	0.54
Cms Energy Corp.	831	51	0.51
Columbia Sportswear Co.	710	62	0.62
Comcast Corp. — Class A	1,221	56	0.57
Commerce Bancshares, Inc.	910	51	0.52
Community Bank System, Inc.	937	51	0.51
Conocophillips	1,426	47	0.47
Corning, Inc.	1,694	55	0.55
Costco Wholesale Corp.	159	56	0.57
Cousins Properties, Inc.	1,728	49	0.50
Crown Castle Intl Corp.	319	53	0.53
Cvb Financial Corp.	2,902	48	0.49
Daktronics, Inc.	3,894	15	0.16
Danaher Corp.	253	55	0.55
Deckers Outdoor Corp.	253	56	0.56
Digital Realty Trust, Inc.	326	48	0.48
Dollar General Corp.	271	57	0.57
Dominion Energy, Inc.	652	51	0.52
Domino'S Pizza, Inc.	135	58	0.58

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Index Weight
Dorman Products, Inc.	639	$58	0.58%
Douglas Emmett, Inc.	1,818	46	0.46
Dril-Quip, Inc.	1,529	38	0.38
Dsp Group, Inc.	3,410	45	0.45
Duke Energy Corp.	625	55	0.56
Duke Realty Corp.	1,320	49	0.49
Dunkin' Brands Group, Inc.	772	63	0.64
Easterly Government Properties	2,177	49	0.49
Eaton Corp. PLC	552	56	0.57
Ecolab, Inc.	284	57	0.57
Emcor Group, Inc.	736	50	0.50
Encore Wire Corp.	1,043	48	0.49
Estee Lauder Companies — Cl A	264	58	0.58
Ethan Allen Interiors, Inc.	4,270	58	0.58
Eversource Energy	585	49	0.49
Expeditors Intl Wash, Inc.	610	55	0.56
Exponent, Inc.	628	45	0.46
Extra Space Storage, Inc.	514	55	0.55
Exxon Mobil Corp.	1,239	43	0.43
Factset Research Systems, Inc.	150	50	0.51
Fidelity National Info Serv	352	52	0.52
Firstcash, Inc.	927	53	0.53
Fiserv, Inc.	521	54	0.54
Flowers Foods, Inc.	2,252	55	0.55
Fulton Financial Corp.	5,419	51	0.51
Garmin Ltd.	524	50	0.50
Gatx Corp.	861	55	0.55
General Dynamics Corp.	354	49	0.49
Gentex Corp.	1,943	50	0.50
Gilead Sciences, Inc.	730	46	0.46
Graco, Inc.	979	60	0.60
Hasbro, Inc.	699	58	0.58
Hawaiian Electric Industries	1,453	48	0.49
Heartland Express, Inc.	2,589	48	0.48
Helen Of Troy Ltd.	267	52	0.52
Henry Schein, Inc.	738	43	0.44
Heritage Financial Corp.	2,803	52	0.52
Hershey Co. (The)	361	52	0.52
Hill-Rom Holdings, Inc.	547	46	0.46
Hilton Worldwide Holdings In	700	60	0.60
Home Depot, Inc.	197	55	0.55
Hp, Inc.	2,946	56	0.56
Idex Corp.	315	57	0.58
Ihs Markit Ltd.	642	50	0.51
Illinois Tool Works	282	54	0.55
Intercontinental Exchange In	544	54	0.55
Intuit, Inc.	168	55	0.55
Jack Henry & Associates, Inc.	288	47	0.47
Jacobs Engineering Group, Inc.	578	54	0.54
Johnson & Johnson	355	53	0.53
Kilroy Realty Corp.	918	48	0.48
Kinder Morgan, Inc.	3,731	46	0.46
Kkr Real Estate Finance Trust	3,146	52	0.52
Lennox International, Inc.	194	53	0.53
Life Storage, Inc.	533	56	0.56
Lincoln Electric Holdings	569	52	0.53
The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Index Weight
Linde PLC	214	$51	0.51%
Lindsay Corp.	532	51	0.52
Lockheed Martin Corp.	139	53	0.54
Lowe'S Cos, Inc.	348	58	0.58
Marsh & Mclennan Cos	452	52	0.52
Maximus, Inc.	693	47	0.48
Mcdonald'S Corp.	269	59	0.59
Merck & Co., Inc.	634	53	0.53
Microsoft Corp.	242	51	0.51
Microstrategy, Inc.-Cl A	423	64	0.64
Mid-America Apartment Comm	448	52	0.52
Mondelez International, Inc. — A	943	54	0.55
Monro, Inc.	896	36	0.37
Msa Safety, Inc.	433	58	0.58
Msc Industrial Direct Co.-A	774	49	0.49
N B T BanCorp., Inc.	1,767	47	0.48
Nasdaq, Inc.	402	49	0.50
National Instruments Corp.	1,430	51	0.51
National Oilwell Varco, Inc.	4,517	41	0.41
National Storage Affiliates	1,691	55	0.56
Neenah, Inc.	1,145	43	0.43
Netscout Systems, Inc.	2,031	44	0.45
Newmarket Corp.	142	48	0.49
Newmont Corp.	768	49	0.49
Nike, Inc. — Cl B	532	67	0.67
Northern Trust Corp.	660	51	0.52
Northrop Grumman Corp.	162	51	0.51
Northwest Bancshares, Inc.	5,331	49	0.49
Nucor Corp.	1,221	55	0.55
Nvr, Inc.	14	55	0.56
Old National BanCorp.	3,774	47	0.48
Old Republic Intl Corp.	3,200	47	0.47
Omnicom Group	975	48	0.49
O'Reilly Automotive, Inc.	110	51	0.51
Otis Worldwide Corp.	828	52	0.52
Pepsico, Inc.	383	53	0.53
Power Integrations, Inc.	863	48	0.48
Ppg Industries, Inc.	488	60	0.60
Procter & Gamble Co. (The)	399	55	0.56
Ps Business Parks, Inc.	376	46	0.46
Public Storage	267	60	0.60
Reliance Steel & Aluminum	518	53	0.53
Republic Services, Inc.	599	56	0.56
Resmed, Inc.	259	44	0.45
Rex American Resources Corp.	581	38	0.38
Ross Stores, Inc.	596	56	0.56
S & T BanCorp., Inc.	2,522	45	0.45
S&P Global, Inc.	149	54	0.54
Safety Insurance Group, Inc.	698	48	0.49
Schlumberger Ltd.	2,797	44	0.44
Seacor Holdings, Inc.	1,696	49	0.50
Service Corp. International	1,176	50	0.50
Sherwin-Williams Co. (The)	82	57	0.57
Sonoco Products Co.	1,002	51	0.51
Southside Bancshares, Inc.	1,911	47	0.47
Southwest Airlines Co.	1,658	62	0.63

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Index Weight
Standard Motor Prods	1,132	$51	0.51%
Starbucks Corp.	693	60	0.60
Steris PLC	325	57	0.58
Stryker Corp.	273	57	0.57
Texas Instruments, Inc.	405	58	0.58
Thermo Fisher Scientific, Inc.	125	55	0.56
Tjx Companies, Inc.	1,009	56	0.56
Tompkins Financial Corp.	819	47	0.47
Tootsie Roll Inds	1,658	51	0.52
Toro Co.	726	61	0.61
Tractor Supply Company	355	51	0.51
Trane Technologies PLC	467	57	0.57
Tyler Technologies, Inc.	144	50	0.50
UDR, Inc.	1,491	49	0.49
Union Pacific Corp.	304	60	0.60
Unitedhealth Group, Inc.	172	54	0.54
Verisign, Inc.	247	51	0.51
Vertex Pharmaceuticals, Inc.	187	51	0.51
Visa, Inc. — Class A Shares	275	55	0.55
Walmart, Inc.	405	57	0.57
Washington Federal, Inc.	2,274	47	0.48
Waste Management, Inc.	480	54	0.55
Watts Water Technologies — A	609	61	0.61
Westamerica BanCorporation	875	48	0.48
Williams Cos, Inc.	2,655	52	0.52
Yum! Brands, Inc.	576	53	0.53
Zoetis, Inc.	339	56	0.56
Total		$9,940	100.00%

The following table represents the equity basket holdings underlying the total return swap with JPM U.S. SPX 1500 Value Index as of September 30, 2020:

Security Description	Shares	Value (000)	Index Weight
JPM U.S. SPX 1500 Value Index
AAR Corp.	3,015	$57	0.55%
Advansix, Inc.	4,275	55	0.54
Alliance Data Systems Corp.	1,151	48	0.47
American Equity Invt Life Hl	1,986	44	0.43
American International Group	1,610	44	0.43
Apogee Enterprises, Inc.	2,348	50	0.49
Arcbest Corp.	1,653	51	0.50
Archer-Daniels-Midland Co.	1,205	56	0.55
Archrock, Inc.	7,476	40	0.39
Asbury Automotive Group	513	50	0.49
Associated BancCorp.	3,989	50	0.49
Atlas Air Worldwide Holdings	970	59	0.58
Autonation, Inc.	978	52	0.51
Avanos Medical, Inc.	1,661	55	0.54
Avis Budget Group, Inc.	2,038	54	0.52
Avnet, Inc.	1,915	49	0.48
Azz, Inc.	1,617	55	0.54
Baker Hughes Co.	3,310	44	0.43
Bank Of New York Mellon Corp.	1,436	49	0.48
Big Lots, Inc.	1,263	56	0.55
Biogen, Inc.	186	53	0.52
Bonanza Creek Energy, Inc.	2,847	54	0.52

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Index Weight
Boston Private Finl Holding	8,828	$49	0.48%
Brinker International, Inc.	1,991	85	0.83
Brixmor Property Group, Inc.	4,538	53	0.52
Cadence BanCorp.	6,641	57	0.56
Callon Petroleum Co.	4,384	21	0.21
Capri Holdings Ltd.	3,693	66	0.65
Cardinal Health, Inc.	891	42	0.41
Cardtronics PLC — A	2,353	47	0.46
Carnival Corp.	3,958	60	0.59
Cato Corp.-Class A	6,011	47	0.46
Centerpoint Energy, Inc.	2,678	52	0.51
Central Garden And Pet Co. — A	1,421	51	0.50
Century Communities, Inc.	1,417	60	0.59
Centurylink, Inc.	5,279	53	0.52
Citigroup, Inc.	1,027	44	0.43
Citizens Financial Group	2,135	54	0.53
Cno Financial Group, Inc.	3,381	54	0.53
Cnx Resources Corp.	5,097	48	0.47
Comerica, Inc.	1,360	52	0.51
Commercial Metals Co.	2,428	49	0.47
Computer Programs & Systems	1,440	40	0.39
Comtech Telecommunications	3,128	44	0.43
Cooper-Standard Holding	4,538	60	0.59
Corecivic, Inc.	5,800	46	0.45
Crane Co.	899	45	0.44
Customers BanCorp., Inc.	4,433	50	0.49
Cvs Health Corp.	810	47	0.46
Dana, Inc.	4,297	53	0.52
Dave & Buster'S Entertainment	4,297	65	0.64
Deluxe Corp.	1,761	45	0.44
Diamondrock Hospitality Co.	11,420	58	0.57
Dine Brands Global, Inc.	1,165	64	0.62
Diodes, Inc.	985	56	0.54
Discovery, Inc. — C	2,704	53	0.52
Donnelley Financial Solution	5,347	71	0.70
Dorian Lpg Ltd.	5,780	46	0.45
Dxc Technology Co.	2,850	51	0.50
Dxp Enterprises, Inc.	2,832	46	0.45
Eastman Chemical Co.	688	54	0.53
Ebay, Inc.	915	48	0.47
Ebix, Inc.	2,295	47	0.46
Edgewell Personal Care Co.	1,677	47	0.46
Endo International PLC	14,291	47	0.46
Enova International, Inc.	3,199	52	0.51
Enpro Industries, Inc.	1,075	61	0.59
Exelon Corp.	1,362	49	0.48
Fifth Third BanCorp.	2,634	56	0.55
First Solar, Inc.	850	56	0.55
Fnb Corp.	7,000	47	0.46
Fresh Del Monte Produce, Inc.	2,237	51	0.50
Garrett Motion, Inc.	9,238	32	0.31
Genworth Financial, Inc. — Cl A	25,236	85	0.83
Geo Group, Inc. (The)	4,703	53	0.52
G-Iii Apparel Group Ltd.	5,372	70	0.69
Gms, Inc.	2,099	51	0.49
Graham Holdings Co. — Class B	129	52	0.51

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Index Weight
Granite Point Mortgage Trust	7,642	$54	0.53%
Greenbrier Companies, Inc.	2,042	60	0.59
Greif, Inc. — Cl A	1,450	53	0.51
Group 1 Automotive, Inc.	584	52	0.50
Hibbett Sports, Inc.	2,221	87	0.85
Hologic, Inc.	725	48	0.47
Hope BanCorp., Inc.	6,196	47	0.46
Howmet Aerospace, Inc.	3,419	57	0.56
Insight Enterprises, Inc.	1,018	58	0.56
Integer Holdings Corp.	789	47	0.46
Interface, Inc.	6,379	39	0.38
Intl Business Machines Corp.	416	51	0.49
Istar, Inc.	4,491	53	0.52
J2 Global, Inc.	884	61	0.60
Janus Henderson Group PLC	2,471	54	0.52
KB Home	1,523	58	0.57
KBR, Inc.	2,260	51	0.49
Kelly Services, Inc. — A	3,440	59	0.57
Koppers Holdings, Inc.	2,042	43	0.42
Kraton Corp.	3,790	68	0.66
Lannett Co, Inc.	8,264	50	0.49
Lantheus Holdings, Inc.	3,890	49	0.48
Laredo Petroleum, Inc.	3,558	35	0.34
Lincoln National Corp.	1,377	43	0.42
Lyondellbasell Indu — Cl A	833	59	0.57
M/I Homes, Inc.	1,219	56	0.55
Macerich Co. (The)	6,807	46	0.45
Manpowergroup, Inc.	750	55	0.54
Marcus Corporation	3,887	30	0.29
Mastec, Inc.	1,211	51	0.50
Matrix Service Co.	4,129	34	0.34
Mdu Resources Group, Inc.	2,443	55	0.54
Meredith Corp.	3,583	47	0.46
Meritor, Inc.	2,229	47	0.46
Meta Financial Group, Inc.	2,793	54	0.52
Metlife, Inc.	1,387	52	0.50
Micron Technology, Inc.	1,027	48	0.47
Minerals Technologies, Inc.	1,010	52	0.50
Mohawk Industries, Inc.	651	64	0.62
Molson Coors Beverage Co. — B	1,405	47	0.46
Moog, Inc. — Class A	959	61	0.60
Mts Systems Corp.	2,737	52	0.51
Mylan N.V.	3,162	47	0.46
Natus Medical, Inc.	2,944	50	0.49
Navient Corp.	6,379	54	0.53
Netgear, Inc.	1,607	50	0.48
Nrg Energy, Inc.	1,546	48	0.46
Odp Corp. (The)	2,431	47	0.46
Oge Energy Corp.	1,599	48	0.47
Orthofix Medical, Inc.	1,659	52	0.50
Oshkosh Corp.	648	48	0.47
Owens & Minor, Inc.	3,041	76	0.75
Pebblebrook Hotel Trust	4,989	63	0.61
Penn Virginia Corp.	5,184	51	0.50
Photronics, Inc.	4,251	42	0.41
Pilgrim'S Pride Corp.	3,422	51	0.50

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Index Weight
Polaris, Inc.	488	$46	0.45%
Powell Industries, Inc.	1,145	28	0.27
Pra Health Sciences, Inc.	479	49	0.47
Progress Software Corp.	1,439	53	0.52
Propetro Holding Corp.	9,355	38	0.37
Quanex Building Products	2,895	53	0.52
Quanta Services, Inc.	1,256	66	0.65
Quinstreet, Inc.	4,347	69	0.67
Reinsurance Group Of America	608	58	0.57
Renewable Energy Group, Inc.	1,820	97	0.95
Resideo Technologies, Inc.	4,656	51	0.50
RPT Realty	8,551	47	0.45
RR Donnelley & Sons Co.	32,657	48	0.47
Ruth'S Hospitality Group, Inc.	7,827	87	0.85
Sabra Health Care Reit, Inc.	3,595	50	0.48
Sally Beauty Holdings, Inc.	4,479	39	0.38
Sanmina Corp.	1,735	47	0.46
Scansource, Inc.	2,171	43	0.42
Schweitzer-Mauduit Intl, Inc.	1,574	48	0.47
Select Medical Holdings Corp.	2,727	57	0.55
Service Properties Trust	8,077	64	0.63
Signet Jewelers Ltd.	4,690	88	0.86
Simmons First Natl Corp. — Cl A	3,089	49	0.48
Simon Property Group, Inc.	848	55	0.54
Skywest, Inc.	1,914	57	0.56
Sl Green Realty Corp.	1,127	52	0.51
Smart Global Holdings, Inc.	1,831	50	0.49
Spartannash Co.	2,412	39	0.39
Standex International Corp.	950	56	0.55
Sterling BanCorp.	4,623	49	0.48
Stifel Financial Corp.	1,056	53	0.52
Summit Hotel Properties, Inc.	10,224	53	0.52
Suncoke Energy, Inc.	15,443	53	0.52
Sykes Enterprises, Inc.	1,809	62	0.60
Syneos Health, Inc.	795	42	0.41
Synnex Corp.	408	57	0.56
Synovus Financial Corp.	2,585	55	0.53
Tanger Factory Outlet Center	8,264	50	0.49
Tapestry, Inc.	3,878	61	0.59
Timken Co.	1,038	56	0.55
Tyson Foods, Inc. — Cl A	829	49	0.48
Ugi Corp.	1,560	51	0.50
Ultra Clean Holdings, Inc.	1,714	37	0.36
United Therapeutics Corp.	444	45	0.44
Universal Health Services-B	480	51	0.50
Unum Group	3,031	51	0.50
Vanda Pharmaceuticals, Inc.	4,894	47	0.46
Varex Imaging Corp.	3,237	41	0.40
Viacomcbs, Inc. — Class B	2,013	56	0.55
Viad Corp.	3,522	73	0.72
Wabash National Corp.	4,452	53	0.52
Waddell & Reed Financial — A	3,580	53	0.52
Walgreens Boots Alliance, Inc.	1,259	45	0.44
Walker & Dunlop, Inc.	1,016	54	0.53
Warrior Met Coal, Inc.	3,201	55	0.53
Weingarten Realty Investors	3,036	51	0.50

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Index Weight
Westrock Co.	1,860	$65	0.63%
Whitestone REIT	8,021	48	0.47
Wyndham Destinations, Inc.	1,968	61	0.59
Xerox Holdings Corp.	3,231	61	0.59
Xperi Holding Corp.	2,726	31	0.31
Total		$10,234	100.00%

The following table represents the equity basket holdings underlying the total return swap with JPM U.S. SPX 500 Growth Index as of September 30, 2020:

Security Description	Shares	Value (000)	Index Weight
JPM U.S. SPX 500 Growth Index
Abiomed, Inc.	318	$88	0.87%
Adobe, Inc.	219	107	1.06
Advanced Micro Devices	1,262	103	1.02
Air Products & Chemicals, Inc.	352	105	1.04
Alexandria Real Estate Equity	556	89	0.88
Align Technology, Inc.	341	112	1.10
Amazon.Com, Inc.	32	99	0.98
American Tower Corp.	382	92	0.91
American Water Works Co., Inc.	667	97	0.95
Ansys, Inc.	311	102	1.01
Aon PLC — Class A	490	101	1.00
Apache Corp.	6,237	59	0.58
Arthur J Gallagher & Co.	924	98	0.96
Autodesk, Inc.	409	95	0.93
Ball Corp.	1,322	110	1.09
Berkshire Hathaway, Inc. — Cl B	492	105	1.03
Blackrock, Inc.	169	95	0.94
Boeing Co. (The)	604	100	0.99
Brown-Forman Corp. — Class B	1,420	107	1.06
Cadence Design System, Inc.	877	94	0.92
Chipotle Mexican Grill, Inc.	85	106	1.05
Church & Dwight Co., Inc.	1,050	98	0.97
Cintas Corp.	328	109	1.08
Clorox Company	423	89	0.88
Cme Group, Inc.	601	101	0.99
Cms Energy Corp.	1,557	96	0.94
Copart, Inc.	1,051	111	1.09
Costco Wholesale Corp.	298	106	1.04
Crown Castle Intl Corp.	597	99	0.98
Dexcom, Inc.	221	91	0.90
Domino'S Pizza, Inc.	253	108	1.06
Ecolab, Inc.	532	106	1.05
Edwards Lifesciences Corp.	1,257	100	0.99
Equifax, Inc.	602	94	0.93
Equinix, Inc.	126	96	0.94
Estee Lauder Companies — Cl A	495	108	1.07
Eversource Energy	1,096	92	0.90
Fastenal Co.	2,066	93	0.92
First Republic Bank	868	95	0.94
Fortinet, Inc.	709	84	0.83
Gap, Inc. (The)	7,478	127	1.26
Hess Corp.	1,967	81	0.80
Hilton Worldwide Holdings In	1,312	112	1.11
Idex Corp.	590	108	1.06

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Index Weight
Idexx Laboratories, Inc.	250	$98	0.97%
Ihs Markit Ltd.	1,202	94	0.93
Illinois Tool Works	527	102	1.01
Illumina, Inc.	246	76	0.75
Incyte Corp.	963	86	0.85
Intercontinental Exchange In	1,018	102	1.01
Intl Flavors & Fragrances	787	96	0.95
Intuit, Inc.	315	103	1.01
Intuitive Surgical, Inc.	142	101	1.00
Jack Henry & Associates, Inc.	539	88	0.87
Linde PLC	401	96	0.94
Live Nation Entertainment In	2,101	113	1.12
Marathon Petroleum Corp.	2,542	75	0.74
Marketaxess Holdings, Inc.	192	92	0.91
Marsh & Mclennan Cos	846	97	0.96
Mastercard, Inc. — A	314	106	1.05
Mccormick & Co.-Non Vtg Shares	499	97	0.96
Mcdonald'S Corp.	504	111	1.09
Mettler-Toledo International	106	102	1.01
Monster Beverage Corp.	1,259	101	1.00
Moody'S Corp.	349	101	1.00
Msci, Inc.	264	94	0.93
Nasdaq, Inc.	752	92	0.91
National Oilwell Varco, Inc.	8,459	77	0.76
Netflix, Inc.	197	98	0.97
Nextera Energy, Inc.	353	98	0.97
Nike, Inc. — Cl B	997	125	1.24
Nvidia Corp.	223	120	1.19
Old Dominion Freight Line	537	97	0.96
Otis Worldwide Corp.	1,551	97	0.96
Paycom Software, Inc.	340	106	1.05
Paypal Holdings, Inc.	497	98	0.97
Prologis, Inc.	934	94	0.93
Resmed, Inc.	485	83	0.82
Rockwell Automation, Inc.	444	98	0.97
Rollins, Inc.	1,852	100	0.99
Roper Technologies, Inc.	225	89	0.88
S&P Global, Inc.	280	101	1.00
Salesforce.Com, Inc.	483	121	1.19
Sba Communications Corp.	321	102	1.01
Schlumberger Ltd.	5,237	81	0.80
Servicenow, Inc.	223	108	1.07
Sherwin-Williams Co. (The)	153	107	1.05
Starbucks Corp.	1,299	112	1.10
TJX Companies, Inc.	1,889	105	1.04
T-Mobile US, Inc.	917	105	1.04
Transdigm Group, Inc.	225	107	1.06
Tyler Technologies, Inc.	269	94	0.93
Under Armour, Inc. — Class A	10,138	114	1.11
Under Armour, Inc. — Class C	11,153	110	1.08
Verisign, Inc.	462	95	0.94
Verisk Analytics, Inc.	524	97	0.96
Wec Energy Group, Inc.	1,047	101	1.00
West Pharmaceutical Services	352	97	0.96
Wynn Resorts Ltd.	1,342	96	0.95
Xcel Energy, Inc.	1,426	98	0.97

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Index Weight
Yum! Brands, Inc.	1,078	$98	0.97%
Zoetis, Inc.	635	105	1.04
Total		$10,125	100.00%

The following table represents the equity basket holdings underlying the total return swap with JPM U.S. SPX 500 Low Vol Index as of September 30, 2020:

Security Description	Shares	Value (000)	Index Weight
JPM U.S. SPX 500 Low Vol Index
3M Co.	693	$111	1.08%
Abbott Laboratories	1,035	113	1.10
Accenture PLC — Cl A	459	104	1.01
Air Products & Chemicals, Inc.	374	111	1.09
Akamai Technologies, Inc.	922	102	0.99
Alexandria Real Estate Equity	591	95	0.92
Alphabet, Inc. — Cl A	70	103	1.00
Alphabet, Inc. — Cl C	71	104	1.01
Ameren Corporation	1,314	104	1.01
American Tower Corp.	406	98	0.96
Amgen, Inc.	421	107	1.04
Aon PLC — Class A	520	107	1.05
Arthur J Gallagher & Co.	982	104	1.01
Atmos Energy Corp.	989	95	0.92
Automatic Data Processing	775	108	1.05
Autozone, Inc.	86	102	0.99
Ball Corp.	1,404	117	1.14
Baxter International, Inc.	1,253	101	0.98
Berkshire Hathaway, Inc. — Cl B	523	111	1.09
Booking Holdings, Inc.	63	108	1.05
C.H. Robinson Worldwide, Inc.	1,114	114	1.11
Cabot Oil & Gas Corp.	5,448	95	0.92
Carrier Global Corp.	3,771	115	1.12
Cerner Corp.	1,514	109	1.07
Chevron Corp.	1,228	88	0.86
Cme Group, Inc.	639	107	1.04
Cms Energy Corp.	1,654	102	0.99
Coca-Cola Co. (The)	2,250	111	1.08
Colgate-Palmolive Co.	1,360	105	1.02
Comcast Corp — Class A	2,429	112	1.10
Costco Wholesale Corp.	316	112	1.09
Crown Castle Intl Corp.	635	106	1.03
Danaher Corp.	504	108	1.06
Dollar General Corp.	540	113	1.10
Dominion Energy, Inc.	1,297	102	1.00
Duke Realty Corp.	2,626	97	0.94
Ecolab, Inc.	565	113	1.10
Eli Lilly & Co.	682	101	0.98
Eversource Energy	1,164	97	0.95
Expeditors Intl Wash, Inc.	1,214	110	1.07
Exxon Mobil Corp.	2,465	85	0.83
Fidelity National Info Serv	699	103	1.00
Fiserv, Inc.	1,036	107	1.04
Garmin Ltd.	1,042	99	0.96
Hershey Co. (The)	719	103	1.00
Hilton Worldwide Holdings In	1,394	119	1.16

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Index Weight
Home Depot, Inc.	391	$109	1.06%
Honeywell Internationa,l Inc.	701	115	1.13
Idex Corp.	626	114	1.11
Ihs Markit Ltd.	1,277	100	0.98
Illinois Tool Works	560	108	1.06
Intercontinental Exchange In	1,082	108	1.06
Intuit, Inc.	334	109	1.06
Jack Henry & Associates, Inc.	572	93	0.91
Johnson & Johnson	707	105	1.03
Kimberly-Clark Corp.	687	101	0.99
Linde PLC	426	102	0.99
Marsh & Mclennan Cos	899	103	1.01
Mastercard, Inc. — A	333	113	1.10
Mcdonald'S Corp.	536	118	1.16
Medtronic PLC	1,070	111	1.08
Merck & Co. Inc.	1,262	105	1.02
Microsoft Corp.	481	101	0.99
Nasdaq, Inc.	799	98	0.96
Nike, Inc. — Cl B	1,059	133	1.30
Northrop Grumman Corp.	322	102	0.99
Oracle Corp.	1,861	111	1.08
Otis Worldwide Corp.	1,648	103	1.00
Packaging Corp Of America	1,086	118	1.15
Paychex, Inc.	1,432	114	1.11
Pepsico, Inc.	762	106	1.03
Procter & Gamble Co. (The)	793	110	1.08
Progressive Corp.	1,159	110	1.07
Public Storage	532	118	1.15
Republic Services, Inc.	1,191	111	1.08
Roper Technologies, Inc.	239	95	0.92
Ross Stores, Inc.	1,185	111	1.08
S&P Global, Inc.	297	107	1.04
Starbucks Corp.	1,380	119	1.17
Steris PLC	647	114	1.11
Thermo Fisher Scientific, Inc.	249	110	1.07
Tjx Companies, Inc.	2,007	112	1.09
T-Mobile US, Inc.	975	111	1.09
Travelers Cos, Inc. (The)	911	99	0.96
UDR, Inc.	2,966	97	0.94
Union Pacific Corp.	605	119	1.17
Verisign, Inc.	491	101	0.98
Verisk Analytics, Inc.	557	103	1.01
Visa, Inc. — Class A Shares	546	109	1.07
Vulcan Materials Co.	886	120	1.17
Walt Disney Co. (The)	895	111	1.08
Waste Management, Inc.	956	108	1.05
Wec Energy Group, Inc.	1,112	108	1.05
Williams Cos Inc	5,282	104	1.01
Wr Berkley Corp.	1,676	103	1.00
Zoetis, Inc.	674	111	1.09
Total		$10,259	100.00%

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

The following table represents the equity basket holdings underlying the total return swap with JPM U.S. SPX 500 Value Index as of September 30, 2020:

Security Description	Shares	Value (000)	Index Weight
JPM U.S. SPX 500 Value Index
AES Corp.	6,681	$121	1.20%
Aflac, Inc.	1,428	52	0.51
Alexion Pharmaceuticals, Inc.	963	110	1.09
Allstate Corp.	525	49	0.49
American International Group	3,143	87	0.86
Amerisourcebergen Corp.	967	94	0.93
Anthem, Inc.	373	100	0.99
Archer-Daniels-Midland Co.	2,353	109	1.08
Baker Hughes Co.	6,463	86	0.85
Biogen, Inc.	363	103	1.02
Borgwarner, Inc.	2,735	106	1.05
Cardinal Health, Inc.	1,740	82	0.81
Cbre Group, Inc, — A	2,443	115	1.14
Centene Corp.	1,601	93	0.93
Centerpoint Energy, Inc.	5,228	101	1.00
Centurylink, Inc.	10,307	104	1.03
Cf Industries Holdings, Inc.	3,212	99	0.98
Cigna Corp.	584	99	0.98
Cisco Systems, Inc.	2,142	84	0.84
Citigroup, Inc.	2,005	86	0.86
Citizens Financial Group	4,169	105	1.05
Cognizant Tech Solutions — A	1,485	103	1.02
Comerica, Inc.	2,655	102	1.01
Cvs Health Corp.	1,582	92	0.92
Delta Air Lines, Inc.	4,008	123	1.22
Devon Energy Corp.	9,529	90	0.89
Discovery, Inc. — A	4,733	103	1.02
Discovery, Inc. — C	5,280	103	1.03
Dxc Technology Co.	5,565	99	0.99
Eastman Chemical Co.	1,344	105	1.04
Edison International	1,873	95	0.94
Exelon Corp.	2,659	95	0.94
Fedex Corp.	597	150	1.49
Fifth Third Bancorp	5,143	110	1.09
General Dynamics Corp.	684	95	0.94
General Motors Co.	3,940	117	1.16
Hartford Financial Services Group	2,405	89	0.88
Hewlett Packard Enterprise	10,213	96	0.95
Host Hotels & Resorts, Inc.	9,797	106	1.05
Howmet Aerospace, Inc.	6,676	112	1.11
HP, Inc.	5,684	108	1.07
Huntington Ingalls Industries	576	81	0.80
Intel Corp.	2,091	108	1.07
International Paper Co.	2,850	116	1.15
Interpublic Group Of Cos, Inc.	2,742	46	0.45
Intl Business Machines Corp.	813	99	0.98
Jm Smucker Co. (The)	910	105	1.04
Johnson Controls Internation	2,595	106	1.05
Juniper Networks, Inc.	3,992	86	0.85
Kimco Realty Corp.	9,108	103	1.02
Kinder Morgan, Inc.	3,600	44	0.44
Kohls Corp.	5,226	97	0.96
Kraft Heinz Co. (The)	2,903	87	0.86

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Index Weight
Kroger Co.	2,878	$98	0.97%
Leidos Holdings, Inc.	1,028	92	0.91
Lennar Corp. — A	1,372	112	1.11
Lincoln National Corp.	2,688	84	0.84
LKQ Corp.	3,524	98	0.97
Lyondellbasell Indu — Cl A	1,626	115	1.14
Metlife, Inc.	2,708	101	1.00
Micron Technology, Inc.	2,005	94	0.93
Mohawk Industries, Inc.	1,271	124	1.23
Molson Coors Beverage Co. — B	2,744	92	0.91
Mylan N.V.	6,174	92	0.91
Netapp, Inc.	2,362	104	1.03
Newell Brands, Inc.	6,163	106	1.05
Nielsen Holdings PLC	7,005	99	0.99
Nrg Energy, Inc.	3,018	93	0.92
Nucor Corp.	2,357	106	1.05
Omnicom Group	941	47	0.46
Oneok, Inc.	3,592	93	0.93
Perrigo Co. PLC	1,845	85	0.84
Pfizer, Inc.	2,634	97	0.96
Phillips 66	1,653	86	0.85
Ppl Corp.	3,809	104	1.03
Principal Financial Group	2,351	95	0.94
Pultegroup, Inc.	2,294	106	1.05
Quanta Services Inc	2,452	130	1.29
Raytheon Technologies Corp.	1,756	101	1.00
Robert Half Intl, Inc.	1,981	105	1.04
Seagate Technology	2,257	111	1.10
Simon Property Group, Inc.	1,655	107	1.06
Sl Green Realty Corp.	2,200	102	1.01
Snap-On, Inc.	703	103	1.03
Synchrony Financial	4,446	116	1.15
Tapestry, Inc.	7,572	118	1.17
Te Connectivity Ltd.	1,125	110	1.09
Textron, Inc.	2,814	102	1.01
Tyson Foods, Inc. — Cl A	1,618	96	0.95
United Airlines Holdings, Inc.	3,169	110	1.09
United Rentals, Inc.	633	110	1.10
Universal Health Services-B	937	100	1.00
Unum Group	5,917	100	0.99
Viacomcbs, Inc. — Class B	3,930	110	1.09
Vornado Realty Trust	2,969	100	0.99
Wabtec Corp.	1,643	102	1.01
Walgreens Boots Alliance, Inc.	2,459	88	0.88
Western Digital Corp.	2,301	84	0.83
Western Union Co.	2,086	45	0.44
Westrock Co.	3,631	126	1.25
Whirlpool Corp.	614	113	1.12
Xerox Holdings Corp.	6,309	118	1.17
Total		$10,086	100.00%

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

The following table represents the equity basket holdings underlying the total return swap with JPM IPO Index as of September 30, 2020:

Security Description	Shares	Value (000)	Index Weight
JPM IPO Index
Kingsoft Cloud Holdings — ADR	64,698	$1,911	22.49%
Lemonade, Inc.	37,954	1,887	22.22
Ncino, Inc.	15,421	1,229	14.47
Shift4 Payments, Inc. — Class A	34,820	1,684	19.83
Vroom, Inc.	34,421	1,782	20.99
Total		$8,493	100.00%
@    Value is less than $500.

*    Cleared swap agreement, the broker is Morgan Stanley & Co. LLC.

BTP    Buoni del Tesoro Poliennali.

CPI    Consumer Price Index.

EURIBOR    Euro Interbank Offered Rate.

KORIBOR    Korea Interbank Offered Rate.

LIBOR    London Interbank Offered Rate.

NYMEX    New York Mercantile Exchange.

SGX    Singapore Exchange Ltd.

WTI    West Texas Intermediate.

AUD  —  Australian Dollar

BRL  —  Brazilian Real

CAD  —  Canadian Dollar

CHF  —  Swiss Franc

CLP  —  Chilean Peso

CNH  —  Chinese Yuan Renminbi Offshore

CNY  —  Chinese Yuan Renminbi

COP  —  Colombian Peso

CZK  —  Czech Koruna

DKK  —  Danish Krone

EUR  —  Euro

GBP  —  British Pound

HKD  —  Hong Kong Dollar

HUF  —  Hungarian Forint

IDR  —  Indonesian Rupiah

ILS  —  Israeli Shekel

INR  —  Indian Rupee

JPY  —  Japanese Yen

KRW  —  South Korean Won

MXN  —  Mexican Peso

MYR  —  Malaysian Ringgit

NOK  —  Norwegian Krone

NZD  —  New Zealand Dollar

PEN  —  Peruvian Nuevo Sol

PLN  —  Polish Zloty

RON  —  Romanian New Leu

RUB  —  Russian Ruble

SEK  —  Swedish Krona

SGD  —  Singapore Dollar

THB  —  Thai Baht

TRY  —  Turkish Lira

TWD  —  Taiwan Dollar

USD  —  United States Dollar

ZAR  —  South African Rand

Portfolio Composition

Classification	Percentage of Total Investments
Common Stocks	46.2%
Fixed Income Securities	40.6
Short-Term Investments	13.2
Other**	0.0	***
Total Investments	100.0	%****

**  Industries and/or investment types representing less than 5% of total investments.

***  Amount is less than 0.05%.

****  Does not include open long/short futures contracts with a value of approximately $97,195,000 and net unrealized appreciation of approximately $243,000. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $431,000. Also does not include open swap agreements with net unrealized appreciation of approximately $206,000.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Global Strategist Portfolio

Consolidated Statement of Assets and Liabilities	September 30, 2020 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $282,051)	$329,562
Investment in Security of Affiliated Issuer, at Value (Cost $44,327)	44,327
Total Investments in Securities, at Value (Cost $326,378)	373,889
Foreign Currency, at Value (Cost $1,035)	1,035
Receivable for Investments Sold	9,770
Receivable for Variation Margin on Futures Contracts	3,334
Unrealized Appreciation on Swap Agreements	2,016
Due from Broker	1,224
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	1,190
Interest Receivable	1,120
Dividends Receivable	178
Tax Reclaim Receivable	172
Receivable for Variation Margin on Swap Agreements	10
Receivable for Fund Shares Sold	7
Receivable from Affiliate	1
Other Assets	63
Total Assets	394,009
Liabilities:
Payable for Investments Purchased	10,306
Unrealized Depreciation on Swap Agreements	2,455
Bank Overdraft	1,223
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	759
Payable for Advisory Fees	374
Due to Broker	312
Payable for Trustees' Fees and Expenses	110
Payable for Professional Fees	82
Payable for Custodian Fees	58
Payable for Shareholder Services Fees — Class A	35
Payable for Distribution and Shareholder Services Fees — Class L	8
Payable for Distribution and Shareholder Services Fees — Class C	1
Payable for Sub Transfer Agency Fees — Class I	6
Payable for Sub Transfer Agency Fees — Class A	24
Payable for Sub Transfer Agency Fees — Class L	2
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Administration Fees	25
Payable for Fund Shares Redeemed	19
Payable for Transfer Agency Fees — Class I	2
Payable for Transfer Agency Fees — Class A	6
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	1
Deferred Capital Gain Country Tax	5
Other Liabilities	74
Total Liabilities	15,889
Net Assets	$378,120
Net Assets Consist of:
Paid-in-Capital	$335,034
Total Distributable Earnings	43,086
Net Assets	$378,120

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Global Strategist Portfolio

Consolidated Statement of Assets and Liabilities (cont'd)	September 30, 2020 (000)
CLASS I:
Net Assets	$34,031
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	2,115,836
Net Asset Value, Offering and Redemption Price Per Share	$16.08
CLASS A:
Net Assets	$170,643
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	10,727,972
Net Asset Value, Redemption Price Per Share	$15.91
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.88
Maximum Offering Price Per Share	$16.79
CLASS L:
Net Assets	$12,773
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	815,306
Net Asset Value, Offering and Redemption Price Per Share	$15.67
CLASS C:
Net Assets	$1,435
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	92,659
Net Asset Value, Offering and Redemption Price Per Share	$15.49
CLASS IS:
Net Assets	$159,238
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	9,891,840
Net Asset Value, Offering and Redemption Price Per Share	$16.10

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Global Strategist Portfolio

Consolidated Statement of Operations	Year Ended September 30, 2020 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $167 of Foreign Taxes Withheld)	$3,510
Interest from Securities of Unaffiliated Issuers (Net of $9 of Foreign Taxes Withheld)	3,419
Dividends from Security of Affiliated Issuer (Note G)	417
Total Investment Income	7,346
Expenses:
Advisory Fees (Note B)	1,750
Shareholder Services Fees — Class A (Note D)	431
Distribution and Shareholder Services Fees — Class L (Note D)	95
Distribution and Shareholder Services Fees — Class C (Note D)	15
Administration Fees (Note C)	311
Custodian Fees (Note F)	269
Professional Fees	241
Sub Transfer Agency Fees — Class I	38
Sub Transfer Agency Fees — Class A	118
Sub Transfer Agency Fees — Class L	8
Sub Transfer Agency Fees — Class C	1
Pricing Fees	134
Registration Fees	96
Shareholder Reporting Fees	56
Transfer Agency Fees — Class I (Note E)	9
Transfer Agency Fees — Class A (Note E)	25
Transfer Agency Fees — Class L (Note E)	5
Transfer Agency Fees — Class C (Note E)	3
Transfer Agency Fees — Class IS (Note E)	2
Trustees' Fees and Expenses	12
Other Expenses	39
Total Expenses	3,658
Waiver of Advisory Fees (Note B)	(144)
Rebate from Morgan Stanley Affiliate (Note G)	(94)
Reimbursement of Class Specific Expenses — Class I (Note B)	(32)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Net Expenses	3,384
Net Investment Income	3,962
Realized Gain (Loss):
Investments Sold (Net of $4 of Capital Gain Country Tax)	4,500
Foreign Currency Forward Exchange Contracts	(2,253)
Foreign Currency Translation	(35)
Futures Contracts	147
Swap Agreements	(3,424)
Net Realized Loss	(1,065)
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $1)	13,984
Foreign Currency Forward Exchange Contracts	1,463
Foreign Currency Translation	42
Futures Contracts	708
Swap Agreements	1,382
Net Change in Unrealized Appreciation (Depreciation)	17,579
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	16,514
Net Increase in Net Assets Resulting from Operations	$20,476

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Global Strategist Portfolio

Consolidated Statements of Changes in Net Assets	Year Ended September 30, 2020 (000)	Year Ended September 30, 2019 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$3,962	$5,153
Net Realized Gain (Loss)	(1,065)	1,003
Net Change in Unrealized Appreciation (Depreciation)	17,579	4,495
Net Increase in Net Assets Resulting from Operations	20,476	10,651
Dividends and Distributions to Shareholders:
Class I	(1,022)	(7,553)
Class A	(2,927)	(25,417)
Class L	(214)	(1,941)
Class C	(28)	(218)
Class IS	(2,790)	(20)
Total Dividends and Distributions to Shareholders	(6,981)	(35,149)
Capital Share Transactions:(1)
Class I:
Subscribed	5,888	6,077
Distributions Reinvested	1,019	7,518
Redeemed	(31,374)	(13,423)
Class A:
Subscribed	2,167	9,231
Distributions Reinvested	2,875	24,946
Redeemed	(37,743)	(39,012)
Class L:
Exchanged	321	404
Distributions Reinvested	209	1,901
Redeemed	(1,507)	(4,829)
Class C:
Subscribed	208	654
Distributions Reinvested	28	217
Redeemed	(709)	(670)
Class IS:
Subscribed	83	148,417
Distributions Reinvested	2,790	19
Redeemed	(937)	(66)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(56,682)	141,384
Total Increase (Decrease) in Net Assets	(43,187)	116,886
Net Assets:
Beginning of Period	421,307	304,421
End of Period	$378,120	$421,307

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Global Strategist Portfolio

Consolidated Statements of Changes in Net Assets (cont'd)	Year Ended September 30, 2020 (000)	Year Ended September 30, 2019 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	393	397
Shares Issued on Distributions Reinvested	65	535
Shares Redeemed	(2,066)	(903)
Net Increase (Decrease) in Class I Shares Outstanding	(1,608)	29
Class A:
Shares Subscribed	140	585
Shares Issued on Distributions Reinvested	184	1,788
Shares Redeemed	(2,489)	(2,601)
Net Decrease in Class A Shares Outstanding	(2,165)	(228)
Class L:
Shares Exchanged	23	29
Shares Issued on Distributions Reinvested	14	137
Shares Redeemed	(103)	(340)
Net Decrease in Class L Shares Outstanding	(66)	(174)
Class C:
Shares Subscribed	14	44
Shares Issued on Distributions Reinvested	2	16
Shares Redeemed	(50)	(46)
Net Increase (Decrease) in Class C Shares Outstanding	(34)	14
Class IS:
Shares Subscribed	5	9,774
Shares Issued on Distributions Reinvested	177	1
Shares Redeemed	(70)	(5)
Net Increase in Class IS Shares Outstanding	112	9,770

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Consolidated Financial Highlights

Global Strategist Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)(2)
Net Asset Value, Beginning of Period	$15.45		$17.05		$17.48		$15.79		$14.58
Income from Investment Operations:
Net Investment Income(3)	0.17		0.27		0.33		0.30		0.28
Net Realized and Unrealized Gain	0.74		0.17		0.35		1.57		0.95
Total from Investment Operations	0.91		0.44		0.68		1.87		1.23
Distributions from and/or in Excess of:
Net Investment Income	(0.03)		(0.58)		(0.21)		(0.18)		—
Net Realized Gain	(0.25)		(1.46)		(0.90)		—		(0.02)
Total Distributions	(0.28)		(2.04)		(1.11)		(0.18)		(0.02)
Net Asset Value, End of Period	$16.08		$15.45		$17.05		$17.48		$15.79
Total Return(4)	5.93%		3.74%		3.94%		11.98%		8.42	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$34,031		$57,532		$62,998		$69,017		$74,158
Ratio of Expenses Before Expense Limitation	0.84%		0.84%		0.85%		0.85%		0.81%
Ratio of Expenses After Expense Limitation	0.72	%(6)	0.72	%(6)	0.73	%(6)	0.72	%(6)	0.68	%(6)
Ratio of Net Investment Income	1.14	%(6)	1.80	%(6)	1.95	%(6)	1.87	%(6)	1.84	%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.02%		0.02%		0.01%		0.02%		0.01%
Portfolio Turnover Rate	109%		117%		132%		176%		103%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation would have been 0.05% higher and the Ratio of Net Investment Income would have been 0.05% lower had the custodian not reimbursed the Fund.

(2)  Not consolidated.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Performance was positively impacted by approximately 0.21% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 8.21%.

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Consolidated Financial Highlights

Global Strategist Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)(2)
Net Asset Value, Beginning of Period	$15.30		$16.90		$17.32		$15.64		$14.50
Income from Investment Operations:
Net Investment Income(3)	0.13		0.23		0.28		0.25		0.23
Net Realized and Unrealized Gain	0.73		0.15		0.35		1.56		0.93
Total from Investment Operations	0.86		0.38		0.63		1.81		1.16
Distributions from and/or in Excess of:
Net Investment Income	—		(0.52)		(0.15)		(0.13)		—
Net Realized Gain	(0.25)		(1.46)		(0.90)		—		(0.02)
Total Distributions	(0.25)		(1.98)		(1.05)		(0.13)		(0.02)
Net Asset Value, End of Period	$15.91		$15.30		$16.90		$17.32		$15.64
Total Return(4)	5.65%		3.38%		3.68%		11.64%		7.98	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$170,643		$197,271		$221,707		$247,483		$259,999
Ratio of Expenses Before Expense Limitation	1.08%		1.09%		1.09%		1.12%		1.11%
Ratio of Expenses After Expense Limitation	1.02	%(6)	1.03	%(6)	1.03	%(6)	1.05	%(6)	0.99	%(6)
Ratio of Net Investment Income	0.87	%(6)	1.49	%(6)	1.66	%(6)	1.52	%(6)	1.56	%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.02%		0.02%		0.01%		0.02%		0.01%
Portfolio Turnover Rate	109%		117%		132%		176%		103%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation would have been 0.07% higher and the Ratio of Net Investment Income would have been 0.07% lower had the custodian not reimbursed the Fund.

(2)  Not consolidated.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  Performance was positively impacted by approximately 0.27% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class A shares would have been approximately 7.71%.

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Consolidated Financial Highlights

Global Strategist Portfolio

	Class L
	Year Ended September 30,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)(2)
Net Asset Value, Beginning of Period	$15.15		$16.73		$17.15		$15.47		$14.41
Income from Investment Operations:
Net Investment Income(3)	0.05		0.15		0.19		0.16		0.15
Net Realized and Unrealized Gain	0.72		0.16		0.34		1.55		0.93
Total from Investment Operations	0.77		0.31		0.53		1.71		1.08
Distributions from and/or in Excess of:
Net Investment Income	—		(0.43)		(0.05)		(0.03)		—
Net Realized Gain	(0.25)		(1.46)		(0.90)		—		(0.02)
Total Distributions	(0.25)		(1.89)		(0.95)		(0.03)		(0.02)
Net Asset Value, End of Period	$15.67		$15.15		$16.73		$17.15		$15.47
Total Return(4)	5.10%		2.87%		3.13%		11.07%		7.47	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$12,773		$13,356		$17,665		$20,605		$23,051
Ratio of Expenses Before Expense Limitation	1.60%		1.58%		1.58%		1.66%		1.64%
Ratio of Expenses After Expense Limitation	1.54	%(6)	1.53	%(6)	1.52	%(6)	1.57	%(6)	1.52	%(6)
Ratio of Net Investment Income	0.36	%(6)	0.97	%(6)	1.12	%(6)	1.00	%(6)	1.03	%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.02%		0.02%		0.01%		0.02%		0.01%
Portfolio Turnover Rate	109%		117%		132%		176%		103%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses After Expense Limitation would have been 0.06% higher and the Ratio of Net Investment Income would have been 0.06% lower had the custodian not reimbursed the Fund.

(2)  Not consolidated.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Performance was positively impacted by approximately 0.20% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class L shares would have been approximately 7.27%.

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Consolidated Financial Highlights

Global Strategist Portfolio

	Class C
	Year Ended September 30,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)(2)
Net Asset Value, Beginning of Period	$15.02		$16.65		$17.08		$15.42		$14.41
Income from Investment Operations:
Net Investment Income(3)	0.01		0.11		0.21		0.11		0.10
Net Realized and Unrealized Gain	0.71		0.15		0.27		1.55		0.93
Total from Investment Operations	0.72		0.26		0.48		1.66		1.03
Distributions from and/or in Excess of:
Net Investment Income	—		(0.43)		(0.01)		—		—
Net Realized Gain	(0.25)		(1.46)		(0.90)		—		(0.02)
Total Distributions	(0.25)		(1.89)		(0.91)		—		(0.02)
Net Asset Value, End of Period	$15.49		$15.02		$16.65		$17.08		$15.42
Total Return(4)	4.81%		2.55%		2.83%		10.77%		7.13	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,435		$1,906		$1,885		$1,386		$1,613
Ratio of Expenses Before Expense Limitation	1.98%		1.93%		1.99%		2.02%		1.94%
Ratio of Expenses After Expense Limitation	1.82	%(6)	1.82	%(6)	1.83	%(6)	1.82	%(6)	1.81	%(6)
Ratio of Net Investment Income	0.07	%(6)	0.73	%(6)	1.28	%(6)	0.72	%(6)	0.71	%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.02%		0.02%		0.01%		0.02%		0.01%
Portfolio Turnover Rate	109%		117%		132%		176%		103%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses After Expense Limitation would have been 0.02% higher and the Ratio of Net Investment Income would have been 0.02% lower had the custodian not reimbursed the Fund.

(2)  Not consolidated.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  Performance was positively impacted by approximately 0.21% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class C shares would have been approximately 6.92%.

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Consolidated Financial Highlights

Global Strategist Portfolio

	Class IS
	Year Ended September 30,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)(2)
Net Asset Value, Beginning of Period	$15.46		$17.06		$17.49		$15.79		$14.59
Income from Investment Operations:
Net Investment Income(3)	0.19		0.27		0.37		0.31		0.26
Net Realized and Unrealized Gain	0.74		0.17		0.31		1.57		0.96
Total from Investment Operations	0.93		0.44		0.68		1.88		1.22
Distributions from and/or in Excess of:
Net Investment Income	(0.04)		(0.58)		(0.21)		(0.18)		—
Net Realized Gain	(0.25)		(1.46)		(0.90)		—		(0.02)
Total Distributions	(0.29)		(2.04)		(1.11)		(0.18)		(0.02)
Net Asset Value, End of Period	$16.10		$15.46		$17.06		$17.49		$15.79
Total Return(4)	6.02%		3.77%		3.98%		12.08%		8.42	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$159,238		$151,242		$166		$137		$143
Ratio of Expenses Before Expense Limitation	0.75%		0.75%		1.95%		2.17%		5.44%
Ratio of Expenses After Expense Limitation	0.69	%(6)	0.69	%(6)	0.70	%(6)	0.69	%(6)	0.70	%(6)
Ratio of Net Investment Income	1.21	%(6)	1.76	%(6)	2.13	%(6)	1.88	%(6)	1.68	%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.02%		0.02%		0.01%		0.02%		0.01%
Portfolio Turnover Rate	109%		117%		132%		176%		103%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Not consolidated.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Performance was positively impacted by approximately 0.35% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class IS shares would have been approximately 8.07%.

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Consolidated Financial Statements

Morgan Stanley Institutional Fund Trust ("Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust is comprised of twelve separate, active funds (individually referred to as a "Fund," collectively as the "Funds"). The Trust applies investment company accounting and reporting guidance. All Funds are considered diversified for purposes of the Act.

The accompanying consolidated financial statements relate to the Global Strategist Portfolio. The Fund seeks above-average total return over a market cycle of three to five years. The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS.

The Fund has suspended offering Class L shares for sale to all investors. Class L shareholders of the Fund do not have the option to purchasing additional Class L shares. However, existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its consolidated financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results may differ from those estimates.

The Fund may, consistent with its principal investment strategies, invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands, Global Strategist Cayman Portfolio, Ltd. (the "Subsidiary"). The Subsidiary may invest, directly or indirectly through the use of derivatives, in securities, commodities, commodity-related instruments and other investments, primarily futures, swaps and notes. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. The consolidated portfolio of investments and consolidated financial statements include the positions and accounts of the Fund and the Subsidiary. All intercompany accounts and transactions of the Fund and the Subsidiary have been eliminated in consolidation. As of September 30, 2020, the Subsidiary represented approximately $24,146,000 or approximately 6.39% of the total assets of the Fund.

Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Code and recent Internal Revenue Service ("IRS") revenue rulings, which require that a mutual fund receive no more than ten percent of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company ("RIC"). Tax treatment of the income received from the Subsidiary may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Fund's taxable income and distributions. If such changes occur, the Fund may need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a RIC, which could adversely affect the Fund.

In March 2017, the Financial Accounting Standards Board ("FASB") issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be accreted to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The adoption resulted in a change in accounting principle, since the Fund had historically amortized such premiums to maturity for U.S. GAAP. Accordingly, the Fund has adopted ASU 2017-08 to amend the premium amortization period for certain purchased callable debt securities with non-contingent call features to the earliest call date. It is impracticable to evaluate the effect on individual prior periods, therefore the Fund applied the amendments on a modified retrospective basis by recognizing a cumulative effect adjustment that decreased the beginning of period cost of investments and increased the unrealized appreciation on investments of approximately $21,000.

This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on total accumulated earnings (loss) or the net asset value of the Fund. With respect to the Fund's results of operations, amortization of premium to first call date accelerates amortization with the intent of more closely aligning the recognition of income on such bonds with the economics of the instrument.

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Consolidated Financial Statements (cont'd)

Financial Reporting ("ASU 2020-04"), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate ("LIBOR") and other IBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") (the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (2) an equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (4) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (5) OTC swaps may be valued by an outside pricing service approved by the Trustees or quotes from a broker or dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange; (6) when market quotations are not readily available, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Consolidated Financial Statements (cont'd)

by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (7) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (8) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Trust's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2020:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)		Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgage	$—	$69		$—	$69
Agency Fixed Rate Mortgages	—	13,596		—	13,596
Asset-Backed Securities	—	1,780		—	1,780
Collateralized Mortgage Obligations — Agency Collateral Series	—	—	@	—	—	@
Commercial Mortgage-Backed Securities	—	1,946		—	1,946
Corporate Bonds	—	41,325		—	41,325
Mortgages — Other	—	2,187		—	2,187
Sovereign	—	83,364		—	83,364
U.S. Treasury Securities	—	7,603		—	7,603
Total Fixed Income Securities	—	151,870		—	151,870

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Consolidated Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Common Stocks
Aerospace & Defense	$4,120	$517	$—		$4,637
Air Freight & Logistics	1,871	499	—		2,370
Airlines	112	24	—		136
Auto Components	1,362	6,238	—		7,600
Automobiles	1,901	7,107	—		9,008
Banks	4,001	3,008	—		7,009
Beverages	1,213	938	—		2,151
Biotechnology	1,603	446	—		2,049
Building Products	2,039	419	—		2,458
Capital Markets	2,073	1,256	—		3,329
Chemicals	1,671	1,702	—		3,373
Commercial Banks	—	2	—		2
Commercial Services & Supplies	1,388	145	—		1,533
Communications Equipment	566	256	—		822
Construction & Engineering	133	355	—		488
Construction Materials	1,101	346	—		1,447
Consumer Finance	376	2	—		378
Containers & Packaging	326	58	—		384
Distributors	75	—	—		75
Diversified Consumer Services	12	—	—		12
Diversified Financial Services	720	382	—		1,102
Diversified Telecommunication Services	1,156	1,035	—		2,191
Electric Utilities	1,358	1,027	—		2,385
Electrical Equipment	1,258	1,170	—		2,428
Electronic Equipment, Instruments & Components	509	128	—		637
Energy Equipment & Services	122	26	—	†	148	†
Entertainment	1,237	141	—		1,378
Equity Real Estate Investment Trusts (REITs)	2,025	530	—		2,555
Food & Staples Retailing	1,376	661	—		2,037
Food Products	787	2,319	—		3,106
Gas Utilities	51	190	—		241
Health Care Equipment & Supplies	2,608	603	—		3,211
Health Care Providers & Services	1,741	265	—		2,006
Health Care Technology	130	—	—		130
Hotels, Restaurants & Leisure	5,309	1,840	—		7,149
Household Durables	11,613	279	—		11,892
Household Products	1,179	507	—		1,686
Independent Power & Renewable Electricity Producers	85	63	—		148
Industrial Conglomerates	2,625	581	—		3,206
Information Technology Services	4,150	250	—		4,400
Insurance	2,495	2,491	—		4,986
Interactive Media & Services	4,041	57	—		4,098
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Common Stocks (cont'd)
Internet & Direct Marketing Retail	$4,029	$43	$—		$4,072
Leisure Products	45	—	—		45
Life Sciences Tools & Services	939	228	—		1,167
Machinery	4,136	934	—		5,070
Marine	—	132	—		132
Media	1,180	195	—		1,375
Metals & Mining	1,298	3,930	—		5,228
Multi-Line Retail	502	233	—		735
Multi-Utilities	664	580	—		1,244
Oil, Gas & Consumable Fuels	2,016	1,529	—		3,545
Paper & Forest Products	119	142	—		261
Personal Products	126	1,144	—		1,270
Pharmaceuticals	2,850	4,443	—		7,293
Professional Services	1,450	818	—		2,268
Real Estate Management & Development	65	655	—		720
Road & Rail	3,621	66	—		3,687
Semiconductors & Semiconductor Equipment	3,496	833	—		4,329
Software	6,593	782	—		7,375
Specialty Retail	1,797	242	—		2,039
Tech Hardware, Storage & Peripherals	5,245	—	—		5,245
Textiles, Apparel & Luxury Goods	626	1,465	—		2,091
Thrifts & Mortgage Finance	85	—	—		85
Tobacco	442	505	—		947
Trading Companies & Distributors	816	328	—		1,144
Transportation Infrastructure	—	269	—		269
Water Utilities	64	73	—		137
Wireless Telecommunication Services	177	197	—		374
Total Common Stocks	114,899	57,629	—	†	172,528	†
Preferred Stock
Internet & Direct Marketing Retail	4	—	—		4
Right	5	—	—		5
Warrants	1	—	—		1
Short-Term Investments
Investment Company	44,327	—	—		44,327
U.S. Treasury Security	—	5,154	—		5,154
Total Short-Term Investments	44,327	5,154	—		49,481
Foreign Currency Forward Exchange Contracts	—	1,190	—		1,190
Futures Contracts	392	—	—		392
Interest Rate Swap Agreements	—	716	—		716
Total Return Swap Agreements	—	1,945	—		1,945
Total Assets	159,628	218,504	—	†	378,132	†

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Consolidated Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Liabilities:
Foreign Currency Forward Exchange Contracts	$—	$(759)	$—		$(759)
Futures Contracts	(159)	—	—		(159)
Total Return Swap Agreements	—	(2,455)	—		(2,455)
Total Liabilities	(159)	(3,214)	—		(3,373)
Total	$159,469	$215,290	$—	†	$374,759 †

@  Value is less than $500.

†  Includes one or more securities valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stocks (000)
Beginning Balance	$—	†
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	—
Realized gains (losses)	—
Ending Balance	$—	†
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2020	$—	†

†  Includes one or more securities valued at zero.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Consolidated Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Consolidated Financial Statements (cont'd)

the Consolidated Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Swaps: The Fund may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Consolidated Financial Statements (cont'd)

may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Fund's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Fund may be either the buyer or seller in a credit default swap. Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

The current credit rating of each individual issuer is listed in the table following the Consolidated Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Consolidated Financial Statements (cont'd)

if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Consolidated Statement of Assets and Liabilities.

Upfront payments paid or received by the Fund will be reflected as an asset or liability, respectively, in the Consolidated Statement of Assets and Liabilities.

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of September 30, 2020:

	Asset Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$1,190
Futures Contracts	Variation Margin on Futures Contracts	Commodity Risk	26	(a)
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	283	(a)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	83	(a)
Swap Agreements	Variation Margin on Swap Agreements	Interest Rate Risk	645	(a)
Swap Agreements	Unrealized Appreciation on Swap Agreements	Equity Risk	1,945
Swap Agreement	Unrealized Appreciation on Swap Agreement	Interest Rate Risk	71
Total			$4,243
	Liability Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(759)
Futures Contract	Variation Margin on Futures Contract	Equity Risk	(50	)(a)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	(109	)(a)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Equity Risk	(2,455)
Total			$(3,373)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Consolidated Portfolio of Investments. The Consolidated Statement of Assets and Liabilities only reflects the current day's net variation margin.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Consolidated Financial Statements (cont'd)

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2020 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(2,253)
Commodity Risk	Futures Contracts	1,920
Equity Risk	Futures Contracts	48
Interest Rate Risk	Futures Contracts	(1,821)
Credit Risk	Swap Agreements	46
Equity Risk	Swap Agreements	(3,430)
Interest Rate Risk	Swap Agreements	(40)
Total		$(5,530)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$1,463
Commodity Risk	Futures Contracts	(50)
Equity Risk	Futures Contracts	683
Interest Rate Risk	Futures Contracts	75
Equity Risk	Swap Agreements	482
Credit Risk	Swap Agreement	(25)
Interest Rate Risk	Swap Agreements	925
Total		$3,553

At September 30, 2020, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contracts	$1,190	$(759)
Swap Agreements	2,016	(2,455)
Total	$3,206	$(3,214)

(b) Excludes exchange-traded derivatives.

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of September 30, 2020:

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Consolidated Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received(d) (000)	Net Amount (not less than $0) (000)
Bank of America NA	$2	$(2)	$—	$0
Bank of Montreal	1	—	—	1
Bank of New York Mellon	5	—	—	5
Barclays Bank PLC	105	(12)	—	93
BNP Paribas SA	181	(169)	(12)	0
Citibank NA	1	(1)	—	0
Commonwealth Bank of Australia	2	—	—	2
Credit Suisse International	1	—	—	1
Goldman Sachs International	73	(73)	—	0
JPMorgan Chase Bank NA	2,192	(1,836)	(310)	46
State Street Bank and Trust Co.	1	—	—	1
UBS AG	642	(42)	—	600
Total	$3,206	$(2,135)	$(322)	$749

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Consolidated Financial Statements (cont'd)

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in the Consolidated Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged(d) (000)	Net Amount (not less than $0) (000)
Australia And New Zealand Banking Group	$23	$—	$—	$23
Bank of America NA	7	(2)	—	5
Barclays Bank PLC	77	(12)	—	65
BNP Paribas SA	169	(169)	—	0
Citibank NA	114	(1)	—	113
Goldman Sachs International	498	(73)	(339)	86
JPMorgan Chase Bank NA	2,284	(1,836)	—	448
UBS AG	42	(42)	—	0
Total	$3,214	$(2,135)	$(339)	$740

(d) In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

For the year ended September 30, 2020, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$131,655,000
Futures Contracts:
Average monthly notional value	$121,058,000
Swap Agreements:
Average monthly notional amount	$62,217,000

5.  When-Issued/Delayed Delivery Securities: The Fund purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

6.  Indemnifications: The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Consolidated Financial Statements (cont'd)

Agreement, paid quarterly, at an annual rate of 0.45% of the average daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.74% for Class I shares, 1.09% for Class A shares, 1.59% for Class L shares, 1.84% for Class C shares and 0.71% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended September 30, 2020, approximately $144,000 of advisory fees were waived and approximately $36,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Trustees. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

The Adviser provides investment advisory services to the Subsidiary pursuant to the Subsidiary Investment Management Agreement (the "Agreement"). Under the Agreement, the Subsidiary will pay the Adviser at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the annual rate of 0.05%, to the average daily net assets of the Subsidiary.

The Adviser has agreed to waive its advisory fees by the amount of advisory fees it receives from the Subsidiary.

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Trust's Distributor of Fund shares pursuant to a Distribution Agreement. The Trust has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Trust's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Trust pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Trust as required by the Act. Custody fees

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Consolidated Financial Statements (cont'd)

are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2020, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $215,111,000 and $267,372,000, respectively. For the year ended September 30, 2020, purchases and sales of long-term U.S. Government securities were approximately $169,877,000 and $180,314,000, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended September 30, 2020, advisory fees paid were reduced by approximately $94,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended September 30, 2020 is as follows:

Affiliated Investment Company	Value September 30, 2019 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$50,100	$241,604	$247,377	$417
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value September 30, 2020 (000)
Liquidity Funds	$—	$—	$44,327

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended September 30, 2020, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible

Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the consolidated financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for consolidated financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded that there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Consolidated Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended September 30, 2020 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2020 and 2019 was as follows:

2020 Distributions Paid From:		2019 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$5,926	$1,055	$9,365	$25,784

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Consolidated Financial Statements (cont'd)

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to wash sale adjustments, resulted in the following reclassifications among the components of net assets at September 30, 2020:

Total Distributable Earnings (000)	Paid-in- Capital (000)
$2	$(2)

At September 30, 2020, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$4,953	$—

I. Credit Facility: The Trust and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended September 30, 2020, the Fund did not have any borrowings under the Facility.

J. Other: At September 30, 2020, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 74.8%.

K. Market Risk: Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

L. LIBOR Risk: The Fund's investments, payment obligations and financing terms may be based on floating rates, such as London Interbank Offer Rate ("LIBOR"), Euro Interbank Offered Rate and other similar types of reference rates (each, a "Reference Rate"). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings from each other within certain financial markets. On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority ("FCA"), which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after the end of 2021. This announcement and any additional regulatory or market changes may have an adverse impact on the Fund or its investments.

In advance of 2022, regulators and market participants are currently engaged in identifying successor Reference Rates ("Alternative Reference Rates"). Additionally, prior to the end of 2021, it is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to the Fund. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of Alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by the Fund or on its overall financial condition or results of operations.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Global Strategist Portfolio

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Global Strategist Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund Trust (the "Trust")), including the consolidated portfolio of investments, as of September 30, 2020, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund Trust) at September 30, 2020, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
November 24, 2020

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Adviser, to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser, Sub-Adviser and Administrator together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2019, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's performance, management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

As part of the Board's review, the Board received information from management on the impact of COVID-19 on the firm generally and the Adviser and the Fund in particular including, among other information, the pandemic's current and expected impact on the Fund's performance and operations.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Trustees (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on April 22-23, 2020, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from December 1, 2018, through December 31, 2019, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2020. For corporate shareholders, 26.86% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $1,055,000 as a long-term capital gain distribution. In addition, the Fund designated approximately $316,000 of its distributions paid as business interest income and approximately $9,000 of its distributions paid as qualified business income.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended September 30, 2020. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $4,632,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; Formerly, Director of BP p.l.c. (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1953	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1955	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1957	Trustee	Since January 2015	Chairman, Opus Capital Group (since January 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008); Member, Service Provider Committee (2005-2008) and Director of Best Transport (2006-2019).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); Director, Rubicorn Investments (since February 2019); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	87	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1958	Trustee	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1960	Trustee	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1947	Chair of the Board and Trustee	Chair of the Boards since August 2020 and Trustee since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Chairperson of the Governance Committee; Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2019) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. However, the holdings for each money market fund are posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund Trust., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2020 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTGSANN
3300498 EXP 11.30.21

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

High Yield Portfolio

Annual Report

September 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	15
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	20
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	34
Investment Advisory Agreement Approval	35
Liquidity Risk Management Program	37
Privacy Notice	38
Trustee and Officer Information	40

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in High Yield Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2020

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Expense Example (unaudited)

High Yield Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2020 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/20	Actual Ending Account Value 9/30/20	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
High Yield Portfolio Class I	$1,000.00	$1,159.80	$1,021.75	$3.51	$3.29	0.65%
High Yield Portfolio Class A	1,000.00	1,156.40	1,020.00	5.39	5.05	1.00
High Yield Portfolio Class L	1,000.00	1,155.20	1,018.75	6.74	6.31	1.25
High Yield Portfolio Class C	1,000.00	1,153.00	1,016.30	9.37	8.77	1.74
High Yield Portfolio Class IS	1,000.00	1,160.00	1,021.90	3.35	3.13	0.62
High Yield Portfolio Class IR	1,000.00	1,160.00	1,021.90	3.35	3.13	0.62

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 183/366 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Investment Overview (unaudited)

High Yield Portfolio

The Fund seeks total return.

Performance

For the fiscal year ended September 30, 2020, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 0.15%, net of fees. The Fund's Class I shares underperformed against the Fund's benchmark, the Bloomberg Barclays U.S. Corporate High Yield Index (the "Index"), which returned 3.25%.

Factors Affecting Performance

•  The final quarter of 2019 provided a remarkable ending to a remarkable year. Credit markets enjoyed meaningful tightening in their spreads on the back of reduced U.S.-China trade tensions, improved economic data and the dovish stance from the Federal Reserve (Fed). Over the fourth quarter of 2019, the Index returned 2.61%, bringing 2019 full-year returns to 14.32%.i Yields tightened 46 basis points (bps) over the fourth quarter to end 2019 at 5.19%, while spreads tightened 45 bps to end the year at 357 bps.i

•  2020 began with a risk-off sentiment as escalation between the U.S. and Iran as well as the coronavirus outbreak in China weighed on investors. However, by the beginning of March 2020, this risk-off sentiment quickly became full-blown panic as the COVID-19 epidemic turned into a global pandemic, engulfing the rest of the world and leading to rapidly rising deaths and infections, lockdowns of populations and closing of economies. Extraordinary times were matched by extraordinary price action in the high yield market. At the end of the first quarter of 2020, spreads were 544 bps wider at 880 bps, and yields widened 425 bps to end March at 9.44%.i On March 23, 2020, at the peak of the sell-off, yields and spreads were 11.69% and 1123 bps, respectively.i What occurred in March 2020 was the fastest, most severe sell-off in high yield history. To put it in perspective, the spread widening that occurred over a six-month period in 2008 took 13 days in March 2020.i This March 2020 sell-off was then followed by a historic, top-three rebound that only trailed rallies seen in March 2001 and January 2009.i The Index gained 8.85% between March 23 and March 31, 2020.i

•  Unprecedented monetary relief measures, in addition to some better-than-expected economic data, helped fuel a sharp rally that continued in the second quarter of 2020. The Index returned over 10% in the second quarter, the strongest quarterly returns in over a decade.i Spreads tightened 254 bps to end the second quarter at 626 bps, and yields fell 257 bps to 6.87%.i

•  The market continued to recover during the third quarter of 2020, though it ran out of steam in September amid a pickup in virus cases and uncertainty surrounding the prospect of another stimulus package ahead of the U.S. election. However, given the rebound we have seen in asset prices, a pause was to be expected. We view the September swoon as nothing more than constructive consolidation. The Index returned 4.60% in the third quarter of 2020, bringing year-to-date returns to 0.62% as of September 30, 2020.i Spreads tightened 109 bps to end the third quarter at 517 bps, and yields fell 110 bps to 5.77%.i Spreads and yields are now just 181 bps and 58 bps wider on a year-to-date basis as of September 30, 2020, and 583 bps and 592 bps tighter since March 23, 2020.i

•  While volatility with regard to policy, politics and the pandemic have increased, we believe fundamentals continue to support an economic recovery, albeit slower than what we enjoyed in the third quarter. Employment has continued to rebound, global trade and manufacturing have remained in strong recovery mode, and consumer spending in particular has remained robust, with retail sales moving above pre-COVID-19 levels in many developed countries.

•  While the Fund had been outperforming the Index though February 2020 over nearly all time periods, the month of March proved to be a difficult one for both the markets and the Fund. In March 2020 alone, the Fund returned -15.15% (net of fees), underperforming the benchmark return of -11.46%.

•  Our sector positioning was a major factor going into the downturn and subsequent underperformance. The portfolio was positioned to be overweight the consumer cyclicals sectors, as the strong U.S. consumer remained the linchpin of the U.S. economy. However, given the rapid spread of COVID-19, many of these sectors saw an almost

i  Source: Bloomberg Barclays.

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Investment Overview (unaudited) (cont'd)

High Yield Portfolio

immediate cessation of revenues because of various travel restrictions and stay-at-home ordinances issued globally. As a result, overweight positioning to consumer cyclicals detracted over the 12-month period. The Fund's broad underweight to communications and technology also detracted over the period as both of these sectors have been relatively insulated from the effects of COVID-19 and, in some circumstances, actually benefited from increased demand. Work-from-home requirements drove demand in various tech sectors (e.g., increased software demand for virtualization, end-point security, recovery and backups, and cloud access), and with most of the country ordered to stay at home, there has been a strong demand for media/telecom/wireless and wirelines.

•  This relative weakness was partially offset by an underweight to airlines as well as overweights to defensive sectors such as packaging and food & beverage, which were additive.

•  The Fund's underweight positioning to energy, particularly some "fallen angel" credits (bonds that were downgraded from investment grade to high yield), detracted over the period as well, as these credits rallied on the back of an improving commodity backdrop.

•  From a ratings perspective, the Fund's underweight to BB-rated bonds detracted from performance as higher-quality bonds outperformed over the period. An off-benchmark allocation to bank loans also detracted from returns.

Management Strategies

•  We have added some higher-quality fallen angels and selectively added larger ETF-eligible names that we believe may benefit (whether directly or indirectly) from the Fed's corporate credit facilities.

•  We have been actively participating in the new issue calendar as the primary market continues to present opportunities — new issue premiums have been high and new bonds have generally traded well. We continue to sell credits that we think are at near-term default risk and have sold some BB-rated securities trading at very tight levels. While we remain underweight the energy sector, we continue increase high-grade exposure within this sector, and have added producers in high-quality basins with low leverage that we believe can make it through the current environment.

•  We expect to see a meaningful increase in overall defaults in the coming year due to a weaker economy stemming from the outbreak, as well as stress in the energy sector. However, with a significant reduction in default activity over the last two months, and a far quicker recovery from the COVID-19 shock than initially anticipated, we expect default rates to be a more muted 6% to 8%, as opposed to the 10% to 12% initially forecast. We still expect all to be heavily concentrated in energy and coronavirus-impacted sectors, so getting sector positioning right will be critical for performance over the coming months.

•  Going into the final quarter of 2020, we continue to expect monetary policy to remain accommodative and risk assets to be well supported across developed markets. On the other hand, our relatively constructive view is tempered by less compelling valuations and some setbacks in the fight against the pandemic, as evidenced in increasing case counts in Europe and the U.S. While we remain cautiously optimistic that developments could lead to even tighter spreads by year-end or in 2021, we expect some near-term volatility as we approach the November U.S. election.

*  Minimum Investment

**  Commenced operations on February 7, 2012.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class L, Class C, Class IS and Class IR shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (where applicable).

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Investment Overview (unaudited) (cont'd)

High Yield Portfolio

Performance Compared to the Bloomberg Barclays U.S. Corporate High Yield Index(1) and the Lipper High Current Yield Bond Funds Index(2)

	Period Ended September 30, 2020 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Fund — Class I Shares w/o sales charges(4)	0.15%	5.54%	—	6.81%
Fund — Class A Shares w/o sales charges(4)	-0.22	5.14	—	6.44
Fund — Class A Shares with maximum 3.25% sales charges(4)	-3.48	4.45	—	6.03
Fund — Class L Shares w/o sales charges(4)	-0.46	4.88	—	6.18
Fund — Class C Shares w/o sales charges(6)	-0.93	4.40	—	3.32
Fund — Class C Shares with maximum 1.00% deferred sales charges(6)	-1.87	4.40	—	3.32
Fund — Class IS Shares w/o sales charges(5)	0.18	5.57	—	4.04
Fund — Class IR Shares w/o sales charges(7)	0.18	—	—	2.96
Bloomberg Barclays U.S. Corporate High Yield Index	3.25	6.79	—	6.06
Lipper High Current Yield Bond Funds Index	1.19	5.54	—	5.27

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The Bloomberg Barclays U.S. Corporate High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody's, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging market debt. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper High Current Yield Bond Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper High Current Yield Bond Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper High Current Yield Bond Funds classification.

(3)  Total returns for the Fund reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(4)  Commenced operations on February 7, 2012.

(5)  Commenced offering on March 28, 2014.

(6)  Commenced offering on April 30, 2015.

(7)  Commenced offering on June 15, 2018.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Indexes.

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Portfolio of Investments

High Yield Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (97.8%)
Corporate Bonds (94.6%)
Basic Materials (5.5%)
Alcoa Nederland Holding BV
5.50%, 12/15/27 (a)	$500	$522
Avient Corp.
5.75%, 5/15/25 (a)	500	531
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV
4.75%, 6/15/27 (a)	225	230
Chemours Co. (The)
6.63%, 5/15/23	750	761
Eldorado Gold Corp.
9.50%, 6/1/24 (a)	789	841
First Quantum Minerals Ltd.,
6.88%, 10/15/27 (a)(b)	250	241
7.50%, 4/1/25 (a)	500	495
Hudbay Minerals, Inc.,
6.13%, 4/1/29 (a)	325	323
7.63%, 1/15/25 (a)	250	255
IAMGOLD Corp.
5.75%, 10/15/28 (a)	550	535
Innophos Holdings, Inc.
9.38%, 2/15/28 (a)	1,000	1,067
International Wire Group, Inc.
10.75%, 8/1/21 (a)	650	579
Kaiser Aluminum Corp.,
4.63%, 3/1/28 (a)	400	374
6.50%, 5/1/25 (a)	300	310
Minerals Technologies, Inc.
5.00%, 7/1/28 (a)	500	519
Novelis Corp.
4.75%, 1/30/30 (a)	600	590
Olin Corp.
9.50%, 6/1/25 (a)	425	496
PQ Corp.
5.75%, 12/15/25 (a)	575	594
Schweitzer-Mauduit International, Inc.
6.88%, 10/1/26 (a)	850	900
		10,163
Communications (12.3%)
Altice Financing SA
5.00%, 1/15/28 (a)	550	535
Altice France SA,
5.13%, 1/15/29 (a)	250	249
7.38%, 5/1/26 (a)	500	524
Avaya, Inc.
6.13%, 9/15/28 (a)	500	512
Block Communications, Inc.
4.88%, 3/1/28 (a)	800	818
C&W Senior Financing DAC
6.88%, 9/15/27 (a)	500	521
	Face Amount (000)	Value (000)
CCO Holdings LLC/CCO Holdings Capital Corp.
5.00%, 2/1/28 (a)	$800	$841
CenturyLink, Inc.
4.00%, 2/15/27 (a)	500	509
Clear Channel Worldwide Holdings, Inc.,
5.13%, 8/15/27 (a)	250	240
9.25%, 2/15/24	851	827
CSC Holdings LLC
5.75%, 1/15/30 (a)	985	1,048
Diamond Sports Group LLC/Diamond Sports Finance Co.
6.63%, 8/15/27 (a)	650	339
DISH DBS Corp.
7.75%, 7/1/26	500	550
Entercom Media Corp.
6.50%, 5/1/27 (a)	900	786
EW Scripps Co. (The)
5.13%, 5/15/25 (a)	1,000	980
GCI LLC
4.75%, 10/15/28 (a)(b)	300	304
Gray Television, Inc.
5.88%, 7/15/26 (a)	900	935
iHeartCommunications, Inc.
5.25%, 8/15/27 (a)	750	732
Lamar Media Corp.
4.00%, 2/15/30 (a)	250	250
LCPR Senior Secured Financing DAC
6.75%, 10/15/27 (a)	1,050	1,099
Level 3 Financing, Inc.
4.63%, 9/15/27 (a)	500	515
MDC Partners, Inc.
6.50%, 5/1/24 (a)	1,039	950
Midcontinent Communications/Midcontinent Finance Corp.
5.38%, 8/15/27 (a)	1,000	1,031
Nexstar Broadcasting, Inc.
5.63%, 7/15/27 (a)	550	579
Outfront Media Capital LLC/Outfront Media Capital Corp.
4.63%, 3/15/30 (a)	750	721
Radiate Holdco LLC / Radiate Finance, Inc.
6.50%, 9/15/28 (a)	750	771
Sable International Finance Ltd.
5.75%, 9/7/27 (a)	500	523
Sirius XM Radio, Inc.
5.00%, 8/1/27 (a)	500	522
Switch Ltd.
3.75%, 9/15/28 (a)	300	304
TEGNA, Inc.,
4.63%, 3/15/28 (a)	450	441
5.00%, 9/15/29 (a)	300	297
TripAdvisor, Inc.
7.00%, 7/15/25 (a)	175	183

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Portfolio of Investments (cont'd)

High Yield Portfolio

	Face Amount (000)	Value (000)
Communications (cont'd)
Univision Communications, Inc.,
6.63%, 6/1/27 (a)	$425	$416
9.50%, 5/1/25 (a)	850	914
Virgin Media Finance PLC
5.00%, 7/15/30 (a)	900	897
Ziggo Bond Co. BV
5.13%, 2/28/30 (a)	525	532
Ziggo BV
4.88%, 1/15/30 (a)	350	363
		22,558
Consumer, Cyclical (24.2%)
AAG FH LP/AAG FH Finco, Inc.
9.75%, 7/15/24 (a)	550	521
Adient US LLC
9.00%, 4/15/25 (a)	275	304
American Axle & Manufacturing, Inc.
6.88%, 7/1/28	650	632
American Builders & Contractors Supply Co., Inc.
5.88%, 5/15/26 (a)	350	364
Aramark Services, Inc.,
4.75%, 6/1/26	250	253
6.38%, 5/1/25 (a)	600	626
Asbury Automotive Group, Inc.
4.75%, 3/1/30 (a)	250	252
Ashton Woods USA LLC/Ashton Woods Finance Co.
6.63%, 1/15/28 (a)	725	730
Aston Martin Capital Holdings Ltd.
6.50%, 4/15/22 (a)	650	585
At Home Holding III, Inc.
8.75%, 9/1/25 (a)	750	785
Banijay Entertainment SASU
5.38%, 3/1/25 (a)	825	833
Beacon Roofing Supply, Inc.
4.88%, 11/1/25 (a)	500	491
Beazer Homes USA, Inc.
5.88%, 10/15/27	750	761
Boyd Gaming Corp.,
4.75%, 12/1/27	200	197
6.00%, 8/15/26	750	776
Boyne USA, Inc.
7.25%, 5/1/25 (a)	830	874
Burlington Coat Factory Warehouse Corp.
6.25%, 4/15/25 (a)	750	791
Carvana Co.
5.88%, 10/1/28 (a)(b)	600	594
CCM Merger, Inc.
6.00%, 3/15/22 (a)	750	742
CD&R Smokey Buyer, Inc.
6.75%, 7/15/25 (a)	750	792
Century Communities, Inc.,
5.88%, 7/15/25	500	522
6.75%, 6/1/27	300	317
	Face Amount (000)	Value (000)
Core & Main Holdings LP
8.63% CASH, 9.38% PIK, 9/15/24 (a)(c)	$350	$354
Dana, Inc.
5.38%, 11/15/27	500	513
Dealer Tire LLC / DT Issuer LLC
8.00%, 2/1/28 (a)	525	537
Delta Air Lines, Inc./SkyMiles IP Ltd.
4.75%, 10/20/28 (a)	850	884
Downstream Development Authority of the Quapaw Tribe of Oklahoma
10.50%, 2/15/23 (a)	1,268	1,171
Eagle Intermediate Global Holding BV/ Ruyi US Finance LLC
7.50%, 5/1/25 (a)	425	300
FelCor Lodging LP
6.00%, 6/1/25	500	492
Ferrellgas LP/Ferrellgas Finance Corp.
10.00%, 4/15/25 (a)	550	597
Ford Motor Co.,
8.50%, 4/21/23	575	628
9.00%, 4/22/25	750	861
Ford Motor Credit Co. LLC
4.13%, 8/17/27	250	244
Forestar Group, Inc.
5.00%, 3/1/28 (a)	500	506
G-III Apparel Group Ltd.
7.88%, 8/15/25 (a)	400	404
Golden Nugget, Inc.
8.75%, 10/1/25 (a)	600	474
Hanesbrands, Inc.
4.88%, 5/15/26 (a)	250	267
Installed Building Products, Inc.
5.75%, 2/1/28 (a)	250	264
International Game Technology PLC
5.25%, 1/15/29 (a)	375	380
IRB Holding Corp.
7.00%, 6/15/25 (a)	500	534
JB Poindexter & Co., Inc.
7.13%, 4/15/26 (a)	700	745
Ken Garff Automotive LLC
4.88%, 9/15/28 (a)	275	271
LGI Homes, Inc.
6.88%, 7/15/26 (a)	500	524
Lithia Motors, Inc.
4.63%, 12/15/27 (a)	600	621
Macy's, Inc.
8.38%, 6/15/25 (a)	750	776
Marriott Ownership Resorts, Inc.
6.13%, 9/15/25 (a)	450	465
Mattamy Group Corp.
5.25%, 12/15/27 (a)	500	515
Mclaren Finance PLC
5.75%, 8/1/22 (a)	550	499

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Portfolio of Investments (cont'd)

High Yield Portfolio

	Face Amount (000)	Value (000)
Consumer, Cyclical (cont'd)
Meritor, Inc.,
6.25%, 2/15/24	$350	$358
6.25%, 6/1/25 (a)	250	262
MGM Resorts International,
5.50%, 4/15/27	327	342
6.75%, 5/1/25	500	525
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.
6.50%, 6/20/27 (a)	750	783
Nathan's Famous, Inc.
6.63%, 11/1/25 (a)	1,000	1,020
National CineMedia LLC
5.75%, 8/15/26	500	342
Navistar International Corp.
6.63%, 11/1/25 (a)	750	768
New Home Co., Inc. (The)
7.25%, 4/1/22	750	747
Panther BF Aggregator 2 LP/Panther Finance Co., Inc.
8.50%, 5/15/27 (a)	465	481
Performance Food Group, Inc.,
5.50%, 10/15/27 (a)	710	733
6.88%, 5/1/25 (a)	500	535
Picasso Finance Sub, Inc.
6.13%, 6/15/25 (a)	625	674
Powdr Corp.
6.00%, 8/1/25 (a)	750	770
Rite Aid Corp.,
7.50%, 7/1/25 (a)	275	271
8.00%, 11/15/26 (a)	380	381
Sally Holdings LLC/Sally Capital, Inc.
5.63%, 12/1/25	500	508
Scientific Games International, Inc.,
7.00%, 5/15/28 (a)	225	226
8.25%, 3/15/26 (a)	500	523
Speedway Motorsports LLC/Speedway Funding II, Inc.
4.88%, 11/1/27 (a)	500	481
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd.
8.00%, 9/20/25 (a)	500	530
Station Casinos LLC
4.50%, 2/15/28 (a)	550	507
Sugarhouse HSP Gaming Prop Mezz LP/ Sugarhouse HSP Gaming Finance Corp.
5.88%, 5/15/25 (a)	810	793
Taylor Morrison Communities, Inc.
5.88%, 6/15/27 (a)	450	496
Tempur Sealy International, Inc.
5.50%, 6/15/26	425	442
Titan International, Inc.
6.50%, 11/30/23	900	676
	Face Amount (000)	Value (000)
Truck Hero, Inc.
8.50%, 4/21/24 (a)	$1,100	$1,170
Vail Resorts, Inc.
6.25%, 5/15/25 (a)	575	611
Winnebago Industries, Inc.
6.25%, 7/15/28 (a)	550	581
Wolverine World Wide, Inc.,
5.00%, 9/1/26 (a)	500	503
6.38%, 5/15/25 (a)	300	318
Wyndham Destinations, Inc.
4.63%, 3/1/30 (a)	500	483
		44,408
Consumer, Non-Cyclical (12.2%)
Acadia Healthcare Co., Inc.
5.50%, 7/1/28 (a)	600	618
AdaptHealth LLC
6.13%, 8/1/28 (a)	350	363
Ahern Rentals, Inc.
7.38%, 5/15/23 (a)	925	494
Albertsons Cos., Inc./Safeway, Inc./ New Albertson's, Inc./Albertson's LLC
5.88%, 2/15/28 (a)	250	267
Bausch Health Cos, Inc.,
6.13%, 4/15/25 (a)	100	102
9.00%, 12/15/25 (a)	550	600
Beverages & More, Inc.
11.50%, 6/15/22 (a)	900	759
Catalent Pharma Solutions, Inc.
5.00%, 7/15/27 (a)	500	521
Central Garden & Pet Co.
5.13%, 2/1/28	450	474
Chobani LLC/Chobani Finance Corp., Inc.
7.50%, 4/15/25 (a)	950	985
Edgewell Personal Care Co.
5.50%, 6/1/28 (a)	500	527
Emergent BioSolutions, Inc.
3.88%, 8/15/28 (a)	275	277
Endo Dac/Endo Finance LLC/Endo Finco, Inc.
6.00%, 7/15/23 (a)	778	617
FAGE International SA/FAGE USA Dairy Industry, Inc.
5.63%, 8/15/26 (a)	500	482
Garda World Security Corp.
9.50%, 11/1/27 (a)	900	947
Great Lakes Dredge & Dock Corp.
8.00%, 5/15/22	650	669
H-Food Holdings LLC/Hearthside Finance Co., Inc.
8.50%, 6/1/26 (a)	1,000	981
Hadrian Merger Sub, Inc.
8.50%, 5/1/26 (a)	350	349
Harsco Corp.
5.75%, 7/31/27 (a)	700	710
Jaguar Holding Co. II/PPD Development LP
5.00%, 6/15/28 (a)	300	313

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Portfolio of Investments (cont'd)

High Yield Portfolio

	Face Amount (000)	Value (000)
Consumer, Non-Cyclical (cont'd)
Lamb Weston Holdings, Inc.
4.88%, 11/1/26 (a)	$500	$522
Michael Baker International LLC
8.75%, 3/1/23 (a)	800	800
MPH Acquisition Holdings LLC
7.13%, 6/1/24 (a)	750	771
Nielsen Finance LLC/Nielsen Finance Co.
5.63%, 10/1/28 (a)	625	648
Polaris Intermediate Corp.
8.50% CASH, 9.25% PIK, 12/1/22 (a)(c)	650	662
Post Holdings, Inc.
5.50%, 12/15/29 (a)	150	161
Select Medical Corp.
6.25%, 8/15/26 (a)	650	677
Service Corp. International
5.13%, 6/1/29	250	277
Simmons Foods, Inc.
5.75%, 11/1/24 (a)	600	602
Sotheby's
7.38%, 10/15/27 (a)	450	451
Spectrum Brands, Inc.
5.00%, 10/1/29 (a)	500	520
Surgery Center Holdings, Inc.,
6.75%, 7/1/25 (a)	650	649
10.00%, 4/15/27 (a)	700	747
Teleflex, Inc.
4.88%, 6/1/26	350	363
Tenet Healthcare Corp.,
6.13%, 10/1/28 (a)	250	244
7.00%, 8/1/25	600	619
Teva Pharmaceutical Finance Netherlands III BV
3.15%, 10/1/26	540	477
TMS International Holding Corp.
7.25%, 8/15/25 (a)	1,000	939
TreeHouse Foods, Inc.
4.00%, 9/1/28	225	228
United Rentals North America, Inc.
4.88%, 1/15/28	250	263
US Foods, Inc.
6.25%, 4/15/25 (a)	686	727
		22,402
Diversified (1.0%)
PetSmart, Inc.
7.13%, 3/15/23 (a)	800	808
Trident TPI Holdings, Inc.
6.63%, 11/1/25 (a)	1,000	989
		1,797
Energy (10.6%)
American Midstream Partners LP/American Midstream Finance Corp.
9.50%, 12/15/21 (a)	1,000	996
	Face Amount (000)	Value (000)
Archrock Partners LP/Archrock Partners Finance Corp.
6.88%, 4/1/27 (a)	$300	$288
Baytex Energy Corp.
5.63%, 6/1/24 (a)	1,000	569
Blue Racer Midstream LLC/Blue Racer Finance Corp.
6.63%, 7/15/26 (a)	850	751
CrownRock LP/CrownRock Finance, Inc.
5.63%, 10/15/25 (a)	750	709
Endeavor Energy Resources LP/EER Finance, Inc.,
5.75%, 1/30/28 (a)	750	755
6.63%, 7/15/25 (a)	250	257
Energy Ventures Gom LLC/EnVen Finance Corp.
11.00%, 2/15/23 (a)	1,200	904
Global Partners LP/GLP Finance Corp.
7.00%, 8/1/27	840	859
Jagged Peak Energy LLC
5.88%, 5/1/26	750	748
Lonestar Resources America, Inc.
11.25%, 1/1/23 (a)(d)(e)	1,115	201
Magnolia Oil & Gas Operating LLC/ Magnolia Oil & Gas Finance Corp.
6.00%, 8/1/26 (a)	700	693
Martin Midstream Partners LP/ Martin Midstream Finance Corp.,
10.00%, 2/29/24 (a)	218	227
11.50%, 2/28/25 (a)	992	903
Matador Resources Co.
5.88%, 9/15/26	800	670
Murphy Oil Corp.,
5.75%, 8/15/25	800	700
5.88%, 12/1/27	200	171
Murphy Oil USA, Inc.
5.63%, 5/1/27	800	853
NuStar Logistics LP
6.38%, 10/1/30	185	192
Occidental Petroleum Corp.,
2.90%, 8/15/24	875	744
6.95%, 7/1/24	875	849
Oceaneering International, Inc.
6.00%, 2/1/28	775	487
Parkland Fuel Corp.
5.88%, 7/15/27 (a)	250	263
Parsley Energy LLC/Parsley Finance Corp.
5.38%, 1/15/25 (a)	500	500
PBF Holding Co., LLC/PBF Finance Corp.
6.00%, 2/15/28 (a)	750	505
Rockies Express Pipeline LLC
3.60%, 5/15/25 (a)	500	491
Seven Generations Energy Ltd.
5.38%, 9/30/25 (a)	700	665

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Portfolio of Investments (cont'd)

High Yield Portfolio

	Face Amount (000)	Value (000)
Energy (cont'd)
Tallgrass Energy Partners LP/ Tallgrass Energy Finance Corp.
7.50%, 10/1/25 (a)	$200	$201
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
5.50%, 3/1/30 (a)	500	501
TransMontaigne Partners LP/TLP Finance Corp.
6.13%, 2/15/26	350	364
Vermilion Energy, Inc.
5.63%, 3/15/25 (a)	750	625
Viper Energy Partners LP
5.38%, 11/1/27 (a)	830	819
WPX Energy, Inc.,
4.50%, 1/15/30	300	296
5.25%, 10/15/27	700	712
		19,468
Finance (7.8%)
AHP Health Partners, Inc.
9.75%, 7/15/26 (a)	940	1,011
Alliant Holdings Intermediate LLC/ Alliant Holdings Co-Issuer
6.75%, 10/15/27 (a)	650	683
Compass Group Diversified Holdings LLC
8.00%, 5/1/26 (a)	700	737
CTR Partnership LP/CareTrust Capital Corp.
5.25%, 6/1/25	608	625
Cushman & Wakefield US Borrower LLC
6.75%, 5/15/28 (a)	400	417
Fly Leasing Ltd.
5.25%, 10/15/24	675	558
Freedom Mortgage Corp.
8.25%, 4/15/25 (a)	500	511
GTCR AP Finance, Inc.
8.00%, 5/15/27 (a)	600	635
HUB International Ltd.
7.00%, 5/1/26 (a)	582	604
Hunt Cos., Inc.
6.25%, 2/15/26 (a)	661	636
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
5.25%, 5/15/27	250	261
INTL FCStone, Inc.
8.63%, 6/15/25 (a)	649	702
Iron Mountain, Inc.
5.25%, 7/15/30 (a)	300	313
iStar, Inc.
4.25%, 8/1/25	250	234
Kennedy-Wilson, Inc.
5.88%, 4/1/24	500	498
Lions Gate Capital Holdings LLC,
5.88%, 11/1/24 (a)	250	247
6.38%, 2/1/24 (a)	450	447
	Face Amount (000)	Value (000)
MGIC Investment Corp.
5.25%, 8/15/28	$300	$310
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.
5.75%, 2/1/27	325	351
MGM Growth Properties Operating Partnership LP/ MGP Finance Co-Issuer, Inc.
4.63%, 6/15/25 (a)	150	153
MPT Operating Partnership LP/MPT Finance Corp.
4.63%, 8/1/29	500	521
NMI Holdings, Inc.
7.38%, 6/1/25 (a)	500	535
Oxford Finance LLC/Oxford Finance Co-Issuer II, Inc.
6.38%, 12/15/22 (a)	750	734
PennyMac Financial Services, Inc.
5.38%, 10/15/25 (a)	375	380
Provident Funding Associates LP/PFG Finance Corp.
6.38%, 6/15/25 (a)	462	449
Radian Group, Inc.
6.63%, 3/15/25	450	476
RHP Hotel Properties LP/RHP Finance Corp.
4.75%, 10/15/27	250	231
SBA Communications Corp.
3.88%, 2/15/27 (a)	425	432
Vertical US Newco, Inc.
5.25%, 7/15/27 (a)	550	573
		14,264
Health Care (0.1%)
Encompass Health Corp.
4.63%, 4/1/31	150	150
Industrials (16.8%)
American Woodmark Corp.
4.88%, 3/15/26 (a)	250	254
Apex Tool Group LLC/BC Mountain Finance, Inc.
9.00%, 2/15/23 (a)	900	835
Bombardier, Inc.
6.13%, 1/15/23 (a)	600	514
Brand Industrial Services, Inc.
8.50%, 7/15/25 (a)	1,000	947
Builders FirstSource, Inc.
5.00%, 3/1/30 (a)	500	518
Cargo Aircraft Management, Inc.
4.75%, 2/1/28 (a)	500	506
Cleaver-Brooks, Inc.
7.88%, 3/1/23 (a)	850	823
Core & Main LP
6.13%, 8/15/25 (a)	600	609
Cornerstone Building Brands, Inc.
8.00%, 4/15/26 (a)	650	684
Cornerstone Building Brands, Inc.
6.13%, 1/15/29 (a)	275	279
EnerSys
4.38%, 12/15/27 (a)	350	358

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Portfolio of Investments (cont'd)

High Yield Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
EnPro Industries, Inc.
5.75%, 10/15/26	$650	$688
Flex Acquisition Co., Inc.
6.88%, 1/15/25 (a)	600	602
FXI Holdings, Inc.
7.88%, 11/1/24 (a)	688	655
GPC Merger Sub, Inc.
7.13%, 8/15/28 (a)	550	574
Greif, Inc.
6.50%, 3/1/27 (a)	175	182
Griffon Corp.
5.75%, 3/1/28	875	915
Grinding Media, Inc./Moly-Cop AltaSteel Ltd.
7.38%, 12/15/23 (a)	925	939
Ingram Micro, Inc.
5.45%, 12/15/24	750	803
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC
6.00%, 9/15/28 (a)	425	432
Intertape Polymer Group, Inc.
7.00%, 10/15/26 (a)	1,075	1,133
JPW Industries Holding Corp.
9.00%, 10/1/24 (a)	1,050	993
KBR, Inc.
4.75%, 9/30/28 (a)	330	332
Kenan Advantage Group, Inc. (The)
7.88%, 7/31/23 (a)	1,000	974
Koppers, Inc.
6.00%, 2/15/25 (a)	750	762
Kratos Defense & Security Solutions, Inc.
6.50%, 11/30/25 (a)	750	786
Manitowoc Co., Inc. (The)
9.00%, 4/1/26 (a)	575	595
Mauser Packaging Solutions Holding Co.
7.25%, 4/15/25 (a)	1,000	943
Moog, Inc.
4.25%, 12/15/27 (a)	500	512
New Enterprise Stone & Lime Co., Inc.,
6.25%, 3/15/26 (a)	575	593
9.75%, 7/15/28 (a)	500	543
Owens-Brockway Glass Container, Inc.
6.63%, 5/13/27 (a)	500	543
PGT Escrow Issuer, Inc.
6.75%, 8/1/26 (a)	750	801
Plastipak Holdings, Inc.
6.25%, 10/15/25 (a)	750	751
Standard Industries, Inc.
5.00%, 2/15/27 (a)	500	521
Stevens Holding Co., Inc.
6.13%, 10/1/26 (a)	350	376
	Face Amount (000)	Value (000)
Summit Materials LLC/Summit Materials Finance Corp.
5.25%, 1/15/29 (a)	$500	$522
TopBuild Corp.
5.63%, 5/1/26 (a)	500	518
TransDigm, Inc.
5.50%, 11/15/27	750	722
TriMas Corp.
4.88%, 10/15/25 (a)	350	355
Triumph Group, Inc.,
6.25%, 9/15/24 (a)	500	427
8.88%, 6/1/24 (a)	275	294
Trivium Packaging Finance BV
8.50%, 8/15/27 (a)	550	594
TTM Technologies, Inc.
5.63%, 10/1/25 (a)	1,013	1,037
Tutor Perini Corp.
6.88%, 5/1/25 (a)	750	691
US Concrete, Inc.,
5.13%, 3/1/29 (a)	375	377
6.38%, 6/1/24	250	258
Waste Pro USA, Inc.
5.50%, 2/15/26 (a)	475	482
Watco Cos. LLC/Watco Finance Corp.
6.50%, 6/15/27 (a)	750	769
WESCO Distribution, Inc.
7.13%, 6/15/25 (a)	250	273
XPO Logistics, Inc.
6.25%, 5/1/25 (a)	300	321
		30,915
Technology (3.1%)
Black Knight InfoServ LLC
3.63%, 9/1/28 (a)	350	354
Boxer Parent Co., Inc.
7.13%, 10/2/25 (a)	725	775
BY Crown Parent LLC
7.38%, 10/15/24 (a)	428	436
CDK Global, Inc.
5.25%, 5/15/29 (a)	250	266
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc.
5.75%, 3/1/25 (a)	500	508
Diebold Nixdorf, Inc.,
8.50%, 4/15/24	350	320
9.38%, 7/15/25 (a)	325	344
IQVIA, Inc.
5.00%, 5/15/27 (a)	250	263
j2 Cloud Services LLC/j2 Global Co-Obligor, Inc.
6.00%, 7/15/25 (a)	750	781
MSCI, Inc.
4.75%, 8/1/26 (a)	150	156
MTS Systems Corp.
5.75%, 8/15/27 (a)	750	741

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Portfolio of Investments (cont'd)

High Yield Portfolio

	Face Amount (000)	Value (000)
Technology (cont'd)
ON Semiconductor Corp.
3.88%, 9/1/28 (a)	$325	$330
Rackspace Hosting, Inc.
8.63%, 11/15/24 (a)	500	524
		5,798
Utilities (1.0%)
Calpine Corp.
5.00%, 2/1/31 (a)	300	307
LBC Tank Terminals Holding Netherlands BV
6.88%, 5/15/23 (a)	950	946
PG&E Corp.
5.25%, 7/1/30	600	581
		1,834
		173,757
Variable Rate Senior Loan Interests (3.2%)
Communication Services (0.2%)
CommScope, Inc.,
2019 Term B 1 Month USD LIBOR + 3.25%, 3.40%, 4/6/26 (f)	347	339
Connect Finco Sarl,
Term Loan B 1 Month USD LIBOR + 4.50%, 4.65%, 12/11/26 (f)	1	1
		340
Communications (0.4%)
Terrier Media Buyer, Inc.,
Term B 1 Month USD LIBOR + 4.25%, 4.40%, 12/17/26 (f)	703	688
Consumer, Cyclical (0.9%)
Playa Resorts Holding BV,
2017 Term Loan B 3 Month USD LIBOR + 2.75%, 3.75%, 4/29/24 (f)	630	558
Thor Industries, Inc.,
Term B 3 Month USD LIBOR + 3.75%, 3.94%, 2/1/26 (f)	629	627
Topgolf International, Inc.,
Term B 3 Month USD LIBOR + 6.25%, 7.00%, 2/8/26 (f)	493	485
		1,670
Consumer, Non-Cyclical (0.3%)
H Food Holdings LLC,
2018 Term Loan B 1 Month USD LIBOR + 3.68%, 3.83%, 5/23/25 (f)	660	643
Energy (0.0%)
Gavilan Resources LLC,
2nd Lien Term 3 Month USD LIBOR + 6.00%, 7.00%, 3/1/24 (d)(e)	1,000	13
Industrials (1.1%)
Airxcel, Inc.,
1st Lien Term 3 Month USD LIBOR + 4.50%, 4.69%, 4/28/25 (f)	634	599
	Face Amount (000)	Value (000)
Associated Asphalt Partners LLC,
Term B
3 Month USD LIBOR + 5.25%, 6.25%, 4/5/24 (f)	$966	$783
SAExploration Holdings, Inc.,
Term Loan Fixed + 10.00%, 1/4/21 (d)(e)	500	75
Titan Acquisition Limited,
2018 Term Loan B 3 Month USD LIBOR + 3.00%, 3.22%, 3/28/25 (f)	511	485
		1,942
Technology (0.3%)
DynCorp International, Inc.,
2019 Term Loan B 1 Month USD LIBOR + 6.00%, 7.00%, 8/18/25 (f)	570	568
		5,864
Total Fixed Income Securities (Cost $182,168)		179,621
	Shares
Common Stocks (0.2%)
Auto Components (0.0%)
Exide Technologies (g)	592	0
Equity Real Estate Investment Trusts (REITs) (0.1%)
American Gilsonite Co. (g)	500	200
Machinery (0.0%)
Iracore International Holdings, Inc., Class A (g)(h)	470	60
Semiconductors & Semiconductor Equipment (0.0%)
UC Holdings, Inc. (g)	2,826	29
Transportation (0.1%)
Sycreon Group BV/Syncreon Global Finance US, Inc. (g)	1,441	66
Total Common Stocks (Cost $151)		355
	No. of Warrants
Warrant (0.0%)
Transportation (0.0%)
Sncreon Group BV/Syncreon Global Finance US, Inc. expires 10/2/24 (Cost $—)	2,266	35
	Shares
Short-Term Investment (0.6%)
Investment Company (0.6%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $1,083)	1,083,228	1,083
Total Investments (98.6%) (Cost $183,402) (i)(j)		181,094
Other Assets in Excess of Liabilities (1.4%)		2,579
Net Assets (100.0%)		$183,673

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  When-issued security.

(c)  PIK: Payment-in-kind security for which part of the income earned may be paid as additional principal.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Portfolio of Investments (cont'd)

High Yield Portfolio

(d)  Non-income producing security; bond in default.

(e)  Issuer in bankruptcy.

(f)  Floating or variable rate securities: The rates disclosed are as of September 30, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(g)  Non-income producing security.

(h)  At September 30, 2020, the Fund held a fair valued security valued at approximately $60,000 representing 0.03% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Trust's (as defined herein) Trustees.

(i)  Securities are available for collateral in connection with purchase of a when-issued securities.

(j)  At September 30, 2020, the aggregate cost for federal income tax purposes is approximately $183,785,000. The aggregate gross unrealized appreciation is approximately $5,300,000 and the aggregate gross unrealized depreciation is approximately $7,991,000, resulting in net unrealized depreciation of approximately $2,691,000.

LIBOR  London Interbank Offered Rate.

PIK  Payment-in-Kind. Income may be paid in additional securities or cash at the discretion of the issuer.

REITs  Real Estate Investment Trusts.

USD  United States Dollar.

Portfolio Composition

Classification	Percentage of Total Investments
Consumer, Cyclical	24.5%
Industrials	17.2
Communications	12.5
Consumer, Non-Cyclical	12.4
Energy	10.7
Other*	9.1
Finance	7.9
Basic Materials	5.7
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

High Yield Portfolio

Statement of Assets and Liabilities	September 30, 2020 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $182,319)	$180,011
Investment in Security of Affiliated Issuer, at Value (Cost $1,083)	1,083
Total Investments in Securities, at Value (Cost $183,402)	181,094
Interest Receivable	3,136
Receivable for Investments Sold	1,256
Receivable for Fund Shares Sold	58
Receivable from Affiliate	—	@
Other Assets	55
Total Assets	185,599
Liabilities:
Payable for Investments Purchased	1,625
Payable for Professional Fees	82
Payable for Fund Shares Redeemed	72
Payable for Advisory Fees	62
Payable for Sub Transfer Agency Fees — Class I	20
Payable for Sub Transfer Agency Fees — Class A	4
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	1
Payable for Administration Fees	12
Payable for Shareholder Services Fees — Class A	3
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	6
Payable for Transfer Agency Fees — Class I	2
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	1
Payable for Transfer Agency Fees — Class IR	—	@
Payable for Custodian Fees	4
Other Liabilities	30
Total Liabilities	1,926
Net Assets	$183,673
Net Assets Consist of:
Paid-in-Capital	$200,306
Total Accumulated Loss	(16,633)
Net Assets	$183,673

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

High Yield Portfolio

Statement of Assets and Liabilities (cont'd)	September 30, 2020 (000)
CLASS I:
Net Assets	$155,539
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	16,931,014
Net Asset Value, Offering and Redemption Price Per Share	$9.19
CLASS A:
Net Assets	$14,595
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,591,636
Net Asset Value, Redemption Price Per Share	$9.17
Maximum Sales Load	3.25%
Maximum Sales Charge	$0.31
Maximum Offering Price Per Share	$9.48
CLASS L:
Net Assets	$425
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	46,285
Net Asset Value, Offering and Redemption Price Per Share	$9.17
CLASS C:
Net Assets	$7,633
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	833,597
Net Asset Value, Offering and Redemption Price Per Share	$9.16
CLASS IS:
Net Assets	$5,471
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	595,345
Net Asset Value, Offering and Redemption Price Per Share	$9.19
CLASS IR:
Net Assets	$10
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,108
Net Asset Value, Offering and Redemption Price Per Share	$9.19

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

High Yield Portfolio

Statement of Operations	Year Ended September 30, 2020 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$13,021
Dividends from Security of Affiliated Issuer (Note G)	14
Total Investment Income	13,035
Expenses:
Advisory Fees (Note B)	1,142
Sub Transfer Agency Fees — Class I	188
Sub Transfer Agency Fees — Class A	28
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	4
Professional Fees	196
Administration Fees (Note C)	152
Shareholder Services Fees — Class A (Note D)	48
Distribution and Shareholder Services Fees — Class L (Note D)	2
Distribution and Shareholder Services Fees — Class C (Note D)	58
Registration Fees	96
Shareholder Reporting Fees	35
Pricing Fees	31
Transfer Agency Fees — Class I (Note E)	9
Transfer Agency Fees — Class A (Note E)	3
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	3
Transfer Agency Fees — Class IS (Note E)	2
Transfer Agency Fees — Class IR (Note E)	2
Custodian Fees (Note F)	16
Trustees' Fees and Expenses	8
Other Expenses	29
Expenses Before Non Operating Expenses	2,054
Bank Overdraft Expense	7
Total Expenses	2,061
Waiver of Advisory Fees (Note B)	(522)
Reimbursement of Class Specific Expenses — Class I (Note B)	(150)
Reimbursement of Class Specific Expenses — Class A (Note B)	(7)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IR (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(3)
Net Expenses	1,373
Net Investment Income	11,662
Realized Loss:
Investments Sold	(12,570)
Change in Unrealized Appreciation (Depreciation):
Investments	(417)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(12,987)
Net Decrease in Net Assets Resulting from Operations	$(1,325)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

High Yield Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2020 (000)	Year Ended September 30, 2019 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$11,662	$12,487
Net Realized Loss	(12,570)	(1,825)
Net Change in Unrealized Appreciation (Depreciation)	(417)	(1,440)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,325)	9,222
Dividends and Distributions to Shareholders:
Class I	(10,175)	(10,591)
Class A	(1,185)	(1,287)
Class L	(25)	(28)
Class C	(300)	(293)
Class IS	(284)	(54)
Class IR	(1)	(1)
Total Dividends and Distributions to Shareholders	(11,970)	(12,254)
Capital Share Transactions:(1)
Class I:
Subscribed	47,804	86,572
Distributions Reinvested	10,167	10,572
Redeemed	(66,806)	(68,177)
Class A:
Subscribed	11,003	19,852
Distributions Reinvested	1,080	1,161
Redeemed	(19,692)	(26,116)
Class L:
Exchanged	—	5
Distributions Reinvested	25	27
Redeemed	(40)	(58)
Class C:
Subscribed	4,023	1,053
Distributions Reinvested	297	289
Redeemed	(1,823)	(1,820)
Class IS:
Subscribed	13,072	652
Distributions Reinvested	284	18
Redeemed	(9,316)	(1,224)
Class IR:
Distributions Reinvested	1	— @
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(9,921)	22,806
Total Increase (Decrease) in Net Assets	(23,216)	19,774
Net Assets:
Beginning of Period	206,889	187,115
End of Period	$183,673	$206,889

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

High Yield Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended September 30, 2020 (000)	Year Ended September 30, 2019 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	5,249	9,003
Shares Issued on Distributions Reinvested	1,101	1,094
Shares Redeemed	(7,471)	(7,076)
Net Increase (Decrease) in Class I Shares Outstanding	(1,121)	3,021
Class A:
Shares Subscribed	1,208	2,058
Shares Issued on Distributions Reinvested	117	120
Shares Redeemed	(2,234)	(2,721)
Net Decrease in Class A Shares Outstanding	(909)	(543)
Class L:
Shares Exchanged	—	— @@
Shares Issued on Distributions Reinvested	3	3
Shares Redeemed	(5)	(6)
Net Decrease in Class L Shares Outstanding	(2)	(3)
Class C:
Shares Subscribed	466	110
Shares Issued on Distributions Reinvested	32	30
Shares Redeemed	(201)	(189)
Net Increase (Decrease) in Class C Shares Outstanding	297	(49)
Class IS:
Shares Subscribed	1,547	67
Shares Issued on Distributions Reinvested	32	2
Shares Redeemed	(1,014)	(125)
Net Increase (Decrease) in Class IS Shares Outstanding	565	(56)
Class IR:
Shares Issued on Distributions Reinvested	— @@	— @@

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Financial Highlights

High Yield Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$9.78		$9.96		$10.15		$9.92		$9.80
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.57		0.63		0.65		0.70		0.67
Net Realized and Unrealized Gain (Loss)	(0.57)		(0.19)		(0.16)		0.20		0.13
Total from Investment Operations	0.00		0.44		0.49		0.90		0.80
Distributions from and/or in Excess of:
Net Investment Income	(0.59)		(0.62)		(0.68)		(0.67)		(0.68)
Net Asset Value, End of Period	$9.19		$9.78		$9.96		$10.15		$9.92
Total Return(3)	0.15%		4.68%		5.01%		9.40%		8.72%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$155,539		$176,483		$149,683		$64,007		$49,990
Ratio of Expenses Before Expense Limitation	1.02%		0.98%		1.00%		1.06%		1.02%
Ratio of Expenses After Expense Limitation	0.65	%(4)	0.65	%(4)	0.65	%(4)	0.66	%(4)	0.66	%(4)(5)
Ratio of Expenses After Expense Limitation Excluding Non-Operating Expenses	0.65	%(4)	0.65	%(4)	0.65	%(4)	0.65	%(4)	N/A
Ratio of Net Investment Income	6.20	%(4)	6.51	%(4)	6.49	%(4)	7.01	%(4)	7.09	%(4)(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	69%		42%		39%		73%		74%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective January 4, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.65% for Class I shares. Prior to January 4, 2016, the maximum ratio was 0.75% for Class I shares.

(6) Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Financial Highlights

High Yield Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$9.76		$9.94		$10.13		$9.90		$9.78
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.55		0.60		0.61		0.67		0.64
Net Realized and Unrealized Gain (Loss)	(0.58)		(0.20)		(0.16)		0.20		0.12
Total from Investment Operations	(0.03)		0.40		0.45		0.87		0.76
Distributions from and/or in Excess of:
Net Investment Income	(0.56)		(0.58)		(0.64)		(0.64)		(0.64)
Net Asset Value, End of Period	$9.17		$9.76		$9.94		$10.13		$9.90
Total Return(3)	(0.22)%		4.28%		4.64%		9.04%		8.24%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$14,595		$24,401		$30,242		$68,878		$59,139
Ratio of Expenses Before Expense Limitation	1.31%		1.23%		1.29%		1.34%		1.33%
Ratio of Expenses After Expense Limitation	1.00	%(4)	0.99	%(4)	1.00	%(4)	1.01	%(4)	1.02	%(4)(5)
Ratio of Expenses After Expense Limitation Excluding Non-Operating Expenses	1.00	%(4)	0.99	%(4)	1.00	%(4)	1.00	%(4)	N/A
Ratio of Net Investment Income	5.87	%(4)	6.17	%(4)	6.14	%(4)	6.65	%(4)	6.76	%(4)(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	69%		42%		39%		73%		74%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective January 4, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.00% for Class A shares. Prior to January 4, 2016, the maximum ratio was 1.10% for Class A shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Financial Highlights

High Yield Portfolio

	Class L
	Year Ended September 30,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$9.76		$9.94		$10.13		$9.91		$9.78
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.52		0.57		0.59		0.64		0.62
Net Realized and Unrealized Gain (Loss)	(0.58)		(0.19)		(0.16)		0.19		0.13
Total from Investment Operations	(0.06)		0.38		0.43		0.83		0.75
Distributions from and/or in Excess of:
Net Investment Income	(0.53)		(0.56)		(0.62)		(0.61)		(0.62)
Net Asset Value, End of Period	$9.17		$9.76		$9.94		$10.13		$9.91
Total Return(3)	(0.46)%		4.06%		4.37%		8.75%		7.95%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$425		$468		$504		$502		$628
Ratio of Expenses Before Expense Limitation	1.91%		1.86%		1.91%		1.90%		1.83%
Ratio of Expenses After Expense Limitation	1.25	%(4)	1.25	%(4)	1.25	%(4)	1.26	%(4)	1.28	%(4)(5)
Ratio of Expenses After Expense Limitation Excluding Non-Operating Expenses	1.25	%(4)	1.25	%(4)	1.25	%(4)	1.25	%(4)	N/A
Ratio of Net Investment Income	5.60	%(4)	5.93	%(4)	5.90	%(4)	6.40	%(4)	6.51	%(4)(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	69%		42%		39%		73%		74%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective January 4, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.25% for Class L shares. Prior to January 4, 2016, the maximum ratio was 1.35% for Class L shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Financial Highlights

High Yield Portfolio

	Class C
	Year Ended September 30,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$9.75		$9.93		$10.12		$9.89		$9.78
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.46		0.52		0.54		0.59		0.57
Net Realized and Unrealized Gain (Loss)	(0.56)		(0.19)		(0.16)		0.20		0.12
Total from Investment Operations	(0.10)		0.33		0.38		0.79		0.69
Distributions from and/or in Excess of:
Net Investment Income	(0.49)		(0.51)		(0.57)		(0.56)		(0.58)
Net Asset Value, End of Period	$9.16		$9.75		$9.93		$10.12		$9.89
Total Return(3)	(0.93)%		3.55%		3.91%		8.24%		7.47%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$7,633		$5,226		$5,811		$3,585		$2,908
Ratio of Expenses Before Expense Limitation	2.02%		1.98%		2.01%		2.09%		2.12%
Ratio of Expenses After Expense Limitation	1.74	%(4)	1.74	%(4)	1.73	%(4)	1.76	%(4)	1.77	%(4)(5)
Ratio of Expenses After Expense Limitation Excluding Non-Operating Expenses	1.74	%(4)	1.74	%(4)	1.73	%(4)	1.75	%(4)	N/A
Ratio of Net Investment Income	5.06	%(4)	5.43	%(4)	5.41	%(4)	5.90	%(4)	6.00	%(4)(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	69%		42%		39%		73%		74%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective January 4, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.75% for Class C shares. Prior to January 4, 2016, the maximum ratio was 1.85% for Class C shares.

(6)  Amount is less than 0.005%.
The accompanying notes are an integral part of the financial statements.
23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Financial Highlights

High Yield Portfolio

	Class IS
	Year Ended September 30,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$9.78		$9.96		$10.15		$9.92		$9.79
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.55		0.64		0.65		0.69		0.67
Net Realized and Unrealized Gain (Loss)	(0.55)		(0.20)		(0.16)		0.21		0.14
Total from Investment Operations	0.00		0.44		0.49		0.90		0.81
Distributions from and/or in Excess of:
Net Investment Income	(0.59)		(0.62)		(0.68)		(0.67)		(0.68)
Net Asset Value, End of Period	$9.19		$9.78		$9.96		$10.15		$9.92
Total Return(3)	0.18%		4.71%		5.04%		9.43%		8.75%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,471		$301		$865		$560		$13,789
Ratio of Expenses Before Expense Limitation	0.94%		1.11%		1.15%		0.99%		0.93%
Ratio of Expenses After Expense Limitation	0.62	%(4)	0.62	%(4)	0.62	%(4)	0.62	%(4)	0.62	%(4)(5)
Ratio of Expenses After Expense Limitation Excluding Non-Operating Expenses	0.62	%(4)	0.62	%(4)	0.62	%(4)	0.62	%(4)	N/A
Ratio of Net Investment Income	6.20	%(4)	6.55	%(4)	6.52	%(4)	6.93	%(4)	7.05	%(4)(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	69%		42%		39%		73%		74%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective January 4, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.62% for Class IS shares. Prior to January 4, 2016, the maximum ratio was 0.72% for Class IS shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Financial Highlights

High Yield Portfolio

	Class IR
	Year Ended September 30,				Period from June 15, 2018(1) to
Selected Per Share Data and Ratios	2020		2019		September 30, 2018
Net Asset Value, Beginning of Period	$9.78		$9.96		$9.93
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.52		0.56		0.16
Net Realized and Unrealized Gain (Loss)	(0.52)		(0.12)		0.03
Total from Investment Operations	0.00		0.44		0.19
Distributions from and/or in Excess of:
Net Investment Income	(0.59)		(0.62)		(0.16)
Net Asset Value, End of Period	$9.19		$9.78		$9.96
Total Return(3)	0.18%		4.71%		1.92	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period, (Thousands)	$10		$10		$10
Ratio of Expenses Before Expense Limitation	20.43%		20.17%		18.62	%(7)
Ratio of Expenses After Expense Limitation	0.62	%(4)	0.62	%(4)	0.62	%(4)(7)
Ratios of Expenses After Expense Limitation Excluding Non-Operating Expenses	0.62	%(4)	0.62	%(4)	0.62	%(4)(7)
Ratio of Net Investment Income	5.70	%(4)	5.80	%(4)	5.75	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)(7)
Portfolio Turnover Rate	69%		42%		39	%(6)

(1)  Commencement of Offering

(2)  Per share amount is based on average shares outstanding

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates

(5)  Amount is less than $0.005 per share.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("Trust'') is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust is comprised of twelve separate, active funds (individually referred to as a "Fund," collectively as the "Funds"). The Trust applies investment company accounting and reporting guidance. All Funds are considered diversified for purposes of the Act.

The accompanying financial statements relate to the High Yield Portfolio. The Fund seeks total return. The Fund offers six classes of shares — Class I, Class A, Class L, Class C, Class IS and Class IR.

The Fund has suspended offering Class L shares for sale to all investors. Class L shareholders of the Fund do not have the option to purchasing additional Class L shares. However, existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In March 2017, the Financial Accounting Standards Board ("FASB") issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be accreted to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The adoption resulted in a change in accounting principle, since the Fund had historically amortized such premiums to maturity for U.S. GAAP. Accordingly, the Fund has adopted ASU 2017-08 to amend the premium amortization period for certain purchased callable debt securities with non-contingent call features to the earliest call date. It is impracticable to evaluate the effect on individual prior periods, therefore the Fund applied the amendments on a modified retrospective basis by recognizing a cumulative effect adjustment that decreased the beginning of period cost of investments and increased the unrealized appreciation on investments of approximately $84,000.

This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on total accumulated earnings (loss) or the net asset value of the Fund. With respect to the Fund's results of operations, amortization of premium to first call date accelerates amortization with the intent of more closely aligning the recognition of income on such bonds with the economics of the instrument.

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting ("ASU 2020-04"), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate ("LIBOR") and other IBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (2) an equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (4) certain senior collateralized loans ("Senior Loans") are valued based on quotations received from an independent pricing service; (5) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Trust's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2020:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Corporate Bonds	$—	$173,757	$—	$173,757
Variable Rate Senior Loan Interests	—	5,864	—	5,864
Total Fixed Income Securities	—	179,621	—	179,621
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)		Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks
Auto Components	$—	$—	†	$—	$—	†
Equity Real Estate Investment Trusts (REITs)	—	200		—	200
Machinery	—	—		60	60
Semiconductors & Semiconductor Equipment	—	29		—	29
Transportation	—	66		—	66
Total Common Stocks	—	295	†	60	355	†
Warrant	—	35		—	35
Short-Term Investment
Investment Company	1,083	—		—	1,083
Total Assets	$1,083	$179,951	†	$60	$181,094	†

†  Includes a security valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stock (000)
Beginning Balance	$—
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	60
Realized gains (losses)	—
Ending Balance	$60
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2020	$60

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of September 30, 2020:

	Fair Value at September 30, 2020 (000)	Valuation Technique	Unobservable Input	Amount*	Impact to Valuation from an Increase in Input**
Common Stock	$60	Market Comparable Companies	Enterprise Value/ EBITDA	5.1x	Increase
			Discount for Lack of Marketability	40.0%	Decrease

*  Amount is indicative of the weighted average.

**  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

3.  Senior Loans: Senior Loans are typically structured by a syndicate of lenders ("Lenders"), one or more of which administers the Senior Loan on behalf of the Lenders ("Agent"). Lenders may sell interests in Senior Loans to third parties ("Participations") or may assign all or a portion of their interest in a Senior Loan to third parties ("Assignments"). Senior Loans are exempt from registration under the Securities Act of 1933. Presently, Senior Loans are not readily marketable and are often subject to restrictions on resale.

4.  Structured Investments: The Fund invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular time, may be unable to find qualified buyers for these securities.

5.  When-Issued/Delayed Delivery Securities: The Fund purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

6.  Indemnifications: The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. When the Fund buys an interest in a Senior Loan, it may receive a commitment fee which is paid to lenders on an ongoing basis based upon the undrawn portion committed by the lenders of the underlying Senior Loan. The Fund accrues the commitment fee over the expected term of the loan. When the Fund sells an interest in a Senior Loan, it may be required to pay fees or commissions to the purchaser of the interest. Fees received in connection with loan amendments are accrued as earned. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.60% of the average daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses,

excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.65% for Class I shares, 1.00% for Class A shares, 1.25% for Class L shares, 1.75% for Class C shares, 0.62% for Class IS shares and 0.62% for Class IR shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended September 30, 2020, approximately $522,000 of advisory fees were waived and approximately $163,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Trust's Distributor of Fund shares pursuant to a Distribution Agreement. The Trust has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Trust's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Trust pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2020, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $130,680,000 and $142,764,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended September 30, 2020.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended September 30, 2020, advisory fees paid were reduced by approximately $3,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended September 30, 2020 is as follows:

Affiliated Investment Company	Value September 30, 2019 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$—	$76,179	$75,096	$14
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value September 30, 2020 (000)
Liquidity Funds	$—	$—	$1,083

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended September 30, 2020, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended September 30, 2020 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2020 and 2019 was as follows:

2020 Distributions Paid From: Ordinary Income (000)	2019 Distributions Paid From: Ordinary Income (000)
$11,970	$12,254

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended September 30, 2020.

At September 30, 2020, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$1,067	$—

At September 30, 2020, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $2,758,000 and $12,246,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Trust and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended September 30, 2020, the Fund did not have any borrowings under the Facility.

J. Other: At September 30, 2020, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 60.1%.

K. Market Risk: Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

L. LIBOR Risk: The Fund's investments, payment obligations and financing terms may be based on floating rates, such as London Interbank Offer Rate ("LIBOR"), Euro Interbank Offered Rate and other similar types of reference rates (each, a "Reference Rate"). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings from each other within certain financial markets. On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority ("FCA"), which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

Rates on the current basis cannot and will not be guaranteed after the end of 2021. This announcement and any additional regulatory or market changes may have an adverse impact on the Fund or its investments.

In advance of 2022, regulators and market participants are currently engaged in identifying successor Reference Rates ("Alternative Reference Rates"). Additionally, prior to the end of 2021, it is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to the Fund. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of Alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by the Fund or on its overall financial condition or results of operations.

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
High Yield Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of High Yield Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund Trust (the "Trust")), including the portfolio of investments, as of September 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund Trust) at September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
November 24, 2020

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2019, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. When a fund's management fee and/or its total expense ratio are higher than its peers, the Board and the Adviser discuss the reasons for this and, where appropriate, they discuss possible waivers and/or caps. The Board noted that the Fund's contractual management fee was higher than its peer group average and the actual management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's performance, management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

As part of the Board's review, the Board received information from management on the impact of COVID-19 on the firm generally and the Adviser and the Fund in particular including, among other information, the pandemic's current and expected impact on the Fund's performance and operations.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Trustees (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on April 22-23, 2020, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from December 1, 2018, through December 31, 2019, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

38

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

39

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; Formerly, Director of BP p.l.c. (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1953	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1955	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

40

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1957	Trustee	Since January 2015	Chairman, Opus Capital Group (since January 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008); Member, Service Provider Committee (2005-2008) and Director of Best Transport (2006-2019).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); Director, Rubicorn Investments (since February 2019); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	87	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

41

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1958	Trustee	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1960	Trustee	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1947	Chair of the Board and Trustee	Chair of the Boards since August 2020 and Trustee since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Chairperson of the Governance Committee; Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2019) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

42

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

43

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. However, the holdings for each money market fund are posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund Trust, which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

44

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2020 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTHYANN
3299130 EXP 11.30.21

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Intermediate Municipal Income Portfolio

Annual Report

September 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	5
Statement of Assets and Liabilities	7
Statement of Operations	8
Statement of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	19
Investment Advisory Agreement Approval	20
Liquidity Risk Management Program	22
Privacy Notice	23
Trustee and Officer Information	25

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Intermediate Municipal Income Portfolio (the "Fund") performed during the period ended September 30, 2020 (when the Fund commenced operations).

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2020

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Expense Example (unaudited)

Intermediate Municipal Income Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 9/30/20-9/30/20.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 9/30/20	Actual Ending Account Value 9/30/20	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Intermediate Municipal Income Portfolio Class I^	$1,000.00	$1,000.00	$1,000.13	$0.01	$0.01	0.41%
Intermediate Municipal Income Portfolio Class A^	1,000.00	1,000.00	1,000.11	0.02	0.02	0.80
Intermediate Municipal Income Portfolio Class C^	1,000.00	1,000.00	1,000.09	0.04	0.04	1.55
Intermediate Municipal Income Portfolio Class IS^	1,000.00	1,000.00	1,000.13	0.01	0.01	0.40

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 1/366 (to reflect the actual days in the period).

**  Annualized.

^  The Fund commenced operations on September 30, 2020.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Investment Overview (unaudited)

Intermediate Municipal Income Portfolio

The Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital.

Performance

The Fund's inception (September 30, 2020) was the same day as the close of the fiscal year on September 30, 2020.

Factors Affecting Performance

•  As of the end of the reporting period, the Fund did not have any performance history.

Management Strategies

•  The Fund invests in municipal securities, the income from which is exempt from federal income tax, using a combination of top-down and bottom-up research to determine duration and yield positioning, sector and credit quality allocation, and security selection. The Fund targets an average portfolio duration of +/- 3 years of the average duration of its benchmark, the Bloomberg Barclays Municipal Bond 1-15 Year Index.

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Portfolio of Investments

Intermediate Municipal Income Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (22.2%)
Municipal Bonds (22.2%)
Arizona (1.1%)
Salt Verde Financial Corp. Senior Gas Revenue Bonds 2007-1 5.00%, 12/1/37	$200	$271
California (2.6%)
California Los Angeles International Airport Subordinate Revenue Bonds 2018 Series A (AMT)
5.00%, 5/15/28	250	318
State of California Various Purpose General Obligation Refunding Bonds
5.00%, 11/1/30	250	341
		659
Connecticut (1.0%)
Connecticut State General Obligation Bonds 2019 Series A
5.00%, 4/15/31	200	258
Florida (3.3%)
County of Miami-Dade Aviation Revenue Refunding Bonds Series 2016A
5.00%, 10/1/24	225	261
Jacksonville Special Revenue and Refunding Bonds, Series 2020A
5.00%, 10/1/26	250	314
School Board of Miami-Dade County (The) TANs, Series 2020
2.00%, 2/25/21	250	252
		827
Massachusetts (1.3%)
University of Massachusetts Building Authority Refunding Revenue Bonds Senior Series 2019-1
5.00%, 5/1/29	250	335
Nevada (1.4%)
Clark County School District Nevada General Obligation Building and Refunding Bonds Series 2017A
5.00%, 6/15/25	300	357
New York (3.8%)
City of New York General Obligation Bonds Fiscal 2018 Series C
5.00%, 8/1/29	250	316
Hudson Yards Infrastructure Corp. Second Indenture Revenue Bonds Fiscal 2017 Series A
5.00%, 2/15/31	250	301
New York City Transitional Finance Authority Future Tax Secured Revenue 2021 Series A
5.00%, 11/1/27	250	321
		938
	Face Amount (000)	Value (000)
Pennsylvania (1.4%)
Pennsylvania State General Obligation Bonds, First Series of 2020
5.00%, 5/1/31	$250	$337
South Carolina (1.0%)
South Carolina Transportation Infrastructure Bank Revenue Refunding Bonds, Series 2003B
1 Month USD LIBOR + 0.45%, 0.55%, 10/1/31 (a)	250	249
Texas (5.3%)
Austin Electric Utility System Revenue Series 2015A
5.00%, 11/15/25	250	309
Georgetown Independent School District Variable Rate Unlimited Tax School Building Bonds Series 2016-B
2.00%, 8/1/41	250	262
Harris County Cultural Education Facilities Finance Corp. Hospital Revenue Bonds Series 2014A
5.00%, 12/1/25	160	189
Love Field Airport Modernization Corp. General Airport Revenue Bonds, Series 2017 (AMT)
5.00%, 11/1/31	250	291
Pasadena Independent School District Variable Rate Unlimited Tax School Building Bonds, Series 2015B
1.50%, 2/15/44	260	272
		1,323
Total Fixed Income Securities (Cost $5,553)		5,554
Total Investments (22.2%) (Cost $5,553) (b)		5,554
Other Assets in Excess of Liabilities (77.8%)		19,446
Net Assets (100.0%)		$25,000

(a)  Floating or variable rate securities: The rates disclosed are as of September 30, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(b)  At September 30, 2020, the aggregate cost for federal income tax purposes is approximately $5,553,000. The aggregate gross unrealized appreciation is approximately $8,000 and the aggregate gross unrealized depreciation is approximately $7,000, resulting in net unrealized appreciation of approximately $1,000.

AMT  Alternative Minimum Tax.

LIBOR  London Interbank Offered Rate.

TANs  Tax Anticipation Notes.

USD  United States Dollar

The accompanying notes are an integral part of the financial statements.
5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Portfolio of Investments (cont'd)

Intermediate Municipal Income Portfolio

Summary of Investments by State

Classification	Percentage of Total Investments
Texas	23.8%
New York	16.9
Florida	14.9
Other*	14.0
California	11.9
Nevada	6.4
Pennsylvania	6.1
Massachusetts	6.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Intermediate Municipal Income Portfolio

Statement of Assets and Liabilities	September 30, 2020 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $5,553)	$5,554
Cash	25,000
Prepaid Offering Costs	131
Due from Adviser	73
Interest Receivable	43
Total Assets	30,801
Liabilities:
Payable for Investments Purchased	5,596
Payable for Offering Costs	132
Payable for Professional Fees	67
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Custodian Fees	—	@
Payable for Administration Fees	—	@
Other Liabilities	6
Total Liabilities	5,801
Net Assets	$25,000
Net Assets Consist of:
Paid-in-Capital	$25,000
Total Accumulated Loss	(—	@)
Net Assets	$25,000
CLASS I:
Net Assets	$24,970
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	2,497,000
Net Asset Value, Offering and Redemption Price Per Share	$10.00
CLASS A:
Net Assets	$10
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,000
Net Asset Value, Redemption Price Per Share	$10.00
Maximum Sales Load	3.25%
Maximum Sales Charge	$0.34
Maximum Offering Price Per Share	$10.34
CLASS C:
Net Assets	$10
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$10.00
CLASS IS:
Net Assets	$10
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$10.00

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Intermediate Municipal Income Portfolio

Statement of Operations	Period Ended September 30, 2020^ (000)
Expenses:
Professional Fees		$67
Shareholder Reporting Fees		5
Transfer Agency Fees — Class I (Note E)		—	@
Transfer Agency Fees — Class A (Note E)		—	@
Transfer Agency Fees — Class C (Note E)		—	@
Transfer Agency Fees — Class IS (Note E)		—	@
Shareholder Services Fees — Class A (Note D)		—	@
Distribution and Shareholder Services Fees — Class C (Note D)		—	@
Advisory Fees (Note B)		—	@
Custodian Fees (Note F)		—	@
Administration Fees (Note C)		—	@
Pricing Fees		—	@
Offering Costs		—	@
Other Expenses		2
Total Expenses		74
Expenses Reimbursed by Adviser (Note B)		(73)
Reimbursement of Class Specific Expenses — Class A (Note B)		(—	@)
Reimbursement of Class Specific Expenses — Class C (Note B)		(—	@)
Reimbursement of Class Specific Expenses — Class IS (Note B)		(—	@)
Waiver of Advisory Fees (Note B)		(—	@)
Net Expenses		1
Net Investment Loss		(1)
Change in Unrealized Appreciation (Depreciation):
Investments		1
Net Decrease in Net Assets Resulting from Operations	$	(—	@)

^  Commencement of Operations.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Intermediate Municipal Income Portfolio

Statement of Changes in Net Assets	Period Ended September 30, 2020^ (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(1)
Net Change in Unrealized Appreciation (Depreciation)	1
Net Decrease in Net Assets Resulting from Operations	(—	@)
Capital Share Transactions:(1)
Class I:
Subscribed	24,970
Class A:
Subscribed	10
Class C:
Subscribed	10
Class IS:
Subscribed	10
Net Increase in Net Assets Resulting from Capital Share Transactions	25,000
Total Increase in Net Assets	25,000
Net Assets:
Beginning of Period	—
End of Period	$25,000
(1) Capital Share Transactions:
Class I:
Shares Subscribed	2,497
Class A:
Shares Subscribed	1
Class C:
Shares Subscribed	1
Class IS:
Shares Subscribed	1

^  Commencement of Operations.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Financial Highlights

Intermediate Municipal Income Portfolio

	Class I
Selected Per Share Data and Ratios	Period Ended September 30, 2020(1)
Net Asset Value, Beginning of Period	$10.00
Loss from Investment Operations:
Net Investment Loss(2)	(0.00	)(3)
Net Realized and Unrealized Gain	0.00	(3)
Total from Investment Operations	(0.00	)(3)
Net Asset Value, End of Period	$10.00
Total Return(4)	0.00	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$24,970
Ratio of Expenses Before Expense Limitation	2.03	%(6)
Ratio of Expenses After Expense Limitation	0.41	%(6)
Ratio of Net Investment Loss	(0.41	)%(6)
Portfolio Turnover Rate	0	%(5)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Not annualized.

(6)  Annualized.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Financial Highlights

Intermediate Municipal Income Portfolio

	Class A
Selected Per Share Data and Ratios	Period Ended September 30, 2020(1)
Net Asset Value, Beginning of Period	$10.00
Loss from Investment Operations:
Net Investment Loss(2)	(0.00	)(3)
Net Realized and Unrealized Gain	0.00	(3)
Total from Investment Operations	(0.00	)(3)
Net Asset Value, End of Period	$10.00
Total Return(4)	0.00	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$10
Ratio of Expenses Before Expense Limitation	16.15	%(6)
Ratio of Expenses After Expense Limitation	0.80	%(6)
Ratio of Net Investment Loss	(0.80	)%(6)
Portfolio Turnover Rate	0	%(5)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  Not annualized.

(6)  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Financial Highlights

Intermediate Municipal Income Portfolio

	Class C
Selected Per Share Data and Ratios	Period Ended September 30, 2020(1)
Net Asset Value, Beginning of Period	$10.00
Loss from Investment Operations:
Net Investment Loss(2)	(0.00	)(3)
Net Realized and Unrealized Gain	0.00	(3)
Total from Investment Operations	(0.00	)(3)
Net Asset Value, End of Period	$10.00
Total Return(4)	0.00	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$10
Ratio of Expenses Before Expense Limitation	16.88	%(6)
Ratio of Expenses After Expense Limitation	1.55	%(6)
Ratio of Net Investment Loss	(1.55	)%(6)
Portfolio Turnover Rate	0	%(5)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  Not annualized.

(6)  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Financial Highlights

Intermediate Municipal Income Portfolio

	Class IS
Selected Per Share Data and Ratios	Period Ended September 30, 2020(1)
Net Asset Value, Beginning of Period	$10.00
Loss from Investment Operations:
Net Investment Loss(2)	(0.00	)(3)
Net Realized and Unrealized Gain	0.00	(3)
Total from Investment Operations	(0.00	)(3)
Net Asset Value, End of Period	$10.00
Total Return(4)	0.00	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$10
Ratio of Expenses Before Expense Limitation	15.89	%(6)
Ratio of Expenses After Expense Limitation	0.40	%(6)
Ratio of Net Investment Loss	(0.40	)%(6)
Portfolio Turnover Rate	0	%(5)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Not annualized.

(6)  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("Trust'') is registered under the Investment Company Act of 1940, as amended (the "Act''), as an open-end management investment company. The Trust is comprised of twelve separate, active funds (individually referred to as a "Fund," collectively as the "Funds"). The Trust applies investment company accounting and reporting guidance. All Funds are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Intermediate Municipal Income Portfolio. The Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital.

The Fund commenced operations on September 30, 2020 and offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In March 2020, the Financial Accounting Standards Board ("FASB") issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting ("ASU 2020-04"), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate ("LIBOR") and other IBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

In August 2018, FASB issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; and (2) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If

14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Trust's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2020:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Municipal Bonds	$—	$5,554	$—	$5,554
Total Assets	$—	$5,554	$—	$5,554

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Indemnifications: The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

4.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment

15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually.

5.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.35% of the average daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.45% for Class I shares, 0.80% for Class A shares, 1.55% for Class C shares and 0.40% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. The Adviser may make additional voluntary fee waivers and/or expense reimbursements and may discontinue these voluntary fee waivers and/or expense reimbursements at any time in the future. For the period ended September 30, 2020, less than $500 of advisory fees were waived and approximately $73,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Trust's Distributor of Fund shares pursuant to a Distribution Agreement. The Trust has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Trust's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Trust pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, invest-

16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

ment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the period ended September 30, 2020, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $5,553,000 and $0, respectively. There were no purchases and sales of long-term U.S. Government securities for the period ended September 30, 2020. For the period ended September 30, 2020, the Fund did not have any transactions in affiliated investments.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the period ended September 30, 2020, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. The tax period ended September 30, 2020, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. There were no distributions paid during fiscal year 2020.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, due to a net operating loss, resulted in the following reclassifications among the components of net assets at September 30, 2020:

Total Accumulated Loss (000)		Paid-in-Capital (000)
$—	@	$	(—	@)

@ Amount is less than $500.

At September 30, 2020, the Fund had no distributable earnings on a tax basis.

I. Other: At September 30, 2020, the Fund did not have record owners of 10% or greater.

J. Market Risk: Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on

17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

K. LIBOR Risk: The Fund's investments, payment obligations and financing terms may be based on floating rates, such as London Interbank Offer Rate ("LIBOR"), Euro Interbank Offered Rate and other similar types of reference rates (each, a "Reference Rate"). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings from each other within certain financial markets. On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority ("FCA"), which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after the end of 2021. This announcement and any additional regulatory or market changes may have an adverse impact on the Fund or its investments.

In advance of 2022, regulators and market participants are currently engaged in identifying successor Reference Rates ("Alternative Reference Rates"). Additionally, prior to the end of 2021, it is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to the Fund. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of Alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by the Fund or on its overall financial condition or results of operations.

18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Intermediate Municipal Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Intermediate Municipal Income Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund Trust (the "Trust")), including the portfolio of investments, as of September 30, 2020, and the related statements of operations and changes in net assets and the financial highlights for the period from September 30, 2020 (commencement of operations) through September 30, 2020 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Intermediate Municipal Income Portfolio (one of the funds constituting Morgan Stanley Institutional Fund Trust) at September 30, 2020, the results of its operations and the changes in its net assets and its financial highlights for the period from September 30, 2020 (commencement of operations) through September 30, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
November 24, 2020

19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Investment Advisory Agreement Approval (unaudited)

The Board considered the following factors at the time of approval of the contracts which occurred prior to commencement of operations.

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services to be provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers.

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who will provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services to be provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board considered that the Adviser plans to arrange for a public offering of shares of the Fund to raise assets for investment and that the offering had not yet begun and concluded that, since the Fund currently had no assets to invest (other than seed capital required under the Investment Company Act) and had no track record of performance, this was not a factor it needed to address at the present time.

The Board reviewed the advisory and administrative fee rates (the "management fee rates") proposed to be paid by the Fund under the Management Agreement relative to comparable funds advised by the Adviser, when applicable, and compared to their peers as determined by the Adviser, and reviewed the anticipated total expense ratio of the Fund. The Board considered that the Fund requires the Adviser to develop processes, invest in additional resources and incur additional risks to successfully manage the Fund and concluded that the proposed management fee rate and anticipated total expense ratio would be competitive with its peer group averages.

Economies of Scale

The Board considered the growth prospects of the Fund and the structure of the proposed management fee schedule, which does not include breakpoints. The Board considered that the Fund's potential growth was uncertain and concluded that it would be premature to consider economies of scale as a factor in approving the Management Agreement at the present time.

Profitability of the Adviser and Affiliates

Since the Fund had not begun operations and had not paid any fees to the Adviser, the Board concluded that this was not a factor that needed to be considered at the present time.

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates to be derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. Since the Fund had not begun operations and had not paid any fees to the Adviser, the Board concluded that these benefits were not a factor that needed to be considered at the present time.

20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Investment Advisory Agreement Approval (unaudited) (cont'd)

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to enter into this relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

As part of the Board's review, the Board received information from management on the impact of COVID-19 on the firm generally and the Adviser and the Fund in particular including, among other information, the pandemic's current and expected impact on the Fund's performance and operations.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its future shareholders to approve the Management Agreement, which will remain in effect for two years and thereafter must be approved annually by the Board of the Fund if it is to continue in effect. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Trustees (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on April 22-23, 2020, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from December 1, 2018, through December 31, 2019, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; Formerly, Director of BP p.l.c. (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1953	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1955	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1957	Trustee	Since January 2015	Chairman, Opus Capital Group (since January 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008); Member, Service Provider Committee (2005-2008) and Director of Best Transport (2006-2019).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); Director, Rubicorn Investments (since February 2019); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	87	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1958	Trustee	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1960	Trustee	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1947	Chair of the Board and Trustee	Chair of the Boards since August 2020 and Trustee since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Chairperson of the Governance Committee; Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2019) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. However, the holdings for each money market fund are posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund Trust, which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

29

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2020 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTIMIANN
3299188 EXP 11.30.21

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Municipal Income Portfolio

Annual Report

September 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	5
Statement of Assets and Liabilities	7
Statement of Operations	8
Statement of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	19
Investment Advisory Agreement Approval	20
Liquidity Risk Management Program	22
Privacy Notice	23
Trustee and Officer Information	25

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Municipal Income Portfolio (the "Fund") performed during the period ended September 30, 2020 (when the Fund commenced operations).

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2020

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Expense Example (unaudited)

Municipal Income Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 9/30/20-9/30/20.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 9/30/20	Actual Ending Account Value 9/30/20	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Municipal Income Portfolio Class I^	$1,000.00	$1,000.00	$1,000.12	$0.01	$0.01	0.51%
Municipal Income Portfolio Class A^	1,000.00	1,000.00	1,000.11	0.02	0.02	0.90
Municipal Income Portfolio Class C^	1,000.00	1,000.00	1,000.09	0.05	0.05	1.65
Municipal Income Portfolio Class IS^	1,000.00	1,000.00	1,000.12	0.01	0.01	0.50

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 1/366 (to reflect the actual days in the period).

**  Annualized.

^  The Fund commenced operations on September 30, 2020.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Investment Overview (unaudited)

Municipal Income Portfolio

The Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital.

Performance

The Fund's inception (September 30, 2020) was the same day as the close of the fiscal year on September 30, 2020.

Factors Affecting Performance

•  As of the end of the reporting period, the Fund did not have any performance history.

Management Strategies

•  The Fund invests in municipal securities, the income from which is exempt from federal income tax, using a combination of top-down and bottom-up research to determine duration and yield positioning, sector and credit quality allocation, and security selection. The Fund targets an average portfolio duration of +/- 3 years of the average duration of its benchmark, the Bloomberg Barclays Municipal Bond Index.

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Portfolio of Investments

Municipal Income Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (18.8%)
Municipal Bonds (18.8%)
Arizona (1.1%)
Salt Verde Financial Corp. Senior Gas Revenue Bonds 2007-1 5.00%, 12/1/37	$200	$271
California (1.4%)
State of California Various Purpose General Obligation Refunding Bonds
5.00%, 11/1/30	250	341
Colorado (1.3%)
City of Colorado Springs Utilities System Revenue
5.00%, 11/15/50	250	327
Connecticut (1.0%)
Connecticut State General Obligation Bonds 2019 Series A
5.00%, 4/15/31	200	258
Florida (2.3%)
Jacksonville Special Revenue and Refunding Bonds Series 2020A
5.00%, 10/1/26	250	315
School Board of Miami-Dade County (The) TANs, Series 2020
2.00%, 2/25/21	250	252
		567
Massachusetts (1.3%)
University of Massachusetts Building Authority Refunding Revenue Bonds Senior Series 2019-1
5.00%, 5/1/29	250	335
New York (3.6%)
City of New York General Obligation Bonds Fiscal 2020 Series D
5.00%, 3/1/43	250	307
New York City Transitional Finance Authority Future Tax Secured Revenue 2021 Series C
4.00%, 5/1/44	250	289
Port Authority of New York & New Jersey Consolidated Bonds Two Hundred Twelfth Series
5.00%, 9/1/35	250	314
		910
Pennsylvania (1.4%)
Pennsylvania State General Obligation Bonds, First Series of 2020
5.00%, 5/1/31	250	336
South Carolina (1.0%)
South Carolina Transportation Infrastructure Bank Revenue Refunding Bonds, Series 2003B
1 Month USD LIBOR + 0.45%, 0.55%, 10/1/31 (a)	250	249
	Face Amount (000)	Value (000)
Texas (3.2%)
Georgetown Independent School District Variable Rate Unlimited Tax School Building Bonds, Series 2016-B
2.00%, 8/1/41	$250	$262
Love Field Airport Modernization Corp. General Airport Revenue Bonds, Series 2017 A (AMT)
5.00%, 11/1/31	250	291
Pasadena Independent School District Variable Rate Unlimited Tax School Building Bonds, Series 2015B
1.50%, 2/15/44	240	251
		804
Washington (1.2%)
King County Sewer Improvement and Refunding Revenue Bonds
4.00%, 1/1/46	250	293
Total Fixed Income Securities (Cost $4,696)		4,691
Total Investments (18.8%) (Cost $4,696) (b)		4,691
Other Assets in Excess of Liabilities (81.2%)		20,303
Net Assets (100.0%)		$24,994

(a)  Floating or variable rate securities: The rates disclosed are as of September 30, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(b)  At September 30, 2020, the aggregate cost for federal income tax purposes is approximately $4,696,000. The aggregate gross unrealized appreciation is approximately $7,000 and the aggregate gross unrealized depreciation is approximately $12,000, resulting in net unrealized depreciation of approximately $5,000.

AMT  Alternative Minimum Tax.

LIBOR  London Interbank Offered Rate.

TANs  Tax Anticipation Notes.

USD  United States Dollar

The accompanying notes are an integral part of the financial statements.
5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Portfolio of Investments (cont'd)

Municipal Income Portfolio

Summary of Investments by State

Classification	Percentage of Total Investments
New York	19.4%
Texas	17.1
Florida	12.1
California	7.3
Pennsylvania	7.2
Massachusetts	7.1
Colorado	7.0
Washington	6.2
Arizona	5.8
Connecticut	5.5
South Carolina	5.3
Total Investments	100.0%

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Municipal Income Portfolio

Statement of Assets and Liabilities	September 30, 2020 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $4,696)	$4,691
Cash	25,000
Prepaid Offering Costs	131
Due from Adviser	73
Interest Receivable	27
Total Assets	29,922
Liabilities:
Payable for Investments Purchased	4,723
Payable for Offering Costs	131
Payable for Professional Fees	67
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Custodian Fees	—	@
Payable for Administration Fees	—	@
Other Liabilities	7
Total Liabilities	4,928
Net Assets	$24,994
Net Assets Consist of:
Paid-in-Capital	$25,000
Total Accumulated Loss	(6)
Net Assets	$24,994
CLASS I:
Net Assets	$24,964
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	2,497,000
Net Asset Value, Offering and Redemption Price Per Share	$10.00
CLASS A:
Net Assets	$10
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,000
Net Asset Value, Redemption Price Per Share	$10.00
Maximum Sales Load	3.25%
Maximum Sales Charge	$0.33
Maximum Offering Price Per Share	$10.33
CLASS C:
Net Assets	$10
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$10.00
CLASS IS:
Net Assets	$10
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$10.00

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Municipal Income Portfolio

Statement of Operations	Period Ended September 30, 2020^ (000)
Expenses:
Professional Fees	$67
Shareholder Reporting Fees	5
Transfer Agency Fees — Class I (Note E)	—	@
Transfer Agency Fees — Class A (Note E)	—	@
Transfer Agency Fees — Class C (Note E)	—	@
Transfer Agency Fees — Class IS (Note E)	—	@
Shareholder Services Fees — Class A (Note D)	—	@
Distribution and Shareholder Services Fees — Class C (Note D)	—	@
Advisory Fees (Note B)	—	@
Custodian Fees (Note F)	—	@
Administration Fees (Note C)	—	@
Pricing Fees	—	@
Offering Costs	—	@
Other Expenses	2
Total Expenses	74
Expenses Reimbursed by Adviser (Note B)	(73)
Reimbursement of Class Specific Expenses — Class A (Note B)	(—	@)
Reimbursement of Class Specific Expenses — Class C (Note B)	(—	@)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(—	@)
Waiver of Advisory Fees (Note B)	(—	@)
Net Expenses	1
Net Investment Loss	(1)
Change in Unrealized Appreciation (Depreciation):
Investments	(5)
Net Decrease in Net Assets Resulting from Operations	$(6)

^  Commencement of Operations.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Municipal Income Portfolio

Statement of Changes in Net Assets	Period Ended September 30, 2020^ (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(1)
Net Change in Unrealized Appreciation (Depreciation)	(5)
Net Decrease in Net Assets Resulting from Operations	(6)
Capital Share Transactions:(1)
Class I:
Subscribed	24,970
Class A:
Subscribed	10
Class C:
Subscribed	10
Class IS:
Subscribed	10
Net Increase in Net Assets Resulting from Capital Share Transactions	25,000
Total Increase in Net Assets	24,994
Net Assets:
Beginning of Period	—
End of Period	$24,994
(1) Capital Share Transactions:
Class I:
Shares Subscribed	2,497
Class A:
Shares Subscribed	1
Class C:
Shares Subscribed	1
Class IS:
Shares Subscribed	1

^  Commencement of Operations.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Financial Highlights

Municipal Income Portfolio

	Class I
Selected Per Share Data and Ratios	Period Ended September 30, 2020(1)
Net Asset Value, Beginning of Period	$10.00
Loss from Investment Operations:
Net Investment Loss(2)	(0.00	)(3)
Net Realized and Unrealized Loss	(0.00	)(3)
Total from Investment Operations	(0.00	)(3)
Net Asset Value, End of Period	$10.00
Total Return(4)	0.00	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$24,964
Ratio of Expenses Before Expense Limitation	2.13	%(6)
Ratio of Expenses After Expense Limitation	0.51	%(6)
Ratio of Net Investment Loss	(0.51	)%(6)
Portfolio Turnover Rate	0	%(5)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Not annualized.

(6)  Annualized.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Financial Highlights

Municipal Income Portfolio

	Class A
Selected Per Share Data and Ratios	Period Ended September 30, 2020(1)
Net Asset Value, Beginning of Period	$10.00
Loss from Investment Operations:
Net Investment Loss(2)	(0.00	)(3)
Net Realized and Unrealized Loss	(0.00	)(3)
Total from Investment Operations	(0.00	)(3)
Net Asset Value, End of Period	$10.00
Total Return(4)	0.00	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$10
Ratio of Expenses Before Expense Limitation	16.22	%(6)
Ratio of Expenses After Expense Limitation	0.90	%(6)
Ratio of Net Investment Loss	(0.90	)%(6)
Portfolio Turnover Rate	0	%(5)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  Not annualized.

(6)  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Financial Highlights

Municipal Income Portfolio

	Class C
Selected Per Share Data and Ratios	Period Ended September 30, 2020(1)
Net Asset Value, Beginning of Period	$10.00
Loss from Investment Operations:
Net Investment Loss(2)	(0.00	)(3)
Net Realized and Unrealized Loss	(0.00	)(3)
Total from Investment Operations	(0.00	)(3)
Net Asset Value, End of Period	$10.00
Total Return(4)	0.00	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$10
Ratio of Expenses Before Expense Limitation	16.95	%(6)
Ratio of Expenses After Expense Limitation	1.65	%(6)
Ratio of Net Investment Loss	(1.65	)%(6)
Portfolio Turnover Rate	0	%(5)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  Not annualized.

(6)  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Financial Highlights

Municipal Income Portfolio

	Class IS
Selected Per Share Data and Ratios	Period Ended September 30, 2020(1)
Net Asset Value, Beginning of Period	$10.00
Loss from Investment Operations:
Net Investment Loss(2)	(0.00	)(3)
Net Realized and Unrealized Loss	(0.00	)(3)
Total from Investment Operations	(0.00	)(3)
Net Asset Value, End of Period	$10.00
Total Return(4)	0.00	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$10
Ratio of Expenses Before Expense Limitation	15.96	%(6)
Ratio of Expenses After Expense Limitation	0.50	%(6)
Ratio of Net Investment Loss	(0.50	)%(6)
Portfolio Turnover Rate	0	%(5)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Not annualized.

(6)  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("Trust'') is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust is comprised of twelve separate, active funds (individually referred to as a "Fund," collectively as the "Funds"). The Trust applies investment company accounting and reporting guidance. All Funds are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Municipal Income Portfolio. The Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital.

The Fund commenced operations on September 30, 2020 and offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In March 2020, the Financial Accounting Standards Board ("FASB") issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting ("ASU 2020-04"), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate ("LIBOR") and other IBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

In August 2018, FASB issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; and (2) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities

14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Trust's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2020:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Municipal Bonds	$—	$4,691	$—	$4,691
Total Assets	$—	$4,691	$—	$4,691

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Indemnifications: The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

4.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually.

5.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.45% of the average daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.55% for Class I shares, 0.90% for Class A shares, 1.65% for Class C shares and 0.50% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. The Adviser may make additional voluntary fee waivers and/or expense reimbursements and may discontinue these voluntary fee waivers and/or expense reimbursements at any time in the future. For the period ended September 30, 2020, less than $500 of advisory fees were waived and approximately $73,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Trust's Distributor of Fund shares pursuant to a Distribution Agreement. The Trust has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Trust's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Trust pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Trust as required by the Act. Custody fees

16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the period ended September 30, 2020, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $4,696,000 and $0, respectively. There were no purchases and sales of long-term U.S. Government securities for the period ended September 30, 2020. For the period ended September 30, 2020, the Fund did not have any transactions in affiliated investments.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the period ended September 30, 2020, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. The tax period ended September 30, 2020, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. There were no distributions paid during fiscal year 2020.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, due to a net operating loss, resulted in the following reclassifications among the components of net assets at September 30, 2020:

Total Accumulated Loss (000)		Paid-in- Capital (000)
$—	@	$	(—	@)

@ Amount is less than $500.

At September 30, 2020, the Fund had no distributable earnings on a tax basis.

I. Other: At September 30, 2020, the Fund did not have record owners of 10% or greater.

J. Market Risk: Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on

17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

K. LIBOR Risk. The Fund's investments, payment obligations and financing terms may be based on floating rates, such as London Interbank Offer Rate ("LIBOR"), Euro Interbank Offered Rate and other similar types of reference rates (each, a "Reference Rate"). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings from each other within certain financial markets. On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority ("FCA"), which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after the end of 2021. This announcement and any additional regulatory or market changes may have an adverse impact on the Fund or its investments.

In advance of 2022, regulators and market participants are currently engaged in identifying successor Reference Rates ("Alternative Reference Rates"). Additionally, prior to the end of 2021, it is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to the Fund. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of Alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by the Fund or on its overall financial condition or results of operations.

18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Municipal Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Municipal Income Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund Trust (the "Trust")), including the portfolio of investments, as of September 30, 2020, and the related statements of operations and changes in net assets and the financial highlights for the period from September 30, 2020 (commencement of operations) through September 30, 2020 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Municipal Income Portfolio (one of the funds constituting Morgan Stanley Institutional Fund Trust) at September 30, 2020, the results of its operations and the changes in its net assets and its financial highlights for the period from September 30, 2020 (commencement of operations) through September 30, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
November 24, 2020

19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Investment Advisory Agreement Approval (unaudited)

The Board considered the following factors at the time of approval of the contracts which occurred prior to commencement of operations.

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services to be provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers.

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who will provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services to be provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board considered that the Adviser plans to arrange for a public offering of shares of the Fund to raise assets for investment and that the offering had not yet begun and concluded that, since the Fund currently had no assets to invest (other than seed capital required under the Investment Company Act) and had no track record of performance, this was not a factor it needed to address at the present time.

The Board reviewed the advisory and administrative fee rates (the "management fee rates") proposed to be paid by the Fund under the Management Agreement relative to comparable funds advised by the Adviser, when applicable, and compared to their peers as determined by the Adviser, and reviewed the anticipated total expense ratio of the Fund. The Board considered that the Fund requires the Adviser to develop processes, invest in additional resources and incur additional risks to successfully manage the Fund and concluded that the proposed management fee rate and anticipated total expense ratio would be competitive with its peer group averages.

Economies of Scale

The Board considered the growth prospects of the Fund and the structure of the proposed management fee schedule, which does not include breakpoints. The Board considered that the Fund's potential growth was uncertain and concluded that it would be premature to consider economies of scale as a factor in approving the Management Agreement at the present time.

Profitability of the Adviser and Affiliates

Since the Fund had not begun operations and had not paid any fees to the Adviser, the Board concluded that this was not a factor that needed to be considered at the present time.

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates to be derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. Since the Fund had not begun operations and had not paid any fees to the Adviser, the Board concluded that these benefits were not a factor that needed to be considered at the present time.

20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Investment Advisory Agreement Approval (unaudited) (cont'd)

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to enter into this relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

As part of the Board's review, the Board received information from management on the impact of COVID-19 on the firm generally and the Adviser and the Fund in particular including, among other information, the pandemic's current and expected impact on the Fund's performance and operations.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its future shareholders to approve the Management Agreement, which will remain in effect for two years and thereafter must be approved annually by the Board of the Fund if it is to continue in effect. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Trustees (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on April 22-23, 2020, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from December 1, 2018, through December 31, 2019, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; Formerly, Director of BP p.l.c. (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1953	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1955	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1957	Trustee	Since January 2015	Chairman, Opus Capital Group (since January 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008); Member, Service Provider Committee (2005-2008) and Director of Best Transport (2006-2019).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); Director, Rubicorn Investments (since February 2019); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	87	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1958	Trustee	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1960	Trustee	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1947	Chair of the Board and Trustee	Chair of the Boards since August 2020 and Trustee since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Chairperson of the Governance Committee; Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2019) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. However, the holdings for each money market fund are posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund Trust, which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

29

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2020 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTMIANN
3300494 EXP 11.30.21

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Senior Loan Portfolio

Annual Report

September 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	12
Statement of Operations	13
Statement of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	25
Investment Advisory Agreement Approval	26
Liquidity Risk Management Program	28
Privacy Notice	29
Trustee and Officer Information	31

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Senior Loan Portfolio (the "Fund") performed during the period beginning January 31, 2020 (when the Fund commenced operations) and ended September 30, 2020.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2020

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Expense Example (unaudited)

Senior Loan Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2020 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/20	Actual Ending Account Value 9/30/20	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Senior Loan Portfolio Class I	$1,000.00	$1,121.70	$1,021.25	$3.98	$3.79	0.75%
Senior Loan Portfolio Class A	1,000.00	1,119.40	1,019.30	6.04	5.76	1.14
Senior Loan Portfolio Class C	1,000.00	1,114.10	1,015.50	10.04	9.57	1.90
Senior Loan Portfolio Class IS	1,000.00	1,121.70	1,021.25	3.98	3.79	0.75

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 183/366 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Investment Overview (unaudited)

Senior Loan Portfolio

The Fund seeks a high level of current income.

Performance

For the period from Fund inception on January 31, 2020 through September 30, 2020, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –1.84%, net of fees. The Fund's Class I shares underperformed against the Fund's benchmark, the S&P/LSTA Leveraged Loan Index (the "Index"), which returned –1.21%.

Factors Affecting Performance

•  As of the end of the reporting period, the Fund had less than one year of performance history. Such a short time frame would not provide a meaningful performance analysis as short-term returns may not be indicative of the Fund's long-term performance potential.

Management Strategies

•  The Fund aims to provide a high level of current income by investing in senior secured floating rate loans and other fixed income securities. To help achieve its objective, the investment team starts with a top-down macroeconomic assessment combined with rigorous bottom-up credit analysis.

•  Given the current market environment, the Fund has been overweight higher quality BB credits. This defensive posture helped contribute to outperformance during the beginning of 2020, but as the market recovered, we saw spreads in the riskier part of the market compress and perform well, leading the Fund to underperform.

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Investment Overview (unaudited) (cont'd)

Senior Loan Portfolio

*  Minimum Investment

**  Commenced operations on January 31, 2020.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class C and Class IS shares will vary from the performance of Class I shares and will be negatively impacted by additional fees assessed to those classes (where applicable).

Performance Compared to the S&P/LSTA Leveraged Loan Index(1) and the Lipper Loan Participation Funds Index(2)

	Period Ended September 30, 2020 Total Returns(3)
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class I Shares w/o sales charges(4)	—	—	—	–1.84%
Fund — Class A Shares w/o sales charges(4)	—	—	—	–2.07
Fund — Class A Shares with maximum 3.25% sales charges(4)	—	—	—	–5.29
Fund — Class C Shares w/o sales charges(4)	—	—	—	–2.59
Fund — Class C Shares with maximum 1.00% deferred sales charges(4)	—	—	—	–3.56
Fund — Class IS Shares w/o sales charges(4)	—	—	—	–1.84
S&P/LSTA Leveraged Loan Index	—	—	—	–1.21
Lipper Loan Participation Funds Index	—	—	—	–3.08

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. Returns for period less than one year are not annualized. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The S&P/LSTA (Standard & Poor's/Loan Syndications and Trading Association) Leveraged Loan Index is an index that covers more than 1,100 loan facilities and reflects the market-value-weighted performance of U.S. dollar denominated institutional leveraged loans. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Loan Participation Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Loan Participation Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Loan Participation Funds classification.

(3)  Total returns for the Fund reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(4)  Commenced operations on January 31, 2020.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Indexes.

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Portfolio of Investments

Senior Loan Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (100.0%)
Corporate Bonds (17.2%)
Communications (3.7%)
Altice France SA 7.38%, 5/1/26 (a)	$250	$262
Avaya, Inc. 6.13%, 9/15/28 (a)	250	256
CSC Holdings LLC 5.50%, 4/15/27 (a)	250	263
iHeartCommunications, Inc. 4.75%, 1/15/28 (a)	500	472
LCPR Senior Secured Financing DAC 6.75%, 10/15/27 (a)	250	262
MDC Partners, Inc. 6.50%, 5/1/24 (a)	350	320
		1,835
Consumer, Cyclical (5.1%)
At Home Holding III, Inc. 8.75%, 9/1/25 (a)	500	523
Boyne USA, Inc. 7.25%, 5/1/25 (a)	225	237
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.75%, 10/20/28 (a)	250	260
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.50%, 2/15/23 (a)	175	161
New Home Co., Inc. (The) 7.25%, 4/1/22	250	249
Rite Aid Corp. 7.50%, 7/1/25 (a)	250	247
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. 8.00%, 9/20/25 (a)	100	106
Station Casinos LLC 4.50%, 2/15/28 (a)	500	461
Sugarhouse HSP Gaming Prop Mezz LP/ Sugarhouse HSP Gaming Finance Corp. 5.88%, 5/15/25 (a)	250	245
		2,489
Consumer, Non-Cyclical (2.2%)
Air Medical Group Holdings, Inc. 6.38%, 5/15/23 (a)	350	351
Simmons Foods, Inc. 5.75%, 11/1/24 (a)	250	251
Sotheby's 7.38%, 10/15/27 (a)	500	501
		1,103
Energy (0.4%)
Global Partners LP/GLP Finance Corp. 7.00%, 8/1/27	175	179
Finance (1.0%)
iStar, Inc. 4.75%, 10/1/24	250	242
Oxford Finance LLC/Oxford Finance Co-Issuer II, Inc. 6.38%, 12/15/22 (a)	250	245
		487
	Face Amount (000)	Value (000)
Industrials (4.3%)
Bombardier, Inc. 6.13%, 1/15/23 (a)	$200	$171
Builders FirstSource, Inc. 6.75%, 6/1/27 (a)	100	107
Cleaver-Brooks, Inc. 7.88%, 3/1/23 (a)	150	145
Grinding Media, Inc./Moly-Cop AltaSteel Ltd. 7.38%, 12/15/23 (a)	225	228
Kratos Defense & Security Solutions, Inc. 6.50%, 11/30/25 (a)	100	105
Mauser Packaging Solutions Holding Co. 5.50%, 4/15/24 (a)	500	503
Spirit AeroSystems, Inc. 7.50%, 4/15/25 (a)	200	203
Triumph Group, Inc. 6.25%, 9/15/24 (a)	250	213
TTM Technologies, Inc. 5.63%, 10/1/25 (a)	400	410
		2,085
Utilities (0.5%)
Calpine Corp. 5.25%, 6/1/26 (a)	250	260
		8,438
Variable Rate Senior Loan Interests (82.8%)
Basic Materials (2.7%)
Asplundh Tree Expert LLC, Term Loan B 3 Month USD LIBOR + 2.50%, 2.65%, 9/7/27 (b)	125	125
Chemours Company (The), Term Loan B2 3 Month USD LIBOR + 1.75%, 1.90%, 4/3/25 (b)	496	480
Cyanco Intermediate Corporation, 2020 Term Loan B 1 Month USD LIBOR + 3.50%, 3.65%, 3/16/25 (b)	496	491
Innophos, Inc., 2020 Term Loan B 1 Month USD LIBOR + 3.75%, 3.90%, 2/7/27 (b)	249	247
		1,343
Communications (14.4%)
ABG Intermediate Holdings 2 LLC, 2017 1st Lien Add-On Term Loan 3 Month USD LIBOR + 3.50%, 4.50%, 9/27/24 (b)	250	245
Avaya, Inc., 2018 Term Loan B 1 Month USD LIBOR + 4.25%, 4.40%, 12/15/24 (b)	500	498
Block Communications, Inc., 2020 Term Loan 3 Month USD LIBOR + 2.25%, 2.47%, 2/11/27 (b)	498	491

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Portfolio of Investments (cont'd)

Senior Loan Portfolio

	Face Amount (000)	Value (000)
Communications (cont'd)
CenturyLink, Inc., 2020 Term Loan B 1 Month USD LIBOR + 2.25%, 2.40%, 3/15/27 (b)	$496	$478
Clear Channel Outdoor Holdings, Inc., Term Loan B 3 Month USD LIBOR + 3.50%, 3.76%, 8/21/26 (b)	496	454
Cogeco Communications Finance (USA) II L.P., Term Loan B 1 Month USD LIBOR + 2.00%, 2.15%, 1/3/25 (b)	496	484
Coral-US Co-Borrower LLC, 2020 Term Loan B5 1 Month USD LIBOR + 2.25%, 2.40%, 1/31/28 (b)	500	485
Digicel International Finance Limited, Term Loan B 6 Month USD LIBOR + 3.25%, 3.80%, 5/28/24 (b)	248	219
Go Daddy Operating Co. LLC, 2020 Term Loan B3 1 Month USD LIBOR + 2.50%, 2.65%, 8/10/27 (b)	249	246
Hargray Communications Group, Inc., 2017 Term Loan B 1 Month USD LIBOR + 3.00%, 4.00%, 5/16/24 (b)	248	247
LCPR Loan Financing LLC, Term Loan B 1 Month USD LIBOR + 5.00%, 5.15%, 10/15/26 (b)	300	300
Level 3 Financing Inc., 2019 Term Loan B 1 Month USD LIBOR + 1.75%, 1.90%, 3/1/27 (b)	250	243
MH Sub I LLC, 2020 Incremental Term Loan 3 Month USD LIBOR + 3.75%, 4.75%, 9/13/24 (b)	100	99
NEP/NCP Holdco, Inc., 2018 1st Lien Term Loan 3 Month USD LIBOR + 3.25%, 3.40%, 10/20/25 (b)	496	430
PUG LLC, USD Term Loan 1 Month USD LIBOR + 3.50%, 3.65%, 2/12/27 (b)	695	617
Univision Communications Inc., Term Loan C5 1 Month USD LIBOR + 3.75%, 4.75%, 3/13/26 (b)	360	351
Virgin Media Bristol LLC, USD Term Loan N 1 Month USD LIBOR + 2.50%, 2.65%, 1/31/28 (b)	500	486
Zacapa SARL, 2018 1st Lien Term Loan B 3 Month USD LIBOR + 4.50%, 4.77%, 7/2/25 (b)	249	248
	Face Amount (000)	Value (000)
Ziggo Financing Partnership, USD Term Loan I 1 Month USD LIBOR + 2.50%, 2.65%, 4/30/28 (b)	$500	$482
		7,103
Consumer, Cyclical (15.7%)
1011778 B.C. Unlimited Liability Company, Term Loan B4 1 Month USD LIBOR + 1.75%, 1.90%, 11/19/26 (b)	248	239
Aimbridge Acquisition Co., Inc., 2019 Term Loan B 1 Month USD LIBOR + 3.75%, 3.89%, 2/2/26 (b)	223	201
Allegiant Travel Company, 2020 Term Loan 1 Month USD LIBOR + 3.00%, 3.25%, 2/5/24 (b)	497	464
American Airlines, Inc., 2017 Replacement Term Loan 1 Month USD LIBOR + 1.75%, 1.90%, 1/29/27 (b)	500	369
American Builders & Contractors Supply Co., Inc., 2019 Term Loan 1 Month USD LIBOR + 2.00%, 2.15%, 1/15/27 (b)	397	387
Aramark Services, Inc., 2019 Term Loan B4 1 Month USD LIBOR + 1.75%, 1.90%, 1/15/27 (b)	498	478
Burlington Coat Factory Warehouse Corporation, 2017 Term Loan B5 1 Month USD LIBOR + 1.75%, 1.91%, 11/17/24 (b)	250	244
BW Gas & Convenience Holdings LLC, Term Loan 1 Month USD LIBOR + 6.25%, 6.40%, 11/18/24 (b)	674	678
Carrols Restaurant Group, Inc., Term Loan B 3 Month USD LIBOR + 3.25%, 3.40% - 3.48%, 4/30/26 (b)	496	474
Core & Main LP, 2017 Term Loan B 3 Month USD LIBOR + 2.75%, 3.75%, 8/1/24 (b)	496	489
Delta 2 (LUX) S.a.r.l., Term Loan B 3 Month USD LIBOR + 2.50%, 3.50%, 2/1/24 (b)	500	487
Golden Nugget, Inc., 2017 Incremental Term Loan B 1 Month USD LIBOR + 2.50%, 2.65% - 3.25%, 10/4/23 (b)	545	490
Harbor Freight Tools USA, Inc., 2018 Term Loan B 3 Month USD LIBOR + 2.50%, 3.25%, 8/18/23 (b)	497	491

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Portfolio of Investments (cont'd)

Senior Loan Portfolio

	Face Amount (000)	Value (000)
Consumer, Cyclical (cont'd)
IRB Holding Corp, 2020 Term Loan B 1 Month USD LIBOR + 2.75%, 3.75%, 2/5/25 (b)	$496	$475
JetBlue Airways Corporation, Term Loan 3 Month USD LIBOR + 5.25%, 6.25%, 6/17/24 (b)	99	98
Lions Gate Capital Holdings LLC, 2018 Term Loan B 3 Month USD LIBOR + 2.25%, 2.40%, 3/24/25 (b)	244	236
Playa Resorts Holding BV, 2017 Term Loan B 1 Month USD LIBOR + 2.75%, 3.75%, 4/29/24 (b)	345	305
Scientific Games International, Inc., 2018 Term Loan B5 3 Month USD LIBOR + 2.75%, 2.90% - 3.61%, 8/14/24 (b)	496	468
Truck Hero, Inc., 1st Lien Term Loan 3 Month USD LIBOR + 3.75%, 3.90%, 4/22/24 (b)	496	482
WMG Acquisition Corp., 2018 Term Loan F 1 Month USD LIBOR + 2.12%, 2.27%, 11/1/23 (b)	155	152
		7,707
Consumer, Non-Cyclical (17.3%)
Acadia Healthcare Co., Inc., 2018 Term Loan B4 3 Month USD LIBOR + 2.50%, 2.65%, 2/16/23 (b)	496	493
Agiliti Health, Inc, Term Loan B 3 Month USD LIBOR + 3.00%, 3.15% - 3.19%, 1/4/26 (b)	496	483
Amneal Pharmaceuticals LLC, 2018 Term Loan B 1 Month USD LIBOR + 3.50%, 3.69%, 5/4/25 (b)	224	212
Bausch Health Cos., Inc., 2018 Term Loan B 3 Month USD LIBOR + 3.00%, 3.15%, 6/2/25 (b)	452	444
Creative Artists Agency LLC, 2019 Term Loan B 1 Month USD LIBOR + 3.75%, 3.90%, 11/27/26 (b)	496	478
DaVita, Inc., 2020 Term Loan B 1 Month USD LIBOR + 1.75%, 1.90%, 8/12/26 (b)	248	244
EyeCare Partners LLC, 2020 Delayed Draw Term Loan 3.75%, 2/18/27 (c)	76	72
	Face Amount (000)	Value (000)
EyeCare Partners LLC, 2020 Term Loan 1 Month USD LIBOR + 3.75%, 3.90%, 2/18/27 (b)	$323	$305
Froneri International Ltd., 2020 USD Term Loan 1 Month USD LIBOR + 2.25%, 2.40%, 1/31/27 (b)	499	480
Garda World Security Corp., 2019 1st Lien Term Loan B 3 Month USD LIBOR + 4.75%, 4.90%, 10/30/26 (b)	375	374
Gentiva Health Services, Inc., 2020 Term Loan 1 Month USD LIBOR + 3.25%, 3.44%, 7/2/25 (b)	498	488
Grifols Worldwide Operations USA, Inc., 2019 Term Loan B 1 Month USD LIBOR + 2.00%, 2.10%, 11/15/27 (b)	248	244
H Food Holdings LLC, 2018 Term Loan B 1 Month USD LIBOR + 3.68%, 3.83%, 5/23/25 (b)	244	238
HCA, Inc., Term Loan B12 1 Month USD LIBOR + 1.75%, 1.90%, 3/13/25 (b)	496	495
Jaguar Holding Company II, 2018 Term Loan 3 Month USD LIBOR + 2.50%, 3.50%, 8/18/22 (b)	245	245
Lineage Logistics Holdings LLC, 2018 Term Loan 3 Month USD LIBOR + 3.00%, 4.00%, 2/27/25 (b)	496	490
MMM Holdings, Inc., Term Loan B 1 Month USD LIBOR + 5.75, 6.75%, 12/24/26	100	100
Pearl Intermediate Parent LLC, 2018 1st Lien Term Loan 3 Month USD LIBOR + 2.75%, 2.90%, 2/14/25 (b)	496	481
Pearl Intermediate Parent LLC, 2018 Incremental Term Loan 3 Month USD LIBOR + 3.25%, 5.01%, 2/14/25 (b)	149	146
Refinitiv US Holdings, Inc., 2018 USD Term Loan 1 Month USD LIBOR + 3.25%, 3.40%, 10/1/25 (b)	298	296
Select Medical Corp., 2017 Term Loan B 1 Month USD LIBOR + 2.50%, 2.78%, 3/6/25 (b)	250	244
Surgery Center Holdings, Inc., 2017 Term Loan B 3 Month USD LIBOR + 3.25%, 4.25%, 9/3/24 (b)	744	704

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Portfolio of Investments (cont'd)

Senior Loan Portfolio

	Face Amount (000)	Value (000)
Consumer, Non-Cyclical (cont'd)
TMS International Corp., 2018 Term Loan B2 3 Month USD LIBOR + 2.75%, 3.75%, 8/14/24 (b)	$496	$486
US Foods, Inc., 2019 Term Loan B 3 Month USD LIBOR + 2.00%, 2.75%, 9/13/26 (b)	249	239
		8,481
Energy (3.4%)
Blackstone CQP Holdco LP, Term Loan B 3 Month USD LIBOR + 3.50%, 3.73%, 9/30/24 (b)	496	487
Lower Cadence Holdings LLC, Term Loan B 3 Month USD LIBOR + 4.00%, 4.15%, 5/22/26 (b)	496	461
Medallion Midland Acquisition LLC, 1st Lien Term Loan 3 Month USD LIBOR + 3.25%, 4.25%, 10/30/24 (b)	496	470
Stonepeak Lonestar Holdings LLC, Term Loan B 3 Month USD LIBOR + 4.50%, 4.77%, 10/19/26 (b)	244	241
		1,659
Finance (8.1%)
AqGen Ascensus, Inc., 2020 Term Loan 1 Month USD LIBOR + 4.00%, 5.00%, 12/13/26 (b)	150	149
Blackstone Mortgage Trust, Inc., 2019 New Term Loan 1 Month USD LIBOR + 2.25%, 2.41%, 4/23/26 (b)	496	476
Brookfield Property REIT, Inc., 1st Lien Term Loan B 3 Month USD LIBOR + 2.50%, 2.65%, 8/27/25 (b)	496	405
Charter Communications Operating LLC, 2019 Term Loan B1 1 Month USD LIBOR + 1.75%, 1.90%, 4/30/25 (b)	224	220
Citadel Securities LP, 2020 Term Loan B 1 Month USD LIBOR + 2.75%, 2.90%, 2/27/26 (b)	248	247
Hub International Limited, 2018 Term Loan B 3 Month USD LIBOR + 3.00%, 3.22% - 3.26%, 4/25/25 (b)	496	481
Illuminate Buyer LLC, Term Loan 1 Month USD LIBOR + 4.00%, 4.22%, 6/16/27 (b)	100	99
Jefferies Finance LLC, 2020 Incremental Term Loan B 9/30/27 (d)	250	248
	Face Amount (000)	Value (000)
Jefferies Finance LLC, 2019 Term Loan 1 Month USD LIBOR + 3.25%, 3.44%, 6/3/26 (b)	$496	$478
Sedgwick Claims Management Services, Inc., 2018 Term Loan B 3 Month USD LIBOR + 3.25%, 3.40%, 12/31/25 (b)	496	480
Vertical US Newco, Inc., Term Loan B 3 Month USD LIBOR + 4.25%, 4.57%, 7/30/27 (b)	400	397
VICI Properties 1 LLC, Replacement Term Loan B 1 Month USD LIBOR + 1.75%, 1.91%, 12/20/24 (b)	300	291
		3,971
Industrials (11.4%)
ACProducts, Inc., 2020 Term Loan B 1 Month USD LIBOR + 6.50%, 7.50%, 8/18/25 (b)	123	124
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan 3 Month USD LIBOR + 4.25%, 5.25%, 6/21/24 (b)	397	371
Cornerstone Building Brands, Inc., 2018 Term Loan 1 Month USD LIBOR + 3.75%, 3.90%, 4/12/25 (b)	496	489
CPG International, Inc., 2017 Term Loan 3 Month USD LIBOR + 3.75%, 4.75%, 5/5/24 (b)	295	295
Flex Acquisition Company, Inc., 1st Lien Term Loan 3 Month USD LIBOR + 3.00%, 4.00%, 12/29/23 (b)	482	472
Generac Power Systems, Inc., 2019 Term Loan B 1 Month USD LIBOR + 1.75%, 1.91%, 12/13/26 (b)	500	498
Ingersoll-Rand Services Co., 2020 USD Spinco Term Loan 1 Month USD LIBOR + 1.75%, 1.90%, 3/1/27 (b)	249	241
Patriot Container Corp., 2018 1st Lien Term Loan 3/20/25 (d)	249	245
Quikrete Holdings, Inc., 2016 1st Lien Term Loan 1 Month USD LIBOR + 2.50%, 2.65%, 2/1/27 (b)	496	484
Reynolds Group Holdings, Inc., Term Loan 1 Month USD LIBOR + 2.75, 2.90%, 2/5/23 (b)	194	192
Tank Holding Corp., 2020 Term Loan 3/26/26 (d)	250	247
Titan Acquisition Limited, 2018 Term Loan B 3 Month USD LIBOR + 3.00%, 3.22%, 3/28/25 (b)	248	235

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Portfolio of Investments (cont'd)

Senior Loan Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
TransDigm, Inc., 2020 Term Loan F 1 Month USD LIBOR + 2.25%, 2.40%, 12/9/25 (b)	$496	$470
Trident TPI Holdings, Inc., 2017 USD Term Loan B1 3 Month USD LIBOR + 3.00%, 4.00%, 10/17/24 (b)	496	485
Tutor Perini Corporation, Term Loan B 3 Month USD LIBOR + 4.75%, 5.75%, 8/13/27 (b)	250	247
XPO Logistics, Inc., 2018 Refinancing Term Loan 1 Month USD LIBOR + 2.00%, 2.15%, 2/24/25 (b)	250	246
Zekelman Industries, Inc., 2020 Term Loan 1 Month USD LIBOR + 2.25%, 2.14%, 1/24/27 (b)	249	242
		5,583
Technology (9.6%)
Banff Merger Sub, Inc., 2018 USD Term Loan B 1 Month USD LIBOR + 4.25%, 4.40%, 10/2/25 (b)	398	388
By Crown Parent LLC, Term Loan B1 1 Month USD LIBOR + 3.00%, 4.00%, 1/31/26 (b)	349	346
Camelot U.S. Acquisition 1 Co., 2020 Incremental Term Loan B 10/30/26 (d)	125	125
DCert Buyer, Inc., 2019 Term Loan B 3 Month USD LIBOR + 4.00%, 4.15%, 10/16/26 (b)	249	246
Dell International LLC, 2019 Term Loan B 1 Month USD LIBOR + 2.00%, 2.75%, 9/19/25 (b)	245	244
Hyland Software, Inc., 2018 1st Lien Term Loan 7/1/24 (d)	150	149
McAfee LLC, 2018 USD Term Loan B 1 Month USD LIBOR + 3.75%, 3.90%, 9/30/24 (b)	497	495
Rackspace Hosting, Inc., 2017 Incremental 1st Lien Term Loan 3 Month USD LIBOR + 3.00%, 3.18% - 4.00%, 11/3/23 (b)	447	439
Redstone Buyer LLC, Term Loan 3 Month USD LIBOR + 5.00%, 6.00%, 9/1/27 (b)	400	399
Surf Holdings LLC, USD Term Loan 3 Month USD LIBOR + 3.50%, 3.75%, 3/5/27 (b)	499	489
	Face Amount (000)	Value (000)
Verifone Systems, Inc., 2018 1st Lien Term Loan 3 Month USD LIBOR + 4.00%, 4.25%, 8/20/25 (b)	$497	$447
VS Buyer LLC, Term Loan B 1 Month USD LIBOR + 3.25%, 3.40%, 2/28/27 (b)	498	491
Western Digital Corporation, 2018 Term Loan B4 3 Month USD LIBOR + 1.75%, 1.91%, 4/29/23 (b)	456	454
		4,712
Utilities (0.2%)
Pacific Gas & Electric Company, 2020 Term Loan 3 Month USD LIBOR + 4.50%, 5.50%, 6/23/25 (b)	100	98
		40,657
Total Fixed Income Securities (Cost $50,336)		49,095
	Shares
Short-Term Investment (0.1%)
Investment Company (0.1%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $55)	54,745	55
Total Investments (100.1%) (Cost $50,391) (e)		49,150
Liabilities in Excess of Other Assets (–0.1%)		(56)
Net Assets (100.0%)		$49,094

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  Floating or variable rate securities: The rates disclosed are as of September 30, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(c)  In addition to the term loan, the fund has an unfunded loan commitment of approximately $72,000, which could be extended at the option of the borrower. As of September 30, 2020, EyeCare Partners, LLC, did not draw down any of the commitment.

(d)  Unsettled Position. The contract rate does not take effect until settlement date.

(e)  At September 30, 2020, the aggregate cost for federal income tax purposes is approximately $50,406,000. The aggregate gross unrealized appreciation is approximately $299,000 and the aggregate gross unrealized depreciation is approximately $1,555,000, resulting in net unrealized depreciation of approximately $1,256,000.

LIBOR  London Interbank Offered Rate.

REIT  Real Estate Investment Trust.

USD  United States Dollar.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Portfolio of Investments (cont'd)

Senior Loan Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Variable Rate Senior Loan Interests	82.7%
Other*	17.2
Short-Term Investment	0.1
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Senior Loan Portfolio

Statement of Assets and Liabilities	September 30, 2020 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $50,336)	$49,095
Investment in Security of Affiliated Issuer, at Value (Cost $55)	55
Total Investments in Securities, at Value (Cost $50,391)	49,150
Receivable for Investments Sold	1,039
Interest Receivable	269
Prepaid Offering Costs	56
Due from Adviser	7
Receivable from Affiliate	—	@
Other Assets	7
Total Assets	50,528
Liabilities:
Payable for Investments Purchased	1,107
Payable for Offering Costs	151
Payable for Professional Fees	88
Payable for Unfunded Loan Commitments	76
Payable for Administration Fees	3
Payable for Custodian Fees	1
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Other Liabilities	8
Total Liabilities	1,434
Net Assets	$49,094
Net Assets Consist of:
Paid-in-Capital	$50,946
Total Accumulated Loss	(1,852)
Net Assets	$49,094
CLASS I:
Net Assets	$49,064
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	5,098,814
Net Asset Value, Offering and Redemption Price Per Share	$9.62
CLASS A:
Net Assets	$10
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,018
Net Asset Value, Redemption Price Per Share	$9.62
Maximum Sales Load	3.25%
Maximum Sales Charge	$0.32
Maximum Offering Price Per Share	$9.94
CLASS C:
Net Assets	$10
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,014
Net Asset Value, Offering and Redemption Price Per Share	$9.61
CLASS IS:
Net Assets	$10
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,020
Net Asset Value, Offering and Redemption Price Per Share	$9.62

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Senior Loan Portfolio

Statement of Operations	Period from January 31, 2020^ to September 30, 2020 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$1,275
Dividends from Security of Affiliated Issuer (Note G)	51
Total Investment Income	1,326
Expenses:
Advisory Fees (Note B)	189
Professional Fees	125
Offering Costs	111
Administration Fees (Note C)	25
Shareholder Reporting Fees	13
Transfer Agency Fees — Class I (Note E)	1
Transfer Agency Fees — Class A (Note E)	1
Transfer Agency Fees — Class C (Note E)	1
Transfer Agency Fees — Class IS (Note E)	1
Pricing Fees	5
Custodian Fees (Note F)	2
Registration Fees	2
Trustees' Fees and Expenses	1
Shareholder Services Fees — Class A (Note D)	— @
Distribution and Shareholder Services Fees — Class C (Note D)	— @
Other Expenses	3
Total Expenses	480
Waiver of Advisory Fees (Note B)	(189)
Expenses Reimbursed by Adviser (Note B)	(51)
Rebate from Morgan Stanley Affiliate (Note G)	(8)
Reimbursement of Class Specific Expenses — Class A (Note B)	(1)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(1)
Net Expenses	229
Net Investment Income	1,097
Realized Loss:
Investments Sold	(763)
Change in Unrealized Appreciation (Depreciation):
Investments	(1,241)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(2,004)
Net Decrease in Net Assets Resulting from Operations	$(907)

^  Commencement of Operations.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Senior Loan Portfolio

Statement of Changes in Net Assets	Period from January 31, 2020^ to September 30, 2020 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,097
Net Realized Loss	(763)
Net Change in Unrealized Appreciation (Depreciation)	(1,241)
Net Decrease in Net Assets Resulting from Operations	(907)
Dividends and Distributions to Shareholders:
Class I	(945)
Class A	(—	@)
Class C	(—	@)
Class IS	(—	@)
Total Dividends and Distributions to Shareholders	(945)
Capital Share Transactions:(1)
Class I:
Subscribed	49,971
Distributions Reinvested	945
Class A:
Subscribed	10
Distributions Reinvested	—	@
Class C:
Subscribed	10
Distributions Reinvested	—	@
Class IS:
Subscribed	10
Distributions Reinvested	—	@
Net Increase in Net Assets Resulting from Capital Share Transactions	50,946
Total Increase in Net Assets	49,094
Net Assets:
Beginning of Period	—
End of Period	$49,094
(1) Capital Share Transactions:
Class I:
Shares Subscribed	4,997
Shares Issued on Distributions Reinvested	102
Net Increase in Class I Shares Outstanding	5,099
Class A:
Shares Subscribed	1
Shares Issued on Distributions Reinvested	—	@@
Net Increase in Class A Shares Outstanding	1
Class C:
Shares Subscribed	1
Shares Issued on Distributions Reinvested	—	@@
Net Increase in Class C Shares Outstanding	1
Class IS:
Shares Subscribed	1
Shares Issued on Distributions Reinvested	—	@@
Net Increase in Class IS Shares Outstanding	1

^  Commencement of Operations.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Financial Highlights

Senior Loan Portfolio

	Class I
Selected Per Share Data and Ratios	Period from January 31, 2020(1) to September 30, 2020
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.22
Net Realized and Unrealized Loss	(0.41)
Total from Investment Operations	(0.19)
Distributions from and/or in Excess of:
Net Investment Income	(0.19)
Net Asset Value, End of Period	$9.62
Total Return(3)	(1.84	)%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$49,064
Ratio of Expenses Before Expense Limitation	1.52	%(6)
Ratio of Expenses After Expense Limitation	0.73	%(4)(6)
Ratio of Net Investment Income	3.49	%(4)(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.02	%(6)
Portfolio Turnover Rate	27	%(5)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Not annualized.

(6)  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Financial Highlights

Senior Loan Portfolio

	Class A
Selected Per Share Data and Ratios	Period from January 31, 2020(1) to September 30, 2020
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.19
Net Realized and Unrealized Loss	(0.40)
Total from Investment Operations	(0.21)
Distributions from and/or in Excess of:
Net Investment Income	(0.17)
Net Asset Value, End of Period	$9.62
Total Return(3)	(2.07	)%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$10
Ratio of Expenses Before Expense Limitation	22.54	%(6)
Ratio of Expenses After Expense Limitation	1.13	%(4)(6)
Ratio of Net Investment Income	3.09	%(4)(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.02	%(6)
Portfolio Turnover Rate	27	%(5)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Not annualized.

(6)  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Financial Highlights

Senior Loan Portfolio

	Class C
Selected Per Share Data and Ratios	Period from January 31, 2020(1) to September 30, 2020
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.15
Net Realized and Unrealized Loss	(0.42)
Total from Investment Operations	(0.27)
Distributions from and/or in Excess of:
Net Investment Income	(0.12)
Net Asset Value, End of Period	$9.61
Total Return(3)	(2.59	)%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$10
Ratio of Expenses Before Expense Limitation	23.27	%(6)
Ratio of Expenses After Expense Limitation	1.88	%(4)(6)
Ratio of Net Investment Income	2.34	%(4)(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.02	%(6)
Portfolio Turnover Rate	27	%(5)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Not annualized.

(6)  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Financial Highlights

Senior Loan Portfolio

	Class IS
Selected Per Share Data and Ratios	Period from January 31, 2020(1) to September 30, 2020
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.22
Net Realized and Unrealized Loss	(0.41)
Total from Investment Operations	(0.19)
Distributions from and/or in Excess of:
Net Investment Income	(0.19)
Net Asset Value, End of Period	$9.62
Total Return(3)	(1.84	)%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$10
Ratio of Expenses Before Expense Limitation	22.19	%(6)
Ratio of Expenses After Expense Limitation	0.72	%(4)(6)
Ratio of Net Investment Income	3.49	%(4)(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.02	%(6)
Portfolio Turnover Rate	27	%(5)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Not annualized.

(6)  Annualized.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("Trust'') is registered under the Investment Company Act of 1940, as amended (the "Act''), as an open-end management investment company. The Trust is comprised of twelve separate, active funds (individually referred to as a "Fund," collectively as the "Funds"). The Trust applies investment company accounting and reporting guidance. All Funds are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Senior Loan Portfolio. The Fund seeks a high level of current income.

The Fund commenced operations on January 31, 2020 and offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In March 2017, the Financial Accounting Standards Board ("FASB") issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the "ASU") which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund has adopted the ASU as of September 30, 2020 and it did not have an impact on the Fund's financial statements.

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting ("ASU 2020-04"), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate ("LIBOR") and other IBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (2) certain senior collateralized loans ("Senior Loans") are valued based on quotations received from an independent pricing service; (3) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be

19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; and (4) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Trust's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2020:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Corporate Bonds	$—	$8,438	$—	$8,438
Variable Rate Senior Loan Interests	—	40,657	—	40,657
Total Fixed Income Securities	—	49,095	—	49,095
Short-Term Investment
Investment Company	55	—	—	55
Total Assets	$55	$49,095	$—	$49,150

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Senior Loans: Senior Loans are loans made to borrowers that may be corporations, partnerships or other entities. These borrowers operate in a variety of industries and geographic regions, although most Senior Loans are made to borrowers that are organized or located in the U.S. Sen-

20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

ior Loans generally are negotiated between a borrower and several financial institution lenders represented by one or more lenders acting as agent of all the lenders. The agent is responsible for negotiating the loan agreement that establishes the terms and conditions of the Senior Loan and the rights of the borrower and the lenders. The Fund may purchase assignments of portions of Senior Loans from third parties and may invest in participations in Senior Loans. Senior Loans also may take the form of debt obligations of borrowers issued directly to investors in the form of debt securities (i.e., Senior Notes).

The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement. Assignments may, however, be arranged through private negotiations, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

When the Fund purchases a participation in a Senior Loan, the Fund will usually have a contractual relationship only with the lender selling the participation and not with the borrower. The Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of such payments from the borrower. As a result, the Fund may assume the credit risk of both the borrower and the lender selling the participation. In the event of insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender.

The Fund's investment in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

4.  Indemnifications: The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually.

6.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. When the Fund buys an interest in a Senior Loan, it may receive a commitment fee which is paid to lenders on an ongoing basis based upon the undrawn portion committed by the lenders of the underlying Senior Loan. The Fund accrues the commitment fee over the expected term of the loan. When the Fund sells an interest in a Senior Loan, it may be required to pay fees or commissions to the purchaser of the interest. Fees received in connection with loan amendments are accrued as earned. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Next $1.5 billion	Over $2.5 billion
0.60%	0.55%	0.50%

21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

For the period ended September 30, 2020, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.80% for Class I shares, 1.15% for Class A shares, 1.90% for Class C shares and 0.75% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the period ended September 30, 2020, approximately $189,000 of advisory fees were waived and approximately $54,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Trust's Distributor of Fund shares pursuant to a Distribution Agreement. The Trust has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Trust's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Trust pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust.

Morgan Stanley Services Company Inc. serves as Co-Transfer Agent and provides certain transfer agency services to the Fund with respect to certain direct transactions with the Fund.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the period ended September 30, 2020, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $62,997,000 and $11,906,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the period ended September 30, 2020.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the period ended September 30, 2020, advisory fees paid were reduced by approximately $8,000 relating to the Fund's investment in the Liquidity Funds.

22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

A summary of the Fund's transactions in shares of affiliated investments during the period ended September 30, 2020 is as follows:

Affiliated Investment Company	Value January 31, 2020 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$—	$57,630	$57,575	$51
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value September 30, 2020 (000)
Liquidity Funds	$—	$—	$55

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the period ended September 30, 2020, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. The tax period ended September 30, 2020, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal year 2020 was as follows:

2020 Distributions Paid From:
Ordinary Income (000)
$945

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, due to a nondeductible expense, resulted in the following reclassifications among the components of net assets at September 30, 2020:

Total Accumulated Loss (000)		Paid-in- Capital (000)
$—	@	$	(—	@)

@ Amount is less than $500.

At September 30, 2020, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$275	$—

23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

At September 30, 2020, the Fund had available for federal income tax purposes unused short-term capital losses of approximately $765,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Trust and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the period ended September 30, 2020, the Fund did not have any borrowings under the Facility.

J. Other: At September 30, 2020, the Fund did not have record owners of 10% or greater.

K. Market Risk: Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

L. LIBOR Risk: The Fund's investments, payment obligations and financing terms may be based on floating rates, such as London Interbank Offer Rate ("LIBOR"), Euro Interbank Offered Rate and other similar types of reference rates (each, a "Reference Rate"). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings from each other within certain financial markets. On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority ("FCA"), which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after the end of 2021. This announcement and any additional regulatory or market changes may have an adverse impact on the Fund or its investments.

In advance of 2022, regulators and market participants are currently engaged in identifying successor Reference Rates ("Alternative Reference Rates"). Additionally, prior to the end of 2021, it is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to the Fund. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of Alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by the Fund or on its overall financial condition or results of operations.

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Senior Loan Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Senior Loan Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund Trust (the "Trust")), including the portfolio of investments, as of September 30, 2020, and the related statements of operations and changes in net assets and the financial highlights for the period from January 31, 2020 (commencement of operations) through September 30, 2020 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Senior Loan Portfolio (one of the funds constituting Morgan Stanley Institutional Fund Trust) at September 30, 2020, the results of its operations and the changes in its net assets and its financial highlights for the period from January 31, 2020 (commencement of operations) through September 30, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
November 24, 2020

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Investment Advisory Agreement Approval (unaudited)

The Board considered the following factors at the time of approval of the contracts which occurred prior to commencement of operations.

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services to be provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers.

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who will provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services to be provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board considered that the Adviser plans to arrange for a public offering of shares of the Fund to raise assets for investment and that the offering had not yet begun and concluded that, since the Fund currently had no assets to invest (other than seed capital required under the Investment Company Act) and had no track record of performance, this was not a factor it needed to address at the present time.

The Board reviewed the advisory and administrative fee rates (the "management fee rates") proposed to be paid by the Fund under the Management Agreement relative to comparable funds advised by the Adviser, when applicable, and compared to their peers as determined by the Adviser, and reviewed the anticipated total expense ratio of the Fund. The Board considered that the Fund requires the Adviser to develop processes, invest in additional resources and incur additional risks to successfully manage the Fund and concluded that the proposed management fee rate and anticipated total expense ratio would be competitive with its peer group averages.

Economies of Scale

The Board considered the growth prospects of the Fund and the structure of the proposed management fee schedule, which does include breakpoints. The Board considered that the Fund's potential growth was uncertain and concluded that it would be premature to consider economies of scale as a factor in approving the Management Agreement at the present time.

Profitability of the Adviser and Affiliates

Since the Fund had not begun operations and had not paid any fees to the Adviser, the Board concluded that this was not a factor that needed to be considered at the present time.

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates to be derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. Since the Fund had not begun operations and had not paid any fees to the Adviser, the Board concluded that these benefits were not a factor that needed to be considered at the present time.

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Investment Advisory Agreement Approval (unaudited) (cont'd)

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to enter into this relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

As part of the Board's review, the Board received information from management on the impact of COVID-19 on the firm generally and the Adviser and the Fund in particular including, among other information, the pandemic's current and expected impact on the Fund's performance and operations.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its future shareholders to approve the Management Agreement, which will remain in effect for two years and thereafter must be approved annually by the Board of the Fund if it is to continue in effect. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Trustees (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on April 22-23, 2020, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from December 1, 2018, through December 31, 2019, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; Formerly, Director of BP p.l.c. (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1953	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1955	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1957	Trustee	Since January 2015	Chairman, Opus Capital Group (since January 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008); Member, Service Provider Committee (2005-2008) and Director of Best Transport (2006-2019).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); Director, Rubicorn Investments (since February 2019); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	87	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1958	Trustee	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1960	Trustee	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1947	Chair of the Board and Trustee	Chair of the Boards since August 2020 and Trustee since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Chairperson of the Governance Committee; Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2019) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Co-Transfer Agent

Morgan Stanley Services Company, Inc.
522 Fifth Avenue
New York, New York 10036

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. However, the holdings for each money market fund are posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund Trust, which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

35

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2020 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTSLANN
3298773 EXP 11.30.21

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Short Duration Income Portfolio

Annual Report

September 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	15
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	20
Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	33
Investment Advisory Agreement Approval	34
Liquidity Risk Management Program	36
Privacy Notice	37
Trustee and Officer Information	39

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Short Duration Income Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2020

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Expense Example (unaudited)

Short Duration Income Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2020 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/20	Actual Ending Account Value 9/30/20	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Short Duration Income Portfolio Class I	$1,000.00	$1,059.80	$1,023.55	$1.49	$1.47	0.29%
Short Duration Income Portfolio Class A	1,000.00	1,059.70	1,022.30	2.78	2.73	0.54
Short Duration Income Portfolio Class L	1,000.00	1,058.50	1,021.05	4.07	3.99	0.79
Short Duration Income Portfolio Class C	1,000.00	1,054.50	1,018.55	6.63	6.51	1.29
Short Duration Income Portfolio Class IS	1,000.00	1,061.40	1,023.75	1.29	1.26	0.25

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 183/366 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Investment Overview (unaudited)

Short Duration Income Portfolio

The Fund seeks above-average total return over a market cycle of three to five years.

Performance

For the fiscal year ended September 30, 2020, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 3.20%, net of fees. The Fund's Class I shares underperformed against the Fund's benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index (the "Index"), which returned 3.73%.

Factors Affecting Performance

•  Government bond yields have declined significantly over the period in the U.S. and throughout the world, following a downturn in the first quarter of 2020 due to the coronavirus. This helped absolute performance for the portfolio and benchmark, as the portfolio had similar duration to the index over the period.

•  The portfolio's overweight to investment grade corporate bonds contributed to relative performance as spreads have tightened significantly following the Federal Reserve's (Fed) intervention in the bond markets. In March 2020, rates were cut to the effective lower bound and trillions of dollars were injected into money markets and bond markets. New programs were begun with a whole new set of acronyms (TALF, MMCP, CPFF). These helped significantly calm markets, particularly government bond markets where yields had perversely rose significantly as virus and economic news got worse. By March 19, 2020, U.S. Treasury and other global government bond market yields began to fall, signaling success for the Fed's first objective, stabilizing money markets and lowering U.S. Treasury yields. Importantly, the rapid fall in U.S. Treasury yields allowed high quality corporate bond yields to fall as well, signaling help for the embattled private economy.

•  The portfolio's exposure to securitized credit (non-agency and agency residential mortgage-backed securities) also contributed to relative performance, particularly in the second quarter of 2020 as certain areas of the securitized credit markets rebounded faster than others. For example, the portfolio's exposure to asset-backed securities and non-agency commercial mortgage-backed securities was a main detractor from relative performance due to these areas' lagged recovery following the market sell-off in the first quarter of 2020.

Management Strategies

•  We see little risk of government bond yields rising meaningfully anytime soon. Recent rises in yields during September 2020 appear to have been more technical in nature and/or related to shifting probabilities of who will be elected the next U.S. president. However, further declines in yields also seem unlikely, given that most central banks have now cut interest rates to as low as they feel comfortable doing. Nonetheless, further cuts and other policy innovations could still happen if there is a turn for the worse, so there is still a case, we believe, for owning high-quality government bonds as a hedge against further stress, even if much less than normal.

•  The perception that the Fed is likely to pursue an exceptionally easy monetary policy relative to others has caused a cheapening of the U.S. dollar. However, heightened global risk aversion in September 2020 caused the dollar to recover some. While we remain longer-term modest-dollar bears, we do not think there is enough clarity on relative economic performances and resolution of who will lead the U.S. to be highly confident the dollar will fall meaningfully in the near term.

•  We remain constructive on corporate credit. Although we continue to hold a positive and upbeat view with regard to the evolution of the economy and credit spreads, risks remain. Rising infection rates, leading to larger and more aggressive lockdowns, could easily slow economies and upend our views. We do not think this is likely, as all governments seem to be adopting more selective, targeted lockdowns to deal with local issues. As long as local issues do not spread and/or hospitalization rates/mortality rates do not climb too much, economies should be fine. Vaccines continue to be the linchpin of a broader solution to get sectors of the economy like travel, leisure and entertainment back to semi-normal, thus allowing national incomes to return back to pre-COVID-19 levels.

•  In the securitized assets sector, we still have a positive fundamental credit outlook for U.S. residential and consumer credit conditions given various government support programs that have been put in place in response to the coronavirus pandemic.

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Investment Overview (unaudited) (cont'd)

Short Duration Income Portfolio

*  Minimum Investment

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class L, Class C and Class IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (where applicable).

Performance Compared to the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index(1), the Short Duration Income Blend Index(2) and the Lipper Short Investment Grade Debt Funds Index(3)

	Period Ended September 30, 2020 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(10)
Fund — Class I Shares w/o sales charges(5)	3.20%	3.71%	2.57%	3.11%
Fund — Class A Shares w/o sales charges(6)	3.06	3.49	2.32	0.64
Fund — Class A Shares with maximum 2.00% sales charges(6)	0.98	3.06	2.11	0.48
Fund — Class L Shares w/o sales charges(7)	2.69	3.19	—	2.15
Fund — Class C Shares w/o sales charges(8)	2.16	2.66	—	2.28
Fund — Class C Shares with maximum 1.00% deferred sales charges(8)	1.16	2.66	—	2.28
Fund — Class IS Shares w/o sales charges(9)	3.37	—	—	4.02
Bloomberg Barclays 1-3 Year U.S. Government/Credit Index	3.73	2.09	1.57	3.92
Short Duration Income Blend Index	3.73	1.85	1.45	3.87
Lipper Short Investment Grade Debt Funds Index	3.86	2.51	2.04	3.76

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The Bloomberg Barclays 1-3 Year U.S. Government/Credit Index tracks the securities in the 1-3 year maturity range of the Bloomberg Barclays U.S. Government/Credit Index which tracks investment-grade (BBB-/Baa3) or higher publicly traded fixed rate U.S. government, U.S. agency, and corporate issues. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Investment Overview (unaudited) (cont'd)

Short Duration Income Portfolio

(2)  The Short Duration Income Blend Index is a performance linked benchmark of the old benchmarks represented by Bloomberg Barclays 1-3 Year U.S. Government/Credit Index for periods from the Fund's inception to January 8, 2016, the ICE BofA 1-Year U.S. Treasury Note Index (benchmark that tracks one-year U.S. government securities) from January 9, 2016 to July 31, 2019 and the new benchmark represented by Bloomberg Barclays 1-3 Year U.S. Government/Credit index for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Short Investment Grade Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Short Investment Grade Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Short Investment Grade Debt Funds classification.

(4)  Total returns for the Fund reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(5)  Commenced operations on March 31, 1992.

(6)  Commenced offering on September 28, 2007.

(7)  Commenced offering on April 27, 2012.

(8)  Commenced offering on April 30, 2015.

(9)  Commenced offering on January 11, 2016.

(10)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Indexes.

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Portfolio of Investments

Short Duration Income Portfolio

	Face Amount (000)		Value (000)
Fixed Income Securities (92.6%)
Agency Adjustable Rate Mortgages (0.2%)
Federal Home Loan Mortgage Corporation, Conventional Pools: 1 Year CMT + 2.31%, 3.46%, 3/1/37	$277		$294
1 Year CMT + 2.18%, 3.60%, 6/1/38	136		143
1 Year CMT + 2.32%, 3.61%, 7/1/38	218		231
1 Year CMT + 2.33%, 3.80%, 1/1/36	223		236
			904
Agency Bond — Consumer Discretionary (U.S. Government Guaranteed) (0.1%)
Safina Ltd.
2.00%, 12/30/23	290		297
Agency Fixed Rate Mortgages (0.3%)
Federal Home Loan Mortgage Corporation, Gold Pools:
4.50%, 12/1/24	155		164
6.50%, 4/1/24	—	@	1
7.50%, 5/1/35	18		22
8.00%, 8/1/32	11		13
8.50%, 8/1/31	11		13
Federal National Mortgage Association, Conventional Pools:
4.50%, 6/1/24 — 7/1/24	261		275
5.00%, 12/1/23 — 12/1/24	125		132
6.00%, 9/1/37	46		54
6.50%, 2/1/28 — 10/1/32	152		171
7.00%, 7/1/29 — 3/1/37	177		203
7.50%, 8/1/37	23		29
8.00%, 4/1/33	43		53
8.50%, 10/1/32	20		25
Government National Mortgage Association, Various Pools:
6.00%, 11/15/38	80		92
8.50%, 7/15/30	26		28
			1,275
Asset-Backed Securities (13.2%)
Ajax Mortgage Loan Trust
1.70%, 5/25/59 (a)	812		814
Ally Auto Receivables Trust
1.75%, 12/15/21	37		37
AMSR Trust
2.11%, 9/17/37 (a)	975		979
Aqua Finance Trust
3.14%, 7/16/40 (a)	346		354
Avant Loans Funding Trust
4.11%, 7/15/22 (a)	211		211
Bayview Opportunity Master Fund Trust
3.50%, 1/28/55 (a)(b)	181		185
CarMax Auto Owner Trust,
1.70%, 11/15/24	1,800		1,843
1.98%, 11/15/21	—	@	—	@
	Face Amount (000)	Value (000)
Cascade Funding Mortgage Trust 3.40%, 4/25/30 (a)(b)	$665	$675
CFMT 2020-HB3 LLC
5.11%, 5/25/30 (a)(b)	800	808
CNH Equipment Trust
2.01%, 12/16/24	1,528	1,570
Consumer Loan Underlying Bond Credit Trust,
3.28%, 7/15/26 (a)	845	847
4.07%, 7/15/25 (a)	260	261
Fair Square Issuance Trust
2.90%, 9/20/24 (a)	300	300
Falcon Aerospace Ltd.
3.60%, 9/15/39 (a)	401	370
FCI Funding 2019-1 LLC
3.63%, 2/18/31 (a)	229	233
Finance of America HECM Buyout
2.01%, 2/25/30 (a)(b)	1,309	1,309
Foundation Finance Trust,
3.30%, 7/15/33 (a)	194	197
3.86%, 11/15/34 (a)	370	382
FREED ABS Trust,
3.19%, 11/18/26 (a)	900	894
3.87%, 6/18/26 (a)	500	501
4.61%, 10/20/25 (a)	560	562
GAIA Aviation Ltd.
3.97%, 12/15/44 (a)	582	518
GM Financial Automobile Leasing Trust
1.67%, 12/20/22	830	843
GM Financial Automobile Leasing Trust 2020-2
0.80%, 7/20/23	220	222
GM Financial Consumer Automobile Receivables Trust
2.81%, 12/16/22	837	848
Hyundai Auto Lease Securitization Trust
2.92%, 7/15/21 (a)	108	108
Hyundai Auto Receivables Trust
1.77%, 1/18/22	79	79
Kubota Credit Owner Trust
0.59%, 10/15/24 (a)	675	678
LL ABS Trust
2.33%, 1/17/28 (a)	700	700
Lunar Aircraft Ltd.
3.38%, 2/15/45 (a)	182	170
MACH 1 Cayman Ltd.
3.47%, 10/15/39 (a)	511	470
Mercedes-Benz Auto Receivables Trust
0.55%, 2/18/25	330	332
MFA LLC,
3.35%, 11/25/47 (a)	358	359
3.88%, 5/25/48 (a)	510	510
4.16%, 7/25/48 (a)	358	359
Mosaic Solar Loan Trust
2.10%, 4/20/46 (a)	380	390

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Portfolio of Investments (cont'd)

Short Duration Income Portfolio

	Face Amount (000)	Value (000)
Asset-Backed Securities (cont'd)
Nationstar HECM Loan Trust, 1.27%, 9/25/30 (a)(b)	$900	$900
2.27%, 11/25/29 (a)(b)	122	123
New Residential Advance Receivables Trust
1.43%, 8/15/53 (a)	1,170	1,173
2.80%, 10/15/51 (a)	352	352
Nissan Auto Receivables Owner Trust
1.75%, 10/15/21	87	87
North Carolina State Education Assistance Authority
3 Month USD LIBOR + 0.80%, 1.04%, 7/25/25 (b)	69	69
NRZ Advance Receivables Trust
1.48%, 9/15/53 (a)	1,380	1,385
NRZ Excess Spread-Collateralized Notes,
4.37%, 1/25/23 (a)	237	234
4.59%, 2/25/23 (a)	352	340
NYCTL Trust
2.19%, 11/10/32 (a)	580	588
Ocwen Master Advance Receivables Trust
1.28%, 8/15/52 (a)	1,150	1,156
OnDeck Asset Securitization Trust II LLC
3.33%, 11/18/24 (a)	900	816
Option One Mortgage Loan Trust Asset-Backed Certificates
1 Month USD LIBOR + 0.50%, 0.66%, 8/20/30 (b)	86	85
Oscar US Funding X LLC
3.18%, 5/10/23 (a)	830	851
Oscar US Funding XI LLC
2.49%, 8/10/22 (a)	170	171
Oxford Finance Funding LLC
3.10%, 2/15/28 (a)	350	356
PFS Financing Corp.,
1.27%, 6/15/25 (a)	1,500	1,515
2.23%, 10/15/24 (a)	1,160	1,194
2.74%, 10/17/22 (a)	440	439
2.86%, 4/15/24 (a)	230	236
2.89%, 2/15/23 (a)	275	278
3.19%, 4/17/23 (a)	300	304
3.52%, 10/15/23 (a)	162	167
Pretium Mortgage Credit Partners I LLC
2.86%, 5/27/59 (a)	699	697
Prosper Marketplace Issuance Trust,
3.59%, 7/15/25 (a)	700	705
3.96%, 10/15/24 (a)	97	97
PRPM LLC,
3.75%, 4/25/23 (a)(b)	235	238
3.97%, 4/25/24 (a)	616	622
Raptor Aircraft Finance I LLC
4.21%, 8/23/44 (a)	807	722
RCO V Mortgage LLC,
3.47%, 11/25/24 (a)	774	774
4.46%, 10/25/23 (a)	1	1
	Face Amount (000)	Value (000)
ReadyCap Lending Small Business Loan Trust, Daily U.S. Prime Rate – 0.50%, 2.75%, 12/27/44 (a)(b)	$249	$232
Republic FInance Issuance Trust
3.43%, 11/22/27 (a)	800	814
Santander Retail Auto Lease Trust
1.74%, 7/20/23 (a)	1,330	1,358
SFS Asset Securitization LLC
4.24%, 6/10/25 (a)	814	813
Small Business Lending Trust
2.85%, 7/15/26 (a)	138	136
Sofi Consumer Loan Program Trust,
3.14%, 2/25/27 (a)	110	111
3.35%, 4/26/27 (a)	98	99
3.67%, 8/25/27 (a)	353	357
SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes
2.77%, 10/15/52 (a)	325	322
TLF National Tax Lien Trust
3.09%, 12/15/29 (a)	277	278
Towd Point Mortgage Trust,
1 Month USD LIBOR + 0.60%, 0.75%, 2/25/57 (a)(b)	248	248
2.75%, 4/25/57 (a)(b)	83	86
Upgrade Receivables Trust,
4.09%, 3/15/25 (a)	218	218
4.53%, 11/15/24 (a)	131	131
Upstart Securitization Trust
3.73%, 9/20/29 (a)	850	848
VCAT LLC
3.67%, 8/25/50 (a)	981	983
Vericrest Opportunity Loan Trust,
2.98%, 2/25/50 (a)	776	777
3.18%, 10/25/49 (a)	392	393
3.35%, 9/25/49 (a)	601	603
Verizon Owner Trust,
1 Month USD LIBOR + 0.27%, 0.43%, 4/20/22 (a)(b)	19	19
0.47%, 2/20/25	950	952
2.93%, 9/20/23	600	615
Volkswagen Auto Lease Trust
1.99%, 11/21/22	1,280	1,305
VOLT LXXX LLC
3.23%, 10/25/49 (a)	412	413
VOLT LXXXIII LLC
3.33%, 11/26/49 (a)	625	628
VOLT LXXXV LLC
3.23%, 1/25/50 (a)	440	442
VOLT LXXXVIII LLC
2.98%, 3/25/50 (a)	642	642
		50,416

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Portfolio of Investments (cont'd)

Short Duration Income Portfolio

	Face Amount (000)	Value (000)
Collateralized Mortgage Obligations — Agency Collateral Series (0.3%)
Federal Home Loan Mortgage Corporation, REMIC 7.50%, 9/15/29	$319	$375
Government National Mortgage Association, REMIC
1 Month USD LIBOR + 0.50%, 0.65%, 3/20/61 (b)	118	118
1 Month USD LIBOR + 0.56%, 0.71%, 9/20/62 (b)	528	530
		1,023
Commercial Mortgage-Backed Securities (1.2%)
CSMC Trust
3.53%, 8/15/37 (a)	575	597
CSWF 2018-TOP
1 Month USD LIBOR + 1.45%, 1.60%, 8/15/35 (a)(b)	640	612
Federal Home Loan Mortgage Corporation
3.03%, 10/25/20 (b)	1	1
HPLY Trust
1 Month USD LIBOR + 2.35%, 2.50%, 11/15/36 (a)(b) cBBerg.mtg_reset_slope: 1.00	410	379
Hudsons Bay Simon JV Trust
1 Month USD LIBOR + 1.83%, 1.99%, 8/5/34 (a)(b)	185	171
JP Morgan Chase Commercial Mortgage Securities Corp.
4.13%, 7/5/31 (a)	1,100	1,173
Natixis Commercial Mortgage Securities Trust
1 Month USD LIBOR + 2.20%, 2.35%, 7/15/36 (a)(b)	850	819
VMC Finance 2019-FL3 LLC
1 Month USD LIBOR + 2.05%, 2.20%, 9/15/36 (a)(b)	733	709
		4,461
Corporate Bonds (70.0%)
Energy (0.1%)
Midwest Connector Capital Co. LLC
3.63%, 4/1/22 (a)	475	478
Finance (31.7%)
ABN Amro Bank N.V.
3.40%, 8/27/21 (a)	650	668
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
3.30%, 1/23/23	1,260	1,265
Air Lease Corp.
2.63%, 7/1/22	1,440	1,460
American Express Co.,
3.00%, 2/22/21	700	706
3.38%, 5/17/21	1,050	1,067
3.70%, 11/5/21	665	687
American International Group, Inc.
4.88%, 6/1/22	2,200	2,359
American Tower Corp.
2.40%, 3/15/25	600	635
	Face Amount (000)	Value (000)
Anthem, Inc. 3.50%, 8/15/24	$1,200	$1,317
ANZ New Zealand International Ltd.
1.90%, 2/13/23 (a)	1,510	1,556
Aon Corp.
2.20%, 11/15/22	575	595
Avolon Holdings Funding Ltd.
2.88%, 2/15/25 (a)	625	574
Banco Bilbao Vizcaya Argentaria SA
0.88%, 9/18/23	1,600	1,600
Banco Santander Chile
2.70%, 1/10/25 (a)	800	845
Bank of America Corp.,
3.88%, 8/1/25	1,700	1,935
4.13%, 1/22/24	2,000	2,217
MTN
3.30%, 1/11/23	1,220	1,296
Bank of Montreal
2.90%, 3/26/22	1,030	1,069
Bank of New York Mellon Corp. (The)
2.20%, 8/16/23	1,400	1,469
Bank of Nova Scotia (The),
1.63%, 5/1/23	1,600	1,643
2.00%, 11/15/22	1,175	1,214
Banque Federative du Credit Mutuel SA
2.38%, 11/21/24 (a)	1,350	1,429
Barclays PLC
4.61%, 2/15/23	1,200	1,256
BBVA USA
3.50%, 6/11/21	925	942
BNP Paribas SA
3.50%, 3/1/23 (a)	1,250	1,326
BPCE SA,
2.38%, 1/14/25 (a)	625	650
4.00%, 9/12/23 (a)	1,200	1,305
Canadian Imperial Bank of Commerce
2.25%, 1/28/25	1,130	1,194
Capital One Financial Corp.
3.20%, 1/30/23	2,500	2,641
Cigna Corp.
3.75%, 7/15/23	1,213	1,316
Citigroup, Inc.,
3.30%, 4/27/25	2,000	2,200
3.35%, 4/24/25	1,540	1,668
3.88%, 10/25/23	2,400	2,632
Citizens Bank NA
3.25%, 2/14/22	575	596
Cooperatieve Rabobank UA
3.95%, 11/9/22	1,340	1,425
Credit Suisse AG,
1.00%, 5/5/23	2,360	2,386
3.00%, 10/29/21	1,140	1,172

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Portfolio of Investments (cont'd)

Short Duration Income Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
DBS Group Holdings Ltd. 2.85%, 4/16/22 (a)	$360	$372
Deutsche Bank AG
4.25%, 2/4/21	650	657
Equitable Financial Life Global Funding
1.40%, 7/7/25 (a)	1,000	1,022
Goldman Sachs Group, Inc. (The),
3.50%, 1/23/25 — 4/1/25	2,950	3,249
3.63%, 1/22/23	1,275	1,364
Guardian Life Global Funding
2.90%, 5/6/24 (a)	1,200	1,294
HSBC Holdings PLC
3.95%, 5/18/24	2,240	2,397
Intercontinental Exchange, Inc.
0.70%, 6/15/23	1,420	1,425
JPMorgan Chase & Co.,
3.13%, 1/23/25	1,550	1,692
3.63%, 5/13/24	1,170	1,293
4.02%, 12/5/24	2,660	2,921
KeyBank NA
2.30%, 9/14/22	475	493
LeasePlan Corp.
2.88%, 10/24/24 (a)	1,275	1,317
Lloyds Banking Group PLC
1.33%, 6/15/23	2,575	2,591
Macquarie Bank Ltd.,
2.10%, 10/17/22 (a)	1,500	1,549
2.30%, 1/22/25 (a)	1,075	1,140
Metropolitan Life Global Funding I,
0.90%, 6/8/23 (a)	1,140	1,153
0.95%, 7/2/25 (a)	1,275	1,287
1.95%, 9/15/21 — 1/13/23 (a)	2,210	2,263
National Australia Bank Ltd.
1.88%, 12/13/22	950	982
National Bank of Canada,
0.90%, 8/15/23	1,810	1,818
2.10%, 2/1/23	1,485	1,536
National Securities Clearing Corp.
1.20%, 4/23/23 (a)	710	723
Nationwide Building Society,
2.00%, 1/27/23 (a)	2,030	2,090
3.62%, 4/26/23 (a)	1,600	1,663
New York Life Global Funding,
1.10%, 5/5/23 (a)	1,030	1,048
2.25%, 7/12/22 (a)	470	486
2.95%, 1/28/21 (a)	350	353
NongHyup Bank
1.25%, 7/20/25 (a)	690	697
Nordea Bank Abp
1.00%, 6/9/23 (a)	1,450	1,471
PACCAR Financial Corp.
2.65%, 5/10/22	1,175	1,218
	Face Amount (000)	Value (000)
People's United Financial, Inc. 3.65%, 12/6/22	$1,660	$1,754
Protective Life Global Funding,
2.70%, 11/25/20 (a)	525	527
3.10%, 4/15/24 (a)	1,225	1,323
Royal Bank of Canada
2.55%, 7/16/24	1,275	1,365
Santander UK Group Holdings PLC
4.80%, 11/15/24	1,200	1,323
Santander UK PLC
2.10%, 1/13/23	1,100	1,136
Skandinaviska Enskilda Banken AB,
2.20%, 12/12/22 (a)	700	725
3.05%, 3/25/22 (a)	1,230	1,277
Societe Generale SA
2.63%, 1/22/25 (a)	1,175	1,213
Standard Chartered PLC
2.74%, 9/10/22 (a)	1,775	1,804
Sumitomo Mitsui Financial Group, Inc.
2.35%, 1/15/25	3,360	3,543
Sumitomo Mitsui Trust Bank Ltd.
0.80%, 9/12/23 (a)	2,350	2,355
Suncorp-Metway Ltd.
2.38%, 11/9/20 (a)	670	671
Synchrony Financial
4.25%, 8/15/24	625	679
TD Ameritrade Holding Corp.
3.75%, 4/1/24	1,225	1,352
Truist Bank,
2.15%, 12/6/24	1,525	1,617
2.80%, 5/17/22	550	572
UBS AG
2.45%, 12/1/20 (a)	600	601
United Overseas Bank Ltd.
3.20%, 4/23/21 (a)	340	345
Wells Fargo & Co.,
1.65%, 6/2/24	650	663
3.07%, 1/24/23	1,900	1,960
Westpac Banking Corp.
2.00%, 1/13/23	680	705
		121,389
Industrials (33.7%)
AbbVie, Inc.
2.60%, 11/21/24 (a)	3,660	3,881
Alibaba Group Holding Ltd.
2.80%, 6/6/23	1,275	1,345
Alimentation Couche-Tard, Inc.
2.70%, 7/26/22 (a)	800	826
Altria Group, Inc.,
2.35%, 5/6/25	1,500	1,587
3.49%, 2/14/22	375	390
American Honda Finance Corp.
1.00%, 9/10/25	1,200	1,201

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Portfolio of Investments (cont'd)

Short Duration Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Amgen, Inc. 1.90%, 2/21/25	$1,350	$1,417
Amphenol Corp.
2.05%, 3/1/25	1,250	1,314
Anheuser-Busch InBev Worldwide, Inc.
4.15%, 1/23/25	2,340	2,650
Apple, Inc.
0.75%, 5/11/23	990	1,001
AT&T, Inc.
3.80%, 3/1/24	2,450	2,692
BAT International Finance PLC
3.25%, 6/7/22 (a)	2,000	2,085
Bayer US Finance II LLC
3.50%, 6/25/21 (a)	330	337
Bayer US Finance LLC
3.38%, 10/8/24 (a)	1,000	1,089
BMW US Capital LLC,
2.95%, 4/14/22 (a)	770	798
3.45%, 4/12/23 (a)	1,471	1,571
Boeing Co. (The)
4.51%, 5/1/23	1,660	1,752
BP Capital Markets America, Inc.
3.19%, 4/6/25	2,565	2,824
Bristol-Myers Squibb Co.
3.25%, 2/20/23	275	293
Canadian Natural Resources Ltd.
2.95%, 1/15/23	1,250	1,301
Caterpillar Financial Services Corp.
3.30%, 6/9/24	2,430	2,658
CC Holdings GS V LLC/Crown Castle GS III Corp.
3.85%, 4/15/23	1,225	1,320
Charter Communications Operating LLC/Charter Communications Operating Capital
4.91%, 7/23/25	850	984
Chevron Corp.
1.55%, 5/11/25	1,900	1,971
Crown Castle International Corp.
5.25%, 1/15/23	1,175	1,294
Cummins, Inc.
0.75%, 9/1/25	1,500	1,506
Daimler Finance North America LLC,
2.55%, 8/15/22 (a)	1,210	1,248
2.85%, 1/6/22 (a)	1,110	1,140
3.35%, 2/22/23 (a)	520	551
3.75%, 11/5/21 (a)	295	305
Dell International LLC/EMC Corp.
4.42%, 6/15/21 (a)	158	162
Deutsche Telekom International Finance BV
1.95%, 9/19/21 (a)	1,260	1,274
Diageo Capital PLC
2.13%, 10/24/24	1,350	1,433
	Face Amount (000)	Value (000)
DR Horton, Inc. 2.55%, 12/1/20	$480	$482
DuPont de Nemours, Inc.
2.17%, 5/1/23	1,670	1,688
Eaton Corp.
2.75%, 11/2/22	2,235	2,344
Enbridge, Inc.
2.50%, 1/15/25	750	790
Enterprise Products Operating LLC,
2.80%, 2/15/21	780	787
3.90%, 2/15/24	1,200	1,310
Fortune Brands Home & Security, Inc.
4.00%, 9/21/23	1,150	1,258
Fox Corp.
4.03%, 1/25/24	1,200	1,322
General Motors Financial Co., Inc.
3.95%, 4/13/24	1,250	1,324
Georgia-Pacific LLC
1.75%, 9/30/25 (a)	1,410	1,471
Gilead Sciences, Inc.
0.75%, 9/29/23	2,210	2,215
Glencore Funding LLC,
3.00%, 10/27/22 (a)	1,275	1,321
4.13%, 3/12/24 (a)	1,225	1,329
HCA, Inc.
5.00%, 3/15/24	1,600	1,794
Hyundai Capital America,
1.25%, 9/18/23 (a)	1,380	1,378
2.38%, 2/10/23 (a)	590	606
2.85%, 11/1/22 (a)	800	828
3.95%, 2/1/22 (a)	1,270	1,318
Imperial Brands Finance PLC
3.13%, 7/26/24 (a)	2,015	2,133
International Business Machines Corp.,
2.85%, 5/13/22	1,800	1,875
3.00%, 5/15/24	1,175	1,274
John Deere Capital Corp.,
0.70%, 7/5/23	710	719
3.45%, 1/10/24	1,225	1,341
Keurig Dr Pepper, Inc.
3.55%, 5/25/21	930	949
Kinder Morgan, Inc.
5.00%, 2/15/21 (a)	1,170	1,185
Las Vegas Sands Corp.
3.20%, 8/8/24	1,250	1,265
Lockheed Martin Corp.
2.50%, 11/23/20	90	90
Lowe's Cos., Inc.
3.13%, 9/15/24	1,230	1,339
Mondelez International Holdings Netherlands BV,
2.13%, 9/19/22 (a)	1,160	1,198
2.25%, 9/19/24 (a)	950	1,000

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Portfolio of Investments (cont'd)

Short Duration Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Mondelez International, Inc. 0.63%, 7/1/22	$1,270	$1,275
NetApp, Inc.
1.88%, 6/22/25	1,000	1,037
Nissan Motor Co. Ltd.
3.04%, 9/15/23 (a)	1,750	1,775
Northrop Grumman Corp.,
2.08%, 10/15/20	580	580
3.50%, 3/15/21	1,220	1,238
Nucor Corp.
2.00%, 6/1/25	975	1,019
NXP BV/NXP Funding LLC/NXP USA, Inc.
2.70%, 5/1/25 (a)	1,540	1,633
PACCAR Financial Corp.
0.80%, 6/8/23	380	383
PayPal Holdings, Inc.
2.40%, 10/1/24	1,300	1,379
PepsiCo,Inc.
0.75%, 5/1/23	630	637
Philip Morris International, Inc.,
1.13%, 5/1/23	550	559
2.63%, 3/6/23	1,700	1,786
Raytheon Technologies Corp.
2.80%, 3/15/22 (a)	1,275	1,315
Reckitt Benckiser Treasury Services PLC
2.38%, 6/24/22 (a)	1,620	1,669
Reynolds American, Inc.
4.00%, 6/12/22	1,625	1,713
Roper Technologies, Inc.
1.00%, 9/15/25	950	953
Royalty Pharma PLC
1.20%, 9/2/25 (a)	1,475	1,472
Sabine Pass Liquefaction LLC
5.63%, 4/15/23	1,320	1,447
Schlumberger Finance Canada Ltd.
2.20%, 11/20/20 (a)	410	411
Seven & i Holdings Co., Ltd.
3.35%, 9/17/21 (a)	1,750	1,794
Siemens Financieringsmaatschappij N.V.
3.25%, 5/27/25 (a)	1,500	1,668
Sky Ltd.
3.75%, 9/16/24 (a)	2,330	2,602
Starbucks Corp.
2.10%, 2/4/21	2,080	2,090
Takeda Pharmaceutical Co. Ltd.
4.00%, 11/26/21	725	753
Takeda Pharmaceutical Co., Ltd.
4.40%, 11/26/23	1,775	1,973
Toyota Motor Credit Corp.,
0.50%, 8/14/23	1,490	1,494
1.15%, 5/26/22	1,260	1,276
2.90%, 3/30/23	1,300	1,379
	Face Amount (000)	Value (000)
TSMC Global Ltd. 0.75%, 9/28/25 (a)	$1,575	$1,562
Union Pacific Corp.
3.50%, 6/8/23	1,225	1,321
Volkswagen Group of America Finance LLC,
2.70%, 9/26/22 (a)	1,420	1,473
3.88%, 11/13/20 (a)	755	758
Walt Disney Co. (The)
1.75%, 8/30/24	1,225	1,276
Williams Cos., Inc. (The)
4.30%, 3/4/24	1,330	1,456
		129,289
Utilities (4.5%)
Ameren Corp.
2.50%, 9/15/24	2,510	2,662
CenterPoint Energy, Inc.
2.50%, 9/1/24	1,500	1,597
DTE Energy Co.
0.55%, 11/1/22	1,710	1,710
DTE Energy Co.
2.25%, 11/1/22	1,800	1,862
Enel Finance International N.V.
4.63%, 9/14/25 (a)	1,380	1,596
FirstEnergy Corp.
2.05%, 3/1/25	625	636
NextEra Energy Capital Holdings, Inc.
2.40%, 9/1/21	1,550	1,580
NiSource, Inc.
0.95%, 8/15/25	1,550	1,551
Southern Co. (The)
2.95%, 7/1/23	1,260	1,341
WEC Energy Group, Inc.
0.55%, 9/15/23	2,840	2,847
		17,382
		268,538
Mortgages — Other (6.0%)
Bunker Hill Loan Depositary Trust
1.72%, 2/25/55 (a)(b)	869	880
Cascade Funding Mortgage Trust,
2.80%, 6/25/69 (a)(b)	650	652
4.00%, 10/25/68 (a)(b)	545	568
CFMT 2020-ABC1 LLC
1.94%, 9/25/50 (a)(b)	1,725	1,725
CHL Mortgage Pass-Through Trust
5.50%, 5/25/34	94	95
CIM Trust
3.00%, 4/25/57 (a)(b)	356	365
Federal Home Loan Mortgage Corporation
1 Month USD LIBOR + 1.20%, 1.35%, 10/25/29 (b)	51	51
FMC GMSR Issuer Trust
4.23%, 9/25/24 (a)(b)	900	883

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Portfolio of Investments (cont'd)

Short Duration Income Portfolio

	Face Amount (000)	Value (000)
Mortgages — Other (cont'd)
Galton Funding Mortgage Trust, 3.50%, 11/25/57 (a)(b)	$177	$179
4.00%, 2/25/59 (a)(b)	135	137
GCAT Trust
2.65%, 10/25/68 (a)(b)	471	491
Gosforth Funding PLC
3 Month USD LIBOR + 0.45%, 0.70%, 8/25/60 (a)(b)	178	178
Government National Mortgage Association,
1 Month USD LIBOR + 0.28%, 0.43%, 5/20/63 (b)	15	15
1 Month USD LIBOR + 0.45%, 0.60%, 5/20/62 (b)	2	2
1 Month USD LIBOR + 0.60%, 0.75%, 1/20/64 (b)	171	171
Headlands Residential LLC
3.97%, 6/25/24 (a)	200	202
Homeward Opportunities Fund Trust
3.23%, 8/25/25 (a)	1,200	1,203
Lanark Master Issuer PLC,
3 Month USD LIBOR + 0.42%, 0.68%, 12/22/69 (b)	450	450
3 Month USD LIBOR + 0.77%, 1.03%, 12/22/69 (a)(b)	358	359
2.28%, 12/22/69 (a)(b)	360	367
LHOME Mortgage Trust
3.23%, 10/25/24 (a)	235	236
New Residential Mortgage Loan Trust
3.23%, 8/25/60 (a)	205	206
New Residential Mortgage Loan Trust,
3.75%, 5/28/52 — 8/25/55 (a)(b)	235	255
4.00%, 9/25/57 (a)(b)	451	498
NRPL Trust
4.25%, 7/25/67 (a)	554	572
OBX Trust
4.00%, 7/25/58 (a)(b)	278	283
Oceanview Mortgage Loan Trust
1.73%, 5/28/50 (a)	900	902
Pepper Residential Securities Trust,
1 Month USD LIBOR + 0.88%, 1.03%, 1/16/60 (a)(b)	240	239
1 Month USD LIBOR + 0.93%, 1.08%, 3/12/61 (a)(b)	595	593
1 Month USD LIBOR + 0.95%, 1.10%, 8/18/60 (a)(b)	306	305
1 Month USD LIBOR + 1.00%, 1.16%, 6/20/60 (a)(b)	327	326
Preston Ridge Partners LLC
1.00%, 9/25/25	1,200	1,200
PRPM LLC,
3.50%, 10/25/24 (a)(b)	693	695
4.50%, 1/25/24 (a)	498	502
	Face Amount (000)	Value (000)
Resimac, Series 19-2A 1 Month USD LIBOR + 0.95%, 1.11%, 2/10/51 (a)(b)	$539	$538
RESIMAC Bastille Trust,
1 Month USD LIBOR + 0.85%, 1.00%, 12/5/59 (a)(b)	199	198
1 Month USD LIBOR + 0.93%, 1.08%, 9/5/57 (a)(b)	382	382
RMF Buyout Issuance Trust,
1.71%, 6/25/30 (a)(b)	632	634
2.16%, 2/25/30 (a)(b)	1,724	1,728
Seasoned Credit Risk Transfer Trust
3.00%, 2/25/59	814	869
Sequoia Mortgage Trust
1 Month USD LIBOR + 0.62%, 0.78%, 8/20/34 (b)	168	163
Silver Hill Trust
3.10%, 11/25/49 (a)(b)	1,146	1,169
TVC Mortgage Trust
3.47%, 9/25/24 (a)	300	306
Vista Point Securitization Trust
1.76%, 3/25/65 (a)(b)	1,154	1,163
		22,935
Sovereign (1.3%)
Corp. Andina de Fomento,
1.63%, 9/23/25	1,750	1,756
2.38%, 5/12/23	1,170	1,215
Korea Development Bank (The)
3.00%, 3/19/22	410	424
Korea National Oil Corp.
0.88%, 10/5/25 (a)(c)	1,680	1,674
		5,069
Total Fixed Income Securities (Cost $350,070)		354,918
	Shares
Investment Company (3.0%)
iShares Short-Term Corporate Bond ETF (Cost $11,547)	210,000	11,531
Short-Term Investments (5.0%)
Investment Company (2.4%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $9,160)9,159,604		9,160
	Face Amount (000)
U.S. Treasury Securities (2.3%)
U.S. Treasury Bill 0.16%, 1/28/21 (d)	$1,350	1,350
U.S. Treasury Notes
0.13%, 7/31/22	7,500	7,500
Total U.S. Treasury Securities (Cost $8,846)		8,850

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Portfolio of Investments (cont'd)

Short Duration Income Portfolio

	Face Amount (000)	Value (000)
Corporate Bond (0.3%)
Industrial (0.3%)
Marathon Petroleum Corp. 3.40%, 12/15/20 (Cost $1,278)	$1,275	$1,279
Total Short-Term Investments (Cost $19,284)		19,289
Total Investments (100.6%) (Cost $380,901) (e)(f)		385,738
Liabilities in Excess of Other Assets (–0.6%)		(2,271)
Net Assets (100.0%)		$383,467

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  Floating or variable rate securities: The rates disclosed are as of September 30, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(c)  When-issued security.

(d)  Rate shown is the yield to maturity at September 30, 2020.

(e)  Securities are available for collateral in connection with purchase of when-issued security and futures contracts.

(f)  At September 30, 2020, the aggregate cost for federal income tax purposes is approximately $380,798,000. The aggregate gross unrealized appreciation is approximately $5,800,000 and the aggregate gross unrealized depreciation is approximately $967,000, resulting in net unrealized appreciation of approximately $4,833,000.

@  Face Amount/Value is less than $500.

CMT  Constant Maturity Treasury Note Rate.

ETF  Exchange Traded Fund.

LIBOR  London Interbank Offered Rate.

MTN  Medium Term Note.

REMIC  Real Estate Mortgage Investment Conduit.

USD  United States Dollar.

Futures Contracts:

The Fund had the following futures contracts open at September 30, 2020:

	Number of Contracts	Expiration Date	Notional Amount (000)	Value (000)	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 2 yr. Note (United States)	505	Dec-20	$101,000	$111,585	$50
Short:
U.S. Treasury 5 yr. Note (United States)	724	Dec-20	(72,400)	(91,246)	(153)
					$(103)

Portfolio Composition

Classification	Percentage of Total Investments
Industrials	33.5%
Finance	31.5
Asset-Backed Securities	13.1
Other*	11.0
Mortgages — Other	5.9
Short-Term Investments	5.0
Total Investments	100.0	%**

*  Industries and/or investment types representing less than 5% of total investments.

**  Does not include open long/short futures contracts with a value of approximately $202,831,000 and net unrealized depreciation of approximately $103,000.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Short Duration Income Portfolio

Statement of Assets and Liabilities	September 30, 2020 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $371,741)	$376,578
Investment in Security of Affiliated Issuer, at Value (Cost $9,160)	9,160
Total Investments in Securities, at Value (Cost $380,901)	385,738
Receivable for Investments Sold	2,659
Receivable for Fund Shares Sold	2,192
Interest and Paydown Receivable	1,850
Receivable for Variation Margin on Futures Contracts	61
Due from Adviser	45
Receivable from Affiliate	—	@
Other Assets	77
Total Assets	392,622
Liabilities:
Payable for Investments Purchased	8,659
Payable for Fund Shares Redeemed	247
Payable for Professional Fees	72
Payable for Trustees' Fees and Expenses	41
Payable for Sub Transfer Agency Fees — Class I	25
Payable for Sub Transfer Agency Fees — Class A	14
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Shareholder Services Fees — Class A	27
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Administration Fees	23
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	1
Payable for Custodian Fees	4
Other Liabilities	39
Total Liabilities	9,155
Net Assets	$383,467
Net Assets Consist of:
Paid-in-Capital	$382,768
Total Distributable Earnings	699
Net Assets	$383,467

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Short Duration Income Portfolio

Statement of Assets and Liabilities (cont'd)	September 30, 2020 (000)
CLASS I:
Net Assets	$233,816
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	28,121,786
Net Asset Value, Offering and Redemption Price Per Share	$8.31
CLASS A:
Net Assets	$148,771
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	17,845,843
Net Asset Value, Redemption Price Per Share	$8.34
Maximum Sales Load	2.00%
Maximum Sales Charge	$0.17
Maximum Offering Price Per Share	$8.51
CLASS L:
Net Assets	$829
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	99,764
Net Asset Value, Offering and Redemption Price Per Share	$8.31
CLASS C:
Net Assets	$37
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	4,492
Net Asset Value, Offering and Redemption Price Per Share	$8.29
CLASS IS:
Net Assets	$14
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,679
Net Asset Value, Offering and Redemption Price Per Share	$8.32

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Short Duration Income Portfolio

Statement of Operations	Year Ended September 30, 2020 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $—@ of Foreign Taxes Withheld)	$6,363
Dividends from Security of Affiliated Issuer (Note G)	46
Dividends from Securities of Unaffiliated Issuers	10
Total Investment Income	6,419
Expenses:
Advisory Fees (Note B)	534
Shareholder Services Fees — Class A (Note D)	224
Distribution and Shareholder Services Fees — Class L (Note D)	4
Distribution and Shareholder Services Fees — Class C (Note D)	— @
Sub Transfer Agency Fees — Class I	146
Sub Transfer Agency Fees — Class A	68
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	— @
Administration Fees (Note C)	214
Professional Fees	174
Registration Fees	103
Shareholder Reporting Fees	57
Pricing Fees	35
Custodian Fees (Note F)	23
Transfer Agency Fees — Class I (Note E)	5
Transfer Agency Fees — Class A (Note E)	5
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Trustees' Fees and Expenses	10
Other Expenses	26
Total Expenses	1,634
Waiver of Advisory Fees (Note B)	(508)
Reimbursement of Class Specific Expenses — Class I (Note B)	(62)
Reimbursement of Class Specific Expenses — Class A (Note B)	(28)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(16)
Net Expenses	1,014
Net Investment Income	5,405
Realized Loss:
Investments Sold	(113)
Futures Contracts	(1,743)
Net Realized Loss	(1,856)
Change in Unrealized Appreciation (Depreciation):
Investments	3,173
Foreign Currency Translation	— @
Futures Contracts	133
Net Change in Unrealized Appreciation (Depreciation)	3,306
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	1,450
Net Increase in Net Assets Resulting from Operations	$6,855

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Short Duration Income Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2020 (000)	Year Ended September 30, 2019 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$5,405	$5,662
Net Realized Gain (Loss)	(1,856)	750
Net Change in Unrealized Appreciation (Depreciation)	3,306	2,470
Net Increase in Net Assets Resulting from Operations	6,855	8,882
Dividends and Distributions to Shareholders:
Class I	(4,012)	(3,777)
Class A	(1,778)	(1,635)
Class L	(15)	(13)
Class C	(— @)	(1)
Class IS	(1)	(— @)
Total Dividends and Distributions to Shareholders	(5,806)	(5,426)
Capital Share Transactions:(1)
Class I:
Subscribed	159,179	140,638
Distributions Reinvested	3,802	3,751
Redeemed	(104,693)	(90,693)
Class A:
Subscribed	92,883	33,774
Distributions Reinvested	1,770	1,622
Redeemed	(29,414)	(21,842)
Class L:
Exchanged	44	656
Distributions Reinvested	15	13
Redeemed	(32)	(270)
Class C:
Distributions Reinvested	— @	1
Redeemed	—	(16)
Class IS:
Subscribed	35	5
Distributions Reinvested	1	— @
Redeemed	(39)	(— @)
Net Increase in Net Assets Resulting from Capital Share Transactions	123,551	67,639
Total Increase in Net Assets	124,600	71,095
Net Assets:
Beginning of Period	258,867	187,772
End of Period	$383,467	$258,867

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Short Duration Income Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended September 30, 2020 (000)		Year Ended September 30, 2019 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	19,301		17,226
Shares Issued on Distributions Reinvested	463		460
Shares Redeemed	(12,867)		(11,081)
Net Increase in Class I Shares Outstanding	6,897		6,605
Class A:
Shares Subscribed	11,183		4,121
Shares Issued on Distributions Reinvested	215		198
Shares Redeemed	(3,611)		(2,670)
Net Increase in Class A Shares Outstanding	7,787		1,649
Class L:
Shares Exchanged	5		81
Shares Issued on Distributions Reinvested	2		2
Shares Redeemed	(4)		(34)
Net Increase in Class L Shares Outstanding	3		49
Class C:
Shares Issued on Distributions Reinvested	—	@@	— @@
Shares Redeemed	—		(2)
Net Increase (Decrease) in Class C Shares Outstanding	—	@@	(2)
Class IS:
Shares Subscribed	5		1
Shares Issued on Distributions Reinvested	—	@@	— @@
Shares Redeemed	(5)		(— @@)
Net Increase (Decrease) in Class IS Shares Outstanding	(—	@@)	1

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Financial Highlights

Short Duration Income Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$8.24		$8.13		$8.15		$8.12		$7.71
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.17		0.21		0.17		0.16		0.15
Net Realized and Unrealized Gain (Loss)	0.09		0.10		(0.03)		0.02		0.41
Total from Investment Operations	0.26		0.31		0.14		0.18		0.56
Distributions from and/or in Excess of:
Net Investment Income	(0.19)		(0.20)		(0.16)		(0.15)		(0.15)
Net Asset Value, End of Period	$8.31		$8.24		$8.13		$8.15		$8.12
Total Return(3)	3.20%		3.93	%(4)	1.79	%(5)	2.29	%(6)	7.43	%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$233,816		$174,909		$118,810		$103,131		$98,603
Ratio of Expenses Before Expense Limitation	0.53%		0.49%		0.50%		0.53%		0.65%
Ratio of Expenses After Expense Limitation	0.29	%(8)	0.30	%(8)	0.28	%(8)	0.30	%(8)	0.36	%(8)(9)
Ratio of Net Investment Income	2.12	%(8)	2.55	%(8)	2.13	%(8)	1.92	%(8)	1.97	%(8)(9)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.00	%(10)	0.00	%(10)	0.00	%(10)	0.00	%(10)
Portfolio Turnover Rate	74%		64%		40%		43%		66%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Performance was positively impacted by approximately 0.13% due to the receipt of proceeds from the settlement of a class action suit involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class I shares would have been approximately 3.80%.

(5)  Performance was positively impacted by approximately 0.25% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 1.54%.

(6)  Performance was positively impacted by approximately 0.51% due to the receipt of proceeds from the settlement of a class action suit involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class I shares would have been approximately 1.78%.

(7)  Performance was positively impacted by approximately 5.97% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 1.46%.

(8)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(9)  Effective January 11, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.30% for Class I shares. Prior to January 11, 2016, the maximum ratio was 0.53% for Class I shares.

(10)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Financial Highlights

Short Duration Income Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$8.26		$8.15		$8.17		$8.13		$7.72
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.15		0.19		0.15		0.14		0.14
Net Realized and Unrealized Gain (Loss)	0.10		0.10		(0.03)		0.03		0.40
Total from Investment Operations	0.25		0.29		0.12		0.17		0.54
Distributions from and/or in Excess of:
Net Investment Income	(0.17)		(0.18)		(0.14)		(0.13)		(0.13)
Net Asset Value, End of Period	$8.34		$8.26		$8.15		$8.17		$8.13
Total Return(3)	3.06%		3.66	%(4)	1.51	%(5)	2.15	%(6)	7.15	%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$148,771		$83,111		$68,517		$82,157		$66,821
Ratio of Expenses Before Expense Limitation	0.77%		0.76%		0.80%		0.80%		0.80%
Ratio of Expenses After Expense Limitation	0.54	%(8)	0.55	%(8)	0.55	%(8)	0.55	%(8)	0.52	%(8)(9)
Ratio of Net Investment Income	1.85	%(8)	2.30	%(8)	1.85	%(8)	1.66	%(8)	1.83	%(8)(9)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.00	%(10)	0.00	%(10)	0.00	%(10)	0.00	%(10)
Portfolio Turnover Rate	74%		64%		40%		43%		66%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  Performance was positively impacted by approximately 0.13% due to the receipt of proceeds from the settlement of a class action suit involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class A shares would have been approximately 3.53%.

(5)  Performance was positively impacted by approximately 0.25% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class A shares would have been approximately 1.26%.

(6)  Performance was positively impacted by approximately 0.50% due to the receipt of proceeds from the settlement of a class action suit involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class A shares would have been approximately 1.65%.

(7)  Performance was positively impacted by approximately 5.94% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class A shares would have been approximately 1.21%.

(8)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(9)  Effective January 11, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.55% for Class A shares. Prior to January 11, 2016, the maximum ratio was 0.88% for Class A shares.

(10)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Financial Highlights

Short Duration Income Portfolio

	Class L
	Year Ended September 30,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$8.24		$8.12		$8.15		$8.11		$7.70
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.13		0.17		0.13		0.11		0.11
Net Realized and Unrealized Gain (Loss)	0.09		0.11		(0.04)		0.04		0.41
Total from Investment Operations	0.22		0.28		0.09		0.15		0.52
Distributions from and/or in Excess of:
Net Investment Income	(0.15)		(0.16)		(0.12)		(0.11)		(0.11)
Net Asset Value, End of Period	$8.31		$8.24		$8.12		$8.15		$8.11
Total Return(3)	2.69%		3.52	%(4)	1.14	%(5)	1.90	%(6)	6.79	%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$829		$795		$382		$410		$403
Ratio of Expenses Before Expense Limitation	1.26%		1.25%		1.52%		1.70%		1.83%
Ratio of Expenses After Expense Limitation	0.79	%(8)	0.80	%(8)	0.80	%(8)	0.80	%(8)	0.92	%(8)(9)
Ratio of Net Investment Income	1.64	%(8)	2.07	%(8)	1.61	%(8)	1.41	%(8)	1.42	%(8)(9)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.00	%(10)	0.00	%(10)	0.00	%(10)	0.00	%(10)
Portfolio Turnover Rate	74%		64%		40%		43%		66%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Performance was positively impacted by approximately 0.13% due to the receipt of proceeds from the settlement of a class action suit involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class L shares would have been approximately 3.39%.

(5)  Performance was positively impacted by approximately 0.25% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class L shares would have been approximately 0.89%.

(6)  Performance was positively impacted by approximately 0.51% due to the receipt of proceeds from the settlement of a class action suit involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class L shares would have been approximately 1.39%.

(7)  Performance was positively impacted by approximately 5.92% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class L shares would have been approximately 0.87%.

(8)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(9)  Effective January 11, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.80% for Class L shares. Prior to January 11, 2016, the maximum ratio was1.23% for Class L shares.

(10)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Financial Highlights

Short Duration Income Portfolio

	Class C
	Year Ended September 30,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$8.22		$8.10		$8.13		$8.09		$7.69
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.09		0.13		0.09		0.07		0.07
Net Realized and Unrealized Gain (Loss)	0.09		0.11		(0.04)		0.04		0.41
Total from Investment Operations	0.18		0.24		0.05		0.11		0.48
Distributions from and/or in Excess of:
Net Investment Income	(0.11)		(0.12)		(0.08)		(0.07)		(0.08)
Net Asset Value, End of Period	$8.29		$8.22		$8.10		$8.13		$8.09
Total Return(3)	2.16%		3.01	%(4)	0.64	%(5)	1.34	%(6)	6.24	%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$37		$36		$52		$52		$95
Ratio of Expenses Before Expense Limitation	7.65%		6.34%		5.69%		4.92%		3.95%
Ratio of Expenses After Expense Limitation	1.29	%(8)	1.30	%(8)	1.30	%(8)	1.30	%(8)	1.39	%(8)(9)
Ratio of Net Investment Income	1.14	%(8)	1.55	%(8)	1.11	%(8)	0.85	%(8)	0.93	%(8)(9)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.00	%(10)	0.00	%(10)	0.00	%(10)	0.00	%(10)
Portfolio Turnover Rate	74%		64%		40%		43%		66%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  Performance was positively impacted by approximately 0.13% due to the receipt of proceeds from the settlement of a class action suit involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class C shares would have been approximately 2.88%.

(5)  Performance was positively impacted by approximately 0.25% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class C shares would have been approximately 0.39%.

(6)  Performance was positively impacted by approximately 0.50% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class C shares would have been approximately 0.84%.

(7)  Performance was positively impacted by approximately 5.77% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class C shares would have been approximately 0.47%.

(8)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(9)  Effective January 11, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.30% for Class C shares. Prior to January 11, 2016, the maximum ratio was 1.63% for Class C shares.

(10)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Financial Highlights

Short Duration Income Portfolio

	Class IS
	Year Ended September 30,								Period from January 11, 2016(2) to
Selected Per Share Data and Ratios	2020		2019		2018		2017		September 30, 2016(1)
Net Asset Value, Beginning of Period	$8.24		$8.13		$8.15		$8.11		$7.65
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.18		0.21		0.18		0.16		0.17
Net Realized and Unrealized Gain (Loss)	0.09		0.11		(0.03)		0.04		0.39
Total from Investment Operations	0.27		0.32		0.15		0.20		0.56
Distributions from and/or in Excess of:
Net Investment Income	(0.19)		(0.21)		(0.17)		(0.16)		(0.10)
Net Asset Value, End of Period	$8.32		$8.24		$8.13		$8.15		$8.11
Total Return(4)	3.37%		3.98	%(5)	1.83	%(6)	2.46	%(7)	7.42	%(8)(11)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$14		$16		$11		$11		$11
Ratio of Expenses Before Expense Limitation	12.15%		17.44%		18.54%		16.24%		17.12	%(12)
Ratio of Expenses After Expense Limitation	0.24	%(9)	0.24	%(9)	0.25	%(9)	0.25	%(9)	0.25	%(9)(12)
Ratio of Net Investment Income	2.21	%(9)	2.61	%(9)	2.16	%(9)	1.96	%(9)	2.20	%(9)(12)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.00	%(10)	0.00	%(10)	0.00	%(10)	0.00	%(10)(12)
Portfolio Turnover Rate	74%		64%		40%		43%		66	%(11)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Performance was positively impacted by approximately 0.13% due to the receipt of proceeds from the settlement of a class action suit involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class IS shares would have been approximately 3.85%.

(6)  Performance was positively impacted by approximately 0.25% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class IS shares would have been approximately 1.58%.

(7)  Performance was positively impacted by approximately 0.51% due to the receipt of proceeds from the settlement of a class action suit involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class IS shares would have been approximately 1.95%.

(8)  Performance was positively impacted by approximately 5.96% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class IS shares would have been approximately 1.46%.

(9)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(10)  Amount is less than 0.005%.

(11)  Not annualized.

(12)  Annualized.

The accompanying notes are an integral part of the financial statements.
24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("Trust'') is registered under the Investment Company Act of 1940, as amended (the "Act''), as an open-end management investment company. The Trust is comprised of twelve separate, active funds (individually referred to as a "Fund," collectively as the "Funds"). The Trust applies investment company accounting and reporting guidance. All Funds are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Short Duration Income Portfolio. The Fund seeks above-average total return over a market cycle of three to five years. The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS.

The Fund has suspended offering Class L and Class C shares to all investors. Class L and Class C shareholders of the Fund do not have the option of purchasing additional Class L and Class C shares, respectively. However, existing Class L and Class C shareholders may invest in additional Class L and Class C shares through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In March 2017, the Financial Accounting Standards Board ("FASB") issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be accreted to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The adoption resulted in a change in accounting principle, since the Fund had historically amortized such premiums to maturity for U.S. GAAP. Accordingly, the Fund has adopted ASU 2017-08 to amend the premium amortization period for certain purchased callable debt securities with non-contingent call features to the earliest call date. It is impracticable to evaluate the effect on individual prior periods, therefore the Fund applied the amendments on a modified retrospective basis by recognizing a cumulative effect adjustment that decreased the beginning of period cost of investments and increased the unrealized appreciation on investments of approximately $3,000.

This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on total accumulated earnings (loss) or the net asset value of the Fund. With respect to the Fund's results of operations, amortization of premium to first call date accelerates amortization with the intent of more closely aligning the recognition of income on such bonds with the economics of the instrument.

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting ("ASU 2020-04"), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate ("LIBOR") and other IBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (2) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (3) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Trust's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2020:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgages	$—	$904	$—	$904
Agency Bond — Consumer Discretionary (U.S. Government Guaranteed)	—	297	—	297
Agency Fixed Rate Mortgages	—	1,275	—	1,275
Asset-Backed Securities	—	50,416	—	50,416
Collateralized Mortgage Obligations — Agency Collateral Series	—	1,023	—	1,023
Commercial Mortgage-Backed Securities	—	4,461	—	4,461
Corporate Bonds	—	268,538	—	268,538
Mortgages — Other	—	22,935	—	22,935
Sovereign	—	5,069	—	5,069
Total Fixed Income Securities	—	354,918	—	354,918
Investment Company	11,531	—	—	11,531
Short-Term Investments
Corporate Bond	—	1,279	—	1,279
Investment Company	9,160	—	—	9,160
U.S. Treasury Securities	—	8,850	—	8,850
Total Short-Term Investments	9,160	10,129	—	19,289
Futures Contracts	50	—	—	50
Total Assets	20,741	365,047	—	385,788
Liabilities:
Futures Contracts	(153)	—	—	(153)
Total	$20,588	$365,047	$—	$385,635

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of September 30, 2020:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Futures Contract	Variation Margin on Futures Contract	Interest Rate Risk	$50	(a)
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Futures Contract	Variation Margin on Futures Contract	Interest Rate Risk	$(153	)(a)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2020 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Interest Rate Risk	Futures Contracts	$(1,743)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Interest Rate Risk	Futures Contracts	$133

For the year ended September 30, 2020, the approximate average monthly amount outstanding for each derivative type is as follows:

Futures Contracts:
Average monthly notional value	$157,935,000

5.  When-Issued/Delayed Delivery Securities: The Fund purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

6.  Indemnifications: The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.20% of the average daily net assets of the Fund.

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.30% for Class I shares, 0.55% for Class A shares, 0.80% for Class L shares, 1.30% for Class C shares and 0.25% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended September 30, 2020, approximately $508,000 of advisory fees were waived and approximately $96,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Trust's Distributor of Fund shares pursuant to a Distribution Agreement. The Trust has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services

Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Trust's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Trust pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust.

Morgan Stanley Services Company Inc. serves as Co-Transfer Agent and provides certain transfer agency services to the Fund with respect to certain direct transactions with the Fund.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2020, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $303,448,000 and $175,180,000, respectively. For the year ended September 30, 2020, purchases and sales of long-term U.S. Government securities were approximately $5,286,000 and $12,926,000, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended September 30, 2020, advisory fees paid were reduced by approximately $16,000 relating to the Fund's investment in the Liquidity Funds.

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

A summary of the Fund's transactions in shares of affiliated investments during the year ended September 30, 2020 is as follows:

Affiliated Investment Company	Value September 30, 2019 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$10,033	$215,844	$216,717	$46
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value September 30, 2020 (000)
Liquidity Funds	$—	$—	$9,160

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended September 30, 2020, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended September 30, 2020 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2020 and 2019 was as follows:

2020 Distributions Paid From: Ordinary Income (000)	2019 Distributions Paid From: Ordinary Income (000)
$5,806	$5,426

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, due to tax adjustments on callable bonds, resulted in the following reclassifications among the components of net assets at September 30, 2020:

Total Distributable Earnings (000)	Paid-in- Capital (000)
$34	$(34)

At September 30, 2020, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$694	$—

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

At September 30, 2020, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $1,728,000 and $3,046,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Trust and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended September 30, 2020, the Fund did not have any borrowings under the Facility.

J. Other: At September 30, 2020, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 67.2%.

K. Market Risk: Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

L. LIBOR Risk: The Fund's investments, payment obligations and financing terms may be based on floating rates, such as London Interbank Offer Rate ("LIBOR"), Euro Interbank Offered Rate and other similar types of reference rates (each, a "Reference Rate"). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings from each other within certain financial markets. On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority ("FCA"), which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after the end of 2021. This announcement and any additional regulatory or market changes may have an adverse impact on the Fund or its investments.

In advance of 2022, regulators and market participants are currently engaged in identifying successor Reference Rates ("Alternative Reference Rates"). Additionally, prior to the end of 2021, it is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to the Fund. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of Alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by the Fund or on its overall financial condition or results of operations.

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Short Duration Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Short Duration Income Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund Trust (the "Trust")), including the portfolio of investments, as of September 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund Trust) at September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
November 24, 2020

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2019, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the three- and five-year periods but below its peer group average for the one-year period. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's performance, management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

As part of the Board's review, the Board received information from management on the impact of COVID-19 on the firm generally and the Adviser and the Fund in particular including, among other information, the pandemic's current and expected impact on the Fund's performance and operations.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Trustees (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on April 22-23, 2020, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from December 1, 2018, through December 31, 2019, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

38

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992- July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; Formerly, Director of BP p.l.c. (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1953	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1955	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

39

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1957	Trustee	Since January 2015	Chairman, Opus Capital Group (since January 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008); Member, Service Provider Committee (2005-2008) and Director of Best Transport (2006-2019).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); Director, Rubicorn Investments (since February 2019); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	87	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
40

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1958	Trustee	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1960	Trustee	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1947	Chair of the Board and Trustee	Chair of the Boards since August 2020 and Trustee since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Chairperson of the Governance Committee; Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2019) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

41

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

42

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Co-Transfer Agent

Morgan Stanley Services Company, Inc.
522 Fifth Avenue
New York, New York 10036

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. However, the holdings for each money market fund are posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund Trust, which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

43

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2020 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTLDANN
3298830 EXP 11.30.21

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Strategic Income Portfolio

Annual Report

September 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	8
Statement of Assets and Liabilities	14
Statement of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	33
Investment Advisory Agreement Approval	34
Liquidity Risk Management Program	36
Privacy Notice	37
Trustee and Officer Information	39

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Strategic Income Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2020

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Expense Example (unaudited)

Strategic Income Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2020 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/20	Actual Ending Account Value 9/30/20	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Strategic Income Portfolio Class I	$1,000.00	$1,134.10	$1,022.05	$3.15	$2.98	0.59%
Strategic Income Portfolio Class A	1,000.00	1,132.10	1,020.25	5.06	4.80	0.95
Strategic Income Portfolio Class C	1,000.00	1,127.40	1,016.50	9.04	8.57	1.70
Strategic Income Portfolio Class IS	1,000.00	1,132.90	1,022.15	3.04	2.88	0.57

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 183/366 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Investment Overview (unaudited)

Strategic Income Portfolio

The Fund seeks to maximize current income consistent with the preservation of capital.

Performance

For the fiscal year ended September 30, 2020, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 0.98%, net of fees. The Fund's Class I shares underperformed against the Fund's benchmark, the Bloomberg Barclays U.S. Aggregate Index, which returned 6.98%. Effective October 1, 2019, the Fund's primary benchmark changed to Bloomberg Barclays U.S. Aggregate Index because the Adviser believes the Bloomberg Barclays U.S. Aggregate Index is a more appropriate benchmark for the Fund's new investment objective and principal investment strategies also effective as of that date.i

Factors Affecting Performance

•  The positive total return was driven by macro decisions, notably the long duration position in the U.S. Over the past year, the Fund has held a positive duration between 2.2 and 3.1 years, which helped in February and March 2020 when the 10-year U.S. Treasury yield fell 120 basis points (bps). Since then, Treasury rates have remained relatively range-bound between 60 and 80 bps.

•  We expect rates to stay low, especially in the front end of the yield curve, for quite some time. In August 2020, the Federal Reserve (Fed) made the unprecedented, but widely expected, decision to revise its inflation strategy to achieve 2% inflation over time by allowing for intentional overshoots of the 2% target — called "flexible average inflation targeting." This revised framework implies that the Fed will not raise interest rates against a tight labor market without significant evidence of inflation.

•  The largest detractors from performance were the allocation to securitized credit, as well as the high yield and investment grade corporate bond exposure.

•  The allocation to securitized credit is composed of non-agency residential mortgage-backed securities (RMBS), asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS), with a bias to own housing credit. While this allocation has been the Fund's best performer over the past couple of months, the losses from the first quarter of 2020, when the pandemic led to a significant widening in risk assets, have not been fully recouped. The housing market has been resilient during the pandemic. As of September 30, 2020, the mortgage delinquency rate is at roughly 17%, well below the rate we saw in the 2008 financial crisis.ii

•  We have slowly reduced securitized credit risk, as spreads have recovered significantly but conditions have not substantially improved.

•  The allocation to high yield and investment grade corporate bonds shows a similar story. Although spreads have tightened significantly following the significant widening in the first quarter of 2020, the allocation has still not recouped the losses.

Management Strategies

•  Global growth is expected to contract in 2020 as COVID-19 has resulted in deep recessions across economies globally. The pace of the economic recovery appears to be slowing, as the support from pent-up demand fades and economies have to deal with renewed lockdowns as infection rates start to increase once again. While economic data in general continues to be better than expected, it seems unlikely that the current pace of upside surprises can be sustained. Many of the geopolitical risks that have troubled investors in the past — U.S.-China tensions, deadlock over renewed U.S. fiscal stimulus measures, Brexit, tensions between Russia and Europe — persist.

•  Corporate credit spreads have largely recovered to pre-pandemic levels as a result of the Fed's purchases of high yield and investment grade corporate exchange-traded funds. However, this good news is increasingly factored into prices, with credit spreads at, or below, their long-term averages in spite of the still challenging economic outlook, therefore offering investors yield advantage but limited capital gain potential. We remain long

i  Effective October 1, 2019, the Fund's investment objective changed to: "The Fund seeks to maximize current income consistent with the preservation of capital." In addition, effective as of the same date, the Fund's investment process, which currently incorporates information about ESG issues via an integrated approach within the portfolio management team's fundamental investment analysis framework, transitioned to an investment process that utilizes ESG factors as fundamental drivers of credit risk and, in turn, a bond's return. Please refer to the Fund's prospectus dated January 28, 2020 for additional information.

ii  Source: Morgan Stanley Research

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Investment Overview (unaudited) (cont'd)

Strategic Income Portfolio

credit risk, as our base case reflects the consensus view that COVID-19 is transitory and monetary policy will remain credit risk friendly, likely driving spreads tighter in the medium term. The strong market rally experienced over recent months makes positioning sensitive to valuations and technicals of supply and demand. Within high yield corporate debt, we expect to see a meaningful increase in overall defaults in the coming year due to a significantly weaker economy stemming from the outbreak, as well as stress in the energy sector. However, with a significant reduction in default activity over the last two months and a far quicker recovery from the COVID-19 shock than initially anticipated, we expect default rates to be a more muted 6% to 8%, as opposed to the 10% to 12% initially forecasted. While we remain cautiously optimistic that developments could lead to even tighter spreads by year-end or in 2021, we expect some near-term volatility as we approach the November election.

•  In the securitized assets sector, we remain cautiously optimistic as U.S. economic conditions remain weak, with jobless claims exceeding 60 million since March 2020 and COVID-19 infection rates continue to surge throughout the U.S. and Europe.iii While positive developments on potential vaccines and treatments continue to be made, with several vaccines undergoing large-scale third-stage trials, realistically, any vaccine-related recovery likely remains a 2021 potential event.

•  U.S. non-agency mortgage-backed securities (MBS) valuations are mixed; newly originated, or 2.0 non-agency MBS, look expensive at current valuations, but attractive opportunities exist in legacy non-agency RMBS, non-performing loans and other non-traditional RMBS. We expect the U.S. housing market to remain stable and non-agency RMBS to continue to perform relatively well from a credit perspective in the fourth quarter of 2020.

•  U.S. ABS such as auto loans, credit cards and consumer loans have performed reasonably well during the pandemic. In fact, some securities, such as prime auto loans, have fully recovered to January 2020 levels. We have taken profits on those positions. The bonds' fundamentals look strong, but risks are higher, and we believe spreads should reflect that.

•  CMBS backed by hotels, retail shopping centers and aircraft ABS continue to lag behind sectors less impacted by the pandemic. Our largest allocation within CMBS is to multi-family housing and apartments. Single-family rentals are nearly back to pre-pandemic levels, and there is continued demand from people moving out of cities to the suburbs.

•  We remain cautiously constructive on emerging markets debt in the near term on the back of loose monetary policy in the developed world, recently boosted by the Fed's new strategy of average inflation targeting. We believe lower real yields in the U.S. and the resulting weaker dollar should be supportive of emerging markets fixed income, particularly in the high yield segment and currencies. Positive headlines on new vaccines and treatments for COVID-19 could also lift sentiment further. However, several macro risks persist such as heightened U.S.-China tensions (trade and technology issues/geopolitics), which are inflamed by the proximity of U.S. elections, and geopolitical conflicts elsewhere (India-China, potential sanctions against Russia/Belarus) weighing on risk sentiment.

iii  Source: U.S. Department of Labor

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Investment Overview (unaudited) (cont'd)

Strategic Income Portfolio

*  Minimum Investment

**  Commenced operations on December 30, 2014.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class C and Class IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (where applicable).

Performance Compared to the Bloomberg Barclays U.S. Aggregate Index(1), the Strategic Income Blended Index(2) and the Lipper Alternative Credit Focus Funds Index(3)

	Period Ended September 30, 2020 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Fund — Class I Shares w/o sales charges(5)	0.98%	3.70%	—	2.96%
Fund — Class A Shares w/o sales charges(5)	0.62	3.33	—	2.61
Fund — Class A Shares with maximum 3.25% sales charges(5)	–2.66	2.64	—	2.01
Fund — Class C Shares w/o sales charges(6)	–0.13	2.58	—	1.86
Fund — Class C Shares with maximum 1.00% deferred sales charges(6)	–1.11	2.58	—	1.86
Fund — Class IS Shares w/o sales charges(5)	0.89	3.75	—	3.01
Bloomberg Barclays U.S. Aggregate Index	6.98	4.18	—	3.84
Strategic Income Blended Index	6.82	2.32	—	2.02
Lipper Alternative Credit Focus Funds Index	0.47	2.64	—	2.04

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The Bloomberg Barclays U.S. Aggregate Index tracks the performance of U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Strategic Income Blended Index is a performance linked benchmark of the old and new benchmark of the Fund. The old benchmark represented by ICE BofA 3-Month U.S. Treasury Bill Index (benchmark that tracks the performance of U.S. Treasury bills with a remaining maturity of three months) from Fund's inception to September 30, 2019 and the new benchmark represented by Bloomberg Barclays U.S. Aggregate Index for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Investment Overview (unaudited) (cont'd)

Strategic Income Portfolio

(3)  The Lipper Alternative Credit Focus Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Alternative Credit Focus Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Alternative Credit Focus Funds classification.

(4)  Total returns for the Fund reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(5)  Commenced operations on December 30, 2014.

(6)  Commenced offering on April 30, 2015.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Indexes.

7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Portfolio of Investments

Strategic Income Portfolio

	Face Amount (000)		Value (000)
Fixed Income Securities (97.6%)
Asset-Backed Securities (31.7%)
Aegis Asset Backed Securities Trust Mortgage Pass-Through Certificates,
1 Month USD LIBOR + 1.73%, 1.87%, 10/25/34 (a)		$39	$38
American Homes 4 Rent Trust,
5.64%, 4/17/52 (b)		100	111
Ameriquest Mortgage Securities, Inc.,
1 Month USD LIBOR + 2.10%, 2.25%, 5/25/34 (a)		222	224
AMSR Trust,
3.87%, 1/19/39 (a)(b)		200	201
Bayview Financial Revolving Asset Trust,
1 Month USD LIBOR + 0.93%, 1.07%, 2/28/40 (a)(b)		116	109
BCMSC Trust,
7.51%, 1/15/29 (a)		123	118
Cascade Funding Mortgage Trust,
3.40%, 4/25/30 (a)(b)		83	84
4.49%, 12/25/29 (a)(b)		205	163
CFMT 2020-HB3 LLC,
4.08%, 5/25/30 (a)(b)		200	202
Chase Funding Loan Acquisition Trust,
5.50%, 8/25/34		29	30
Conn's Receivables Funding LLC,
3.62%, 6/17/24 (b)		100	99
4.60%, 6/17/24 (b)		400	393
Consumer Loan Underlying Bond Credit Trust,
3.48%, 12/15/26 (b)		100	101
Credit-Based Asset Servicing & Securitization LLC,
1 Month USD LIBOR + 0.75%, 0.90%, 2/25/33 (a)		59	57
1 Month USD LIBOR + 1.46%, 1.60%, 5/25/32 (a)		33	34
DT Auto Owner Trust,
5.33%, 11/17/25 (b)		100	104
ECAF I Ltd.,
4.95%, 6/15/40 (b)		235	211
EquiFirst Mortgage Loan Trust,
1 Month USD LIBOR + 2.18%, 2.32%, 10/25/34 (a)		44	45
European Residential Loan Securitisation,
1 Month EURIBOR + 2.00%, 1.47%, 7/24/54 (a)	EUR	232	245
Falcon Aerospace Ltd.,
3.60%, 9/15/39 (b)		$200	185
Finance of America HECM Buyout,
2.72%, 2/25/30 (a)(b)		200	182
3.09%, 7/25/30 (a)(b)		100	101
3.50%, 12/27/49 (b)		200	202
	Face Amount (000)		Value (000)
Financial Asset Securities Corp.,
1 Month USD LIBOR + 0.38%, 0.53%, 2/27/35 (a)(b)		$19	$18
FREED ABS Trust,
3.19%, 11/18/26 (b)		100	99
Goodgreen Trust,
2.63%, 4/15/55 (b)		200	202
GSAA Home Equity Trust,
6.00%, 11/25/36		23	13
GSAMP Trust,
1 Month USD LIBOR + 0.32%, 0.47%, 3/25/46 (a)		100	98
Home Partners of America Trust,
1 Month USD LIBOR + 2.65%, 2.80%, 7/17/34 (a)(b)		100	101
3.60%, 9/17/39 (b)		96	93
Invitation Homes Trust,
1 Month USD LIBOR + 2.20%, 2.35%, 1/17/38 (a)(b)		252	252
Loanpal Solar Loan 2020-2 Ltd.,
2.75%, 7/20/47 (b)		194	199
MACH 1 Cayman Ltd.,
3.47%, 10/15/39 (b)		232	213
MFA LLC,
4.16%, 7/25/48 (b)		110	110
Mosaic Solar Loan Trust,
2.10%, 4/20/46 (b)		190	195
Nationstar Home Equity Loan Trust,
1 Month USD LIBOR + 0.25%, 0.40%, 4/25/37 (a)		8	8
Newday Funding PLC,
1 Month GBP LIBOR + 2.40%, 2.46%, 9/15/27 (a)(b)	GBP	100	126
Newtek Small Business Loan Trust,
1 Month USD LIBOR + 1.70%, 1.85%, 2/25/44 (a)(b)		$141	138
NRZ Excess Spread-Collateralized Notes,
5.44%, 6/25/25 (b)		92	93
OnDeck Asset Securitization Trust II LLC,
3.14%, 11/18/24 (b)		200	190
Ownit Mortgage Loan Trust,
1 Month USD LIBOR + 0.27%, 0.42%, 3/25/37 (a)		47	46
PNMAC GMSR Issuer Trust,
1 Month USD LIBOR + 2.65%, 2.80%, 8/25/25 (a)(b)		200	193
1 Month USD LIBOR + 2.85%, 3.00%, 2/25/23 (a)(b)		250	246
Progress Residential Trust,
3.68%, 10/17/36 (b)		200	205
4.38%, 3/17/35 (b)		100	102
Prosper Marketplace Issuance Trust,
5.50%, 10/15/24 (b)		100	99

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Portfolio of Investments (cont'd)

Strategic Income Portfolio

	Face Amount (000)		Value (000)
Asset-Backed Securities (cont'd)
ReadyCap Lending Small Business Loan Trust,
Daily U.S. Prime Rate –0.50%, 2.75%, 12/27/44 (a)(b)		$83	$77
Republic FInance Issuance Trust,
3.93%, 11/22/27 (b)		100	99
SFS Asset Securitization LLC,
4.24%, 6/10/25 (b)		153	153
Skopos Auto Receivables Trust,
3.63%, 9/16/24 (b)		100	102
SLM Student Loan Trust,
3 Month EURIBOR + 0.55%, 0.10%, 1/25/40 (a)	EUR	300	313
Small Business Origination Loan Trust,
3.85%, 12/15/27 (a)	GBP	72	51
Sprite Ltd.,
4.25%, 12/15/37 (b)		$161	147
Stanwich Mortgage Loan Trust,
3.48%, 11/16/24 (b)		209	208
START Ireland,
4.09%, 3/15/44 (b)		165	155
Tricon American Homes Trust,
5.10%, 1/17/36 (b)		200	208
5.77%, 11/17/33 (b)		200	199
Truman Capital Mortgage Loan Trust,
1 Month USD LIBOR + 2.55%, 2.70%, 1/25/34 (a)(b)		33	33
1 Month USD LIBOR + 2.78%, 2.95%, 11/25/31 (a)(b)		36	35
Upgrade Receivables Trust,
3.51%, 10/15/25 (b)		100	101
VCAT LLC,
3.57%, 11/25/49 (a)(b)		83	83
			8,242
Collateralized Mortgage Obligation — Agency Collateral Series (0.0%)
Government National Mortgage Association, IO
0.77%, 8/20/58 (a)		306	7
Commercial Mortgage-Backed Securities (4.8%)
BX Trust,
1 Month USD LIBOR + 3.15%, 3.30%, 7/15/34 (a)(b)		85	84
GS Mortgage Securities Corp. Trust,
1 Month USD LIBOR + 2.20%, 2.35%, 10/15/36 (a)(b)		100	92
GS Mortgage Securities Trust,
4.47%, 2/10/48 (a)(b)		100	85
4.85%, 6/10/47 (a)		50	49
MFT Trust,
3.39%, 8/10/40 (a)(b)		180	181
3.48%, 2/10/42 (a)(b)		250	233
MKT 2020-525M Mortgage Trust,
2.94%, 2/12/40 (a)(b)		250	227
	Face Amount (000)		Value (000)
Multifamily Connecticut Avenue Securities Trust,
1 Month USD LIBOR + 1.70%, 1.85%, 10/15/49 (a)(b)		$95	$91
Natixis Commercial Mortgage Securities Trust,
4.30%, 10/15/36 (b)		150	141
Wells Fargo Commercial Mortgage Trust,
4.28%, 5/15/48 (a)		75	71
			1,254
Corporate Bonds (43.4%)
Communications (0.2%)
TEGNA, Inc.,
4.63%, 3/15/28 (b)		45	44
Finance (23.3%)
ABN Amro Bank N.V.,
4.75%, 7/28/25 (b)		200	226
Aon Corp.,
2.20%, 11/15/22		50	52
Avolon Holdings Funding Ltd.,
2.88%, 2/15/25 (b)		50	46
Bank of America Corp.,
2.46%, 10/22/25		250	264
4.25%, 10/22/26		350	406
Barclays PLC,
2.85%, 5/7/26		200	208
Belrose Funding Trust,
2.33%, 8/15/30 (b)		125	124
BNP Paribas SA,
1.13%, 6/11/26	EUR	100	122
Brown & Brown, Inc.,
2.38%, 3/15/31		$75	76
4.20%, 9/15/24		50	55
Citigroup, Inc.,
1.68%, 5/15/24		250	256
5.50%, 9/13/25		325	386
CNO Financial Group, Inc.,
5.25%, 5/30/29		125	145
Cooperatieve Rabobank UA,
2.50%, 5/26/26	EUR	100	119
Credit Agricole SA,
1.38%, 3/13/25		100	123
Crown Castle International Corp.,
3.30%, 7/1/30		25	27
CyrusOne LP/CyrusOne Finance Corp.,
2.90%, 11/15/24		$25	26
DBS Group Holdings Ltd.,
1.50%, 4/11/28	EUR	100	119
Deutsche Bank AG,
3.15%, 1/22/21		$100	101
Discover Financial Services,
3.95%, 11/6/24		25	27
Equitable Holdings, Inc.,
3.90%, 4/20/23		250	269

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Portfolio of Investments (cont'd)

Strategic Income Portfolio

	Face Amount (000)		Value (000)
Finance (cont'd)
ERP Operating LP,
4.15%, 12/1/28		$100	$119
Goldman Sachs Group, Inc. (The),
2.00%, 11/1/28	EUR	100	130
4.25%, 10/21/25		$125	142
Intesa Sanpaolo SpA,
6.50%, 2/24/21 (b)		125	128
Iron Mountain, Inc.,
4.88%, 9/15/29 (b)		75	76
Itau Unibanco Holding SA,
2.90%, 1/24/23 (b)		250	253
Kimco Realty Corp.,
2.70%, 10/1/30		125	127
LeasePlan Corp.,
2.88%, 10/24/24 (b)		200	207
Macquarie Bank Ltd.,
2.10%, 10/17/22 (b)		150	155
Metropolitan Life Global Funding I,
0.95%, 7/2/25 (b)		150	151
PNC Financial Services Group, Inc. (The),
2.20%, 11/1/24		225	238
Post Holdings, Inc.,
5.50%, 12/15/29 (b)		25	27
Prologis LP,
1.25%, 10/15/30		150	147
Shinhan Financial Group Co. Ltd.,
1.35%, 1/10/26 (b)		200	200
SVB Financial Group,
3.13%, 6/5/30		50	56
Synchrony Financial,
4.25%, 8/15/24		250	272
Transurban Finance Co. Pty Ltd.,
2.45%, 3/16/31 (b)		100	102
USAA Capital Corp.,
1.50%, 5/1/23 (b)		150	154
Visa, Inc.,
0.75%, 8/15/27		75	75
Vonovia Finance BV,
4.00%, 12/17/21 (c)	EUR	100	122
			6,058
Industrials (18.3%)
AbbVie, Inc.,
2.95%, 11/21/26 (b)		$175	191
3.60%, 5/14/25		125	139
Albertsons Cos., Inc./Safeway, Inc./ New Albertson's, Inc./Albertson's LLC,
5.75%, 3/15/25		20	21
Alphabet, Inc.,
1.10%, 8/15/30		125	125
American Axle & Manufacturing, Inc.,
6.50%, 4/1/27		75	73
Aviation Capital Group LLC,
4.38%, 1/30/24 (b)		250	249
	Face Amount (000)		Value (000)
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
5.75%, 7/15/27 (b)		$49	$44
Berry Global, Inc.,
4.50%, 2/15/26 (b)		25	25
Boyd Gaming Corp.,
4.75%, 12/1/27		40	39
CSX Corp.,
2.40%, 2/15/30		75	81
Diamond Sports Group LLC/Diamond Sports Finance Co.,
6.63%, 8/15/27 (b)		75	39
Ford Motor Credit Co., LLC,
3.10%, 5/4/23		200	196
Garda World Security Corp.,
9.50%, 11/1/27 (b)		50	53
Global Partners LP/GLP Finance Corp.,
7.00%, 6/15/23 - 8/1/27		75	77
Grifols SA,
2.25%, 11/15/27 (b)	EUR	100	117
Grinding Media, Inc./Moly-Cop AltaSteel Ltd.,
7.38%, 12/15/23 (b)		$75	76
Hanesbrands, Inc.,
4.88%, 5/15/26 (b)		75	80
HCA, Inc.,
4.13%, 6/15/29		125	141
Hudbay Minerals, Inc.,
7.63%, 1/15/25 (b)		75	76
Johnson Controls International plc/Tyco Fire & Security Finance SCA,
1.75%, 9/15/30		50	50
Koppers, Inc.,
6.00%, 2/15/25 (b)		75	76
Level 3 Financing, Inc.,
3.40%, 3/1/27 (b)		225	243
Lions Gate Capital Holdings LLC,
5.88%, 11/1/24 (b)		25	25
Mauser Packaging Solutions Holding Co.,
7.25%, 4/15/25 (b)		25	24
MDC Partners, Inc.,
6.50%, 5/1/24 (b)		75	69
Mosaic Co. (The),
4.25%, 11/15/23		125	136
Navistar International Corp.,
6.63%, 11/1/25 (b)		75	77
NortonLifeLock, Inc.,
5.00%, 4/15/25 (b)		75	77
NXP BV/NXP Funding LLC/NXP USA, Inc.,
3.40%, 5/1/30 (b)		125	137
Oceaneering International, Inc.,
6.00%, 2/1/28		75	47
Q-Park Holding I BV,
1.50%, 3/1/25 (b)	EUR	100	107

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Portfolio of Investments (cont'd)

Strategic Income Portfolio

	Face Amount (000)		Value (000)
Industrials (cont'd)
Rockies Express Pipeline LLC,
3.60%, 5/15/25 (b)		$75	$74
Royalty Pharma PLC,
1.20%, 9/2/25 (b)		125	125
Sabine Pass Liquefaction LLC,
4.20%, 3/15/28		130	141
Sally Holdings LLC/Sally Capital, Inc.,
5.63%, 12/1/25		75	76
Select Medical Corp.,
6.25%, 8/15/26 (b)		75	78
Silgan Holdings, Inc.,
2.25%, 6/1/28	EUR	100	115
Sotheby's,
7.38%, 10/15/27 (b)		200	200
Sprint Spectrum Co., LLC/Sprint Spectrum Co., II LLC/Sprint Spectrum Co., III LLC,
4.74%, 9/20/29 (b)		200	217
Standard Industries, Inc.,
2.25%, 11/21/26 (b)	EUR	100	112
Thermo Fisher Scientific, Inc.,
4.13%, 3/25/25		$325	370
Verizon Communications, Inc.,
3.88%, 2/8/29		200	237
Western Midstream Operating LP,
4.10%, 2/1/25		75	72
Wolverine World Wide, Inc.,
5.00%, 9/1/26 (b)		25	25
			4,752
Utilities (1.6%)
Greenko Investment Co.,
4.88%, 8/16/23		200	200
Liberty Utilities Finance GP 1,
2.05%, 9/15/30 (b)		100	99
ONEOK, Inc.,
3.40%, 9/1/29		125	123
			422
			11,276
Mortgages — Other (13.3%)
Alba PLC,
3 Month GBP LIBOR + 0.50%, 0.55%, 3/17/39 (a)	GBP	33	38
Alternative Loan Trust,
4.15%, 3/25/35 (a)		$23	23
5.75%, 3/25/34		32	32
PAC
1 Month USD LIBOR + 0.45%, 0.60%, 10/25/36 (a)		37	16
Banc of America Alternative Loan Trust,
5.71%, 10/25/36 (a)		69	31
Banc of America Mortgage Trust,
3.21%, 6/25/35 (a)		110	107
4.37%, 3/25/33 (a)		20	19
	Face Amount (000)		Value (000)
Bear Stearns ARM Trust,
2.77%, 8/25/33 (a)		$118	$117
3.25%, 2/25/36 (a)		26	25
Bear Stearns Trust,
3.06%, 4/25/35 (a)		27	22
Cascade Funding Mortgage Trust,
2.80%, 6/25/69 (a)(b)		173	174
4.00%, 10/25/68 (a)(b)		225	220
5.80%, 6/25/48 (b)		100	99
Citigroup Mortgage Loan Trust,
3.35%, 6/25/36 (a)		23	13
Deephaven Residential Mortgage Trust,
3.49%, 12/26/46 (a)(b)		79	80
E-MAC Program BV,
3 Month EURIBOR + 0.17%, 1.51%, 4/25/39 (a)	EUR	65	64
Eurohome Mortgages PLC,
3 Month EURIBOR + 0.21%, 0.00%, 8/2/50 (a)		19	20
FMC GMSR Issuer Trust,
5.07%, 5/25/24 (a)(b)		$200	203
Galton Funding Mortgage Trust,
4.00%, 2/25/59 (a)(b)		42	43
GC Pastor Hipotecario 5 FTA,
3 Month EURIBOR + 0.17%, 0.00%, 6/21/46 (a)	EUR	33	35
Grifonas Finance PLC,
6 Month EURIBOR + 0.28%, 0.00%, 8/28/39 (a)		60	68
GSR Mortgage Loan Trust,
3.86%, 12/25/34 (a)		$42	42
HarborView Mortgage Loan Trust,
3.16%, 6/19/34 (a)		57	59
3.35%, 2/25/36 (a)		27	14
Hipocat 11 FTA,
3 Month EURIBOR + 0.13%, 0.00%, 1/15/50 (a)	EUR	19	21
IM Pastor 3 FTH,
3 Month EURIBOR + 0.14%, 0.00%, 3/22/43 (a)		65	69
IM Pastor 4 FTA,
3 Month EURIBOR + 0.14%, 0.00%, 3/22/44 (a)		55	59
IndyMac INDX Mortgage Loan Trust,
3.72%, 12/25/34 (a)		$19	19
Lansdowne Mortgage Securities No. 1 PLC,
3 Month EURIBOR + 0.30%, 0.00%, 6/15/45 (a)	EUR	13	14
Lansdowne Mortgage Securities No. 2 PLC,
3 Month EURIBOR + 0.34%, 0.00%, 9/16/48 (a)		38	40
Lehman Mortgage Trust,
6.00%, 7/25/36		$56	40

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Portfolio of Investments (cont'd)

Strategic Income Portfolio

	Face Amount (000)		Value (000)
Mortgages — Other (cont'd)
LHOME Mortgage Trust,
3.87%, 7/25/24 (b)		$100	$101
National City Mortgage Capital Trust,
6.00%, 3/25/38		11	12
Newgate Funding PLC,
3 Month GBP LIBOR + 3.00%, 3.06%, 12/15/50 (a)	GBP	111	136
OBX Trust,
3.50%, 10/25/59 (a)(b)		$67	69
PMC PLS ESR Issuer LLC,
5.07%, 11/25/24 (b)		114	112
PRPM LLC,
3.50%, 10/25/24 (a)(b)		87	87
RBSSP Resecuritization Trust,
3.32%, 12/25/35 (a)(b)		112	112
Reperforming Loan REMIC Trust,
8.50%, 6/25/35 (b)		42	46
ResLoC UK PLC,
3 Month EURIBOR + 0.45%, 0.00%, 12/15/43 (a)	EUR	100	101
Seasoned Credit Risk Transfer Trust,
3.75%, 9/25/55 (a)(b)		$150	148
4.75%, 5/25/57 (a)		100	98
4.75%, 7/25/58 (a)(b)		200	197
Silver Hill Trust,
3.10%, 11/25/49 (a)(b)		132	135
STARM Mortgage Loan Trust,
3.70%, 1/25/37 (a)		15	15
Uropa Securities PLC,
3 Month GBP LIBOR + 0.55%, 0.61%, 6/10/59 (a)	GBP	79	93
3 Month GBP LIBOR + 0.55%, 0.64%, 10/10/40 (a)		87	95
3 Month GBP LIBOR + 0.75%, 0.81%, 6/10/59 (a)		36	43
Washington Mutual MSC Mortgage Pass- Through Certificates,
5.50%, 3/25/33		$20	21
			3,447
Sovereign (4.4%)
Australia Government Bond,
2.75%, 11/21/28	AUD	1	1
Brazil Notas do Tesouro Nacional Series F,
10.00%, 1/1/29	BRL	300	62
Ghana Government International Bond,
8.13%, 1/18/26		$200	201
Guatemala Government Bond,
4.88%, 2/13/28		200	221
Hellenic Republic Government Bond,
3.38%, 2/15/25 (b)	EUR	115	152
3.45%, 4/2/24 (b)		40	52
Indonesia Treasury Bond,
6.13%, 5/15/28	IDR	635,000	41
8.25%, 5/15/29		465,000	34
	Face Amount (000)		Value (000)
Peruvian Government International Bond, (Units)
5.40%, 8/12/34 (b)(d)	PEN	60	$17
Senegal Government International Bond,
6.25%, 5/23/33		$200	198
Ukraine Government International Bond,
7.75%, 9/1/23		150	153
			1,132
Total Fixed Income Securities (Cost $25,338)			25,358
	Shares
Short-Term Investments (1.5%)
Investment Company (0.5%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $118)		117,638	118
	Face Amount (000)
U.S. Treasury Security (1.0%)
U.S. Treasury Bill
0.16%, 1/28/21 (e)(f) (Cost $255)		$255	255
Total Short-Term Investments (Cost $373)			373
Total Investments (99.1%) (Cost $25,711) (g)(h)			25,731
Other Assets in Excess of Liabilities (0.9%)			234
Net Assets (100.0%)			$25,965

(a)  Floating or variable rate securities: The rates disclosed are as of September 30, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of September 30, 2020.

(d)  Consists of one or more classes of securities traded together as a unit.

(e)  Rate shown is the yield to maturity at September 30, 2020.

(f)  All or a portion of the security was pledged to cover margin requirements for swap agreements.

(g)  Securities are available for collateral in connection with open foreign currency forward exchange contracts, futures contracts and swap agreement.

(h)  At September 30, 2020, the aggregate cost for federal income tax purposes is approximately $25,825,000. The aggregate gross unrealized appreciation is approximately $547,000 and the aggregate gross unrealized depreciation is approximately $533,000, resulting in net unrealized appreciation of approximately $14,000.

EURIBOR  Euro Interbank Offered Rate.

IO  Interest Only.

LIBOR  London Interbank Offered Rate.

PAC  Planned Amortization Class.

REMIC  Real Estate Mortgage Investment Conduit.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Portfolio of Investments (cont'd)

Strategic Income Portfolio

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at September 30, 2020:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Australia and New Zealand Banking Group	GBP	489		$646	12/1/20	$15
Barclays Bank PLC		$7	GBP	6	12/1/20	—	@
Citibank NA	EUR	2,222		$2,648	12/1/20	40
Citibank NA		$131	EUR	110	12/1/20	(1)
JPMorgan Chase Bank NA	BRL	367		$65	12/1/20	—	@
JPMorgan Chase Bank NA	IDR	1,132,494		$76	12/1/20	1
JPMorgan Chase Bank NA	PEN	65		$18	12/1/20	—	@
UBS AG		$12	EUR	10	12/1/20	—	@
						$55

Futures Contracts:

The Fund had the following futures contracts open at September 30, 2020:

	Number of Contracts	Expiration Date	Notional Amount (000)		Value (000)	Unrealized Depreciation (000)
Short:
U.S. Treasury 10 yr. Ultra Long Bond (United States)	3	Dec-20		$(300)	$(480)	$(1)
U.S. Treasury 10 yr. Note (United States)	1	Dec-20		(100)	(140)	(— @)
U.S. Treasury 5 yr. Note (United States)	12	Dec-20		(1,200)	(1,512)	(3)
German Euro Bund (Germany)	2	Dec-20	EUR	(200)	(409)	(3)
						$(7)

Credit Default Swap Agreement:

The Fund had the following credit default swap agreement open at September 30, 2020:

Swap Counterparty and Reference Obligation	Credit Rating of Reference Obligation†	Buy/Sell Protection	Pay/Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Amount (000)	Value (000)	Upfront Payment Received (000)	Unrealized Appreciation (000)
Morgan Stanley & Co. LLC* CDX.NA.HY.34	NR	Sell	5.00%	Monthly	6/20/25	$1,219	$61	$(54)	$115

@  —  Value is less than $500.

†  —  Credit rating as issued by Standard & Poor's.

*  —  Cleared swap agreement, the broker is Morgan Stanley & Co. LLC.

NR  —  Not rated.

AUD  —  Australian Dollar

BRL  —  Brazilian Real

EUR  —  Euro

GBP  —  British Pound

IDR  —  Indonesian Rupiah

PEN  —  Peruvian Nuevo Sol

USD  —  United States Dollar

Portfolio Composition

Classification	Percentage of Total Investments
Asset-Backed Securities	32.0%
Finance	23.5
Industrials	18.5
Mortgages — Other	13.4
Other**	11.1
Short-Term Investments	1.5
Total Investments	100.0	%***

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open short futures contracts with a value of approximately $2,541,000 and with total unrealized depreciation of approximately $7,000. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $55,000 Does not include open swap agreements with total unrealized appreciation of approximately $115,000.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Strategic Income Portfolio

Statement of Assets and Liabilities	September 30, 2020 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $25,593)	$25,613
Investment in Security of Affiliated Issuer, at Value (Cost $118)	118
Total Investments in Securities, at Value (Cost $25,711)	25,731
Foreign Currency, at Value (Cost $5)	5
Interest Receivable	143
Due from Adviser	78
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	56
Receivable for Variation Margin on Futures Contracts	28
Receivable for Variation Margin on Swap Agreements	2
Tax Reclaim Receivable	1
Receivable for Investments Sold	—	@
Receivable from Affiliate	—	@
Other Assets	22
Total Assets	26,066
Liabilities:
Payable for Professional Fees	72
Payable for Custodian Fees	9
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	1
Payable for Administration Fees	2
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	1
Deferred Capital Gain Country Tax	1
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Other Liabilities	12
Total Liabilities	101
Net Assets	$25,965
Net Assets Consist of:
Paid-in-Capital	$26,349
Total Accumulated Loss	(384)
Net Assets	$25,965

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Strategic Income Portfolio

Statement of Assets and Liabilities (cont'd)	September 30, 2020 (000)
CLASS I:
Net Assets	$15,145
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,527,960
Net Asset Value, Offering and Redemption Price Per Share	$9.91
CLASS A:
Net Assets	$204
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	20,643
Net Asset Value, Redemption Price Per Share	$9.90
Maximum Sales Load	3.25%
Maximum Sales Charge	$0.33
Maximum Offering Price Per Share	$10.23
CLASS C:
Net Assets	$266
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	26,997
Net Asset Value, Offering and Redemption Price Per Share	$9.87
CLASS IS:
Net Assets	$10,350
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,043,918
Net Asset Value, Offering and Redemption Price Per Share	$9.91

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Strategic Income Portfolio

Statement of Operations	Year Ended September 30, 2020 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $2 of Foreign Taxes Withheld)	$855
Dividends from Security of Affiliated Issuer (Note G)	5
Total Investment Income	860
Expenses:
Professional Fees	242
Advisory Fees (Note B)	81
Registration Fees	56
Custodian Fees (Note F)	31
Pricing Fees	23
Shareholder Reporting Fees	22
Administration Fees (Note C)	20
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Trustees' Fees and Expenses	5
Shareholder Services Fees — Class A (Note D)	1
Distribution and Shareholder Services Fees — Class C (Note D)	2
Sub Transfer Agency Fees — Class I	— @
Sub Transfer Agency Fees — Class A	— @
Sub Transfer Agency Fees — Class C	— @
Other Expenses	21
Total Expenses	512
Expenses Reimbursed by Adviser (Note B)	(273)
Waiver of Advisory Fees (Note B)	(81)
Reimbursement of Class Specific Expenses — Class A (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Net Expenses	151
Net Investment Income	709
Realized Gain (Loss):
Investments Sold	106
Foreign Currency Forward Exchange Contracts	(141)
Foreign Currency Translation	(2)
Futures Contracts	(61)
Options Written	15
Swap Agreements	(257)
Net Realized Loss	(340)
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $1)	(243)
Foreign Currency Forward Exchange Contracts	14
Foreign Currency Translation	3
Futures Contracts	(12)
Swap Agreements	117
Net Change in Unrealized Appreciation (Depreciation)	(121)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(461)
Net Increase in Net Assets Resulting from Operations	$248

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Strategic Income Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2020 (000)	Year Ended September 30, 2019 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$709	$275
Net Realized Loss	(340)	(35)
Net Change in Unrealized Appreciation (Depreciation)	(121)	140
Net Increase in Net Assets Resulting from Operations	248	380
Dividends and Distributions to Shareholders:
Class I	(439)	(1)
Class A	(12)	(6)
Class C	(3)	(1)
Class IS	(301)	(595)
Total Dividends and Distributions to Shareholders	(755)	(603)
Capital Share Transactions:(1)
Class I:
Subscribed	15,041	—
Distributions Reinvested	439	— @
Redeemed	(40)	—
Class A:
Subscribed	1,505	216
Distributions Reinvested	12	6
Redeemed	(1,529)	(72)
Class C:
Subscribed	257	36
Distributions Reinvested	3	1
Redeemed	(47)	(5)
Class IS:
Distributions Reinvested	301	153
Net Increase in Net Assets Resulting from Capital Share Transactions	15,942	335
Total Increase in Net Assets	15,435	112
Net Assets:
Beginning of Period	10,530	10,418
End of Period	$25,965	$10,530
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,487	—
Shares Issued on Distributions Reinvested	45	— @@
Shares Redeemed	(5)	—
Net Increase in Class I Shares Outstanding	1,527	— @@
Class A:
Shares Subscribed	152	21
Shares Issued on Distributions Reinvested	1	1
Shares Redeemed	(155)	(7)
Net Increase (Decrease) in Class A Shares Outstanding	(2)	15
Class C:
Shares Subscribed	27	4
Shares Issued on Distributions Reinvested	— @@	— @@
Shares Redeemed	(5)	(1)
Net Increase in Class C Shares Outstanding	22	3
Class IS:
Shares Issued on Distributions Reinvested	31	15

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Financial Highlights

Strategic Income Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$10.11		$10.33		$10.21		$9.69		$9.79
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.27		0.26		0.28		0.26		0.22
Net Realized and Unrealized Gain (Loss)	(0.18)		0.10		0.05		0.47		0.06
Total from Investment Operations	0.09		0.36		0.33		0.73		0.28
Distributions from and/or in Excess of:
Net Investment Income	(0.29)		(0.44)		(0.21)		(0.21)		(0.38)
Net Realized Gain	—		(0.14)		—		—		—
Total Distributions	(0.29)		(0.58)		(0.21)		(0.21)		(0.38)
Net Asset Value, End of Period	$9.91		$10.11		$10.33		$10.21		$9.69
Total Return(3)	0.98%		3.79%		3.32%		7.64%		2.91%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$15,145		$10		$10		$10		$10
Ratio of Expenses Before Expense Limitation	1.98%		24.26%		25.49%		21.19%		7.28%
Ratio of Expenses After Expense Limitation	0.58	%(4)(5)	0.99	%(4)	0.99	%(4)	0.99	%(4)	0.99	%(4)
Ratio of Net Investment Income	2.81	%(4)	2.61	%(4)	2.77	%(4)	2.63	%(4)	2.25	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	161%		97%		75%		64%		47%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective October 01, 2019, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.60% for Class I shares. Prior to October 01, 2019, the maximum ratio was 1.00% for Class I shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Financial Highlights

Strategic Income Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$10.09		$10.31		$10.20		$9.69		$9.79
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.24		0.22		0.25		0.20		0.18
Net Realized and Unrealized Gain (Loss)	(0.17)		0.11		0.04		0.49		0.06
Total from Investment Operations	0.07		0.33		0.29		0.69		0.24
Distributions from and/or in Excess of:
Net Investment Income	(0.26)		(0.41)		(0.18)		(0.18)		(0.34)
Net Realized Gain	—		(0.14)		—		—		—
Total Distributions	(0.26)		(0.55)		(0.18)		(0.18)		(0.34)
Net Asset Value, End of Period	$9.90		$10.09		$10.31		$10.20		$9.69
Total Return(3)	0.62%		3.52%		2.92%		7.18%		2.51%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$204		$224		$77		$10		$40
Ratio of Expenses Before Expense Limitation	2.89%		4.82%		7.09%		9.96%		6.73%
Ratio of Expenses After Expense Limitation	0.95	%(4)(5)	1.34	%(4)	1.34	%(4)	1.33	%(4)	1.34	%(4)
Ratio of Net Investment Income	2.44	%(4)	2.21	%(4)	2.40	%(4)	2.08	%(4)	1.86	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.01%		0.01%		0.02%		0.01%
Portfolio Turnover Rate	161%		97%		75%		64%		47%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective October 01, 2019, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.95% for Class A shares. Prior to October 01, 2019, the maximum ratio was 1.35% for Class A shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Financial Highlights

Strategic Income Portfolio

	Class C
	Year Ended September 30,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$10.07		$10.28		$10.17		$9.66		$9.76
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.16		0.14		0.17		0.13		0.11
Net Realized and Unrealized Gain (Loss)	(0.17)		0.11		0.05		0.49		0.06
Total from Investment Operations	(0.01)		0.25		0.22		0.62		0.17
Distributions from and/or in Excess of:
Net Investment Income	(0.19)		(0.32)		(0.11)		(0.11)		(0.27)
Net Realized Gain	—		(0.14)		—		—		—
Total Distributions	(0.19)		(0.46)		(0.11)		(0.11)		(0.27)
Net Asset Value, End of Period	$9.87		$10.07		$10.28		$10.17		$9.66
Total Return(3)	(0.13)%		2.78%		2.11%		6.46%		1.77%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$266		$50		$20		$22		$35
Ratio of Expenses Before Expense Limitation	4.43%		10.78%		14.46%		13.41%		28.93%
Ratio of Expenses After Expense Limitation	1.70	%(4)(5)	2.09	%(4)	2.09	%(4)	2.09	%(4)	2.09	%(4)
Ratio of Net Investment Income	1.70	%(4)	1.45	%(4)	1.69	%(4)	1.33	%(4)	1.14	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	161%		97%		75%		64%		47%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective October 01, 2019, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.70% for Class C shares. Prior to October 01, 2019, the maximum ratio was 2.10% for Class C shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Financial Highlights

Strategic Income Portfolio

	Class IS
	Year Ended September 30,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$10.11		$10.33		$10.22		$9.69		$9.79
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.28		0.27		0.29		0.27		0.23
Net Realized and Unrealized Gain (Loss)	(0.19)		0.10		0.04		0.48		0.05
Total from Investment Operations	0.09		0.37		0.33		0.75		0.28
Distributions from and/or in Excess of:
Net Investment Income	(0.29)		(0.45)		(0.22)		(0.22)		(0.38)
Net Realized Gain	—		(0.14)		—		—		—
Total Distributions	(0.29)		(0.59)		(0.22)		(0.22)		(0.38)
Net Asset Value, End of Period	$9.91		$10.11		$10.33		$10.22		$9.69
Total Return(3)	0.89%		3.95%		3.27%		7.80%		2.96%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$10,350		$10,246		$10,311		$10,197		$9,669
Ratio of Expenses Before Expense Limitation	1.99%		3.06%		3.28%		3.79%		3.45%
Ratio of Expenses After Expense Limitation	0.57	%(4)(5)	0.94	%(4)	0.94	%(4)	0.94	%(4)	0.94	%(4)
Ratio of Net Investment Income	2.81	%(4)	2.66	%(4)	2.83	%(4)	2.68	%(4)	2.35	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	161%		97%		75%		64%		47%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective October 01, 2019, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.57% for Class IS shares. Prior to October 01, 2019, the maximum ratio was 0.95% for Class IS shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("Trust") is registered under the Investment Company Act of 1940, as amended (the "Act''), as an open-end management investment company. The Trust is comprised of twelve separate, active funds (individually referred to as a "Fund," collectively as the "Funds"). The Trust applies investment company accounting and reporting guidance. All Funds are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Strategic Income Portfolio. The Fund seeks to maximize current income consistent with the preservation of capital. The Fund offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In March 2017, the Financial Accounting Standards Board ("FASB") issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be accreted to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The adoption resulted in a change in accounting principle, since the Fund had historically amortized such premiums to maturity for U.S. GAAP. Accordingly, the Fund has adopted ASU 2017-08 to amend the premium amortization period for certain purchased callable debt securities with non-contingent call features to the earliest call date. It is impracticable to evaluate the effect on individual prior periods, therefore the Fund applied the amendments on a modified retrospective basis by recognizing a cumulative effect adjustment that decreased the beginning of period cost of investments and increased the unrealized appreciation on investments of approximately $7,000.

This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on total accumulated earnings (loss) or the net asset value of the Fund. With respect to the Fund's results of operations, amortization of premium to first call date accelerates amortization with the intent of more closely aligning the recognition of income on such bonds with the economics of the instrument.

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting ("ASU 2020-04"), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate ("LIBOR") and other IBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") (the "Sub-Adviser"), (effective October 1, 2019, MSIM Limited is no longer a Sub-Adviser to the Fund, a wholly-owned subsidiary of Morgan Stanley), determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers;

22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

(2) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (3) over-the-counter ("OTC") swaps may be valued by an outside pricing service approved by the Trustees or quotes from a broker or dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange; (4) when market quotations are not readily available, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Trust's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated

23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2020:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Asset-Backed Securities	$—	$8,242	$—	$8,242
Collateralized Mortgage Obligations — Agency Collateral Series	—	7	—	7
Commercial Mortgage-Backed Securities	—	1,254	—	1,254
Corporate Bonds	—	11,276	—	11,276
Mortgages — Other	—	3,447	—	3,447
Sovereign	—	1,132	—	1,132
Total Fixed Income Securities	—	25,358	—	25,358
Short-Term Investments
Investment Company	118	—	—	118
U.S. Treasury Security	—	255	—	255
Total Short-Term Investments	118	255	—	373
Foreign Currency Forward Exchange Contracts	—	56	—	56
Credit Default Swap Agreement	—	115	—	115
Total Assets	118	25,784	—	25,902
Liabilities:
Foreign Currency Forward Exchange Contract	—	(1)	—	(1)
Futures Contracts	(7)	—	—	(7)
Total Liabilities	(7)	(1)	—	(8)
Total	$111	$25,783	$—	$25,894

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser and/or Sub-Adviser seek to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. The Fund may write call and put options on stock indexes, futures, securities or currencies it owns or in which it may invest. Writing put options tend to increase the Fund's exposure to the underlying instrument. Writing call options tend to decrease the Fund's exposure to the underlying instruments. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Any liability recorded is subsequently adjusted to reflect the current

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

As of September 30, 2020, the Fund did not have any outstanding options written.

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Swaps: The Fund may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Fund's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Fund may be either the buyer or seller in a credit default swap.

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

Upfront payments paid or received by the Fund will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of September 30, 2020:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$56
Swap Agreement	Variation Margin on Swap Agreement	Credit Risk	115	(a)
Total			$171
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contract	Unrealized Depreciation on Foreign Currency Forward Exchange Contract	Currency Risk	$(1)
Futures Contracts	Variation Margin on
	Futures Contracts	Interest Rate Risk	(7	)(a)
Total			$(8)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2020 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(141)
Interest Rate Risk	Futures Contracts	(61)
Credit Risk	Swap Agreements	(243)
Interest Rate Risk	Swap Agreements	(14)
Interest Rate Risk	Written Option	15
	Total	$(444)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$14
Interest Rate Risk	Futures Contracts	(12)
Credit Risk	Swap Agreements	117
	Total	$119

At September 30, 2020, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contracts	$56	$(1)

(b) Excludes exchange-traded derivatives.

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events
28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of September 30, 2020:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Australia and New Zealand Banking Group	$15		$—	$—	$15
Barclays Bank PLC	—	@	—	—	—	@
Citibank NA	40		(1)	—	39
JPMorgan Chase Bank NA	1		—	—	1
UBS AG	—	@	—	—	—	@
Total	$56		$(1)	$—	$55
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
Citibank NA	$1	$(1)	$—	$0

@ Amount is less than $500.

For the year ended September 30, 2020, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$5,084,000
Futures Contracts:
Average monthly notional value	$1,723,000
Swap Agreements:
Average monthly notional amount	$1,844,000
Written Options:
Average monthly notional amount	$167,000

5.  Indemnifications: The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Trust can be directly attributed to a

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Over $500 million
0.40%	0.35%

Effective October 1, 2019, the Adviser will provide the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.32% of the average daily net assets of the Fund.

For the year ended September 30, 2020, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 2.10% for Class C shares and 0.95% for Class IS shares. Effective October 1, 2019, the Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses will not exceed 0.60% for Class I shares, 0.95% for Class A shares, 1.70% for Class C shares and 0.57% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended September 30, 2020, approximately $81,000 of advisory fees were waived and approximately $279,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's

Officers and Trustees. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

Effective October 1, 2019, MSIM Limited is no longer a Sub-Adviser to the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Trust's Distributor of Fund shares pursuant to a Distribution Agreement. The Trust has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Trust's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Trust pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust.

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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2020, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $27,300,000 and $10,611,000, respectively. For the year ended September 30, 2020, purchases and sales of long-term U.S. Government securities were approximately $25,505,000 and $25,910,000, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended September 30, 2020, advisory fees paid were reduced by approximately $1,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended September 30, 2020 is as follows:

Affiliated Investment Company	Value September 30, 2019 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$614	$22,256	$22,752	$5
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value September 30, 2020 (000)
Liquidity Funds	$—	$—	$118

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended September 30, 2020, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended September 30, 2020 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2020 and 2019 was as follows:

2020 Distributions Paid From:		2019 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$755	$—	$457	$146

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, due to tax adjustments on debt securities, resulted in the following reclassifications among the components of net assets at September 30, 2020:

Total Accumulated Loss (000)	Paid-in- Capital (000)
$(2)	$2

At September 30, 2020, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$184	$—

At September 30, 2020, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $396,000 and $72,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Trust and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended September 30, 2020, the Fund did not have any borrowings under the Facility.

J. Other: At September 30, 2020, the Fund did not have record owners of 10% or greater.

K. Market Risk: Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

L. LIBOR Risk: The Fund's investments, payment obligations and financing terms may be based on floating rates, such as London Interbank Offer Rate ("LIBOR"), Euro Interbank Offered Rate and other similar types of reference rates (each, a "Reference Rate"). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings from each other within certain financial markets. On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority ("FCA"), which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after the end of 2021. This announcement and any additional regulatory or market changes may have an adverse impact on the Fund or its investments.

In advance of 2022, regulators and market participants are currently engaged in identifying successor Reference Rates ("Alternative Reference Rates"). Additionally, prior to the end of 2021, it is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to the Fund. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of Alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by the Fund or on its overall financial condition or results of operations.

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Strategic Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Strategic Income Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund Trust (the "Trust")), including the portfolio of investments, as of September 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Strategic Income Portfolio (one of the funds constituting Morgan Stanley Institutional Fund Trust) at September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
November 24, 2020

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2019, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for three- and five-year periods but below its peer group average for the one-year period. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. When a fund's management fee and/or its total expense ratio are higher than its peers, the Board and the Adviser discuss the reasons for this and, where appropriate, they discuss possible waivers and/or caps. The Board noted that the Fund's management fee was lower than its peer group average and the total expense ratio was higher than its peer group average. After discussion, the Board concluded that the Fund's (i) performance and management fee were competitive with its peer group averages and (ii) total expense ratio was acceptable.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which includes a breakpoint. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

As part of the Board's review, the Board received information from management on the impact of COVID-19 on the firm generally and the Adviser and the Fund in particular including, among other information, the pandemic's current and expected impact on the Fund's performance and operations.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Trustees (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on April 22-23, 2020, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from December 1, 2018, through December 31, 2019, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

38

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; Formerly, Director of BP p.l.c. (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1953	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1955	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

39

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1957	Trustee	Since January 2015	Chairman, Opus Capital Group (since January 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008); Member, Service Provider Committee (2005-2008) and Director of Best Transport (2006-2019).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); Director, Rubicorn Investments (since February 2019); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	87	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

40

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1958	Trustee	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1960	Trustee	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1947	Chair of the Board and Trustee	Chair of the Boards since August 2020 and Trustee since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Chairperson of the Governance Committee; Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2019) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

41

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

42

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. However, the holdings for each money market fund are posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund Trust, which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

43

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2020 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTSIPANN
3298681 EXP 11.30.21

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Ultra-Short Income Portfolio

Annual Report

September 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	9
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	25
Investment Advisory Agreement Approval	26
Liquidity Risk Management Program	28
Privacy Notice	29
Trustee and Officer Information	31

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Ultra-Short Income Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2020

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Expense Example (unaudited)

Ultra-Short Income Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2020 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/20	Actual Ending Account Value 9/30/20	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Ultra-Short Income Portfolio Class IR	$1,000.00	$1,005.50	$1,023.85	$1.15	$1.16	0.23%
Ultra-Short Income Portfolio Institutional Class	1,000.00	1,006.30	1,023.60	1.40	1.42	0.28
Ultra-Short Income Portfolio Class A	1,000.00	1,005.50	1,022.90	2.11	2.12	0.42

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 183/366 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Investment Overview (unaudited)

Ultra-Short Income Portfolio

The Fund seeks current income with capital preservation while maintaining liquidity.

Performance

For the fiscal year ended September 30, 2020, the Fund's Institutional Share Class had a total return based on net asset value and reinvestment of distributions per share of 0.98%, net of fees. The Fund's Institutional Share Class underperformed against the Fund's benchmark, the ICE BofA 3-Month U.S. Treasury Bill Index (the "Index"), which returned 1.10%. For the seven-day period ended September 30, 2020, the Fund's Institutional Share Class provided an annualized current yield of 0.32% (subsidized) and 0.25% (non-subsidized), while its 30-day moving average annualized yield was 0.35% (subsidized) and 0.29% (non-subsidized). The 30-day SEC yield was 0.35% (subsidized) and 0.29% (non-subsidized). The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  At the September 2019 Federal Open Market Committee (FOMC or Committee) meeting, the Committee cut policy rates by 25 basis points to 1.75% to 2.00% as members "judged that downside risks to the outlook for economic activity had increased since their July meeting, particularly those stemming from trade policy uncertainty and conditions abroad." Separately, September 2019 witnessed a spike in overnight repo funding levels, which is not unusual given seasonal pressures related to corporate tax payments and the end of the quarter. However, a confluence of other factors such as the market absorbing an increased supply of Treasury securities after the recent lifting of the debt ceiling, exacerbated by lower bank reserves and tight bank balance sheets, raised the Secured Overnight Financing Rate as high as 5.25%.i The Federal Reserve (Fed) intervened with temporary open market operations and normalized the repo market for the remainder of September 2019.

•  Third quarter 2019 gross domestic product (GDP) expanded more than expected at a 2.6% annualized rate, largely due to strength in the consumer spending sector, the biggest part of the economy.ii After an upward revision to 208,000 jobs created in September 2019, third quarter 2019 non-farm payrolls averaged 203,000, a promising sign that workers continue to find employment opportunities.iii The jobless rate unexpectedly dropped 0.2% to 3.5% in September 2019, the lowest reading since December 1969.

•  As widely expected, the Fed cut interest rates for the third time in 2019 at its October FOMC meeting. In the prepared statement, the Committee dropped its pledge to "act as appropriate to sustain the expansion," while adding in promises to monitor incoming data as members "assess the appropriate path of the target for the federal funds rate." Changes to the statement suggested that policy makers were comfortable leaving interest rates on hold in the near term, while the market ended the month pricing in less than one additional rate cut over the next year. In addition, on October 11, 2019, the Fed announced that it would begin buying $60 billion of Treasury bills per month to improve its control over monetary policy, with a goal of expanding its balance sheet to $1.7 trillion by year-end 2019. While purely technical in nature, short-end Treasuries rallied on the back of the news, further flattening the yield curve. At the same time, the Fed also announced that it will "conduct term and overnight repurchase agreement operations at least through January of next year to ensure that the supply of reserves remains ample."

•  The Fed convened on December 10, 2019, for its last meeting of the calendar year. Chairman Powell and the FOMC voted to keep the federal funds rate unchanged at 1.50% to 1.75%. Chairman Powell signaled to the market that the Fed was comfortable with current policy and would take a "wait and see" approach going forward. The Federal Reserve press release stated that the current stance of monetary policy was appropriate to support economic expansion, strong labor markets and inflation near the FOMC's symmetric 2% objective. Overall, 2019 was eventful for the Fed and Chairman Powell. Entering 2019, investors expected rates to rise systematically during the year, but received quite the opposite policy action.

i  Source: Bloomberg L.P.

ii  Source for GDP data used in this report: Bureau of Economic Analysis and Bloomberg L.P.

iii  Source for employment data used in this report: Bureau of Labor Statistics and Bloomberg L.P.

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Investment Overview (unaudited) (cont'd)

Ultra-Short Income Portfolio

•  For the fourth quarter of 2019, GDP growth came in at 2.4% (annualized), slightly above market estimates. Personal spending and business investment were weaker, but GDP growth was aided by the housing market. Non-farm payrolls averaged 197,000 during the fourth quarter with the unemployment rate remaining low at 3.5% in December 2019.

•  On January 28, 2020, the Fed held its first policy meeting of the new decade. Although the federal funds rate was unchanged at 1.50% to 1.75%, policy committee members opted to increase the interest on excess reserves (IOER) rate by 5 basis points to 1.60%. The modification was a technical adjustment done in part to move the IOER rate closer to middle of the fed funds range from the lower end where it had trended in recent months. While most commentary was left unchanged in the accompanying press release, the Fed downgraded household spending from "strong" to "moderate." Similarly, the press release indicated that inflation needs to "return" to its 2% target rather than stay "near" the target, which had been used in previous press releases. Overall, the first meeting of 2020 was benign, as Chairman Powell viewed current policy as "appropriate." He reiterated that without any material change in the data going forward, policy was likely to remain unchanged. The January 2020 Fed statement did not address the emerging coronavirus epidemic, but Chairman Powell discussed the risk to the global economy in his press conference.

•  Throughout February 2020, investors flocked into relative safe-haven securities as fears of COVID-19 took center stage, sending the yield on the 10-year Treasury to its lowest level since 2016. In Europe, the entire German yield curve fell back below 0%. On February 25, 2020, the 10-year U.S. Treasury yield fell to a record low amid concern that the global spread of the virus was threatening supply chains critical to economic growth. The 30-year U.S. Treasury ended the month at record lows of 1.676%.iv

•  As COVID-19 continued to spread rapidly around the world in early 2020, central bankers' fears surrounding potential impacts began to materialize. Responding to the economic impact of the virus, the Fed conducted two unscheduled meetings in March 2020, which resulted in monetary easing and more accommodative monetary policy. The Fed lowered the target range for the federal funds rate to 0.00% to 0.25%. In addition to the rate cut, the Fed implemented several facilities to alleviate stresses in the marketplace. Most notably for short-term fixed income markets, these include the Money Market Mutual Fund Liquidity Facility (MMLF), Commercial Paper Funding Facility (CPFF) and Primary Dealer Credit Facility (PDCF). The Fed's overall goal was to ease the flow of credit across the broader fixed income markets and increase market confidence with their actions. Additionally, the FOMC announced an open-ended quantitative easing program that will increase its holdings of Treasury securities, agency mortgage-backed securities and commercial mortgage-backed securities in the amount needed to support the smooth functioning of these markets. The governmental actions taken, not only on the monetary side but also through fiscal stimulus aid, served to calm markets and support improved liquidity in the market.

•  First quarter 2020 GDP growth came in at –5.0% and initial jobless claims surged to around 30 million. While extraordinarily weak readings were anticipated as a result of the temporary pause across many parts of the economy, both data points underperformed expectations. Fed Chairman Powell noted in his press conference that the current policy was appropriate while acknowledging that "the ongoing public health crisis will weigh heavily on economic activity, employment and inflation in the near term, and poses considerable risks to the economic outlook over the medium term." The chairman also noted that the Committee will "maintain this target range until it is confident that the economy has weathered recent events."

•  At the April 29, 2020 meeting, the FOMC decided to keep the target range for the federal funds rate unchanged at 0.00% to 0.25%. This was the first

iv  Source: Bloomberg L.P.

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Investment Overview (unaudited) (cont'd)

Ultra-Short Income Portfolio

meeting since tangible economic data had been collected on the coronavirus impact. The Committee noted that the virus had catalyzed significant job losses and steep drawdowns in both consumer spending and consumer confidence.

•  As expected, the FOMC kept the range for the federal funds rate unchanged at 0.00% to 0.25% at the conclusion of its June 2020 meeting. The FOMC pledged to "continue to monitor the implications of incoming information for the economic outlook, including information related to public health, as well as global developments and muted inflation pressures, and will use its tools and act as appropriate to support the economy." The press release stated the FOMC will "increase its holdings" of Treasury securities and agency mortgage-backed securities at paces of $80 billion and $40 billion, respectively. However, publicizing the dollar figure diverges from previous meetings, which stated purchases would be conducted "in the amounts needed." In their updated dot plot, officials unanimously expected to keep rates at current levels through 2021, while 15 of the 17 officials expected rates to remain unchanged through 2022. As a result, the average federal funds forecast for 2020 and 2021 fell significantly.

•  Due to business shutdowns and stay-at-home orders, second quarter 2020 GDP contracted by –32.9%, the sharpest downturn since the 1940s. Personal spending fell by –34.5%, the largest slump on record. While the economic hit was well anticipated, the path of the recovery is linked to the complexity of the pandemic impact across the country. Ongoing unemployment benefits still remained high at 17 million at the end of July 2020, and the unemployment rate was at 10.2%. Personal spending has since improved, but uncertainty remained on how quickly and broadly the U.S. economy will fare in the second half of 2020.

•  In the July 2020 meeting, the FOMC kept the range for the federal funds rate unchanged at 0.00% to 0.25%. Although no structural policy changes were made in the month, the Fed extended the duration of its pandemic lending facilities such as the MMLF, PDCF and others to December 31, 2020. Many of the pandemic lending facilities were set to expire at the end of September 2020. Economic activity and employment have "picked up somewhat," the July 2020 release noted, but such data are "well below" pre-pandemic levels. While Chairman Powell and the Committee acknowledged positive economic data, they believe the "path of the economy will depend significantly on the course of the virus." Going forward, the FOMC continued to pledge that it "will use its tools and act as appropriate to support the economy."

•  Minutes from the July 2020 FOMC meeting indicated that U.S. central bankers "agreed that the ongoing public health crisis would weigh heavily on economic activity, employment, and inflation in the near term and was posing considerable risks to the economic outlook over the medium term." Chairman Powell reiterated this sentiment when he said the path forward for the economy was "extraordinarily uncertain" and would remain dependent on containing the virus.

•  The annual Jackson Hole conference in August 2020 was notable in that Chairman Powell announced a new approach to monetary policy, one that takes a more relaxed stance on inflation and unemployment. A highlight from the released text indicated that the "Committee seeks to achieve inflation that averages 2% over time, and therefore judges that, following periods when inflation has been running persistently below 2%, appropriate monetary policy will likely aim to achieve inflation moderately above 2% for some time." In essence, the Fed has adopted a flexible form of average inflation targets as the key driver of monetary policy going forward.

•  Fed officials kept the benchmark policy rate unchanged at their September 2020 FOMC meeting, signaling they expect to maintain an accommodative stance of monetary policy until they achieve inflation averaging 2% over time and longer-term inflation expectations remain well anchored at 2%. The newly released dot plot showed that bankers expected near zero interest rates through 2023.

•  The portfolio's duration was favorable in a declining rate environment, which positively contributed to the net asset value (NAV) of the Fund.

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Investment Overview (unaudited) (cont'd)

Ultra-Short Income Portfolio

•  However, the changing rate environment has negatively affected Fund performance from a yield perspective, given the lower reinvestment rates available as monetary policy remains near zero and the market has fully normalized post-March 2020 volatility.

•  Fund assets under management volatility and mark-to-market pricing in March 2020 put pressure on the NAV in the first half of 2020.

Management Strategies

•  Our investment philosophy continues to revolve around prudent credit, duration and risk management.

•  We continued to manage the Fund to minimize interest rate sensitivity in the changing rate environment.

•  We remain comfortable managing the portfolio with an excess amount of daily and weekly liquidity to help ensure we meet our mandates of capital preservation and liquidity.

•  Starting in the second quarter of 2020 and continuing through September 2020, we opportunistically extended the duration of the portfolio, remaining close to our Fund limit of 90 days weighted average maturity (WAM). Elevated WAM has enabled us to maintain what we consider to be cheap investments in the portfolio without worrying about the reset risk associated with floating-rate securities.

•  The weighted average life of the portfolio has rolled down to near 100 days as liquidity has risen and we focus on year-end maturities. Historically, the wholesale funding market experiences seasonal volatility in the fourth quarter, creating investment opportunities.

•  Exposure to LIBOR-based securities and inflows back into the Fund after the curve flattened in the third quarter of 2020 weighed on the yield of the portfolio, as attractive reinvestment options became scarce in the current zero interest rate environment.

•  At the end of the reporting period, portfolio composition remained high rated and liquid, focused on money market instruments, with no exposure to China and minimal amounts of asset-backed commercial paper.

•  A2/P2 rated bonds remained an attractive investment option, as they allowed us to diversify away from the financial sector that dominates the commercial paper/certificates of deposit market.v As of the end of the reporting period, holdings in A2/P2 rated paper were below our typical 5% exposure, as supply has remained light and the spread between A1/P1 and A2/P2 remained extremely tight and not appropriate for the incremental risk, in our opinion.

v  Diversification neither assures a profit nor guarantees against loss in a declining market.

7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Investment Overview (unaudited) (cont'd)

Ultra-Short Income Portfolio

*  Minimum Investment

**  Commenced operations on April 28, 2016.

In accordance with SEC regulations, the Fund's performance shown assumes and distributions were reinvested. The performance of Class A and Class IR shares will vary from the performance of Institutional Class shares and will be negatively impacted by additional fees assessed to those classes (where applicable).

Performance Compared to the ICE BofA 3-Month U.S. Treasury Bill Index(1), and the Lipper Ultra Short Obligations Funds Index(2)

	Period Ended September 30, 2020 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class IR Shares w/o sales charges(4)	1.03%	—	—	1.58%
Fund — Institutional Class Shares w/o sales charges(4)	0.98	—	—	1.53
Fund — Class A Shares w/o sales charges(4)	0.80	—	—	1.33
ICE BofA 3-Month U.S. Treasury Bill Index	1.10	—	—	1.33
Lipper Ultra Short Obligations Funds Index	2.14	—	—	1.96

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to differences in expenses.

(1)  The ICE BofA (Intercontinental Exchange Bank of America) 3-Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Ultra Short Obligations Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Ultra Short Obligations Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Ultra Short Obligations' Funds classification.

(3)  Total returns for the Fund reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(4)  Commenced operations on April 28, 2016.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Indexes.

8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Portfolio of Investments

Ultra-Short Income Portfolio

	Face Amount (000)	Value (000)
Certificates of Deposit (20.6%)
Domestic Banks (2.7%)
Credit Suisse NY,
0.29%, 5/28/21	$75,000	$75,015
0.50%, 4/1/21	150,000	150,212
1.40%, 1/19/21	123,500	123,957
1.50%, 4/30/21	125,000	125,924
		475,108
International Banks (17.9%)
Banque Federative du Credit Mutuel SA
1.94%, 1/6/21	135,000	134,966
Barclays Bank PLC,
1.05%, 12/15/20 - 2/19/21	230,000	230,557
1.10%, 2/1/21	125,000	125,394
1.25%, 11/2/20	115,000	115,119
Canadian Imperial Bank of Commerce
0.43%, 8/3/21	205,000	205,338
Credit Industriel et Commercial,
1.88%, 1/19/21	175,000	174,943
1.93%, 1/29/21	200,000	199,922
Landesbank Hessen Thueringen
0.33%, 2/26/21	100,000	99,981
Lloyds Bank PLC
0.65%, 11/2/20	15,000	15,007
Mizuho Bank Ltd.
0.37%, 12/23/20	235,000	235,115
National Bank of Kuwait Sakp,
0.38%, 12/4/20	250,000	250,059
0.39%, 12/18/20	200,000	200,049
Qatar National Bank,
0.68%, 9/15/21	220,000	218,843
0.70%, 8/6/21	115,000	114,505
2.30%, 12/16/20 - 1/4/21	400,000	399,795
Societe Generale
0.10%, 10/6/20	175,000	175,000
UBS AG Stamford Branch,
1.51%, 1/7/21	150,000	150,541
1.54%, 2/8/21	150,000	150,722
		3,195,856
Total Certificates of Deposit (Cost $3,661,167)		3,670,964
Commercial Paper (a) (31.5%)
Asset-Backed Diversified Financial Services (5.0%)
Chesham Finance LLC,
0.12%, 10/1/20	450,000	449,999
0.14%, 10/2/20 - 10/9/20	400,000	399,995
Collateralized Commercial Paper FLEX Co. LLC
0.26%, 6/17/21	10,000	9,984
2.04%, 10/14/20	25,000	24,999
		884,977
Automobiles (0.8%)
Toyota Credit Canada, Inc.,
0.40%, 4/15/21 - 4/23/21	140,000	139,690
	Face Amount (000)	Value (000)
Consumer Non-Cyclical (4.6%)
LVMH Moet Hennessy Louis Vuitton Inc.,
0.33%, 8/9/21 - 8/11/21	$180,000	$179,719
0.35%, 7/12/21	105,000	104,856
0.37%, 12/22/20 - 12/24/20	285,000	284,916
0.38%, 7/12/21	135,000	134,815
0.50%, 12/21/20 (b)	125,000	124,965
		829,271
Diversified Financial Services (2.5%)
Barclays Bank PLC,
0.12%, 10/7/20 (b)	50,000	49,998
1.11%, 10/19/20 (b)	75,000	74,994
Intercontinental Exchange Inc.,
0.30%, 11/18/20 - 11/24/20	55,500	55,476
0.35%, 11/16/20	40,000	39,983
Jyske Bank A/S,
0.31%, 1/11/21 - 2/2/21	125,000	124,891
0.33%, 2/26/21 - 3/8/21	100,000	99,878
		445,220
Diversified Manufacturing (1.4%)
Honeywell International Inc.,
1.16%, 12/15/20	135,000	134,965
1.18%, 11/13/20 (b)	22,000	21,997
1.19%, 11/16/20	86,000	85,988
		242,950
Energy (4.1%)
Black Hills Corp.
0.12%, 10/1/20	4,000	4,000
Chevron Corp.
1.56%, 10/13/20	95,000	94,997
Exxon Mobil Corp.
1.99%, 10/16/20	80,000	79,997
Shell International Finance B.V.,
1.93%, 2/3/21	55,975	55,929
2.24%, 1/26/21 - 1/27/21	300,000	299,772
2.55%, 1/19/21	200,000	199,852
		734,547
Insurance (0.1%)
Pacific Life Short Term
0.22%, 10/16/20	1,400	1,400
Pricoa Short Term Funding LLC
0.28%, 6/7/21	12,000	11,990
Prudential Financial, Inc.
0.13%, 10/1/20	12,000	12,000
		25,390
International Banks (12.2%)
Barclays Bank PLC
0.40%, 2/5/21 (b)	175,000	174,885
BNG Bank NV
0.11%, 10/2/20	100,000	99,999

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Portfolio of Investments (cont'd)

Ultra-Short Income Portfolio

	Face Amount (000)	Value (000)
International Banks (cont'd)
BPCE SA,
0.29%, 6/4/21 (b)	$250,000	$249,614
0.46%, 3/19/21	160,000	159,859
DBS Group Holdings Ltd.
0.72%, 12/14/20	175,000	174,953
HSBC Bank PLC
0.60%, 5/18/21	50,000	49,921
Lloyds Bank PLC
0.35%, 12/1/20	92,000	91,981
Nationwide Building Society,
0.18%, 11/2/20 - 11/5/20	400,000	399,947
Societe Generale
0.08%, 10/1/20	290,000	289,999
Sumitomo Mitsui Trust Bank Ltd.,
0.41%, 12/22/20	225,000	224,920
0.43%, 12/18/20	75,000	74,975
Toronto Dominion Bank
0.08%, 10/1/20	180,000	179,999
		2,171,052
Wireless Telecommunications Services (0.8%)
AT&T, Inc.
1.47%, 12/18/20	150,000	149,894
Total Commercial Paper (Cost $5,616,504)		5,622,991
Corporate Bonds (6.0%)
Diversified Financial Services (0.7%)
Citigroup, Inc.,
2.35%, 8/2/21	6,806	6,923
2.70%, 3/30/21	26,519	26,835
JPMorgan Chase & Co.,
2.55%, 3/1/21	45,609	45,953
4.63%, 5/10/21	9,150	9,392
Sumitomo Mitsui Financial Group, Inc.,
2.06%, 7/14/21	13,592	13,780
2.93%, 3/9/21	19,216	19,432
		122,315
Domestic Banks (4.1%)
Bank of America Corp.,
2.63%, 10/19/20 - 4/19/21	71,691	72,474
Bank of New York Mellon Corp. (The)
2.05%, 5/3/21	3,983	4,020
Wells Fargo & Co.,
2.10%, 7/26/21	256,632	260,294
2.50%, 3/4/21	161,215	162,717
3.00%, 1/22/21	58,816	59,320
4.60%, 4/1/21	167,024	170,580
		729,405
International Banks (1.2%)
BPCE SA
2.65%, 2/3/21	6,600	6,653
Credit Industriel et Commercial
1.88%, 12/18/20	200,000	199,965
	Face Amount (000)	Value (000)
Mizuho Financial Group, Inc.,
2.27%, 9/13/21	$8,711	$8,872
2.63%, 4/12/21 (b)	5,275	5,340
		220,830
Total Corporate Bonds (Cost $1,070,846)		1,072,550
Floating Rate Notes (c) (21.6%)
Automobiles (0.6%)
Toyota Motor Credit Corp., SOFR + 0.40%
0.48%, 10/23/20	113,000	113,025
Diversified Financial Services (0.1%)
Sumitomo Mitsui Financial Group, Inc.,
3 Month USD LIBOR + 1.11%, 1.38%, 7/14/21	9,353	9,427
3 Month USD LIBOR + 1.68%, 1.92%, 3/9/21	5,642	5,681
		15,108
Domestic Banks (4.5%)
Bank of America Corp.,
3 Month USD LIBOR + 1.42%, 1.69%, 4/19/21	10,750	10,831
First Abu Dhabi Bank USA,
3 Month USD LIBOR + 0.20%, 1.31%, 1/21/21	250,000	250,049
HSBC Bank USA NA,
3 Month USD LIBOR + 0.38%, 0.65%, 4/29/21	100,000	100,198
ING U.S. Funding LLC,
3 Month USD LIBOR + 0.20%, 0.47%, 10/19/20 (b)	100,000	100,009
Mizuho Securities USA LLC,
3 Month USD LIBOR + 0.16%, 0.41%, 9/27/21 (b)	50,000	50,008
1 Month USD LIBOR + 0.28%, 0.43%, 2/16/21	51,000	51,037
3 Month USD LIBOR + 0.19%, 0.47%, 8/23/21	85,000	85,012
Wells Fargo & Co.,
3 Month USD LIBOR + 1.03%, 1.27%, 7/26/21	122,318	123,226
3 Month USD LIBOR + 1.34%, 1.59%, 3/4/21	23,558	23,682
		794,052
Insurance (0.1%)
Metropolitan Life Global Funding I,
SOFR + 0.50%, 0.58%, 5/28/21 (b)	25,000	25,045
International Banks (16.3%)
Bank of Montreal,
3 Month USD LIBOR + 0.13%, 0.43%, 7/6/21	30,000	30,028
BNZ International Funding Ltd.,
1 Month USD LIBOR + 0.27%, 0.41%, 10/27/20 (b)	140,000	140,029
3 Month USD LIBOR + 0.19%, 0.47%, 10/8/20 (b)	125,000	125,005

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Portfolio of Investments (cont'd)

Ultra-Short Income Portfolio

	Face Amount (000)	Value (000)
International Banks (cont'd)
Canadian Imperial Bank of Commerce,
3 Month USD LIBOR + 0.16%, 0.40%, 8/6/21	$150,000	$150,197
Credit Suisse AG,
3 Month USD LIBOR + 0.23%, 0.47%, 12/30/20	300,000	300,167
Gilead Sciences, Inc.,
3 Month USD LIBOR + 0.15%, 0.36%, 9/17/21	40,000	40,002
HSBC Bank PLC,
1 Month USD LIBOR + 0.40%, 0.55%, 10/6/20 (b)	195,000	195,014
3 Month USD LIBOR + 0.40%, 0.65%, 4/28/21 (b)	100,000	100,208
Lloyds Bank PLC,
1 Month USD LIBOR + 0.17%, 0.32%, 12/4/20 (b)	115,000	115,033
Mizuho Financial Group, Inc.,
3 Month USD LIBOR + 1.14%, 1.39%, 9/13/21	10,320	10,416
3 Month USD LIBOR + 1.48%, 1.75%, 4/12/21 (b)	9,000	9,065
Skandinaviska Enskilda Banken AB,
3 Month USD LIBOR + 0.15%, 0.45%, 10/5/20	195,000	195,003
Societe Generale,
3 Month USD LIBOR + 0.23%, 0.48%, 2/2/21 (b)	165,000	165,086
3 Month USD LIBOR + 0.25%, 0.49%, 12/14/20 (b)	250,000	250,124
Sumitomo Mitsui Banking Corp.,
3 Month USD LIBOR + 0.35%, 0.62%, 7/16/21	17,610	17,645
0.66%, 4/6/21	131,391	131,615
Svenska Handelsbanken,
3 Month USD LIBOR + 0.15%, 0.37%, 12/30/20	200,000	200,091
3 Month USD LIBOR + 0.15%, 0.45%, 10/2/20	75,000	75,000
Toronto-Dominion Bank,
3 Month USD LIBOR + 0.19%, 0.47%, 10/7/20	75,000	75,003
Toyota Motor Finance,
3 Month USD LIBOR + 0.10%, 0.35%, 6/8/21	195,000	195,020
UBS AG London,
3 Month USD LIBOR + 0.18%, 0.40%, 6/25/21 (b)	390,000	390,273
		2,910,024
Total Floating Rate Notes (Cost $3,855,332)		3,857,254
	Face Amount (000)	Value (000)
Repurchase Agreements (14.7%)
ABN Amro Securities LLC, (0.28%, dated 9/30/20, due 10/1/20; proceeds $1,000; fully collateralized by various Corporate Bonds; 1.66% - 6.63% due 9/1/21 - 9/1/50; valued at $1,043)	$1,000	$1,000
Bank of America Securities, Inc., (0.40% (c), dated 9/2/20, due 12/4/20; proceeds $175,181; fully collateralized by various Common Stocks and Preferred Stocks; valued at $183,750) (Demand 10/02/20) (d)	175,000	175,000
Bank of America Securities, Inc., (0.55% (c), dated 7/27/20, due 7/27/21; proceeds $301,673; fully collateralized by various Common Stocks and Preferred Stocks; valued at $317,047) (Demand 10/27/20) (d)	300,000	300,000
BMO Capital Markets Corp., (0.21%, dated 9/30/20, due 10/1/20; proceeds $1,000; fully collateralized by various Corporate Bonds; 2.65% - 3.50% due 9/22/21 - 9/13/23; valued at $1,051)	1,000	1,000
BNP Paribas Prime Brokerage, Inc., (0.38%, dated 9/30/20, due 10/1/20; proceeds $190,002; fully collateralized by various Corporate Bonds; 2.31% - 12.00% due 6/12/21 - 10/7/79; valued at $201,006) (d)	190,000	190,000
BNP Paribas Securities Corp., (0.48%, dated 9/21/20, due 12/21/20; proceeds $200,243; fully collateralized by various Corporate Bonds; 3.88% - 11.50% due 6/15/21 - 11/1/48; valued at $211,796) (d)	200,000	200,000
Credit Agricole Corporate and Investment Bank, (0.22%, dated 9/17/20, due 10/19/20; proceeds $50,010; fully collateralized by various Corporate Bonds; 3.2% - 4.1% due 6/20/23 - 3/26/25; valued at $52,500) (Demand 10/07/20)	50,000	50,000
Credit Agricole Corporate and Investment Bank, (0.22%, dated 9/30/20, due 10/26/20; proceeds $100,016; fully collateralized by various Corporate Bonds; 2.05% - 4.27% due 11/10/20 - 2/21/30; valued at $105,001) (Demand 10/07/20)	100,000	100,000
Credit Agricole Corporate and Investment Bank, (0.24%, dated 8/11/20, due 11/12/20; proceeds $200,124; fully collateralized by various Corporate Bonds;1.02% - 5.88% due 9/11/22 - 5/8/30; valued at $210,000) (Demand 10/07/20)	200,000	200,000
JP Morgan Securities LLC, (0.46% (c), dated 8/17/20, due 12/4/20; proceeds $250,348; fully collateralized by various Common Stocks and Preferred Stocks; valued at $262,601) (Demand 10/1/20) (d)	250,000	250,000

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Portfolio of Investments (cont'd)

Ultra-Short Income Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
JP Morgan Securities LLC, (0.46% (c), dated 9/1/20, due 12/4/20; proceeds $100,120; fully collateralized by various Common Stocks and Preferred Stocks; valued at $105,040) (Demand 10/01/20) (d)	$100,000	$100,000
Mizuho Securities USA LLC, (0.23%, dated 9/30/20, due 10/1/20; proceeds $5,000; fully collateralized by various Common Stocks and Preferred Stocks; valued at $5,250) (d)	5,000	5,000
Pershing LLC, (0.40%, dated 9/30/20 due 10/1/20; proceeds $100,001; fully collateralized by various Corporate Bonds; 0.43% - 10.88% due 12/14/20 - 3/1/68; valued at $105,797) (d)	100,000	100,000
Scotia Capital USA, Inc., (0.33%, dated 9/30/20, due 10/1/20; proceeds $30,000; fully collateralized by various Corporate Bonds; 0.75% - 4.75% due 6/10/25 - 6/15/50; valued at $31,500)	30,000	30,000
Scotia Capital USA, Inc., (0.43%, dated 9/30/20, due 10/1/20; proceeds $850,010; fully collateralized by various Corporate Bonds; 3.55% - 9.25% due 10/26/20 - 10/15/27; valued at $900,883)	850,000	850,000
Wells Fargo Securities LLC, (0.55%, dated 9/9/20, due 12/7/20; proceeds $80,109; fully collateralized by various Common Stocks and Preferred Stocks; valued at $84,000) (d)	80,000	80,000
Total Repurchase Agreements (Cost $2,632,000)		2,632,000
Time Deposits (5.6%)
Domestic Bank (4.6%)
National Bank of Canada (Montreal Branch)
0.09%, 10/1/20	820,000	820,000
		820,000
International Banks (1.0%)
Canadian Imperial Bank of Commerce
0.08%, 10/1/20	100,000	100,000
Credit Agricole Corporate and Investment Bank
0.08%, 10/1/20	86,000	86,000
Total International Banks (Cost $186,000)		186,000
Total Time Deposits (Cost $1,006,000)		1,006,000
Total Investments (100.0%) (Cost $17,841,849) (e)		17,861,759
Liabilities in Excess of Other Assets (0.0%) (f)		(4,616)
Net Assets (100.0%)		$17,857,143

(a)  The rates shown are the effective yields at the date of purchase.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Floating or variable rate securities: The rates disclosed are as of September 30, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(d)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of September 30, 2020.

(e)  At September 30, 2020, the aggregate cost for federal income tax purposes is approximately $17,841,849,000. The aggregate gross unrealized appreciation is approximately $19,925,000 and the aggregate gross unrealized depreciation is approximately $15,000, resulting in net unrealized appreciation of approximately $19,910,000.

(f)  Amount is less than 0.05%.

LIBOR  London Interbank Offered Rate.

SOFR  Secured Overnight Financing Rate.

USD  United States Dollar.

Portfolio Composition

Classification	Percentage of Total Investments
Commercial Paper	31.5%
Floating Rate Notes	21.6
Certificates of Deposit	20.6
Repurchase Agreements	14.7
Corporate Bonds	6.0
Time Deposits	5.6
Total Investments	100.0%

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Ultra-Short Income Portfolio

Statement of Assets and Liabilities	September 30, 2020 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $17,841,849, including value of repurchases agreements of $2,632,000)	$17,861,759
Cash	405
Receivable for Fund Shares Sold	58,483
Interest Receivable	16,964
Other Assets	1,565
Total Assets	17,939,176
Liabilities:
Payable for Fund Shares Redeemed	72,745
Payable for Advisory Fees	5,911
Payable for Shareholder Services Fees — Institutional Class	106
Payable for Shareholder Services Fees — Class A	1,230
Payable for Administration Fees	1,191
Dividends Payable	256
Payable for Custodian Fees	88
Payable for Professional Fees	63
Payable for Transfer Agency Fees — Class IR	11
Payable for Transfer Agency Fees — Institutional Class	3
Payable for Transfer Agency Fees — Class A	2
Other Liabilities	427
Total Liabilities	82,033
Net Assets	$17,857,143
Net Assets Consist of:
Paid-in-Capital	$17,903,049
Total Accumulated Loss	(45,906)
Net Assets	$17,857,143
CLASS IR:
Net Assets	$5,388,750
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	539,531,162
Net Asset Value, Offering and Redemption Price Per Share	$9.99
Institutional Class:
Net Assets	$2,544,657
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	254,801,472
Net Asset Value, Offering and Redemption Price Per Share	$9.99
CLASS A:
Net Assets	$9,923,736
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	993,748,846
Net Asset Value, Offering and Redemption Price Per Share	$9.99

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Ultra-Short Income Portfolio

Statement of Operations	Year Ended September 30, 2020 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$284,316
Expenses:
Advisory Fees (Note B)	35,113
Shareholder Services Fees — Institutional Class (Note D)	1,424
Shareholder Services Fees — Class A (Note D)	25,276
Administration Fees (Note C)	14,045
Registration Fees	3,180
Custodian Fees (Note F)	393
Trustees' Fees and Expenses	339
Professional Fees	168
Shareholder Reporting Fees	157
Transfer Agency Fees — Class IR (Note E)	43
Transfer Agency Fees — Institutional Class (Note E)	11
Transfer Agency Fees — Class A (Note E)	8
Pricing Fees	16
Other Expenses	479
Expenses Before Non Operating Expenses	80,652
Bank Overdraft Expense	1
Total Expenses	80,653
Waiver of Advisory Fees (Note B)	(12,455)
Reimbursement of Class Specific Expenses — Class IR (Note B)	(49)
Reimbursement of Class Specific Expenses — Institutional Class (Note B)	(12)
Waiver of Shareholder Servicing Fees — Class A (Note D)	(2,447)
Net Expenses	65,690
Net Investment Income	218,626
Realized Loss:
Investments Sold	(67,256)
Change in Unrealized Appreciation (Depreciation):
Investments	7,979
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(59,277)
Net Increase in Net Assets Resulting from Operations	$159,349

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Ultra-Short Income Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2020 (000)	Year Ended September 30, 2019 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$218,626	$351,961
Net Realized Gain (Loss)	(67,256)	769
Net Change in Unrealized Appreciation	7,979	8,581
Net Increase in Net Assets Resulting from Operations	159,349	361,311
Dividends and Distributions to Shareholders:
Class IR	(61,803)	(81,786)
Institutional Class	(39,633)	(71,086)
Class A	(117,190)	(199,089)
Total Dividends and Distributions to Shareholders	(218,626)	(351,961)
Capital Share Transactions:(1)
Class IR:
Subscribed	9,745,593	7,672,933
Distributions Reinvested	49,827	71,902
Redeemed	(9,159,258)	(4,822,141)
Institutional Class:
Subscribed	4,112,421	3,028,912
Distributions Reinvested	39,629	71,086
Redeemed	(4,681,680)	(2,739,398)
Class A:
Subscribed	12,175,182	12,220,046
Distributions Reinvested	117,124	198,964
Redeemed	(13,117,055)	(7,906,616)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(718,217)	7,795,688
Total Increase (Decrease) in Net Assets	(777,494)	7,805,038
Net Assets:
Beginning of Period	18,634,637	10,829,599
End of Period	$17,857,143	$18,634,637
(1) Capital Share Transactions:
Class IR:
Shares Subscribed	974,475	765,985
Shares Issued on Distributions Reinvested	4,979	7,177
Shares Redeemed	(915,518)	(481,379)
Net Increase in Class IR Shares Outstanding	63,936	291,783
Institutional Class:
Shares Subscribed	410,877	302,377
Shares Issued on Distributions Reinvested	3,960	7,097
Shares Redeemed	(468,012)	(273,488)
Net Increase (Decrease) in Institutional Class Shares Outstanding	(53,175)	35,986
Class A:
Shares Subscribed	1,217,011	1,220,000
Shares Issued on Distributions Reinvested	11,703	19,862
Shares Redeemed	(1,311,473)	(789,334)
Net Increase (Decrease) in Class A Shares Outstanding	(82,759)	450,528

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Financial Highlights

Ultra-Short Income Portfolio

	Class IR
	Year Ended September 30,						Period from April 28, 2016(1) to
Selected Per Share Data and Ratios	2020	2019	2018		2017		September 30, 2016
Net Asset Value, Beginning of Period	$10.02	$10.01	$10.01		$10.00		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.13	0.25	0.19		0.12		0.03
Net Realized and Unrealized Gain (Loss)	(0.03)	0.01	(0.01)		0.00	(3)	0.00	(3)
Total from Investment Operations	0.10	0.26	0.18		0.12		0.03
Distributions from and/or in Excess of:
Net Investment Income	(0.13)	(0.25)	(0.18)		(0.11)		(0.03)
Net Realized Gain	—	—	(0.00	)(3)	(0.00	)(3)	—
Total Distributions	(0.13)	(0.25)	(0.18)		(0.11)		(0.03)
Net Asset Value, End of Period	$9.99	$10.02	$10.01		$10.01		$10.00
Total Return(4)	1.03%	2.68%	1.87%		1.18%		0.26	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,388,750	$4,765,201	$1,840,647		$1,122,452		$276,348
Ratio of Expenses Before Expense Limitation	0.31%	0.30%	0.30%		0.30%		0.42	%(6)
Ratio of Expenses After Expense Limitation	0.24%	0.24%	0.23%		0.22%		0.18	%(6)
Ratio of Expenses After Expense Limitation Excluding Non-Operating Expenses	0.24%	0.24%	N/A		N/A		N/A
Ratio of Net Investment Income	1.34%	2.53%	1.86%		1.16%		0.61	%(6)
Portfolio Turnover Rate	N/A(7)	N/A(7)	N/A(7)		N/A(7)		N/A(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Not annualized.

(6)  Annualized.

(7)  During the reporting period, the Fund did not hold any long-term investments and accordingly portfolio turnover is not applicable.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Financial Highlights

Ultra-Short Income Portfolio

	Institutional Class
	Year Ended September 30,						Period from April 28, 2016(1) to
Selected Per Share Data and Ratios	2020	2019	2018		2017		September 30, 2016
Net Asset Value, Beginning of Period	$10.02	$10.01	$10.01		$10.00		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.14	0.25	0.18		0.11		0.02
Net Realized and Unrealized Gain (Loss)	(0.04)	0.01	0.00	(3)	0.00	(3)	0.00	(3)
Total from Investment Operations	0.10	0.26	0.18		0.11		0.02
Distributions from and/or in Excess of:
Net Investment Income	(0.13)	(0.25)	(0.18)		(0.10)		(0.02)
Net Realized Gain	—	—	(0.00	)(3)	(0.00	)(3)	—
Total Distributions	(0.13)	(0.25)	(0.18)		(0.10)		(0.02)
Net Asset Value, End of Period	$9.99	$10.02	$10.01		$10.01		$10.00
Total Return(4)	0.98%	2.62%	1.82%		1.13%		0.24	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,544,657	$3,085,210	$2,722,775		$1,695,589		$196,092
Ratio of Expenses Before Expense Limitation	0.36%	0.34%	0.35%		0.35%		0.48	%(6)
Ratio of Expenses After Expense Limitation	0.29%	0.29%	0.28%		0.27%		0.23	%(6)
Ratio of Expenses After Expense Limitation Excluding Non-Operating Expenses	0.29%	0.29%	N/A		N/A		N/A
Ratio of Net Investment Income	1.39%	2.48%	1.84%		1.09%		0.65	%(6)
Portfolio Turnover Rate	N/A(7)	N/A(7)	N/A(7)		N/A(7)		N/A(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Not annualized.

(6)  Annualized.

(7)  During the reporting period, the Fund did not hold any long-term investments and accordingly portfolio turnover is not applicable.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Financial Highlights

Ultra-Short Income Portfolio

	Class A
	Year Ended September 30,						Period from April 28, 2016(1) to
Selected Per Share Data and Ratios	2020	2019	2018		2017		September 30, 2016
Net Asset Value, Beginning of Period	$10.02	$10.01	$10.01		$10.00		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.12	0.23	0.17		0.09		0.01
Net Realized and Unrealized Gain (Loss)	(0.04)	0.01	(0.01)		0.00	(3)	0.00	(3)
Total from Investment Operations	0.08	0.24	0.16		0.09		0.01
Distributions from and/or in Excess of:
Net Investment Income	(0.11)	(0.23)	(0.16)		(0.08)		(0.01)
Net Realized Gain	—	—	(0.00	)(3)	(0.00	)(3)	—
Total Distributions	(0.11)	(0.23)	(0.16)		(0.08)		(0.01)
Net Asset Value, End of Period	$9.99	$10.02	$10.01		$10.01		$10.00
Total Return(4)	0.80%	2.42%	1.61%		0.92%		0.14	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$9,923,736	$10,784,226	$6,266,177		$2,581,479		$164,528
Ratio of Expenses Before Expense Limitation	0.56%	0.55%	0.55%		0.55%		0.68	%(6)
Ratio of Expenses After Expense Limitation	0.46%	0.49%	0.48%		0.47%		0.44	%(6)
Ratio of Expenses After Expense Limitation Excluding Non-Operating Expenses	0.46%	0.49%	N/A		N/A		N/A
Ratio of Net Investment Income	1.16%	2.29%	1.68%		0.91%		0.48	%(6)
Portfolio Turnover Rate	N/A(7)	N/A(7)	N/A(7)		N/A(7)		N/A(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Not annualized.

(6)  Annualized.

(7)  During the reporting period, the Fund did not hold any long-term investments and accordingly portfolio turnover is not applicable.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("Trust'') is registered under the Investment Company Act of 1940, as amended (the "Act''), as an open-end management investment company. The Trust is comprised of twelve separate, active funds (individually referred to as a "Fund," collectively as the "Funds"). The Trust applies investment company accounting and reporting guidance. All Funds are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Ultra-Short Income Portfolio. The Fund seeks current income with capital preservation while maintaining liquidity. The Fund offers three classes of shares — Class IR, Institutional Class and Class A.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In March 2017, the Financial Accounting Standards Board ("FASB") issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the "ASU") which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund has adopted the ASU as of September 30, 2020 and it did not have an impact on the Fund's financial statements.

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting ("ASU 2020-04"), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate ("LIBOR") and other IBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; and (2) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities

19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Trust's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments,

interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2020:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Short-Term Investments
Certificates of Deposit	$—	$3,670,964	$—	$3,670,964
Commercial Paper	—	5,622,991	—	5,622,991
Corporate Bonds	—	1,072,550	—	1,072,550
Floating Rate Notes	—	3,857,254	—	3,857,254
Repurchase Agreements	—	2,632,000	—	2,632,000
Time Deposits	—	1,006,000	—	1,006,000
Total Short-Term Investments	—	17,861,759	—	17,861,759
Total Assets	$—	$17,861,759	$—	$17,861,759

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a

20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian for investment companies advised by the Fund's Adviser. The Fund will participate on a pro rata basis with the other investment companies in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Repurchase agreements are subject to Master Repurchase Agreements which are agreements between the Fund and its counterparties that typically include provisions which provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated on the Portfolio of Investments, the cash or securities to be repurchased exceeds the repurchase price to be paid under the repurchase agreement reducing the net settlement amount to zero.

4.  Indemnifications: The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the close of each business day. Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

6.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services and transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.20% of the average daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.25% for Class IR shares, 0.30% for Institutional Class shares and 0.55% for Class A shares. Effective July 1, 2020, the Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses will not exceed 0.45% for Class A shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until

21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. In addition, the Adviser may make additional voluntary fee waivers and/or expense reimbursements. The ratios of expenses to average net assets disclosed in the Fund's Financial Highlights may be lower than the maximum expense ratios due to these additional fee waivers and/or expense reimbursements. The Adviser may also waive additional advisory fees and/or reimburse expenses to enable the Fund to maintain a minimum level of daily net investment income. For the year ended September 30, 2020, approximately $12,455,000 of advisory fees were waived and approximately $61,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Trust's Distributor of Fund shares pursuant to a Distribution Agreement. The Trust has adopted a Shareholder Services Plan with respect to the Institutional Class shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.05% of the Fund's average daily net assets attributable to the Institutional Class shares.

The Trust has adopted a Shareholder Services Plan with respect to the Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to the Class A shares. The Distributor has agreed to waive the 12b-1 fee on Class A shares of the Fund to the extent it exceeds 0.15% of the average daily net assets of such shares on an annualized basis. This waiver will continue for at least one year or until such time as the Trustees act to discontinue all or a portion of such waiver when it deems such action is appropriate. For the year ended September 30, 2020, this waiver amounted to approximately $2,447,000.

The shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Institutional Class and Class A shares.

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Trust's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Trust pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust.

Morgan Stanley Services Company Inc. serves as Co-Transfer Agent and provides certain transfer agency services to the Fund with respect to certain direct transactions with the Fund.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended September 30, 2020, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended September 30, 2020, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2020 and 2019 was as follows:

2020 Distributions Paid From: Ordinary Income (000)	2019 Distributions Paid From: Ordinary Income (000)
$218,626	$351,961

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended September 30, 2020.

At September 30, 2020, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$2,077	$—

At September 30, 2020, the Fund had available for federal income tax purposes unused short-term capital losses of approximately $67,256,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Trust and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended September 30, 2020, the Fund did not have any borrowings under the Facility.

J. Other: At September 30, 2020, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 78.2%.

K. Market Risk: Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's investments

23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

L. LIBOR Risk: The Fund's investments, payment obligations and financing terms may be based on floating rates, such as London Interbank Offer Rate ("LIBOR"), Euro Interbank Offered Rate and other similar types of reference rates (each, a "Reference Rate"). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings from each other within certain financial markets. On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority ("FCA"), which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after the end of 2021. This announcement and any additional regulatory or market changes may have an adverse impact on the Fund or its investments.

In advance of 2022, regulators and market participants are currently engaged in identifying successor Reference Rates ("Alternative Reference Rates"). Additionally, prior to the end of 2021, it is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to the Fund. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of Alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by the Fund or on its overall financial condition or results of operations.

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Ultra-Short Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Ultra-Short Income Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund Trust (the "Trust")), including the portfolio of investments, as of September 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from April 28, 2016 (commencement of operations) through September 30, 2016 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund Trust) at September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from April 28, 2016 (commencement of operations) through September 30, 2016, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
November 24, 2020

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2019, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the three-year period but below its peer group average for the one-year period and the period since the end of April 2016, the month of the Fund's inception. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's (i) performance was acceptable and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

As part of the Board's review, the Board received information from management on the impact of COVID-19 on the firm generally and the Adviser and the Fund in particular including, among other information, the pandemic's current and expected impact on the Fund's performance and operations.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Trustees (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on April 22-23, 2020, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from December 1, 2018, through December 31, 2019, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; Formerly, Director of BP p.l.c. (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1953	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1955	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1957	Trustee	Since January 2015	Chairman, Opus Capital Group (since January 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008); Member, Service Provider Committee (2005-2008) and Director of Best Transport (2006-2019).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); Director, Rubicorn Investments (since February 2019); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	87	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1958	Trustee	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1960	Trustee	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1947	Chair of the Board and Trustee	Chair of the Boards since August 2020 and Trustee since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Chairperson of the Governance Committee; Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2019) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Co-Transfer Agent

Morgan Stanley Services Company, Inc.
522 Fifth Avenue
New York, New York 10036

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. However, the holdings for each money market fund are posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund Trust, which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

35

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2020 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTUSIANN
3299158 EXP 11.30.21

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Ultra-Short Municipal Income Portfolio

Annual Report

September 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	21
Investment Advisory Agreement Approval	22
Liquidity Risk Management Program	24
Federal Tax Notice	25
Privacy Notice	26
Trustee and Officer Information	28

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Ultra-Short Municipal Income Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2020

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Expense Example (unaudited)

Ultra-Short Municipal Income Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2020 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/20	Actual Ending Account Value 9/30/20	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Ultra-Short Municipal Income Portfolio Class IR	$1,000.00	$1,002.20	$1,024.35	$0.65	$0.66	0.13%
Ultra-Short Municipal Income Portfolio Institutional Class	1,000.00	1,002.70	1,023.85	1.15	1.16	0.23
Ultra-Short Municipal Income Portfolio Class A	1,000.00	1,001.30	1,023.50	1.50	1.52	0.30

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 183/366 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Investment Overview (unaudited)

Ultra-Short Municipal Income Portfolio

The Fund seeks current income exempt from federal income tax and capital preservation while maintaining liquidity.

Performance

For the fiscal year ended September 30, 2020, the Fund's Institutional Class Share had a total return based on net asset value and reinvestment of distributions per share of 1.01%, net of fees. The Fund's Institutional Class Share outperformed against the Fund's benchmark, the Bloomberg BVAL Municipal AAA Yield Curve (Callable) 3 Month Index (the "Index"), which returned 0.64%. For the seven-day period ended September 30, 2020, the Fund's Institutional Class Share provided an annualized current yield of 0.06% (subsidized) and –0.30% (non-subsidized), while its 30-day moving average annualized yield was 0.04% (subsidized) and –0.32% (non-subsidized). The 30-day SEC yield was 0.04% (subsidized) and –0.32% (non-subsidized). The 30-day taxable equivalent SEC yield was 0.06% (subsidized) and –0.50% (non-subsidized). The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  Municipal bonds experienced significant volatility in the first half of 2020 triggered by the global pandemic. The increase in short-term tax-exempt yields in March 2020 was largely a supply and demand situation related to redemption activity across the money market fund industry. The Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index, which is a 7-day high-grade market index comprised of tax-exempt variable rate demand obligations (VRDOs), spiked to a high of 5.20% on March 18, 2020.i

•  As fund flows stabilized across money markets and supply in tax-exempt securities became limited, yields dropped from the March highs. At the same time, the Federal Reserve (Fed) and central banks around the world injected liquidity into the short-term markets. To combat the economic slowdown from the prolonged shutdown, the Fed announced that it would extend asset purchases (known as quantitative easing) to support the economy to an unlimited amount, as well as include other assets such as corporate and municipal bonds. In addition, the Fed created the Money Market Liquidity

  Facility to support prime and tax-exempt money markets. Importantly, the concerns in the overall money market industry were largely unrelated to tax-exempt/municipal securities; this was a liquidity crisis.

•  On April 9, 2020, the Fed announced the creation of the Municipal Liquidity Facility (MLF) to help state and local governments better manage cash flow pressures to continue to serve households and businesses in their communities. With the creation of the MLF, the broader municipal market stabilized and began to normalize through May 2020.

•  After a strong three-month recovery, the muni market began to cool in the later part of the third quarter of 2020. All-time low yields, uncertainty around additional fiscal support and less favorable supply-demand dynamics began to weigh on the market.

•  Issuance remained high through the third quarter of 2020 (at $47.28 billion for the month of September, the highest monthly issuance since records began in 1986).ii Supply continued to outpace reinvestment of income from coupons, calls and maturities, negating the net negative supply that typically occurs at this time of year. Bid-wanted activity increased in the secondary market, while dealer inventories remained near multi-year lows, signaling a weaker appetite for municipal bonds among the broker-dealer community.

•  Investor flows into municipal bond funds remained net positive but waned later in the third quarter of 2020 as valuations became stretched and fundamental concerns resurfaced. The inability of Congress to reach an agreement on another round of fiscal aid was causing concerns that cities and states will be ill-equipped to address an estimated $1 trillion of budgetary shortfalls.iii However, we note that most municipal issuers have ample capacity to meet their obligations without federal assistance.

i  Source: Bloomberg L.P. The SIFMA Index is issued weekly and is compiled from the weekly interest rate resets of tax-exempt variable rate issues included in a database maintained by Municipal Market Data which meet specific criteria established from time to time by the Securities Industry and Financial Markets Association. The index performance is provided for illustrative purposes only and is not meant to depict the performance of a specific investment.

ii  Source: The Bond Buyer, September 30, 2020.

iii  Source: Barron's, "Cities and States are Facing a $1 Trillion Budget Mess. There Will Be More Trouble Ahead," Leslie P. Norton and Stephen Kleege, August 28, 2020.

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Investment Overview (unaudited) (cont'd)

Ultra-Short Municipal Income Portfolio

•  While state and local governments will face significant headwinds as they finalize their 2021 and 2022 budgets, state governments have broad powers to recover lost revenues and cut spending to balance their budgets. Most municipal governments are highly rated and have the constitutional ability to incur debt until revenues recover. Issuance has spiked in recent months as borrowers take advantage of low rates to reduce their interest expense. Large lower-quality borrowers have tapped into the Fed's Municipal Liquidity Facility to cover operating costs at lower rates than those available in the traditional municipal bond market.

•  Key positive contributors to the Fund's performance included its high exposure to floating- and variable-rate notes (63% of the portfolio as of September 30, 2020). The Fund's floating-rate note (FRN) holdings benefited from relatively low price volatility in the period, and the Fund captured strong income from FRN holdings.

•  The Fund's sector and credit quality allocations were favorable to performance as credit rebounded in May and June 2020 after the sell-off in March 2020. The Fund's overweight allocation in corporate credit (industrial development revenue/pollution control revenue bonds), utility bonds and health care bonds outperformed as these sectors recovered.

•  However, the declining interest rate environment has limited reinvestment opportunities, as coupon income and the proceeds from called and maturing bonds are reinvested into the lower yielding bonds on offer in the current market. Additionally, market technicals were a headwind to performance later in the period. Strong issuance in the third quarter of 2020 led to the refunding and call of many FRN holdings.

Management Strategies

•  We anticipate increased volatility in the months ahead and a less favorable supply and demand dynamic that will likely act as a near-term drag on the market. We believe that clarity around the size and scope of additional federal stimulus is necessary to mitigate uncertainty and ease investor concerns.

•  We maintain a short duration stance given stretched valuations and the potential for increased volatility in the coming months. We continue to hold a bias toward higher quality assets overall and continue to advocate careful security selection as the impact of the pandemic varies across market segments. We prefer essential service revenue issues such as water & sewer, public power and pollution control. With the front end of the municipal yield curve being flat, we believe the portfolio can continue to benefit in terms of liquidity and income. The Fund's exposures to variable-rate demand notes, FRNs and 3-month put and tender option bond rolls may contribute to higher income and principal stability, as well as provide the flexibility to adjust and take advantage of market opportunities as they present.

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Investment Overview (unaudited) (cont'd)

Ultra-Short Municipal Income Portfolio

*  Minimum Investment

**  Commenced operations on December 19, 2018.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A and Class IR shares will vary from the performance of Institutional Class shares and will be negatively impacted by additional fees assessed to those classes (where applicable).

Performance Compared to the Bloomberg BVAL Municipal AAA Yield Curve (Callable) 3 Month Index(1), and the Lipper Short Municipal Debt Funds Index(2)

	Period Ended September 30, 2020 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class IR Shares w/o sales charges(4)	0.91%	—	—	1.18%
Fund — Institutional Class Shares w/o sales charges(4)	1.01	—	—	1.20
Fund — Class A Shares w/o sales charges(4)	0.73	—	—	0.99
Bloomberg BVAL Municipal AAA Yield Curve (Callable) 3 Month Index	0.64	—	—	0.94
Lipper Short Municipal Debt Funds Index	1.80	—	—	2.24

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to differences in expenses.

(1)  Bloomberg BVAL Municipal AAA Yield Curve (Callable) 3 Month Index is Bloomberg's evaluated pricing service, BVAL, provides a municipal "AAA" 5% coupon benchmark yield curve that is the baseline curve for BVAL tax-exempt municipals. It is populated with high quality U.S. municipal bonds with an average rating of "AAA" from Moody's and S&P. The yield curve is built using non-parametric fit of market data obtained from the Municipal Securities Rulemaking Board, new issues and other proprietary contributed prices. The benchmark is updated hourly and utilizes eligible "AAA" traded observations throughout the day and accessible on through Bloomberg services. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Short Municipal Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Short Municipal Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Short Municipal Debt Funds classification.

(3)  Total returns for the Fund reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(4)  Commenced operations on December 19, 2018.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Indexes.
6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Portfolio of Investments

Ultra-Short Municipal Income Portfolio

	Face Amount (000)	Value (000)
Weekly Variable Rate Bonds (a) (29.2%)
Ascension Parish, LA, BASF Corp. Project Ser 1995 (AMT) 0.30%, 3/1/25	$2,400	$2,400
Blytheville Arkansas Industrial, AR, Development Revenue Variable Refunding Revenue Bonds Nucor Corp. 2002 0.20%, 1/2/33	8,000	8,000
Brazos, TX, River Harbor Navigation District BASF Corp. Project Ser 1996 (AMT)
0.30%, 4/1/31	5,000	5,000
Iowa State Finance Authority, Midwestern Disaster Area Revenue Bonds Archer-Daniels-Midland Company Project Series 2012
0.16%, 12/1/45	10,000	10,000
Solid Waste Facilities Revenue Bonds, Mid America Energy Company Project, Ser 2016 B (AMT)
0.19%, 12/1/46	7,500	7,500
Solid Waste Facilities Revenue Bonds, Mid America Energy Company Project, Ser 2017
0.17%, 12/1/47	7,500	7,500
Kentucky Economic Development Finance Authority, KY, Catholic Health Initiatives Ser 2004 C
0.21%, 5/1/34	2,400	2,400
Mississippi Business Finance Corporation, MS, Solid Waste Disposal Revenue Variable Bonds Waste Management Inc 2003
0.18%, 7/1/28	3,500	3,500
Parish of St. James, State of Louisiana Revenue Bonds, LA, Nucor Steel Louisiana LLC Project, Series 2010B-1, Gulf Opportunity Zone Bonds
0.20%, 11/1/40	1,500	1,500
Port Arthur, TX, Navigation District Revenue Multi-Modal Variable Rate Demand Revenue Bonds BASF Corp. 1998
0.30%, 4/1/33	7,600	7,600
RBC Municipal Products Trust, Inc., NA, Various States Certificates E-141
0.15%, 12/1/23 (b)	4,000	4,000
Various States Certificates E-145
0.15%, 9/8/21 (b)	4,000	4,000
RBC Municipal Products Trust, Inc., MA, Partners Healthcare System Adjustable Ser 2019 T-2 Floater Certificates Ser 2018-E-130
0.15%, 11/1/23 (b)	1,000	1,000
RBC Municipal Products Trust, Inc., MO, Health and Educational Facilities Authority of the State of Missouri SSM Health Ser 2019 A Floater Certificates Ser 2019-C17
0.17%, 12/1/39 (b)	2,000	2,000
	Face Amount (000)	Value (000)
RBC Municipal Products Trust, Inc., NY, New York City Variable Ser 2006 Subser I-5 Floater Certificates Ser 2019-E133
0.15%, 5/1/23 (b)	$4,000	$4,000
Tender Option Bond Trust, TX, Harris County Cultural Education Facilities Financing Corporation Baylor College of Medicine Ser B Puttable Floating Rate Receipts Ser 2019-BAML 5012
0.17%, 11/15/46 (b)	4,255	4,255
Utah Water Finance Agency, Ser 2008 B
0.15%, 10/1/37	2,065	2,065
Washington County, Nebraska Industrial Development Revenue Bonds (Cargill, Inc. Recovery Zone Facility Project) Series 2010B
0.15%, 12/1/40	15,000	15,000
Total Weekly Variable Rate Bonds (Cost $91,720)		91,720
Daily Variable Rate Bonds (a) (21.6%)
Bay County, Florida Industrial Development Revenue Bonds (Gulf Power Company Project), Series 2020
0.17%, 6/1/50	15,000	15,000
Harris County Cultural Education Facilities Finance Corporation Revenue Bonds, TX, Houston Methodist Series 2020B
0.14%, 12/1/59	4,000	4,000
Indiana Finance Authority, Environmental Refunding Duke Energy Indiana Inc Ser 2009 A-4
0.13%, 12/1/39	5,000	5,000
JP Morgan Chase Putters, NA, Drivers Trust Various States Certificates 5032
0.15%, 12/15/34 (b)	15,000	15,000
Drivers Trust Various States Certificates 5033
0.34%, 2/16/22 (b)	1,000	1,000
Drivers Trust Various States Certificates 5035
0.15%, 2/1/21 (b)	5,000	5,000
Louisville and Jefferson County, KY, Regional Airport UPS Worldwide
0.15%, 1/1/29	8,000	8,000
The Industrial Development Board of The Town of Columbia Pollution Control Revenue Refunding Bonds, AL, Alabama Power Company Project Series 2014-C
0.15%, 12/1/37	5,000	5,000
West Jefferson, AL, Industrial Development Board Solid Waste Disposal Revenue Alabama Power- Miller Plant Ser 2008 (AMT)
0.17%, 12/1/38	10,000	10,000
Total Daily Variable Rate Bonds (Cost $68,000)		68,000
Closed-End Investment Companies (a) (9.8%)
BlackRock MuniYield Investment Fund, Inc. (MYF), OT, VRDP Ser W-7-594 (AMT)
0.22%, 6/1/41 (b)	4,000	4,000
BlackRock MuniYield Quality Fund III, Inc. (MYI), OT, VRDP (AMT)
0.22%, 6/1/41 (b)	2,400	2,400

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Portfolio of Investments (cont'd)

Ultra-Short Municipal Income Portfolio

	Face Amount (000)	Value (000)
Closed-End Investment Companies (a) (cont'd)
JP Morgan Chase & Co., OT, Variable Rate Muni Term Preferred- Invesco Value Municipal Income Trust PUTTERs Ser 5027 (AMT)
0.34%, 6/1/21 (b)	$10,000	$10,000
Nuveen AMT-Free Municipal Credit Income Fund, MFP Share Ser B
0.68%, 3/1/29 (b)	5,000	5,000
Nuveen New York AMT Free Quality Municipal Income Fund 800, Ser E (AMT)
1.70%, 5/1/47 (b)	5,000	5,000
Nuveen Quality Municipal Income Fund, Ser 2-2525 (AMT)
1.46%, 9/11/26 (b)	2,400	2,400
Western Asset Managed Municipals Fund Inc, OT, VRDP Ser 1 (AMT)
0.20%, 3/4/45 (b)	2,000	2,000
Total Closed-End Investment Companies (Cost $30,800)		30,800
Floating Rate Notes (a) (12.7%)
Colorado Health Facilities Authority Revenue Bonds, CO, Series 2008C-2
1.36%, 10/1/39	300	300
Indiana Finance Authority Economic Development Refunding Revenue Bonds, IN, Republic Services, Inc. Project Series 2010A (AMT)
0.28%, 5/1/34	9,500	9,507
Metropolitan Water District of Southern California, Water Ser 2017 E
0.37%, 7/1/37	4,500	4,502
Michigan Finance Authority Hospital Refunding Bonds McLaren Health Care Ser 2015D-2
0.62%, 10/15/38	7,500	7,501
Michigan State Finance Authority, Trinity Health Credit Group Ser 2015
0.64%, 12/1/39	6,010	6,009
New York City Cultural Resources Trust, NY, American Museum of Natural History Ser 2014 B1
0.32%, 4/1/44	5,000	5,000
Public Finance Authority Solid Waste Disposal Refunding Revenue Bonds, WI, Waste Management, Inc. Project Series 2017A-2
0.45%, 10/1/25	7,000	7,000
Total Floating Rate Notes (Cost $39,810)		39,819
Quarterly Variable Rate Bonds (a) (3.4%)
Miami-Dade County, FL, Industrial Development Authority Solid Waste Management, Inc. of Florida Ser 2011 (AMT)
1.60%, 11/1/41	4,500	4,505
Pennsylvania Economic Development Financing Authority, Republic Service, Inc. Ser 2019A (AMT)
0.60%, 4/1/34	1,100	1,100
The Industrial Development Authority of The City of Phoenix, AZ, Solid Waste Disposal Revenue Refunding Bonds Series 2013
0.48%, 12/1/35	5,000	5,001
Total Quarterly Variable Rate Bonds (Cost $10,600)		10,606
	Face Amount (000)	Value (000)
Semi-Annual Variable Rate Bonds (a) (3.6%)
RBC Municipal Products Trust, Inc., CO, City and County of Denver, Airport System — Subordinate Bonds Floater Certificates Ser 2019-G114
0.37%, 12/1/26 (b)	$6,000	$6,000
RBC Municipal Products Trust, Inc., FL, Broward County Port Facilities Revenue Ser B Floater Certificates Ser 2019-G115
0.37%, 9/1/27 (b)	4,000	4,000
RBC Municipal Products Trust, Inc., SC, Transportation Infrastructure Bank Ser 2017 A, Floater Certificates Ser 2019-G109
0.32%, 10/1/25 (b)	1,500	1,500
Total Semi-Annual Variable Rate Bond (Cost $11,500)		11,500
Commercial Paper (c) (14.3%)
JEA FLA Electric System Revenue, FL, Commercial Paper 3/A2 Sub Ser 2000-F-2
0.20%, 10/1/20	4,000	4,000
0.28%, 10/9/20	11,000	11,000
Mercer County, ND, Pollution Control Commercial Paper Notes 3/A2 Ser 1
0.20%, 10/2/20	3,000	3,000
0.21%, 10/8/20	12,000	12,000
York County, SC, National Rural Utilities Cooperative Finance Corporation Pollution Control Revenue IAM Commercial Paper 3/A2 Ser 2000
0.18%, 10/1/20	15,000	15,000
Total Commercial Paper (Cost $45,000)		45,000
Municipal Bonds & Notes (6.2%)
Dormitory Authority of The State of New York State Personal Income Tax Subordinate RANs, Ser 2020 B
5.00%, 3/31/21	2,900	2,970
Miami-Dade County, FL, Aviation Revenue Miami International Airport Series 2012 A (AMT)
5.00%, 10/1/20	1,950	1,950
State of Texas Tax And Revenue Anticipation Notes, Series 2020 (TX)
4.00%, 8/26/21	14,000	14,481
Total Municipal Bonds & Notes (Cost $19,389)		19,401
Total Investments (100.8%) (Cost $316,819) (d)		316,846
Liabilities in Excess of Other Assets (–0.8%)		(2,648)
Net Assets (100.0%)		$314,198

(a)  Floating or variable rate securities: The rates disclosed are as of September 30, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Portfolio of Investments (cont'd)

Ultra-Short Municipal Income Portfolio

(c)  The rates shown are the effective yields at the date of purchase.

(d)  At September 30, 2020, the aggregate cost for federal income tax purposes is approximately $316,819,000. The aggregate gross unrealized appreciation is approximately $28,000 and the aggregate gross unrealized depreciation is approximately $1,000, resulting in net unrealized appreciation of approximately $27,000.

AMT  Alternative Minimum Tax.

PUTTERs  Puttable Tax-Exempt Receipts.

RANs  Revenue Anticipation Notes.

VRDP  Variable Rate Demand Preferred.

Portfolio Composition

Classification	Percentage of Total Investments
Weekly Variable Rate Bonds	28.9%
Daily Variable Rate Bonds	21.5
Commercial Paper	14.2
Floating Rate Notes	12.6
Closed-End Investment Companies	9.7
Other*	7.0
Municipal Bonds & Notes	6.1
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Ultra-Short Municipal Income Portfolio

Statement of Assets and Liabilities	September 30, 2020 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $316,819)	$316,846
Cash	120
Receivable for Fund Shares Sold	645
Interest Receivable	243
Due from Adviser	85
Receivable for Investments Sold	80
Other Assets	47
Total Assets	318,066
Liabilities:
Payable for Fund Shares Redeemed	3,760
Payable for Professional Fees	45
Payable for Shareholder Services Fees — Institutional Class	1
Payable for Shareholder Services Fees — Class A	24
Payable for Administration Fees	21
Payable for Custodian Fees	3
Payable for Transfer Agency Fees — Class IR	—	@
Payable for Transfer Agency Fees — Institutional Class	1
Payable for Transfer Agency Fees — Class A	1
Other Liabilities	12
Total Liabilities	3,868
Net Assets	$314,198
Net Assets Consist of:
Paid-in-Capital	$314,130
Total Distributable Earnings	68
Net Assets	$314,198
CLASS IR:
Net Assets	$118,335
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	11,831,207
Net Asset Value, Offering and Redemption Price Per Share	$10.00
INSTITUTIONAL CLASS:
Net Assets	$9,997
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	998,192
Net Asset Value, Offering and Redemption Price Per Share	$10.02
CLASS A:
Net Assets	$185,866
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	18,580,220
Net Asset Value, Offering and Redemption Price Per Share	$10.00

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Ultra-Short Municipal Income Portfolio

Statement of Operations	Year Ended September 30, 2020 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$3,002
Expenses:
Advisory Fees (Note B)	600
Shareholder Services Fees — Institutional Class (Note D)	31
Shareholder Services Fees — Class A (Note D)	379
Administration Fees (Note C)	240
Professional Fees	135
Registration Fees	108
Offering Costs	37
Custodian Fees (Note F)	13
Shareholder Reporting Fees	12
Trustees' Fees and Expenses	7
Pricing Fees	7
Transfer Agency Fees — Class IR (Note E)	2
Transfer Agency Fees — Institutional Class (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Other Expenses	19
Total Expenses	1,594
Waiver of Advisory Fees (Note B)	(600)
Expenses Reimbursed by Adviser (Note B)	(188)
Reimbursement of Class Specific Expenses — Class IR (Note B)	(2)
Reimbursement of Class Specific Expenses — Institutional Class (Note B)	(2)
Waiver of Shareholder Servicing Fees — Class A (Note D)	(28)
Net Expenses	774
Net Investment Income	2,228
Realized Gain:
Investments Sold	— @
Change in Unrealized Appreciation (Depreciation):
Investments	26
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	26
Net Increase in Net Assets Resulting from Operations	$2,254

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Ultra-Short Municipal Income Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2020 (000)	Period from December 19, 2018^ to September 30, 2019 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$2,228	$1,474
Net Realized Gain (Loss)	— @	(— @)
Net Change in Unrealized Appreciation (Depreciation)	26	1
Net Increase in Net Assets Resulting from Operations	2,254	1,475
Dividends and Distributions to Shareholders:
Class IR	(623)	(483)
Institutional Class	(317)	(276)
Class A	(1,288)	(715)
Total Dividends and Distributions to Shareholders	(2,228)	(1,474)
Capital Share Transactions:(1)
Class IR:
Subscribed	157,978	96,053
Distributions Reinvested	622	440
Redeemed	(107,472)	(29,320)
Institutional Class:
Subscribed	37,600	40,000
Distributions Reinvested	316	235
Redeemed	(68,136)	—
Class A:
Subscribed	299,894	154,961
Distributions Reinvested	1,286	664
Redeemed	(248,222)	(22,728)
Net Increase in Net Assets Resulting from Capital Share Transactions	73,866	240,305
Total Increase in Net Assets	73,892	240,306
Net Assets:
Beginning of Period	240,306	—
End of Period	$314,198	$240,306
(1) Capital Share Transactions:
Class IR:
Shares Subscribed	15,800	9,605
Shares Issued on Distributions Reinvested	62	44
Shares Redeemed	(10,748)	(2,932)
Net Increase in Class IR Shares Outstanding	5,114	6,717
Institutional Class:
Shares Subscribed	3,756	4,000
Shares Issued on Distributions Reinvested	32	24
Shares Redeemed	(6,813)	—
Net Increase (Decrease) in Institutional Class Shares Outstanding	(3,025)	4,024
Class A:
Shares Subscribed	29,992	15,497
Shares Issued on Distributions Reinvested	129	66
Shares Redeemed	(24,830)	(2,273)
Net Increase in Class A Shares Outstanding	5,291	13,290

^  Commencement of Operations.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Financial Highlights

Ultra-Short Municipal Income Portfolio

	Class IR
Selected Per Share Data and Ratios	Year Ended September 30, 2020	Period from December 19, 2018(1) to September 30, 2019
Net Asset Value, Beginning of Period	$10.00	$10.00
Income from Investment Operations:
Net Investment Income(2)	0.09	0.12
Net Realized and Unrealized Gain	0.00 (3)	0.00	(3)
Total from Investment Operations	0.09	0.12
Distributions from and/or in Excess of:
Net Investment Income	(0.09)	(0.12)
Net Asset Value, End of Period	$10.00	$10.00
Total Return(4)	0.91%	1.19	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$118,335	$67,174
Ratio of Expenses Before Expense Limitation	0.40%	0.52	%(6)
Ratio of Expenses After Expense Limitation	0.13%	0.13	%(6)
Ratio of Net Investment Income	0.78%	1.49	%(6)
Portfolio Turnover Rate	N/A(7)	N/A(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Not annualized.

(6)  Annualized.

(7)  During the reporting period, the Fund did not hold any long-term investments and accordingly portfolio turnover is not applicable.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Financial Highlights

Ultra-Short Municipal Income Portfolio

	Institutional Class
Selected Per Share Data and Ratios	Year Ended September 30, 2020	Period from December 19, 2018(1) to September 30, 2019
Net Asset Value, Beginning of Period	$10.00	$10.00
Income from Investment Operations:
Net Investment Income(2)	0.10	0.11
Net Realized and Unrealized Gain	0.00 (3)	0.00	(3)
Total from Investment Operations	0.10	0.11
Distributions from and/or in Excess of:
Net Investment Income	(0.08)	(0.11)
Net Asset Value, End of Period	$10.02	$10.00
Total Return(4)	1.01%	1.11	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$9,997	$40,250
Ratio of Expenses Before Expense Limitation	0.49%	0.62	%(6)
Ratio of Expenses After Expense Limitation	0.23%	0.23	%(6)
Ratio of Net Investment Income	1.03%	1.39	%(6)
Portfolio Turnover Rate	N/A(7)	N/A(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Not annualized.

(6)  Annualized.

(7)  During the reporting period, the Fund did not hold any long-term investments and accordingly portfolio turnover is not applicable.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Financial Highlights

Ultra-Short Municipal Income Portfolio

	Class A
Selected Per Share Data and Ratios	Year Ended September 30, 2020	Period from December 19, 2018(1) to September 30, 2019
Net Asset Value, Beginning of Period	$10.00	$10.00
Income from Investment Operations:
Net Investment Income(2)	0.07	0.10
Net Realized and Unrealized Gain	0.00 (3)	0.00	(3)
Total from Investment Operations	0.07	0.10
Distributions from and/or in Excess of:
Net Investment Income	(0.07)	(0.10)
Net Asset Value, End of Period	$10.00	$10.00
Total Return(4)	0.73%	1.04	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$185,866	$132,882
Ratio of Expenses Before Expense Limitation	0.59%	0.72	%(6)
Ratio of Expenses After Expense Limitation	0.32%	0.33	%(6)
Ratio of Net Investment Income	0.68%	1.30	%(6)
Portfolio Turnover Rate	N/A(7)	N/A(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Not annualized.

(6)  Annualized.

(7)  During the reporting period, the Fund did not hold any long-term investments and accordingly portfolio turnover is not applicable.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust is comprised of twelve separate, active funds (individually referred to as a "Fund," collectively as the "Funds"). The Trust applies investment company accounting and reporting guidance. All Funds are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Ultra-Short Municipal Income Portfolio. The Fund seeks current income exempt from federal income tax and capital preservation while maintaining liquidity. The Fund offers three classes of shares — Class IR, Institutional Class and Class A.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In March 2017, the Financial Accounting Standards Board ("FASB") issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the "ASU") which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund has adopted the ASU as of September 30, 2020 and it did not have an impact on the Fund's financial statements.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; and (2) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Trust's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the

16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

Trust to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2020:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Short-Term Investments
Weekly Variable Rate Bonds	$—	$91,720	$—	$91,720
Daily Variable Rate Bonds	—	68,000	—	68,000
Closed-End Investment Companies	—	30,800	—	30,800
Floating Rate Notes	—	39,819	—	39,819
Quarterly Variable Rate Bonds	—	10,606	—	10,606
Semi-Annual Variable Rate Bonds	—	11,500	—	11,500
Commercial Paper	—	45,000	—	45,000
Municipal Bonds & Notes	—	19,401	—	19,401
Total Short-Term Investments	—	316,846	—	316,846
Total Assets	$—	$316,846	$—	$316,846

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Indemnifications: The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

4.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the close of each business day. Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

5.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such

17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services and transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.20% of the average daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.25% for Class IR shares, 0.35% for Institutional Class shares and 0.45% for Class A shares. Effective July 1, 2020, the Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses will not exceed 0.40% for Class A shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. In addition, the Adviser may make additional voluntary fee waivers and/or expense reimbursements. The ratios of expenses to average net assets disclosed in the Fund's Financial Highlights may be lower than the maximum expense ratios due to these additional fee waivers and/or expense reimbursements. The Adviser may also waive additional advisory fees and/or reimburse expenses to enable the Fund to maintain a minimum level of daily net investment income. For the year ended September 30, 2020, approximately $600,000 of advisory fees were waived and approximately $192,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Trust's Distributor of Fund shares pursuant to a Distribution Agreement. The Trust has adopted a Shareholder Services Plan with respect to the Institutional Class shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.10% of the Fund's average daily net assets attributable to the Institutional Class shares.

The Trust has adopted a Shareholder Services Plan with respect to the Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.20% of the Fund's average daily net assets attributable to the Class A shares. The Distributor has agreed to waive the 12b-1 fee on Class A shares of the Fund to the extent it exceeds 0.15% of the average daily net assets of such shares on an annualized basis. This waiver will continue for at least one year or until such time as the Trustees act to discontinue all or a portion of such waiver when it deems such action is appropriate. For the year ended September 30, 2020, this waiver amounted to approximately $25,000.

The Distributor has agreed to reduce its distribution fees to enable the Fund to maintain a minimum level of daily net investment income. For the year ended September 30, 2020, this waiver amounted to approximately $3,000.

The shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Institutional Class and Class A shares.

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Trust's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Trust pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust.

18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

Morgan Stanley Services Company Inc. serves as Co-Transfer Agent and provides certain transfer agency services to the Fund with respect to certain direct transactions with the Fund.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended September 30, 2020, the Fund engaged in cross-trade purchases of approximately $18,750,000 and sales of approximately $16,300,000 which resulted in no net realized gains or losses.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the two-year period ended September 30, 2020, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2020 and 2019 was as follows:

2020 Distributions Paid From: Tax-Exempt Income (000)	2019 Distributions Paid From: Tax-Exempt Income (000)
$2,228	$1,474

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended September 30, 2020.

At September 30, 2020, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Tax-Exempt Income (000)	Undistributed Long-Term Capital Gain (000)
$189	$—

19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Notes to Financial Statements (cont'd)

At September 30, 2020, the Fund had available for federal income tax purposes unused short-term capital losses of approximately $1,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Trust and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended September 30, 2020, the Fund did not have any borrowings under the Facility.

J. Other: At September 30, 2020, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 92.8%.

K. Market Risk: Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Ultra-Short Municipal Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Ultra-Short Municipal Income Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund Trust (the "Trust")), including the portfolio of investments, as of September 30, 2020, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and the period from December 19, 2018 (commencement of operations) through September 30, 2019 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Ultra-Short Municipal Income Portfolio (one of the funds constituting Morgan Stanley Institutional Fund Trust) at September 30, 2020, the results of its operations for the year then ended and the changes in its net assets and its financial highlights for the year then ended and the period from December 19, 2018 (commencement of operations) through September 30, 2019, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
November 24, 2020

21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2019, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was below its peer group average for one-year period and the period since the middle of December 2018, the month of the Fund's inception. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's (i) performance was acceptable and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include a breakpoint. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

As part of the Board's review, the Board received information from management on the impact of COVID-19 on the firm generally and the Adviser and the Fund in particular including, among other information, the pandemic's current and expected impact on the Fund's performance and operations.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Trustees (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on April 22-23, 2020, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from December 1, 2018, through December 31, 2019, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2020. The Fund designated 100.0% of its income dividends as tax-exempt income dividends.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; Formerly, Director of BP p.l.c. (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1953	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1955	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1957	Trustee	Since January 2015	Chairman, Opus Capital Group (since January 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008); Member, Service Provider Committee (2005-2008) and Director of Best Transport (2006-2019).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); Director, Rubicorn Investments (since February 2019); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	87	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1958	Trustee	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1960	Trustee	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year 1947	Chair of the Board and Trustee	Chair of the Boards since August 2020 and Trustee since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Chairperson of the Governance Committee; Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2019) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2020

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Co-Transfer Agent

Morgan Stanley Services Company, Inc.
522 Fifth Avenue
New York, New York 10036

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. However, the holdings for each money market fund are posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund Trust, which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

32

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2020 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTUSMIANN
3300495 EXP 11.30.21

Item 2. Code of Ethics.

(a)       The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)       No information need be disclosed pursuant to this paragraph.

(c)       Not applicable.

(d)       Not applicable.

(e)       Not applicable.

(f)

(1)       The registrant’s Code of Ethics is attached hereto as Exhibit 13 A.

(2)       Not applicable.

(3)       Not applicable.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert" serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2020

	Registrant		Covered Entities(1)
Audit Fees	$734,650		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$—	(3)	$306,320	(4)
All Other Fees	$—		$30,000	(5)
Total Non-Audit Fees	$—		$336,320

Total	$734,650		$336,320

2019

	Registrant		Covered Entities(1)
Audit Fees	$570,650		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$53,684	(3)	$507,296	(4)
All Other Fees	$—		$144,110	(5)
Total Non-Audit Fees	$53,684		$651,406

Total	$624,334		$651,406

_______________________________

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.
(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.
(3)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.
(4)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities' tax returns.
(5)	All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004 AND JUNE 12 AND 13, 20193

1.	Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

3        This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

2.	Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.	Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix A. All other Audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-CEN and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix A. All other Audit-related services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.	Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix A. All Tax services in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.	All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix A. Permissible All Other services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.	Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.	Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Principal Financial and Accounting Officer and must include a detailed description of the services to be rendered. The Fund’s Principal Financial and Accounting Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee or Chairperson of the Audit Committee will be submitted to the Audit Committee by the Fund's Principal Financial and Accounting Officer, who, after consultation with the Independent Auditors, will discuss whether, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Principal Financial and Accounting Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Principal Financial and Accounting Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund’s Principal Financial and Accounting Officer and management will immediately report to the Chairperson of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Principal Financial and Accounting Officer or any member of management.

9.	Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with the PCAOB’s Ethics and Independence Rule 3526, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.	Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

Morgan Stanley Funds

Morgan Stanley & Co. LLC

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

Morgan Stanley Smith Barney LLC

Morgan Stanley Capital Management LLC

Morgan Stanley Asia Limited

Morgan Stanley Services Group

(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f) Not applicable.

(g) See table above.

(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

APPENDIX A

Pre-Approved Audit Services

Service Range of Fees
	The Fund(s)	Covered Entities
Statutory audits or financial audits for the Funds	For a complete list of fees, please contact the legal department **	N/A

Services associated with SEC registration statements (including new fund filings/seed audits), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end fund offerings, consents), and assistance in responding to SEC comment letters

	*	*

Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be “audit related” services rather than “audit” services)

	*	*

Pre-Approved Audit-Related Services

Service Range of Fees
	The Fund(s)	Covered Entities
Attest procedures not required by statute or regulation	*	*
Due diligence services pertaining to potential fund mergers	*	*

Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be “audit” services rather than “audit-related” services)

	*	*
General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act	*	*

Pre-Approved Tax Services

Service Range of Fees
	The Fund(s)	Covered Entities
U.S. federal, state and local tax planning and advice	*	*
U.S. federal, state and local tax compliance	*	*
International tax planning and advice	*	*
International tax compliance	*	*
Review/preparation of federal, state, local and international income, franchise, and other tax returns	$400,000 PwC	N/A
Identification of Passive Foreign Investment Companies PwC ITV Tool – assist in determining which Fund holdings have foreign capital gains tax exposure	$150,000 PwC $125,000 PwC	* *
Foreign Tax Services - Preparation of local foreign tax returns and assistance with local tax compliance issues (including maintenance of transaction schedules, assistance in periodic tax remittances, tax registration, representing funds before foreign revenue authorities and assistance with assessment orders)	$500,000 PwC/EY	*
Assistance with tax audits and appeals before the IRS and similar state, local and foreign agencies	*	*
Tax advice and assistance regarding statutory, regulatory or administrative developments (e.g., excise tax reviews, evaluation of Fund’s tax compliance function)	*	*

Pre-Approved All Other Services

Service Range of Fees
	The Fund(s)	Covered Entities
Risk management advisory services, e.g., assessment and testing of security infrastructure controls	*	*

*Aggregate fees related to the pre-approved services will be limited to 10% of the 2020/2021 annual fees for audit and tax services (see fee schedule distributed by the Auditors).

** Audit and tax services for new funds/portfolios will be subject to the maximum audit and tax fee for a fund/portfolio on fee schedule distributed by the Auditors.

Prohibited Non-Audit Services

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client
•	Financial information systems design and implementation
•	Appraisal or valuation services, fairness opinions or contribution-in-kind reports
•	Actuarial services
•	Internal audit outsourcing services

•	Management functions
•	Human resources
•	Broker-dealer, investment adviser or investment banking services
•	Legal services
•	Expert services unrelated to the audit

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph J. Kearns, Jakki L. Haussler, Michael F. Klein and W. Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominee to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11. Controls and Procedures

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed End Management Investment Companies.

Not Applicable

Item 13. Exhibits

(a)	The Code of Ethics for Principal Executive and Senior Financial Officers.

(b)	A separate certification for each principal executive officer and principal financial officer of the registrant as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Institutional Fund Trust

/s/ John H. Gernon

John H. Gernon

Principal Executive Officer

November 17, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon

John H. Gernon

Principal Executive Officer

November 17, 2020

/s/ Francis Smith

Francis Smith

Principal Financial Officer

November 17, 2020